UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-21991

Fidelity Rutland Square Trust II
 (Exact name of registrant as specified in charter)

245 Summer St., Boston, Massachusetts 02210
 (Address of principal executive offices)       (Zip code)

Marc Bryant, Secretary

245 Summer St.

Boston, Massachusetts 02210
(Name and address of agent for service)

Registrant's telephone number, including area code: 617-563-7000

Date of fiscal year end:	May 31

Date of reporting period:	May 31, 2013

Item 1. Reports to Stockholders

Strategic Advisers®
Core Fund

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Annual Report

May 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting guidelines and proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended May 31, 2013	Past 1 year	Life of fund A
Strategic Advisers® Core Fund	27.75%	12.56%

A From December 30, 2009.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Core Fund on December 30, 2009, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks settled into a fifth year and two major equity benchmarks reached further into record territory during the 12 months ending May 31, 2013, as gains in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for most of the period. Optimism over the nation's jobs picture and housing market teamed up with solid corporate earnings to make stocks a favorite with investors during the 12 months. The broad-based S&P 500® Index finished the period up 27.28% after setting a series of new highs, while the blue-chip Dow Jones Industrial AverageSM also moved into record territory en route to gaining 25.26% for the 12 months. The growth-oriented Nasdaq Composite Index® advanced 23.97%. During the year, markets shrugged off some intermittent volatility over debt woes in Europe, the U.S. presidential election and Congressional gridlock over the federal budget. The year's gains were broad-based, with nine of the 10 sectors in the S&P 500® posting a double-digit increase, led by financials (+45%), health care (+36%) and consumer discretionary (+33%), while the lone single-digit performer, utilities (+9%), finished at the back of the pack. Despite the headwind of U.S. dollar strength versus the yen, foreign developed markets surged back from early-period lows, with the MSCI® EAFE® Index returning 31.77%.

Comments from John Stone and Niall Devitt, Lead Portfolio Manager and Co-Portfolio Manager, respectively, of Strategic Advisers® Core Fund: For the year, Strategic Advisers® Core Fund (the Fund) returned 27.75%, outpacing the S&P 500®. Relative to the benchmark, JPMorgan U.S. Large Cap Core Plus Fund was the top contributing manager, led by broadly positive stock selection, most notably in financials, energy, consumer discretionary and industrials, along with underweightings in the more defensive utilities and telecommunication services sectors. Sub-adviser Pyramis Global Advisors also contributed, because its generally higher-risk strategy resulted in significant mid-cap holdings, and mid-cap stocks outpaced the S&P 500. Sub-adviser First Eagle Investment Management provided a modest boost to relative performance, thanks, in part, to a decision during the third quarter of 2012 to emphasize defensive stocks, which paid off during the early months of 2013, when sectors considered to be more defensive performed well. On the downside, Fidelity Advisor® New Insights Fund was the primary detractor, due to an underweighting in financials, a large overweighting in information technology, and unfavorable stock picks in consumer discretionary and among gold-mining companies. Lastly, DWS Core Equity Fund nicked the Fund's return, as did a small position in a utilities-focused exchange-traded fund.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2012 to May 31, 2013).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. In addition, the Fund, as a shareholder in the underlying Fidelity Central Funds, will indirectly bear its pro-rata share of the fees and expenses incurred by the underlying Fidelity Central Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value December 1, 2012	Ending Account Value May 31, 2013	Expenses Paid During Period* December 1, 2012 to May 31, 2013
Actual	.19%	$ 1,000.00	$ 1,161.50	$ 1.02
Hypothetical A		$ 1,000.00	$ 1,023.98	$ .96

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of May 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
JPMorgan U.S. Large Cap Core Plus Fund Select Class*	18.2	19.6
BBH Core Select Fund Class N	6.0	4.9
Fidelity Advisor New Insights Fund Institutional Class	5.0	5.7
FMI Large Cap Fund	4.7	4.8
Apple, Inc.	1.8	2.4
Citigroup, Inc.	1.0	0.9
JPMorgan Chase & Co.	1.0	0.7
Pfizer, Inc.	1.0	0.8
Chevron Corp.	1.0	0.8
Microsoft Corp.	1.0	0.7
	40.7
* The JPMorgan U.S. Large Cap Core Plus Fund seeks to provide a high total return from a portfolio of selected equity securities which includes both long and short positions.
Top Five Market Sectors as of May 31, 2013
(Stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	10.3	11.3
Financials	9.6	7.7
Consumer Discretionary	9.6	7.7
Industrials	7.7	7.3
Health Care	7.4	7.5
Asset Allocation (% of fund's net assets)
As of May 31, 2013	As of November 30, 2012
Stocks 61.8%	Stocks 58.4%
Corporate Bonds 0.0%†	Corporate Bonds 0.0%†
Large Blend Funds 28.9%	Large Blend Funds 29.3%
Large Growth Funds 5.0%	Large Growth Funds 5.7%
Mid-Cap Value Funds 0.7%	Mid-Cap Value Funds 0.0%
Sector Funds 0.2%	Sector Funds 1.2%
Short-Term Investments and Net Other Assets (Liabilities) 3.4%	Short-Term Investments and Net Other Assets (Liabilities) 5.4%

Annual Report

Investment Changes (Unaudited) - continued

† Amount represents less than 0.1%
Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments May 31, 2013

Showing Percentage of Net Assets

Common Stocks - 61.7%
	Shares	Value
CONSUMER DISCRETIONARY - 9.6%
Auto Components - 0.2%
Delphi Automotive PLC	171,632	$ 8,377,358
Johnson Controls, Inc.	152,300	5,689,928
Tenneco, Inc. (a)	10,762	477,402
TRW Automotive Holdings Corp. (a)	65,400	4,143,090
		18,687,778
Automobiles - 0.8%
Ford Motor Co.	2,880,968	45,173,578
General Motors Co. (a)	889,226	30,135,869
Harley-Davidson, Inc.	126,389	6,893,256
Honda Motor Co. Ltd.	21,700	805,607
		83,008,310
Diversified Consumer Services - 0.0%
Anhanguera Educacional Participacoes SA	208,000	1,273,172
H&R Block, Inc.	89,398	2,616,679
Kroton Educacional SA	61,000	874,358
		4,764,209
Hotels, Restaurants & Leisure - 0.8%
Bloomin' Brands, Inc.	37,300	867,598
Brinker International, Inc.	74,914	2,937,378
Carnival Corp. unit	289,200	9,572,520
Chipotle Mexican Grill, Inc. (a)	20,900	7,544,900
Club Mediterranee SA (a)	17,696	406,417
Hyatt Hotels Corp. Class A (a)	18,217	749,083
Icahn Enterprises LP rights	93,200	1
Las Vegas Sands Corp.	313,998	18,180,484
McDonald's Corp.	75,500	7,291,035
Panera Bread Co. Class A (a)	15,500	2,973,365
Penn National Gaming, Inc. (a)	2,900	159,616
Ruth's Hospitality Group, Inc.	18,086	202,563
Spur Corp. Ltd.	47,932	140,529
Starbucks Corp.	257,343	16,230,623
Starwood Hotels & Resorts Worldwide, Inc.	111,800	7,635,940
Texas Roadhouse, Inc. Class A	62,854	1,486,497
Tim Hortons, Inc.	82,300	4,379,183
Wyndham Worldwide Corp.	6,500	377,780
Yum! Brands, Inc.	36,984	2,505,666
		83,641,178
Household Durables - 0.3%
Harman International Industries, Inc.	47,500	2,522,250
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Lennar Corp. Class A	100,100	$ 3,935,932
Mohawk Industries, Inc. (a)	103,128	11,464,740
Taylor Morrison Home Corp.	306,866	7,926,349
Taylor Wimpey PLC	606,408	913,545
Toll Brothers, Inc. (a)	28,800	984,096
Whirlpool Corp.	10,947	1,398,589
		29,145,501
Internet & Catalog Retail - 0.6%
Amazon.com, Inc. (a)	129,567	34,857,410
Liberty Media Corp. Interactive Series A (a)	32,043	719,365
Netflix, Inc. (a)	30,900	6,991,125
Ocado Group PLC (a)	204,514	844,587
priceline.com, Inc. (a)	31,658	25,450,816
		68,863,303
Leisure Equipment & Products - 0.2%
Amer Group PLC (A Shares)	23,119	425,793
BRP, Inc.	9,600	229,178
Brunswick Corp.	34,896	1,171,459
Hasbro, Inc.	112,100	4,986,208
Mattel, Inc.	213,868	9,570,593
Polaris Industries, Inc.	8,550	816,611
		17,199,842
Media - 3.4%
Antena 3 de Television SA	14,500	95,740
CBS Corp. Class B	329,538	16,312,131
Comcast Corp.:
Class A	724,196	29,076,469
Class A (special) (non-vtg.)	537,115	20,840,062
DIRECTV (a)	495,330	30,279,523
Discovery Communications, Inc. Class C (non-vtg.) (a)	64,600	4,520,062
DISH Network Corp. Class A	665,309	25,641,009
Interpublic Group of Companies, Inc.	290,600	4,132,332
Ipsos SA	10,327	372,542
Lamar Advertising Co. Class A (a)	419,452	19,600,992
Liberty Global, Inc. Class A (a)	437,885	32,272,125
Liberty Media Corp. Class A (a)	100,081	12,496,114
MDC Partners, Inc. Class A (sub. vtg.)	96,366	1,698,932
News Corp. Class A	434,426	13,949,419
Omnicom Group, Inc.	19,498	1,211,411
The Walt Disney Co.	423,806	26,733,682
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - continued
Time Warner Cable, Inc.	516,466	$ 49,327,668
Time Warner, Inc.	482,316	28,152,785
Valassis Communications, Inc.	12,760	331,632
Viacom, Inc. Class B (non-vtg.)	778,848	51,318,295
		368,362,925
Multiline Retail - 1.0%
Dollar Tree, Inc. (a)	182,000	8,743,280
Kohl's Corp.	164,400	8,451,804
Macy's, Inc.	796,265	38,491,450
PPR SA	5,850	1,278,915
Target Corp.	749,701	52,104,220
The Bon-Ton Stores, Inc.	17,827	379,537
		109,449,206
Specialty Retail - 1.9%
American Eagle Outfitters, Inc.	69,099	1,367,469
Ascena Retail Group, Inc. (a)	47,342	962,463
AutoZone, Inc. (a)	84,056	34,364,614
Bed Bath & Beyond, Inc. (a)	9,380	640,185
Body Central Corp. (a)	83,081	1,021,065
CarMax, Inc. (a)	313,735	14,673,386
Express, Inc. (a)	69,928	1,524,430
Foot Locker, Inc.	17,496	600,463
Francescas Holdings Corp. (a)	24,299	693,736
Gap, Inc.	637,565	25,853,261
GNC Holdings, Inc.	20,500	923,115
Home Depot, Inc.	642,786	50,561,547
Kingfisher PLC	153,000	803,410
L Brands, Inc.	158,710	7,937,087
Lowe's Companies, Inc.	245,153	10,323,393
OfficeMax, Inc.	76,922	1,002,294
Rent-A-Center, Inc.	59,372	2,171,828
Ross Stores, Inc.	329,295	21,173,669
Staples, Inc.	23,978	359,670
SuperGroup PLC (a)	77,430	908,236
TJX Companies, Inc.	652,767	33,036,538
		210,901,859
Textiles, Apparel & Luxury Goods - 0.4%
Coach, Inc.	9,875	575,318
Fossil, Inc. (a)	34,000	3,610,800
lululemon athletica, Inc. (a)	40,996	3,189,899
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
NIKE, Inc. Class B	202,269	$ 12,471,907
PVH Corp.	126,551	14,577,410
Ralph Lauren Corp.	22,900	4,009,561
VF Corp.	5,026	924,080
		39,358,975
TOTAL CONSUMER DISCRETIONARY		1,033,383,086
CONSUMER STAPLES - 5.2%
Beverages - 1.4%
Anheuser-Busch InBev SA NV	19,400	1,786,456
Beam, Inc.	8,387	543,813
Coca-Cola Enterprises, Inc.	242,500	9,011,300
Constellation Brands, Inc. Class A (sub. vtg.) (a)	404,859	21,461,576
Cott Corp.	99,200	812,354
Dr. Pepper Snapple Group, Inc.	220,225	10,125,946
Molson Coors Brewing Co. Class B	156,810	7,747,982
Monster Beverage Corp. (a)	165,239	9,020,397
PepsiCo, Inc.	675,219	54,537,439
Remy Cointreau SA	3,400	394,100
SABMiller PLC	20,400	1,032,159
The Coca-Cola Co.	843,577	33,734,644
		150,208,166
Food & Staples Retailing - 1.3%
Carrefour SA	3,415	101,268
Costco Wholesale Corp.	113,300	12,425,611
CVS Caremark Corp.	674,148	38,817,442
Kroger Co.	338,927	11,411,672
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	15,846	750,714
Sysco Corp.	214,400	7,246,720
Wal-Mart Stores, Inc.	732,878	54,848,590
Walgreen Co.	78,766	3,761,864
Whole Foods Market, Inc.	187,000	9,697,820
		139,061,701
Food Products - 0.9%
Amira Nature Foods Ltd.	54,629	486,744
Archer Daniels Midland Co.	201,500	6,494,345
Astral Foods Ltd.	43,712	387,771
Bunge Ltd.	13,450	936,120
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - continued
Cal-Maine Foods, Inc.	1,700	$ 76,058
ConAgra Foods, Inc.	387,023	13,038,805
Danone SA	10,000	737,478
General Mills, Inc.	287,800	13,549,624
Green Mountain Coffee Roasters, Inc. (a)	82,093	6,003,461
Hilton Food Group PLC	55,439	297,346
Ingredion, Inc.	10,400	708,448
Kellogg Co.	256,890	15,940,025
Kraft Foods Group, Inc.	353,205	19,472,192
Marine Harvest ASA	895,672	934,033
Mead Johnson Nutrition Co. Class A	16,404	1,329,872
Mondelez International, Inc.	409,580	12,066,227
The J.M. Smucker Co.	77,290	7,803,198
		100,261,747
Household Products - 0.8%
Colgate-Palmolive Co.	102,400	5,922,816
Energizer Holdings, Inc.	82,382	7,884,781
Henkel AG & Co. KGaA	20,408	1,673,746
Procter & Gamble Co.	814,809	62,544,739
Svenska Cellulosa AB (SCA) (B Shares)	72,200	1,804,087
Unicharm Corp.	17,200	961,854
		80,792,023
Personal Products - 0.1%
Avon Products, Inc.	525,100	12,376,607
Estee Lauder Companies, Inc. Class A	11,200	759,136
Hengan International Group Co. Ltd.	57,000	630,340
Herbalife Ltd.	17,600	821,392
Nu Skin Enterprises, Inc. Class A	2,598	152,762
		14,740,237
Tobacco - 0.7%
Altria Group, Inc.	187,493	6,768,497
British American Tobacco PLC (United Kingdom)	31,300	1,719,895
Japan Tobacco, Inc.	96,000	3,267,169
Philip Morris International, Inc.	749,561	68,142,591
		79,898,152
TOTAL CONSUMER STAPLES		564,962,026
Common Stocks - continued
	Shares	Value
ENERGY - 6.1%
Energy Equipment & Services - 1.2%
Baker Hughes, Inc.	67,900	$ 3,088,092
BW Offshore Ltd.	776,546	1,036,074
Cameron International Corp. (a)	191,470	11,654,779
Cathedral Energy Services Ltd.	94,100	417,516
Ensco PLC Class A	63,831	3,840,711
Essential Energy Services Ltd.	334,300	802,900
FMC Technologies, Inc. (a)	122,100	6,796,086
Halliburton Co.	69,721	2,917,824
McDermott International, Inc. (a)	70,500	673,275
National Oilwell Varco, Inc.	598,137	42,049,031
Noble Corp.	89,500	3,468,125
Schlumberger Ltd.	663,389	48,447,299
Vantage Drilling Co. (a)	637,946	1,224,856
Xtreme Drilling & Coil Services Corp. (a)	309,500	791,102
Xtreme Drilling & Coil Services Corp. (e)	94,800	242,315
		127,449,985
Oil, Gas & Consumable Fuels - 4.9%
Access Midstream Partners LP	26,343	1,133,276
Americas Petrogas, Inc. (a)	192,700	295,532
Americas Petrogas, Inc. (a)(e)	247,000	378,809
Anadarko Petroleum Corp.	159,394	13,942,193
Apache Corp.	314,681	25,844,751
Atlas Energy LP	7,165	351,085
Atlas Pipeline Partners LP	35,831	1,333,272
BPZ Energy, Inc. (a)	236,799	457,022
Cabot Oil & Gas Corp.	53,016	3,730,206
Chevron Corp.	860,085	105,575,434
Cimarex Energy Co.	39,700	2,784,558
Cobalt International Energy, Inc. (a)	68,838	1,785,658
Concho Resources, Inc. (a)	24,098	2,016,039
ConocoPhillips	372,055	22,821,854
CONSOL Energy, Inc.	188,835	6,548,798
Devon Energy Corp.	179,570	10,208,555
Double Eagle Petroleum Co. (a)	88,100	362,972
Energen Corp.	29,870	1,618,655
EOG Resources, Inc.	115,263	14,880,453
EQT Corp.	85,960	6,866,485
Exxon Mobil Corp.	1,080,893	97,788,390
Halcon Resources Corp. (a)	80,000	422,400
Hess Corp.	170,526	11,495,158
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
InterOil Corp. (a)	43,690	$ 3,626,707
Kinder Morgan Holding Co. LLC	538,917	20,468,068
Magellan Midstream Partners LP	8,758	455,328
Marathon Petroleum Corp.	11,153	920,123
Markwest Energy Partners LP	36,503	2,403,358
Motor Oil (HELLAS) Corinth Refineries SA	1,900	19,164
Noble Energy, Inc.	183,480	10,577,622
Northern Oil & Gas, Inc. (a)	222,594	2,931,563
Occidental Petroleum Corp.	499,443	45,983,717
Painted Pony Petroleum Ltd. (e)	24,300	219,151
Painted Pony Petroleum Ltd. Class A (a)	53,600	483,395
Pan Orient Energy Corp.	22,500	36,677
Peabody Energy Corp.	584,167	11,490,565
Phillips 66	227,099	15,117,980
Pioneer Natural Resources Co.	62,919	8,725,607
Range Resources Corp.	78,400	5,894,112
Royal Dutch Shell PLC Class A sponsored ADR	28,337	1,880,727
Southcross Energy Partners LP	28,600	642,356
Southwestern Energy Co. (a)	144,200	5,434,898
Spectra Energy Corp.	224,200	6,853,794
Suncor Energy, Inc.	24,865	754,284
TAG Oil Ltd. (a)	317,500	958,548
TAG Oil Ltd. (e)	13,400	40,455
Talisman Energy, Inc.	106,700	1,248,393
Talisman Energy, Inc. (United States)	114,600	1,338,528
Tesoro Corp.	362,907	22,373,217
The Williams Companies, Inc.	409,290	14,398,822
Valero Energy Corp.	237,375	9,644,546
Western Gas Equity Partners LP	3,700	138,454
WPX Energy, Inc. (a)	192,233	3,702,408
		531,404,122
TOTAL ENERGY		658,854,107
FINANCIALS - 9.6%
Capital Markets - 1.1%
AllianceBernstein Holding LP	29,825	754,573
Ameriprise Financial, Inc.	128,205	10,451,272
BlackRock, Inc. Class A	7,400	2,066,080
E*TRADE Financial Corp. (a)	98,500	1,145,555
Franklin Resources, Inc.	39,700	6,145,957
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Goldman Sachs Group, Inc.	72,784	$ 11,796,831
GP Investments Ltd. Class A (depositary receipt) (a)	350,100	774,803
ICG Group, Inc. (a)	30,984	344,232
Invesco Ltd.	426,046	14,374,792
KKR & Co. LP	58,091	1,131,613
Monex Group, Inc.	3,487	1,288,309
Morgan Stanley	1,313,624	34,022,862
Northern Trust Corp.	179,400	10,432,110
Oaktree Capital Group LLC	26,566	1,385,417
State Street Corp.	272,900	18,060,522
TD Ameritrade Holding Corp.	180,400	4,228,576
The Blackstone Group LP	43,725	957,140
UBS AG (NY Shares)	205,234	3,597,752
		122,958,396
Commercial Banks - 1.4%
Bank of Ireland (a)	10,500	2,420
Barclays PLC sponsored ADR	128,700	2,469,753
CIT Group, Inc. (a)	336,090	15,487,027
Commerce Bancshares, Inc.	16,807	731,441
Guaranty Trust Bank PLC GDR (Reg. S)	44,353	394,742
Huntington Bancshares, Inc.	6,900	53,475
Itau Unibanco Holding SA sponsored ADR	39,671	596,652
Komercni Banka A/S	200	37,940
M&T Bank Corp.	21,817	2,288,603
PNC Financial Services Group, Inc.	233,074	16,697,421
PT Bank Rakyat Indonesia Tbk	51,000	46,116
Regions Financial Corp.	624,100	5,698,033
Sberbank (Savings Bank of the Russian Federation) sponsored ADR	33,600	411,264
U.S. Bancorp	695,769	24,393,661
Wells Fargo & Co.	1,906,420	77,305,331
Zions Bancorporation	133,100	3,733,455
		150,347,334
Consumer Finance - 0.9%
American Express Co.	787,439	59,617,007
Capital One Financial Corp.	307,860	18,757,910
Discover Financial Services	261,810	12,412,412
SLM Corp.	69,802	1,657,099
		92,444,428
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - 3.0%
Bank of America Corp.	3,699,949	$ 50,541,303
Citigroup, Inc.	2,139,471	111,231,097
CME Group, Inc.	204,040	13,860,437
IntercontinentalExchange, Inc. (a)	82,300	14,090,583
JPMorgan Chase & Co.	2,026,025	110,600,705
McGraw-Hill Companies, Inc.	311,865	17,012,236
Moody's Corp.	52,540	3,490,758
MSCI, Inc. Class A (a)	104,320	3,676,237
ORIX Corp.	52,500	696,254
PICO Holdings, Inc. (a)	121,172	2,737,275
The NASDAQ Stock Market, Inc.	3,400	106,964
		328,043,849
Insurance - 2.3%
ACE Ltd.	18,198	1,631,997
AFLAC, Inc.	25,542	1,422,434
Allied World Assurance Co. Holdings Ltd.	7,900	706,339
Allstate Corp.	405,500	19,561,320
American International Group, Inc. (a)	832,059	36,993,343
Arthur J. Gallagher & Co.	10,945	478,078
Assured Guaranty Ltd.	173,499	3,924,547
Axis Capital Holdings Ltd.	8,412	366,427
Berkshire Hathaway, Inc. Class B (a)	777,148	88,649,272
Everest Re Group Ltd.	6,474	839,095
Fairfax Financial Holdings Ltd. (sub. vtg.)	1,900	767,239
Lincoln National Corp.	116,570	4,156,886
Loews Corp.	101,600	4,655,312
Marsh & McLennan Companies, Inc.	640,441	25,630,449
MetLife, Inc.	464,480	20,534,661
Progressive Corp.	369,400	9,416,006
Prudential Financial, Inc.	25,500	1,758,735
The Travelers Companies, Inc.	17,660	1,478,495
Validus Holdings Ltd.	16,890	609,898
XL Group PLC Class A	612,600	19,254,018
		242,834,551
Real Estate Investment Trusts - 0.7%
American Tower Corp.	280,739	21,852,724
AvalonBay Communities, Inc.	48,800	6,473,808
Beni Stabili SpA SIIQ	1,339,900	941,300
Boston Properties, Inc.	43,500	4,636,230
CBL & Associates Properties, Inc.	49,217	1,131,499
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Coresite Realty Corp.	900	$ 28,908
Corrections Corp. of America	12,273	431,396
Cousins Properties, Inc.	43,432	448,218
Douglas Emmett, Inc.	38,938	992,530
Education Realty Trust, Inc.	103,300	1,080,518
General Growth Properties, Inc.	73,100	1,500,743
Lexington Corporate Properties Trust	81,400	1,024,826
Parkway Properties, Inc.	20,000	343,600
Piedmont Office Realty Trust, Inc. Class A	21,302	404,525
Prologis, Inc.	22,807	919,122
Public Storage	7,700	1,168,860
Retail Properties America, Inc.	17,043	260,076
Simon Property Group, Inc.	96,900	16,128,036
SL Green Realty Corp.	45,339	3,943,586
Vornado Realty Trust	107,300	8,578,635
Westfield Group unit	66,746	732,607
Weyerhaeuser Co.	202,147	6,028,024
		79,049,771
Real Estate Management & Development - 0.1%
Atrium European Real Estate Ltd.	11,948	70,659
CBRE Group, Inc. (a)	132,979	3,082,453
CSI Properties Ltd.	8,760,000	388,623
Jones Lang LaSalle, Inc.	3,510	322,323
LEG Immobilien AG	5,249	299,503
Realogy Holdings Corp.	130,262	6,726,730
		10,890,291
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. (a)	119,800	740,364
Radian Group, Inc.	647,343	8,331,304
		9,071,668
TOTAL FINANCIALS		1,035,640,288
HEALTH CARE - 7.4%
Biotechnology - 1.1%
Achillion Pharmaceuticals, Inc. (a)	34,266	285,778
Alexion Pharmaceuticals, Inc. (a)	71,400	6,964,356
Alnylam Pharmaceuticals, Inc. (a)	74,200	2,272,746
Amgen, Inc.	270,640	27,207,439
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
Array Biopharma, Inc. (a)	24,450	$ 142,788
Biogen Idec, Inc. (a)	77,700	18,452,973
Biovitrum AB (a)	109,412	680,588
Celgene Corp. (a)	65,100	8,049,615
CSL Ltd.	2,411	137,187
Cytos Biotechnology AG (a)	648	2,656
Dynavax Technologies Corp. (a)	343,300	896,013
Elan Corp. PLC sponsored ADR (a)	157,000	1,987,620
Gentium SpA sponsored ADR (a)	23,764	199,380
Gilead Sciences, Inc. (a)	680,048	37,049,015
Grifols SA ADR	47,617	1,298,039
Infinity Pharmaceuticals, Inc. (a)	60,440	1,628,858
Insmed, Inc. (a)	11,300	151,646
Isis Pharmaceuticals, Inc. (a)	30,000	649,500
KaloBios Pharmaceuticals, Inc.	41,459	211,192
KaloBios Pharmaceuticals, Inc.	13,400	75,844
Medivation, Inc. (a)	7,100	344,776
Merrimack Pharmaceuticals, Inc. (a)	33,200	183,928
Novavax, Inc. (a)	78,047	149,070
Onyx Pharmaceuticals, Inc. (a)	6,144	586,445
Quintiles Transnational Holdings, Inc.	71,520	3,149,741
Theravance, Inc. (a)	67,710	2,372,558
Vertex Pharmaceuticals, Inc. (a)	96,760	7,770,796
		122,900,547
Health Care Equipment & Supplies - 1.2%
Abbott Laboratories	484,190	17,755,247
Ansell Ltd.	20,487	337,558
Baxter International, Inc.	702,331	49,394,939
Boston Scientific Corp. (a)	138,400	1,278,816
C.R. Bard, Inc.	25,500	2,628,795
Covidien PLC	398,990	25,375,764
DENTSPLY International, Inc.	175,200	7,316,352
Edwards Lifesciences Corp. (a)	28,000	1,860,880
Genmark Diagnostics, Inc. (a)	61,200	911,880
Hill-Rom Holdings, Inc.	22,776	822,897
Intuitive Surgical, Inc. (a)	4,300	2,139,379
Sirona Dental Systems, Inc. (a)	10,205	723,943
Stryker Corp.	156,300	10,376,757
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Trinity Biotech PLC sponsored ADR	12,542	$ 219,861
Zimmer Holdings, Inc.	83,900	6,586,989
		127,730,057
Health Care Providers & Services - 1.5%
Accretive Health, Inc. (a)	108,800	1,238,144
Aetna, Inc.	167,200	10,095,536
AmerisourceBergen Corp.	117,405	6,349,262
AmSurg Corp. (a)	22,320	793,030
BioScrip, Inc. (a)	52,450	733,251
Brookdale Senior Living, Inc. (a)	167,540	4,749,759
DaVita, Inc. (a)	12,278	1,523,331
Emeritus Corp. (a)	54,400	1,382,848
Express Scripts Holding Co. (a)	589,221	36,602,409
HCA Holdings, Inc.	701,910	27,416,605
McKesson Corp.	271,099	30,867,332
MEDNAX, Inc. (a)	7,030	652,595
Qualicorp SA (a)	98,500	871,498
Quest Diagnostics, Inc.	78,543	4,857,099
UnitedHealth Group, Inc.	612,053	38,332,879
		166,465,578
Life Sciences Tools & Services - 0.3%
Agilent Technologies, Inc.	374,058	17,000,936
Life Technologies Corp. (a)	4,100	303,810
Lonza Group AG	8,416	628,835
Thermo Fisher Scientific, Inc.	117,500	10,375,250
		28,308,831
Pharmaceuticals - 3.3%
AbbVie, Inc.	733,717	31,322,379
Actavis, Inc. (a)	105,824	13,047,041
Allergan, Inc.	68,900	6,854,861
AVANIR Pharmaceuticals Class A (a)	75,030	249,100
Biodelivery Sciences International, Inc. (a)	111,643	491,229
Bristol-Myers Squibb Co.	29,110	1,339,351
Cadence Pharmaceuticals, Inc. (a)	273,769	1,820,564
Dechra Pharmaceuticals PLC	32,738	340,236
Eli Lilly & Co.	184,800	9,823,968
Endo Health Solutions, Inc. (a)	40,392	1,466,230
GlaxoSmithKline PLC	73,196	1,893,815
Horizon Pharma, Inc.	289,002	684,935
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Horizon Pharma, Inc.:
warrants 2/28/17 (a)	23,674	$ 7
warrants 9/25/17 (a)	78,850	24
Jazz Pharmaceuticals PLC (a)	15,700	1,067,129
Johnson & Johnson	1,017,852	85,682,781
Merck & Co., Inc.	1,457,966	68,087,012
Novo Nordisk A/S Series B	11,700	1,896,310
Optimer Pharmaceuticals, Inc. (a)	18,811	279,908
Pfizer, Inc.	4,023,724	109,566,005
Sanofi SA	80,415	8,574,511
Valeant Pharmaceuticals International, Inc. (Canada) (a)	11,700	1,076,502
Warner Chilcott PLC	83,866	1,610,227
Zoetis, Inc. Class A	238,035	7,617,120
		354,791,245
TOTAL HEALTH CARE		800,196,258
INDUSTRIALS - 7.7%
Aerospace & Defense - 2.5%
Finmeccanica SpA (a)	89,179	497,951
General Dynamics Corp.	10,584	816,026
Honeywell International, Inc.	824,341	64,677,795
L-3 Communications Holdings, Inc.	50,800	4,322,572
Lockheed Martin Corp.	154,766	16,378,886
Meggitt PLC	190,015	1,537,374
Northrop Grumman Corp.	344,576	28,389,617
Orbital Sciences Corp. (a)	4,200	76,356
Precision Castparts Corp.	67,767	14,496,717
Textron, Inc.	253,423	6,832,284
The Boeing Co.	632,080	62,588,562
United Technologies Corp.	698,275	66,266,298
		266,880,438
Air Freight & Logistics - 0.5%
C.H. Robinson Worldwide, Inc.	32,600	1,848,094
Expeditors International of Washington, Inc.	39,300	1,533,879
FedEx Corp.	98,900	9,528,026
United Parcel Service, Inc. Class B	446,888	38,387,679
		51,297,678
Airlines - 0.3%
Copa Holdings SA Class A	2,200	288,904
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Airlines - continued
Delta Air Lines, Inc. (a)	266,550	$ 4,800,566
easyJet PLC	10,900	209,668
United Continental Holdings, Inc. (a)	190,900	6,196,614
US Airways Group, Inc. (a)	1,146,688	20,147,308
		31,643,060
Building Products - 0.0%
Armstrong World Industries, Inc. (a)	6,684	347,367
Masco Corp.	190,131	3,996,554
Ply Gem Holdings, Inc.	51,874	1,198,289
		5,542,210
Commercial Services & Supplies - 0.9%
ADT Corp.	155,060	6,293,885
Cintas Corp.	27,700	1,264,644
Iron Mountain, Inc.	144,200	5,168,128
Multiplus SA	74,538	1,204,830
Republic Services, Inc.	326,541	11,135,048
Stericycle, Inc. (a)	58,000	6,366,080
Swisher Hygiene, Inc. (Canada) (a)	61,800	64,272
Tyco International Ltd.	1,761,320	59,550,229
Waste Management, Inc.	19,500	817,635
West Corp.	15,500	354,950
		92,219,701
Construction & Engineering - 0.0%
AECOM Technology Corp. (a)	24,596	757,311
Boart Longyear Ltd.	201,873	129,622
Fluor Corp.	9,427	595,881
MasTec, Inc. (a)	25,033	796,049
URS Corp.	20,832	1,009,102
		3,287,965
Electrical Equipment - 0.3%
Alstom SA	33,928	1,284,352
AMETEK, Inc.	23,150	998,923
Eaton Corp. PLC	232,648	15,368,727
Emerson Electric Co.	46,600	2,677,636
Generac Holdings, Inc.	32,700	1,324,350
Hubbell, Inc. Class B	41,629	4,180,800
Polypore International, Inc. (a)	8,200	308,484
Prysmian SpA	64,071	1,378,222
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - continued
Regal-Beloit Corp.	23,849	$ 1,610,046
Roper Industries, Inc.	9,800	1,217,356
		30,348,896
Industrial Conglomerates - 1.1%
3M Co.	198,900	21,932,703
Carlisle Companies, Inc.	11,376	744,104
Danaher Corp.	506,866	31,334,456
General Electric Co.	2,604,533	60,737,710
Koninklijke Philips Electronics NV	26,800	758,870
Reunert Ltd.	16,522	117,044
Siemens AG sponsored ADR	1,000	105,100
		115,729,987
Machinery - 0.9%
Actuant Corp. Class A	27,822	945,948
Cummins, Inc.	158,400	18,949,392
Deere & Co.	75,000	6,533,250
Dover Corp.	10,173	796,037
Flowserve Corp.	195,558	32,879,167
GEA Group AG	11,664	426,459
Global Brass & Copper Holdings, Inc.	44,200	583,440
Harsco Corp.	33,612	785,849
Illinois Tool Works, Inc.	24,140	1,692,938
Ingersoll-Rand PLC	106,455	6,124,356
Joy Global, Inc.	182,450	9,866,896
Manitowoc Co., Inc.	118,504	2,489,769
Parker Hannifin Corp.	72,300	7,212,648
Pentair Ltd.	26,666	1,553,028
Stanley Black & Decker, Inc.	78,276	6,201,025
Terex Corp. (a)	128,765	4,618,801
Timken Co.	14,702	834,486
		102,493,489
Marine - 0.0%
Ultrapetrol (Bahamas) Ltd. (a)	163,092	476,229
Professional Services - 0.1%
CRA International, Inc. (a)	28,105	503,361
Dun & Bradstreet Corp.	15,115	1,483,386
Manpower, Inc.	7,004	401,119
Michael Page International PLC	121,700	711,537
Randstad Holding NV	8,392	359,948
Robert Half International, Inc.	54,100	1,880,516
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Professional Services - continued
Towers Watson & Co.	109,610	$ 8,514,505
Verisk Analytics, Inc. (a)	6,500	382,330
		14,236,702
Road & Rail - 1.0%
Canadian National Railway Co.	62,360	6,328,330
Con-way, Inc.	4,800	182,496
CSX Corp.	768,813	19,381,776
J.B. Hunt Transport Services, Inc.	5,327	392,387
Norfolk Southern Corp.	487,147	37,310,589
Union Pacific Corp.	265,859	41,107,119
		104,702,697
Trading Companies & Distributors - 0.1%
Fastenal Co.	70,700	3,689,126
Houston Wire & Cable Co.	56,475	791,215
W.W. Grainger, Inc.	15,400	3,964,576
Watsco, Inc.	14,100	1,230,225
WESCO International, Inc. (a)	14,089	1,046,249
		10,721,391
TOTAL INDUSTRIALS		829,580,443
INFORMATION TECHNOLOGY - 10.3%
Communications Equipment - 1.5%
Cisco Systems, Inc.	3,190,540	76,828,203
Juniper Networks, Inc. (a)	195,300	3,462,669
Motorola Solutions, Inc.	84,800	4,915,008
QUALCOMM, Inc.	1,236,756	78,509,271
		163,715,151
Computers & Peripherals - 2.3%
Apple, Inc.	429,713	193,233,342
Dell, Inc.	878,100	11,722,635
EMC Corp.	1,101,616	27,276,012
Hewlett-Packard Co.	175,031	4,274,257
NCR Corp. (a)	46,944	1,567,930
NetApp, Inc.	117,000	4,391,010
Seagate Technology	15,263	657,530
Western Digital Corp.	104,692	6,629,097
		249,751,813
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - 0.2%
Amphenol Corp. Class A	155,735	$ 12,131,757
Corning, Inc.	506,819	7,789,808
Jabil Circuit, Inc.	43,900	880,634
TE Connectivity Ltd.	42,368	1,880,716
		22,682,915
Internet Software & Services - 1.6%
Active Network, Inc. (a)	96,616	646,361
Akamai Technologies, Inc. (a)	113,200	5,220,784
Demandware, Inc. (a)	12,586	385,257
eBay, Inc. (a)	766,348	41,459,427
Facebook, Inc. Class A	303,350	7,386,573
Google, Inc. Class A (a)	120,504	104,887,887
Halogen Software, Inc.	9,200	117,579
Mail.Ru Group Ltd.:
GDR (e)	2,400	67,008
GDR (Reg. S)	22,600	630,992
Marketo, Inc.	17,600	416,592
Velti PLC (a)	280,479	493,643
Velti PLC (f)	147,198	233,162
VeriSign, Inc. (a)	106,400	5,005,056
Yahoo!, Inc. (a)	6,900	181,470
		167,131,791
IT Services - 1.8%
Accenture PLC Class A	180,831	14,848,033
Amdocs Ltd.	135,465	4,836,101
Automatic Data Processing, Inc.	145,800	10,019,376
Cognizant Technology Solutions Corp. Class A (a)	61,204	3,956,839
EPAM Systems, Inc. (a)	49,195	1,139,356
EVERTEC, Inc.	26,100	522,522
ExlService Holdings, Inc. (a)	26,541	778,448
Fidelity National Information Services, Inc.	189,100	8,490,590
IBM Corp.	317,914	66,132,470
MasterCard, Inc. Class A	55,192	31,473,238
Sapient Corp. (a)	90,976	1,171,771
Total System Services, Inc.	45,688	1,074,125
Unisys Corp. (a)	29,187	602,712
Virtusa Corp. (a)	27,100	635,766
Visa, Inc. Class A	265,958	47,377,758
		193,059,105
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Office Electronics - 0.0%
Xerox Corp.	280,400	$ 2,464,716
Semiconductors & Semiconductor Equipment - 0.9%
Altera Corp.	272,300	9,037,637
Analog Devices, Inc.	22,874	1,050,603
Applied Materials, Inc.	338,400	5,143,680
Applied Micro Circuits Corp. (a)	33,800	260,598
ASML Holding NV	60,232	4,895,055
Atmel Corp. (a)	367,500	2,892,225
Avago Technologies Ltd.	26,731	1,008,026
Broadcom Corp. Class A	317,972	11,418,375
Freescale Semiconductor Holdings I Ltd. (a)	83,095	1,322,872
Intel Corp.	1,141,884	27,724,944
LSI Corp. (a)	1,153,165	8,533,421
LTX-Credence Corp. (a)	180,286	1,022,222
MagnaChip Semiconductor Corp. (a)	27,336	505,716
Maxim Integrated Products, Inc.	39,643	1,169,072
Microchip Technology, Inc.	6,261	228,401
Micron Technology, Inc. (a)	94,024	1,098,200
Monolithic Power Systems, Inc.	6,900	169,533
NXP Semiconductors NV (a)	47,539	1,466,578
Samsung Electronics Co. Ltd.	1,755	2,361,357
Skyworks Solutions, Inc. (a)	113,479	2,707,609
Texas Instruments, Inc.	234,975	8,433,253
		92,449,377
Software - 2.0%
Activision Blizzard, Inc.	154,237	2,225,640
Adobe Systems, Inc. (a)	13,195	566,197
Autodesk, Inc. (a)	396,750	14,969,378
Check Point Software Technologies Ltd. (a)	178,357	8,932,119
Citrix Systems, Inc. (a)	105,100	6,763,185
Comverse, Inc.	30,100	898,786
Constellation Software, Inc.	5,300	777,044
Electronic Arts, Inc. (a)	110,361	2,537,199
Infoblox, Inc. (a)	11,650	283,445
Jive Software, Inc. (a)	21,945	370,871
MICROS Systems, Inc. (a)	14,000	590,800
Microsoft Corp.	3,012,820	105,087,162
Oracle Corp.	1,554,410	52,476,882
Red Hat, Inc. (a)	324,800	15,665,104
salesforce.com, Inc. (a)	27,100	1,147,143
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Software - continued
SS&C Technologies Holdings, Inc. (a)	21,149	$ 668,943
Symantec Corp.	48,402	1,083,721
Tableau Software, Inc.	15,807	807,738
Verint Systems, Inc. (a)	27,271	915,487
		216,766,844
TOTAL INFORMATION TECHNOLOGY		1,108,021,712
MATERIALS - 2.8%
Chemicals - 2.1%
Air Products & Chemicals, Inc.	52,900	4,994,289
Airgas, Inc.	14,500	1,491,905
Albemarle Corp.	13,300	890,036
Ashland, Inc.	16,378	1,456,332
Axiall Corp.	19,309	833,183
Cabot Corp.	25,254	1,033,899
Celanese Corp. Class A	123,800	6,109,530
E.I. du Pont de Nemours & Co.	886,536	49,459,843
Eastman Chemical Co.	91,977	6,596,590
Ecolab, Inc.	224,300	18,946,621
Filtrona PLC	5,500	58,288
Innospec, Inc.	6,380	261,771
LyondellBasell Industries NV Class A	176,863	11,787,919
Monsanto Co.	265,361	26,705,931
PetroLogistics LP	11,640	157,140
PolyOne Corp.	16,169	415,382
Potash Corp. of Saskatchewan, Inc.	129,600	5,481,514
PPG Industries, Inc.	64,934	9,974,512
Praxair, Inc.	100,100	11,444,433
Rockwood Holdings, Inc.	528,085	35,202,146
Royal DSM NV	1,600	105,269
RPM International, Inc.	24,299	805,026
Sherwin-Williams Co.	39,200	7,390,376
The Dow Chemical Co.	581,011	20,021,639
W.R. Grace & Co. (a)	28,827	2,436,170
		224,059,744
Construction Materials - 0.2%
HeidelbergCement Finance AG	381	28,965
Lafarge SA (Bearer)	9,600	690,635
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Construction Materials - continued
Martin Marietta Materials, Inc.	58,000	$ 6,323,740
Vulcan Materials Co.	327,791	17,563,042
		24,606,382
Containers & Packaging - 0.2%
Ball Corp.	66,600	2,874,456
MeadWestvaco Corp.	280,138	9,804,830
Nampak Ltd.	227,327	788,712
Rock-Tenn Co. Class A	13,100	1,294,018
		14,762,016
Metals & Mining - 0.2%
Agnico Eagle Mines Ltd. (Canada)	13,800	448,575
Cliffs Natural Resources, Inc.	30,900	557,436
Commercial Metals Co.	73,138	1,127,788
Franco-Nevada Corp.	1,900	79,280
Freeport-McMoRan Copper & Gold, Inc.	256,400	7,961,220
Goldcorp, Inc.	70,700	2,098,326
Ivanplats Ltd. (e)	226,965	591,083
Newmont Mining Corp.	94,600	3,242,888
Nucor Corp.	116,700	5,194,317
Randgold Resources Ltd. sponsored ADR	23,300	1,826,254
Turquoise Hill Resources Ltd. (a)	304,105	2,029,811
		25,156,978
Paper & Forest Products - 0.1%
Canfor Corp. (a)	13,100	219,607
International Paper Co.	190,162	8,775,976
		8,995,583
TOTAL MATERIALS		297,580,703
TELECOMMUNICATION SERVICES - 1.1%
Diversified Telecommunication Services - 0.8%
AT&T, Inc.	971,300	33,985,787
CenturyLink, Inc.	285,783	9,759,489
PT Telkomunikasi Indonesia Tbk sponsored ADR	16,954	766,321
Verizon Communications, Inc.	822,860	39,892,253
		84,403,850
Wireless Telecommunication Services - 0.3%
America Movil S.A.B. de CV Series L sponsored ADR	187,370	3,730,537
Crown Castle International Corp. (a)	139,400	9,932,250
Common Stocks - continued
	Shares	Value
TELECOMMUNICATION SERVICES - continued
Wireless Telecommunication Services - continued
Megafon OJSC GDR	14,000	$ 437,780
Mobile TeleSystems OJSC sponsored ADR	37,120	715,302
SBA Communications Corp. Class A (a)	158,862	11,957,543
Softbank Corp.	6,200	309,908
Sprint Nextel Corp. (a)	236,900	1,729,370
Vodafone Group PLC	488,000	1,414,279
		30,226,969
TOTAL TELECOMMUNICATION SERVICES		114,630,819
UTILITIES - 1.9%
Electric Utilities - 1.1%
American Electric Power Co., Inc.	183,700	8,417,134
Edison International	1,156,228	53,117,114
Entergy Corp.	166,300	11,454,744
Exelon Corp.	147,500	4,622,650
FirstEnergy Corp.	104,413	4,073,151
Hawaiian Electric Industries, Inc.	21,989	575,452
ITC Holdings Corp.	328,627	28,449,239
NextEra Energy, Inc.	32,452	2,454,020
Northeast Utilities	63,697	2,654,254
		115,817,758
Gas Utilities - 0.0%
Atmos Energy Corp.	5,600	236,432
Independent Power Producers & Energy Traders - 0.4%
Calpine Corp. (a)	1,009,947	20,512,024
NRG Energy, Inc.	359,100	9,164,232
The AES Corp.	1,335,983	16,298,993
		45,975,249
Multi-Utilities - 0.4%
CenterPoint Energy, Inc.	317,536	7,360,484
CMS Energy Corp.	114,500	3,085,775
Dominion Resources, Inc.	47,200	2,669,160
DTE Energy Co.	145,892	9,717,866
National Grid PLC	22,900	272,291
PG&E Corp.	266,580	11,972,108
Sempra Energy	70,959	5,768,967
TECO Energy, Inc.	132,000	2,324,520
		43,171,171
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Water Utilities - 0.0%
American Water Works Co., Inc.	4,800	$ 191,712
TOTAL UTILITIES		205,392,322
TOTAL COMMON STOCKS (Cost $5,264,271,264)		6,648,241,764
Preferred Stocks - 0.1%

Convertible Preferred Stocks - 0.0%
INFORMATION TECHNOLOGY - 0.0%
IT Services - 0.0%
Unisys Corp. Series A, 6.25%	6,500	383,760
Nonconvertible Preferred Stocks - 0.1%
CONSUMER DISCRETIONARY - 0.0%
Automobiles - 0.0%
Volkswagen AG	3,224	707,967
CONSUMER STAPLES - 0.1%
Household Products - 0.1%
Henkel AG & Co. KGaA	75,788	7,348,507
TOTAL NONCONVERTIBLE PREFERRED STOCKS		8,056,474
TOTAL PREFERRED STOCKS (Cost $7,389,914)		8,440,234
Corporate Bonds - 0.0%
	Principal Amount
Convertible Bonds - 0.0%
ENERGY - 0.0%
Energy Equipment & Services - 0.0%
Cal Dive International, Inc. 5% 7/15/17 (e)	$ 270,000	297,844
Corporate Bonds - continued
	Principal Amount	Value
Convertible Bonds - continued
ENERGY - continued
Oil, Gas & Consumable Fuels - 0.0%
Amyris, Inc. 3% 2/27/17	$ 686,000	$ 487,444
BPZ Energy, Inc. 6.5% 3/1/15	327,000	262,418
		749,862
TOTAL ENERGY		1,047,706
HEALTH CARE - 0.0%
Biotechnology - 0.0%
Exelixis, Inc. 4.25% 8/15/19	760,000	759,050
InterMune, Inc. 2.5% 12/15/17	250,000	274,225
Theravance, Inc. 2.125% 1/15/23	320,000	461,600
		1,494,875
INFORMATION TECHNOLOGY - 0.0%
Semiconductors & Semiconductor Equipment - 0.0%
GT Advanced Technologies, Inc. 3% 10/1/17	630,000	567,394
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Clearwire Communications LLC/Clearwire Finance, Inc. 8.25% 12/1/40 (e)	350,000	386,531
TOTAL CONVERTIBLE BONDS		3,496,506
Nonconvertible Bonds - 0.0%
FINANCIALS - 0.0%
Commercial Banks - 0.0%
Bank of Ireland 10% 7/30/16	489,000	660,708
TOTAL CORPORATE BONDS (Cost $3,924,075)		4,157,214
Equity Funds - 34.8%
	Shares	Value
Large Blend Funds - 28.9%
BBH Core Select Fund Class N	32,530,148	$ 641,494,526
FMI Large Cap Fund	25,533,313	511,176,934
JPMorgan U.S. Large Cap Core Plus Fund Select Class (h)	75,855,001	1,967,678,720
TOTAL LARGE BLEND FUNDS		3,120,350,180
Large Growth Funds - 5.0%
Fidelity Advisor New Insights Fund Institutional Class (d)	20,597,299	537,795,478
Mid-Cap Value Funds - 0.7%
Putnam Equity Spectrum Fund Class A	2,201,934	74,953,819
Sector Funds - 0.2%
Health Care Select Sector SPDR ETF	217,784	10,484,122
Market Vectors Gold Miners ETF	264,673	11,441,814
TOTAL SECTOR FUNDS		21,925,936
TOTAL EQUITY FUNDS (Cost $2,802,254,724)		3,755,025,413
U.S. Treasury Obligations - 0.0%
	Principal Amount
U.S. Treasury Bills, yield at date of purchase 0.1% to 0.11% 7/25/13 to 8/22/13 (g) (Cost $949,845)	$ 950,000	949,959
Money Market Funds - 3.3%
	Shares
Dreyfus Treasury & Agency Cash Management Fund Institutional Shares, 0.01% (c)	356,353,308	356,353,308
Fidelity Cash Central Fund, 0.12% (b)	3,824,058	3,824,058
TOTAL MONEY MARKET FUNDS (Cost $360,177,366)		360,177,366
TOTAL INVESTMENT PORTFOLIO - 99.9% (Cost $8,438,967,188)		10,776,991,950
NET OTHER ASSETS (LIABILITIES) - 0.1%		8,575,408
NET ASSETS - 100%		$ 10,785,567,358
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
2,725 CME E-mini S&P 500 Index Contracts	June 2013	$ 221,951,250	$ 11,196,369
31 CME E-mini S&P 500 Index Contracts	Sept. 2013	2,516,038	(39,665)
TOTAL EQUITY INDEX CONTRACTS		$ 224,467,288	$ 11,156,704
The face value of futures purchased as a percentage of net assets is 2.1%
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) Non-income producing

(b) Affiliated fund that is generally available only to investment companies and other accounts managed by Fidelity Investments. The rate quoted is the annualized seven-day yield of the fund at period end. A complete unaudited listing of the fund's holdings as of its most recent quarter end is available upon request. In addition, each Fidelity Central Fund's financial statements, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC's website or upon request.

(c) The rate quoted is the annualized seven-day yield of the fund at period end.
(d) Affiliated company

(e) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $2,223,196 or 0.0% of net assets.

(f) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $233,162 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Velti PLC	4/19/13	$ 220,797
(g) Security or a portion of the security was pledged to cover margin requirements for futures contracts. At the period end, the value of securities pledged amounted to $799,969.
(h) The JPMorgan U.S. Large Cap Core Plus Fund seeks to provide a high total return from a portfolio of selected equity securities which includes both long and short positions.
Affiliated Central Funds
Information regarding fiscal year to date income earned by the Fund from investments in Fidelity Central Funds is as follows:
Fund	Income earned
Fidelity Cash Central Fund	$ 14,385
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Advisor New Insights Fund Institutional Class	$ 447,570,177	$ 33,406,781	$ 40,000,000	$ 464,561	$ 537,795,478
Other Information

The following is a summary of the inputs used, as of May 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,034,091,053	$ 1,033,285,445	$ 805,607	$ 1
Consumer Staples	572,310,533	563,944,819	8,365,714	-
Energy	658,854,107	658,854,107	-	-
Financials	1,035,640,288	1,032,485,959	3,154,329	-
Health Care	800,196,258	787,145,654	13,050,604	-
Industrials	829,580,443	828,691,951	888,492	-
Information Technology	1,108,405,472	1,105,810,953	2,594,519	-
Materials	297,580,703	297,580,703	-	-
Telecommunication Services	114,630,819	112,906,632	1,724,187	-
Utilities	205,392,322	205,120,031	272,291	-
Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Corporate Bonds	$ 4,157,214	$ -	$ 4,157,214	$ -
Equity Funds	3,755,025,413	3,755,025,413	-	-
U.S. Treasury Obligations	949,959	-	949,959	-
Money Market Funds	360,177,366	360,177,366	-	-
Total Investments in Securities:	$ 10,776,991,950	$ 10,741,029,033	$ 35,962,916	$ 1
Derivative Instruments:
Assets
Futures Contracts	$ 11,196,369	$ 11,196,369	$ -	$ -
Liabilities
Futures Contracts	$ (39,665)	$ (39,665)	$ -	$ -
Total Derivative Instruments:	$ 11,156,704	$ 11,156,704	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 11,196,369	$ (39,665)
Total Value of Derivatives	$ 11,196,369	$ (39,665)

(a) Reflects cumulative appreciation/depreciation on futures contracts as disclosed in the Schedule of Investments. Only the period end variation margin is separately disclosed in the Statement of Assets and Liabilities and is included in the receivable/payable for daily variation margin on futures contracts line-items.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	May 31, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $8,054,322,590)	$ 10,235,372,414
Fidelity Central Funds (cost $3,824,058)	3,824,058
Affiliated issuers (cost $380,820,540)	537,795,478
Total Investments (cost $8,438,967,188)		$ 10,776,991,950
Segregated cash with broker for futures contracts		8,931,985
Cash		22,225
Foreign currency held at value (cost $276,931)		276,871
Receivable for investments sold		121,806,045
Receivable for fund shares sold		11,907,109
Dividends receivable		12,963,622
Interest receivable		104,344
Distributions receivable from Fidelity Central Funds		754
Other receivables		38,700
Total assets		10,933,043,605

Liabilities
Payable for investments purchased	$ 137,971,976
Payable for fund shares redeemed	4,307,407
Accrued management fee	1,807,061
Payable for daily variation margin on futures contracts	3,389,803
Total liabilities		147,476,247

Net Assets		$ 10,785,567,358
Net Assets consist of:
Paid in capital		$ 8,028,733,247
Undistributed net investment income		38,344,348
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		369,309,973
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,349,179,790
Net Assets, for 770,654,707 shares outstanding		$ 10,785,567,358
Net Asset Value, offering price and redemption price per share ($10,785,567,358 ÷ 770,654,707 shares)		$ 14.00

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended May 31, 2013

Investment Income
Dividends: Unaffiliated issuers		$ 142,003,071
Affiliated issuers		464,561
Interest		326,033
Income from Fidelity Central Funds		14,385
Total income		142,808,050

Expenses
Management fee	$ 40,749,392
Independent trustees' compensation	114,436
Miscellaneous	21,444
Total expenses before reductions	40,885,272
Expense reductions	(23,511,369)	17,373,903
Net investment income (loss)		125,434,147
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	275,282,396
Affiliated issuers	2,857,227
Foreign currency transactions	13,222
Futures contracts	63,564,560
Realized gain distributions from underlying funds:
Unaffiliated issuers	85,807,596
Affiliated issuers	2,942,220
Total net realized gain (loss)		430,467,221
Change in net unrealized appreciation (depreciation) on: Investment securities	1,703,334,684
Assets and liabilities in foreign currencies	3,475
Futures contracts	17,715,174
Total change in net unrealized appreciation (depreciation)		1,721,053,333
Net gain (loss)		2,151,520,554
Net increase (decrease) in net assets resulting from operations		$ 2,276,954,701

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended May 31, 2013	Year ended May 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 125,434,147	$ 97,753,584
Net realized gain (loss)	430,467,221	114,318,205
Change in net unrealized appreciation (depreciation)	1,721,053,333	(535,525,312)
Net increase (decrease) in net assets resulting from operations	2,276,954,701	(323,453,523)
Distributions to shareholders from net investment income	(117,260,537)	(86,066,893)
Distributions to shareholders from net realized gain	(129,354,430)	(167,645,264)
Total distributions	(246,614,967)	(253,712,157)
Share transactions Proceeds from sales of shares	2,332,101,073	2,386,720,870
Reinvestment of distributions	245,961,067	253,078,464
Cost of shares redeemed	(1,887,175,945)	(2,522,428,115)
Net increase (decrease) in net assets resulting from share transactions	690,886,195	117,371,219
Total increase (decrease) in net assets	2,721,225,929	(459,794,461)

Net Assets
Beginning of period	8,064,341,429	8,524,135,890
End of period (including undistributed net investment income of $38,344,348 and undistributed net investment income of $31,691,193, respectively)	$ 10,785,567,358	$ 8,064,341,429
Other Information Shares
Sold	184,995,775	217,024,794
Issued in reinvestment of distributions	21,074,159	21,971,727
Redeemed	(150,530,166)	(230,509,793)
Net increase (decrease)	55,539,768	8,486,728

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended May 31,	2013	2012	2011	2010 F
Selected Per-Share Data
Net asset value, beginning of period	$ 11.28	$ 12.06	$ 9.74	$ 10.00
Income from Investment Operations
Net investment income (loss)D	.17	.13	.10	.03
Net realized and unrealized gain (loss)	2.89	(.56)	2.32	(.29)
Total from investment operations	3.06	(.43)	2.42	(.26)
Distributions from net investment income	(.16)	(.12)	(.08)	-
Distributions from net realized gain	(.18)	(.23)	(.02)	-
Total distributions	(.34)	(.35)	(.10)	-
Net asset value, end of period	$ 14.00	$ 11.28	$ 12.06	$ 9.74
Total Return B,C	27.75%	(3.58)%	24.93%	(2.60)%
Ratios to Average Net Assets E,G
Expenses before reductions	.44%	.41%	.41%	.43% A
Expenses net of fee waivers, if any	.19%	.16%	.15%	.18% A
Expenses net of all reductions	.19%	.16%	.15%	.18% A
Net investment income (loss)	1.36%	1.20%	.90%	.77% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 10,785,567	$ 8,064,341	$ 8,524,136	$ 2,662,628
Portfolio turnover rate H	73%	64% I	54%	31%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E Fees and expenses of any underlying Fidelity Central Funds are not included in the Fund's expense ratio. The Fund indirectly bears its proportionate share of the expenses of any underlying Fidelity Central Funds.

F For the period December 30, 2009 (commencement of operations) to May 31, 2010.

G Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

H Amounts do not include the portfolio activity of any Underlying Funds.

I Portfolio turnover rate excludes securities received or delivered in-kind.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended May 31, 2013

1. Organization.

Strategic Advisers Core Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Strategic Advisers Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Annual Report

2. Significant Accounting Policies - continued

Investment Valuation - continued

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are generally categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds and U.S. government and government agency obligations, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds, including the Fidelity Central Funds, are valued at their closing net asset value (NAV) each business day and are categorized as

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of May 31, 2013 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividend and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income and distributions from the Fidelity Central

Annual Report

2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

Funds are accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of May 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, equity-debt classifications, partnerships and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 2,374,106,121
Gross unrealized depreciation	(63,717,327)
Net unrealized appreciation (depreciation) on securities and other investments	$ 2,310,388,794

Tax Cost	$ 8,466,603,156

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 93,290,222
Undistributed long-term capital gain	$ 353,156,771
Net unrealized appreciation (depreciation)	$ 2,310,387,196

The tax character of distributions paid was as follows:

	May 31, 2013	May 31, 2012
Ordinary Income	$ 123,170,027	$ 202,139,849
Long-term Capital Gains	123,444,940	51,572,308
Total	$ 246,614,967	$ 253,712,157

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those

Annual Report

2. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Annual Report

Notes to Financial Statements - continued

3. Derivative Instruments - continued

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of activity for the period. Securities deposited to meet initial margin requirements are identified in the Schedule of Investments. Cash deposited to meet initial margin requirements is presented as segregated cash in the Statement of Assets and Liabilities.

During the period, the Fund recognized net realized gain (loss) of $63,564,560 and a change in net unrealized appreciation (depreciation) of $17,715,174 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $7,069,088,942 and $6,406,814,880, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to Strategic Advisers. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to Strategic Advisers to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the period, the total annual management fee rate was .44% of the Fund's average net assets. Strategic Advisers pays all other expenses, except the compensation of the independent Trustees and certain other expenses such as interest

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

expense, including commitment fees. The management fee paid to Strategic Advisers by the Fund is reduced by an amount equal to the fees and expenses paid by the Fund to the independent Trustees.

During the period, Strategic Advisers waived its management fee as described in the Expense Reductions note.

Sub-Advisers. AllianceBernstein, L.P., First Eagle Investment Management, LLC, Lazard Asset Management, LLC, OppenheimerFunds, Inc., Pyramis Global Advisors, LLC (an affiliate of Strategic Advisers) and T. Rowe Price Associates, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by Strategic Advisers and not the Fund for providing these services.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $38,701 for the period.

6. Investments in Fidelity Central Funds.

The Fund invests in Fidelity Central Funds, which are open-end investment companies available only to other investment companies and accounts managed by FMR and its affiliates. The Fund's Schedule of Investments lists each of the Fidelity Central Funds held as of period end, if any, as an investment of the Fund, but does not include the underlying holdings of each Fidelity Central Fund. As an Investing Fund, the Fund indirectly bears its proportionate share of the expenses of the underlying Fidelity Central Funds.

The Fidelity Cash Central Fund seeks preservation of capital and current income and is managed by Fidelity Investments Money Management, Inc. (FIMM), an affiliate of FMR.

A complete unaudited list of holdings for each Fidelity Central Fund is available upon request or at the Securities and Exchange Commission (the SEC) website at www.sec.gov. In addition, the financial statements of the Fidelity Central Funds, which are not covered by the Fund's Report of Independent Registered Public Accounting Firm, are available on the SEC website or upon request.

Annual Report

Notes to Financial Statements - continued

7. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $21,444 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

8. Expense Reductions.

Strategic Advisers has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2015. During the period, this waiver reduced the Fund's management fee by $ 23,123,521. In addition, Strategic Advisers has voluntarily agreed to waive a portion of the Fund's management fee. During the period, this waiver reduced the Fund's management fee by $151,183.

Commissions paid to brokers with whom Strategic Advisers places trades on behalf of the Fund include an amount in addition to trade execution, which is rebated back to the Fund to offset certain expenses. This amount totaled $236,388 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's management fee. During the period, these credits reduced the Fund's management fee by $277.

9. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Core Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Core Fund (a fund of Fidelity Rutland Square Trust II) at May 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Core Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 17, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds advised by Strategic Advisers or an affiliate. Ms. Farrell oversees 20 funds advised by Strategic Advisers or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)

Year of Election or Appointment: 2006

Mr. Servison is Chairman of the Board of Trustees. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)

Year of Election or Appointment: 2012

Mr. Young is Vice President of Fidelity's Asset Allocation Funds (2009-present), President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital and is a member of the Advisory Board of Fidelity Commonwealth Trust II.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Board of Directors of Jobs for Massachusetts (2012-present), National Association of Corporate Directors Chapter (2012-present), and Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board of Fidelity Rutland Square Trust II. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2010

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of other Fidelity Equity and High Income Funds (2008-present) and Assistant Treasurer of other Fidelity Fixed Income and Asset Allocation Funds (2009-present). Mr. Robins is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Marc Bryant (1966)

Year of Election or Appointment: 2010

Secretary and Chief Legal Officer of the fund. Senior Vice President and Deputy General Counsel of Fidelity Investments. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the fund. Ms. Baumann also serves as AML Officer of the Fidelity funds (2012-present) and The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Nicholas E. Steck (1964)

Year of Election or Appointment: 2009

Chief Financial Officer of the fund. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)

Year of Election or Appointment: 2013

Chief Compliance Officer of the fund. Mr. Treff also serves as Senior Vice President of Asset Management Compliance (2013-present). Previously, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2011

Vice President and Assistant Treasurer of the fund. Mr. Deberghes also serves as Assistant Treasurer (2010-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer of the fund. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds, Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2013-present), and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of the Fidelity funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the fund. Mr. Davis is also Assistant Treasurer of certain Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Margaret A. Carey (1973)

Year of Election or Appointment: 2009

Assistant Secretary of the fund. Ms. Carey also serves as Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present). Previously, Ms. Carey served as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Core Fund voted to pay on July 8, 2013, to shareholders of record at the opening of business on July 5, 2013, a distribution of $0.542 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.051 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2013, $377,084,525, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% and 100% of the dividends distributed in July and December, respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% and 100% of the dividends distributed in July and December, respectively, during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Core Fund

On March 5, 2013, the Board of Trustees, including the Independent Trustees (together, the Board), voted at an in-person meeting to approve an investment advisory agreement (the Sub-Advisory Agreement) with AllianceBernstein L.P. (New Sub-Adviser) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the New Sub-Adviser, including the backgrounds of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy. The Board also considered the structure of the New Sub-Adviser's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the New Sub-Adviser's investment staff, its use of technology, and approach to recruiting, managing and compensating investment personnel. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under the Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Annual Report

Investment Performance. The Board also considered the historical investment performance of the New Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the New Sub-Adviser and the fund's projected total operating expenses. The Board also considered Strategic Advisers' contractual agreement to waive its 0.25% portion of the fund's management fee through September 30, 2015. In addition, the Board considered that the 0.25% portion of the management fee paid to Strategic Advisers is all-inclusive and that Strategic Advisers pays the fund's operating expenses, with certain limited exceptions, out of its portion of the management fee. The Board also noted that the fund's maximum aggregate annual management fee rate may not exceed 1.00% of the fund's average daily net assets and that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund.

Based on its review, the Board concluded that the fund's management fee structure and projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the fund's investment performance or costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential for direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers. With respect to the New Sub-Adviser, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers. The Board noted that the Sub-Advisory Agreement provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees will accrue directly to shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

AllianceBernstein L.P.

First Eagle Investment Management, LLC

Lazard Asset Management, LLC

OppenheimerFunds, Inc.

Pyramis Global Advisors, LLC

T. Rowe Price Associates, Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

SAI-COR-UANN-0713
1.922644.103

Strategic Advisers®
Growth Multi-Manager Fund

Class F

Annual Report

May 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended May 31, 2013	Past 1 year	Life of fund A
Class F B	21.97%	17.30%

A From November 16, 2011.

B The initial offering of Class F shares took place on December 18, 2012. Returns prior to December 18, 2012, are those of Strategic Advisers® Growth Multi-Manager Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hyphothetically that $10,000 was invested in Strategic Advisers® Growth Multi-Manager Fund - Class F on November 16, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period. The initial offering of Class F took place on December 18, 2012. See above for additional information regarding the performance of Class F.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks settled into a fifth year and two major equity benchmarks reached further into record territory during the 12 months ending May 31, 2013, as gains in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for most of the period. Optimism over the nation's jobs picture and housing market teamed up with solid corporate earnings to make stocks a favorite with investors during the 12 months. The broad-based S&P 500® Index finished the period up 27.28% after setting a series of new highs, while the blue-chip Dow Jones Industrial AverageSM also moved into record territory en route to gaining 25.26% for the 12 months. The growth-oriented Nasdaq Composite Index® advanced 23.97%. During the year, markets shrugged off some intermittent volatility over debt woes in Europe, the U.S. presidential election and Congressional gridlock over the federal budget. The year's gains were broad-based, with nine of the 10 sectors in the S&P 500® posting a double-digit increase, led by financials (+45%), health care (+36%) and consumer discretionary (+33%), while the lone single-digit performer, utilities (+9%), finished at the back of the pack. Despite the headwind of U.S. dollar strength versus the yen, foreign developed markets surged back from early-period lows, with the MSCI® EAFE® Index returning 31.77%.

Comments from John Stone, Portfolio Manager of Strategic Advisers® Growth Multi-Manager Fund: For the year, Strategic Advisers® Growth Multi-Manager Fund's Class F shares trailed the Russell 1000® Growth Index. (For specific class-level performance, please see the performance section of this report.) Relative to the benchmark, the only notable detractor was sub-adviser Waddell & Reed Investment Management, because its quality-oriented, aggressive-growth strategy was out of favor during the period and was further hampered by weak security selection in consumer discretionary and adverse positioning in financials. Consequently, while we were not surprised that Waddell & Reed's strategy lagged, we were disappointed by the magnitude of its underperformance. As for relative contributors, in general, it was a period led by growth managers using quantitative and/or momentum-oriented strategies. As a result, ClariVest Asset Management, which follows a quantitative strategy to invest in companies that it believes are undergoing fundamental change, was the Fund's top relative contributor, as its approach outpaced the index by a significant margin. Pyramis Global Advisors also aided relative performance, because the valuation emphasis inherent in its growth-at-a-reasonable-price (GARP) strategy benefited from value stocks outperforming growth stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2012 to May 31, 2013) for Growth Multi-Manager and for the entire period (December 18, 2012 to May 31, 2013) for Class F. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (December 1, 2012 to May 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense RatioB	Beginning Account Value	Ending Account Value May 31, 2013	Expenses Paid During Period
Growth Multi-Manager	.83%
Actual		$ 1,000.00	$ 1,140.30	$ 4.43C
HypotheticalA		$ 1,000.00	$ 1,020.79	$ 4.18D
Class F	.72%
Actual		$ 1,000.00	$ 1,128.20	$ 3.46C
HypotheticalA		$ 1,000.00	$ 1,021.34	$ 3.63D

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Actual expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period) for Growth Multi-Manager and multiplied by 165/365 (to reflect the period December 18, 2012 to May 31, 2013) for Class F. The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of May 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	4.2	7.2
Google, Inc. Class A	3.2	3.2
Gilead Sciences, Inc.	3.1	2.2
Vanguard Consumer Staples ETF	3.0	3.2
Home Depot, Inc.	2.4	1.8
Philip Morris International, Inc.	2.3	2.4
Visa, Inc. Class A	2.3	2.6
QUALCOMM, Inc.	2.2	2.4
Oracle Corp.	2.1	1.3
MasterCard, Inc. Class A	1.8	1.7
	26.6
Top Five Market Sectors as of May 31, 2013
(Stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	26.7	30.0
Consumer Discretionary	19.2	19.3
Health Care	13.0	12.1
Industrials	10.6	9.8
Consumer Staples	8.1	8.2
Asset Allocation (% of fund's net assets)
As of May 31, 2013	As of November 30, 2012
Stocks 93.1%	Stocks 93.8%
Large Growth Funds 0.1%	Large Growth Funds 0.3%
Sector Funds 3.0%	Sector Funds 3.2%
Short-Term Investments and Net Other Assets (Liabilities) 3.8%	Short-Term Investments and Net Other Assets (Liabilities) 2.7%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments May 31, 2013

Showing Percentage of Net Assets

Common Stocks - 93.1%
	Shares	Value
CONSUMER DISCRETIONARY - 19.2%
Auto Components - 0.5%
Lear Corp.	1,700	$ 101,966
TRW Automotive Holdings Corp. (a)	3,270	207,155
		309,121
Automobiles - 1.2%
Ford Motor Co.	11,800	185,024
General Motors Co. (a)	5,850	198,257
Harley-Davidson, Inc.	5,260	286,880
Tesla Motors, Inc. (a)	990	96,782
		766,943
Hotels, Restaurants & Leisure - 4.7%
Dunkin' Brands Group, Inc.	1,704	67,478
Las Vegas Sands Corp.	15,460	895,134
McDonald's Corp.	3,400	328,338
Panera Bread Co. Class A (a)	957	183,581
Starbucks Corp.	7,010	442,121
Starwood Hotels & Resorts Worldwide, Inc.	4,985	340,476
Wyndham Worldwide Corp.	4,505	261,831
Wynn Resorts Ltd.	3,750	509,588
		3,028,547
Household Durables - 0.1%
Mohawk Industries, Inc. (a)	943	104,833
Internet & Catalog Retail - 1.5%
Amazon.com, Inc. (a)	1,580	425,067
Expedia, Inc.	1,490	85,615
Groupon, Inc. Class A (a)	11,572	88,873
priceline.com, Inc. (a)	385	309,513
TripAdvisor, Inc. (a)	842	54,301
		963,369
Media - 4.3%
Aimia, Inc.	3,033	43,443
CBS Corp. Class B	21,080	1,043,460
Comcast Corp. Class A	9,250	371,388
DIRECTV (a)	3,856	235,717
Morningstar, Inc.	905	62,246
News Corp. Class A	9,100	292,201
Omnicom Group, Inc.	3,860	239,822
Time Warner Cable, Inc.	1,720	164,277
Viacom, Inc. Class B (non-vtg.)	4,880	321,543
		2,774,097
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Multiline Retail - 0.5%
Dollar Tree, Inc. (a)	2,268	$ 108,955
Macy's, Inc.	5,167	249,773
		358,728
Specialty Retail - 5.3%
AutoZone, Inc. (a)	810	331,152
Best Buy Co., Inc.	2,900	79,895
Gap, Inc.	5,500	223,025
Home Depot, Inc.	19,421	1,527,656
L Brands, Inc.	3,150	157,532
Lowe's Companies, Inc.	5,740	241,711
O'Reilly Automotive, Inc. (a)	1,020	111,088
Sally Beauty Holdings, Inc. (a)	712	21,794
TJX Companies, Inc.	14,015	709,299
Ulta Salon, Cosmetics & Fragrance, Inc.	234	21,238
		3,424,390
Textiles, Apparel & Luxury Goods - 1.1%
Carter's, Inc.	1,005	72,430
Hanesbrands, Inc.	3,200	159,552
NIKE, Inc. Class B	5,690	350,845
Under Armour, Inc. Class A (sub. vtg.) (a)	2,650	164,300
		747,127
TOTAL CONSUMER DISCRETIONARY		12,477,155
CONSUMER STAPLES - 8.1%
Beverages - 1.9%
Anheuser-Busch InBev SA NV ADR	5,290	486,257
Beam, Inc.	1,810	117,360
Monster Beverage Corp. (a)	1,235	67,419
PepsiCo, Inc.	7,080	571,852
		1,242,888
Food & Staples Retailing - 1.5%
CVS Caremark Corp.	11,553	665,222
Kroger Co.	8,450	284,512
		949,734
Food Products - 1.7%
Archer Daniels Midland Co.	5,500	177,265
ConAgra Foods, Inc.	8,040	270,868
Kellogg Co.	2,690	166,915
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - continued
Kraft Foods Group, Inc.	2,203	$ 121,451
McCormick & Co., Inc. (non-vtg.)	864	59,685
Mead Johnson Nutrition Co. Class A	1,304	105,715
Mondelez International, Inc.	6,590	194,141
		1,096,040
Household Products - 0.3%
Energizer Holdings, Inc.	1,837	175,819
Personal Products - 0.4%
Estee Lauder Companies, Inc. Class A	4,360	295,521
Tobacco - 2.3%
Philip Morris International, Inc.	16,622	1,511,106
TOTAL CONSUMER STAPLES		5,271,108
ENERGY - 4.0%
Energy Equipment & Services - 2.0%
Cameron International Corp. (a)	1,610	98,001
Core Laboratories NV	800	110,208
Halliburton Co.	5,200	217,620
National Oilwell Varco, Inc.	5,240	368,372
Oceaneering International, Inc.	1,680	121,766
Schlumberger Ltd.	5,230	381,947
		1,297,914
Oil, Gas & Consumable Fuels - 2.0%
Apache Corp.	3,040	249,675
Denbury Resources, Inc. (a)	13,810	253,414
Marathon Petroleum Corp.	2,050	169,125
Occidental Petroleum Corp.	3,440	316,721
Range Resources Corp.	1,309	98,411
Ultra Petroleum Corp. (a)	1,061	24,170
Valero Energy Corp.	3,715	150,940
		1,262,456
TOTAL ENERGY		2,560,370
Common Stocks - continued
	Shares	Value
FINANCIALS - 5.3%
Capital Markets - 0.7%
Charles Schwab Corp.	10,920	$ 216,871
T. Rowe Price Group, Inc.	3,500	265,510
		482,381
Commercial Banks - 0.7%
Regions Financial Corp.	28,020	255,823
Wells Fargo & Co.	5,090	206,400
		462,223
Consumer Finance - 0.9%
Capital One Financial Corp.	5,160	314,399
Discover Financial Services	6,262	296,881
		611,280
Diversified Financial Services - 1.2%
Citigroup, Inc.	4,100	213,159
CME Group, Inc.	760	51,627
IntercontinentalExchange, Inc. (a)	420	71,908
JPMorgan Chase & Co.	4,235	231,189
McGraw-Hill Companies, Inc.	1,428	77,897
MSCI, Inc. Class A (a)	3,131	110,336
		756,116
Insurance - 1.1%
Allstate Corp.	5,445	262,667
Arch Capital Group Ltd. (a)	2,001	102,471
Everest Re Group Ltd.	1,136	147,237
Fidelity National Financial, Inc. Class A	3,085	81,166
Progressive Corp.	4,236	107,976
		701,517
Real Estate Investment Trusts - 0.7%
American Tower Corp.	5,410	421,114
TOTAL FINANCIALS		3,434,631
HEALTH CARE - 13.0%
Biotechnology - 5.7%
Amgen, Inc.	7,718	775,891
Biogen Idec, Inc. (a)	2,340	555,727
Celgene Corp. (a)	2,510	310,362
Gilead Sciences, Inc. (a)	37,114	2,021,971
Ironwood Pharmaceuticals, Inc. Class A (a)	2,568	34,283
		3,698,234
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - 1.3%
Baxter International, Inc.	4,130	$ 290,463
Intuitive Surgical, Inc. (a)	173	86,073
Medtronic, Inc.	5,630	287,186
The Cooper Companies, Inc.	1,440	162,734
		826,456
Health Care Providers & Services - 3.0%
Aetna, Inc.	5,089	307,274
Cardinal Health, Inc.	2,495	117,165
CIGNA Corp.	3,554	241,317
Express Scripts Holding Co. (a)	4,950	307,494
HCA Holdings, Inc.	8,880	346,853
McKesson Corp.	2,733	311,179
Qualicorp SA (a)	4,437	39,257
UnitedHealth Group, Inc.	2,337	146,366
WellPoint, Inc.	2,190	168,564
		1,985,469
Health Care Technology - 0.2%
athenahealth, Inc. (a)	1,250	105,688
Life Sciences Tools & Services - 0.5%
Agilent Technologies, Inc.	2,950	134,078
Illumina, Inc. (a)	2,392	168,205
		302,283
Pharmaceuticals - 2.3%
Actavis, Inc. (a)	2,480	305,759
Allergan, Inc.	3,210	319,363
Johnson & Johnson	3,940	331,669
Merck & Co., Inc.	5,390	251,713
Pfizer, Inc.	11,660	317,502
		1,526,006
TOTAL HEALTH CARE		8,444,136
INDUSTRIALS - 10.6%
Aerospace & Defense - 3.3%
Honeywell International, Inc.	5,130	402,500
L-3 Communications Holdings, Inc.	1,300	110,617
Precision Castparts Corp.	1,730	370,082
Textron, Inc.	5,750	155,020
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Aerospace & Defense - continued
The Boeing Co.	6,930	$ 686,209
United Technologies Corp.	4,420	419,458
		2,143,886
Air Freight & Logistics - 0.6%
United Parcel Service, Inc. Class B	4,270	366,793
Airlines - 0.3%
Delta Air Lines, Inc. (a)	12,090	217,741
Commercial Services & Supplies - 0.5%
Covanta Holding Corp.	3,213	65,706
Edenred SA	4,736	151,397
Stericycle, Inc. (a)	819	89,893
		306,996
Industrial Conglomerates - 0.2%
Danaher Corp.	2,610	161,350
Machinery - 1.9%
Caterpillar, Inc.	5,170	443,586
Colfax Corp. (a)	677	33,782
Cummins, Inc.	1,310	156,715
Pall Corp.	2,810	191,642
Pentair Ltd.	6,050	352,352
Timken Co.	1,006	57,101
		1,235,178
Professional Services - 0.8%
Equifax, Inc.	2,094	127,525
IHS, Inc. Class A (a)	1,022	107,443
Intertek Group PLC	1,230	60,084
Towers Watson & Co.	2,300	178,664
Verisk Analytics, Inc. (a)	1,099	64,643
		538,359
Road & Rail - 3.0%
Canadian Pacific Railway Ltd.	4,590	610,259
CSX Corp.	5,990	151,008
Kansas City Southern	3,740	414,018
Union Pacific Corp.	4,865	752,226
		1,927,511
TOTAL INDUSTRIALS		6,897,814
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - 26.7%
Communications Equipment - 3.8%
Cisco Systems, Inc.	38,620	$ 929,970
Motorola Solutions, Inc.	2,550	147,798
QUALCOMM, Inc.	22,370	1,420,048
		2,497,816
Computers & Peripherals - 5.2%
3D Systems Corp. (a)	641	31,101
Apple, Inc.	6,043	2,717,409
NCR Corp. (a)	6,722	224,515
SanDisk Corp. (a)	2,700	159,354
Western Digital Corp.	3,493	221,177
		3,353,556
Electronic Equipment & Components - 0.2%
Corning, Inc.	8,950	137,562
Trimble Navigation Ltd. (a)	185	5,162
		142,724
Internet Software & Services - 5.4%
Akamai Technologies, Inc. (a)	2,896	133,564
Dropbox, Inc. (c)	1,585	15,850
eBay, Inc. (a)	10,825	585,633
Facebook, Inc. Class A	4,590	111,767
Google, Inc. Class A (a)	2,379	2,070,705
IAC/InterActiveCorp	3,530	171,134
LinkedIn Corp. (a)	555	92,979
Mail.Ru Group Ltd. GDR (Reg. S)	757	21,135
MercadoLibre, Inc.	414	47,453
Qihoo 360 Technology Co. Ltd. ADR (a)	1,124	49,242
SINA Corp. (a)	366	21,118
Yandex NV (a)	3,743	101,660
YouKu.com, Inc. ADR (a)	2,562	52,393
		3,474,633
IT Services - 5.6%
Alliance Data Systems Corp. (a)	1,510	267,406
Fidelity National Information Services, Inc.	3,180	142,782
Fiserv, Inc. (a)	1,403	122,285
Gartner, Inc. Class A (a)	2,149	121,655
IBM Corp.	1,571	326,799
MasterCard, Inc. Class A	2,080	1,186,120
Visa, Inc. Class A	8,140	1,450,060
		3,617,107
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 2.1%
Altera Corp.	8,210	$ 272,490
ASML Holding NV	1,817	147,668
Broadcom Corp. Class A	8,140	292,307
First Solar, Inc. (a)	1,640	89,183
KLA-Tencor Corp.	1,400	78,806
Lam Research Corp. (a)	2,000	93,560
LSI Corp. (a)	21,320	157,768
Microchip Technology, Inc.	6,080	221,798
		1,353,580
Software - 4.4%
Activision Blizzard, Inc.	8,650	124,820
Adobe Systems, Inc. (a)	3,040	130,446
Cadence Design Systems, Inc. (a)	6,490	98,194
Microsoft Corp.	11,501	401,155
Oracle Corp.	40,734	1,375,180
salesforce.com, Inc. (a)	2,584	109,381
ServiceNow, Inc.	643	23,637
SolarWinds, Inc. (a)	2,390	100,739
Solera Holdings, Inc.	2,656	145,469
Splunk, Inc. (a)	649	30,347
Synopsys, Inc. (a)	4,582	167,014
VMware, Inc. Class A (a)	1,400	99,568
Workday, Inc. Class A	672	43,163
Zynga, Inc. (a)	8,617	29,298
		2,878,411
TOTAL INFORMATION TECHNOLOGY		17,317,827
MATERIALS - 4.7%
Chemicals - 3.8%
Ashland, Inc.	5,190	461,495
CF Industries Holdings, Inc.	880	168,045
Eastman Chemical Co.	1,325	95,029
LyondellBasell Industries NV Class A	2,900	193,285
Monsanto Co.	9,702	976,409
PPG Industries, Inc.	3,180	488,480
Rockwood Holdings, Inc.	1,664	110,922
		2,493,665
Construction Materials - 0.2%
Martin Marietta Materials, Inc.	1,035	112,846
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - 0.3%
Freeport-McMoRan Copper & Gold, Inc.	5,570	$ 172,949
Paper & Forest Products - 0.4%
International Paper Co.	5,405	249,441
TOTAL MATERIALS		3,028,901
TELECOMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 0.6%
Verizon Communications, Inc.	8,190	397,051
Wireless Telecommunication Services - 0.8%
Crown Castle International Corp. (a)	7,150	509,438
TOTAL TELECOMMUNICATION SERVICES		906,489
UTILITIES - 0.1%
Electric Utilities - 0.1%
Brookfield Infrastructure Partners LP	1,703	61,853
TOTAL COMMON STOCKS (Cost $48,455,853)		60,400,284
Nonconvertible Preferred Stocks - 0.0%

INFORMATION TECHNOLOGY - 0.0%
IT Services - 0.0%
Palantir Technologies, Inc. Series G (c) (Cost $4,556)	1,489	4,556
Equity Funds - 3.1%

Large Growth Funds - 0.1%
iShares Russell 1000 Growth Index ETF	933	69,313
Sector Funds - 3.0%
Vanguard Consumer Staples ETF	19,325	1,970,570
TOTAL EQUITY FUNDS (Cost $1,717,603)		2,039,883
Money Market Funds - 3.8%
	Shares	Value
Dreyfus Treasury & Agency Cash Management Fund Institutional Shares, 0.01% (b) (Cost $2,443,076)	2,443,076	$ 2,443,076
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $52,621,088)		64,887,799
NET OTHER ASSETS (LIABILITIES) - 0.0%		(10,391)
NET ASSETS - 100%		$ 64,877,408
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
22 CME E-mini S&P 500 Index Contracts	June 2013	$ 1,791,900	$ 98,303

The face value of futures purchased as a percentage of net assets is 2.8%
Security Type Abbreviations
ETF - Exchange-Traded Fund
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $20,406 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Dropbox, Inc.	5/1/12 - 5/25/12	$ 14,349
Palantir Technologies, Inc. Series G	7/19/12	$ 4,556
Other Information

The following is a summary of the inputs used, as of May 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 12,477,155	$ 12,477,155	$ -	$ -
Consumer Staples	5,271,108	5,271,108	-	-
Energy	2,560,370	2,560,370	-	-
Financials	3,434,631	3,434,631	-	-
Health Care	8,444,136	8,444,136	-	-
Industrials	6,897,814	6,897,814	-	-
Information Technology	17,322,383	17,301,977	-	20,406
Materials	3,028,901	3,028,901	-	-
Telecommunication Services	906,489	906,489	-	-
Utilities	61,853	61,853	-	-
Equity Funds	2,039,883	2,039,883	-	-
Money Market Funds	2,443,076	2,443,076	-	-
Total Investments in Securities:	$ 64,887,799	$ 64,867,393	$ -	$ 20,406
Derivative Instruments:
Assets
Futures Contracts	$ 98,303	$ 98,303	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 98,303	$ -
Total Value of Derivatives	$ 98,303	$ -

(a) Reflects cumulative appreciation/depreciation on futures contracts as disclosed in the Schedule of Investments. Only the period end variation margin is separately disclosed in the Statement of Assets and Liabilities and is included in the receivable/payable for daily variation margin on futures contracts line-items.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	May 31, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $52,621,088)		$ 64,887,799
Segregated cash with broker for futures contracts		77,000
Foreign currency held at value (cost $3,533)		3,533
Receivable for investments sold		217,693
Receivable for fund shares sold		1,668
Dividends receivable		68,413
Interest receivable		22
Prepaid expenses		398
Total assets		65,256,526

Liabilities
Payable for investments purchased	$ 274,817
Payable for fund shares redeemed	41
Accrued management fee	28,982
Payable for daily variation margin on futures contracts	27,060
Other affiliated payables	7,086
Audit fees payable	32,021
Other payables and accrued expenses	9,111
Total liabilities		379,118

Net Assets		$ 64,877,408
Net Assets consist of:
Paid in capital		$ 51,228,880
Undistributed net investment income		71,076
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,212,441
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		12,365,011
Net Assets		$ 64,877,408
Growth Multi-Manager: Net Asset Value, offering price and redemption price per share ($64,621,400 ÷ 5,088,659 shares)		$ 12.70

Class F: Net Asset Value, offering price and redemption price per share ($256,008 ÷ 20,154 shares)		$ 12.70

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended May 31, 2013

Investment Income
Dividends: Unaffiliated issuers		$ 848,933
Interest		231
Total income		849,164

Expenses
Management fee	$ 314,285
Transfer agent fees	54,049
Accounting fees and expenses	22,455
Custodian fees and expenses	38,070
Independent trustees' compensation	715
Registration fees	27,594
Audit	43,436
Legal	422
Miscellaneous	663
Total expenses before reductions	501,689
Expense reductions	(139)	501,550
Net investment income (loss)		347,614
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,215,482
Foreign currency transactions	(387)
Futures contracts	175,218
Total net realized gain (loss)		1,390,313
Change in net unrealized appreciation (depreciation) on: Investment securities	9,740,164
Assets and liabilities in foreign currencies	14
Futures contracts	119,846
Total change in net unrealized appreciation (depreciation)		9,860,024
Net gain (loss)		11,250,337
Net increase (decrease) in net assets resulting from operations		$ 11,597,951

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended May 31, 2013	For the period November 16, 2011 (commencement of operations) to May 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 347,614	$ 93,202
Net realized gain (loss)	1,390,313	(179,426)
Change in net unrealized appreciation (depreciation)	9,860,024	2,504,987
Net increase (decrease) in net assets resulting from operations	11,597,951	2,418,763
Distributions to shareholders from net investment income	(308,181)	(60,007)
Share transactions - net increase (decrease)	870,858	50,358,024
Total increase (decrease) in net assets	12,160,628	52,716,780

Net Assets
Beginning of period	52,716,780	-
End of period (including undistributed net investment income of $71,076 and undistributed net investment income of $32,985, respectively)	$ 64,877,408	$ 52,716,780

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Growth Multi-Manager

Years ended May 31,	2013	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.47	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.07	.02
Net realized and unrealized gain (loss)	2.22	.46
Total from investment operations	2.29	.48
Distributions from net investment income	(.06)	(.01)
Net asset value, end of period	$ 12.70	$ 10.47
Total Return B,C	21.97%	4.83%
Ratios to Average Net Assets F
Expenses before reductions	.87%	.91% A
Expenses net of fee waivers, if any	.87%	.91% A
Expenses net of all reductions	.87%	.91% A
Net investment income (loss)	.60%	.32% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 64,621	$ 52,717
Portfolio turnover rate G	65%	50% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 16, 2011 (commencement of operations) to May 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amounts do not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Year ended May 31,	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.31
Income from Investment Operations
Net investment income (loss) D	.03
Net realized and unrealized gain (loss)	1.41
Total from investment operations	1.44
Distributions from net investment income	(.05)
Net asset value, end of period	$ 12.70
Total Return B,C	12.82%
Ratios to Average Net Assets F
Expenses before reductions	.72% A
Expenses net of fee waivers, if any	.72% A
Expenses net of all reductions	.72% A
Net investment income (loss)	.64% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 256
Portfolio turnover rate G	65%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended May 31, 2013

1. Organization.

Strategic Advisers Growth Multi-Manager Fund (the Fund) is a non-diversified fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund commenced sale of Class F and the existing class was designated Growth Multi-Manager during December, 2012. The Fund offers Growth Multi-Manager and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR), Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are generally categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Annual Report

2. Significant Accounting Policies - continued

Investment Valuation - continued

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of May 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividend and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of May 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to futures contracts, foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 12,704,373
Gross unrealized depreciation	(498,836)
Net unrealized appreciation (depreciation) on securities and other investments	$ 12,205,537

Tax Cost	$ 52,682,262

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 71,077
Undistributed long-term capital gain	$ 1,371,917
Net unrealized appreciation (depreciation)	$ 12,205,537

The tax character of distributions paid was as follows:

	May 31, 2013	May 31, 2012
Ordinary Income	$ 308,181	$ 60,007

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Annual Report

3. Derivative Instruments - continued

Futures Contracts - continued

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of activity for the period. Cash deposited to meet initial margin requirements is presented as segregated cash in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $175,218 and a change in net unrealized appreciation (depreciation) of $119,846 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $37,682,245 and $36,252,010, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to Strategic Advisers. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to Strategic Advisers to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the period, the total annual management fee rate was .54% of the Fund's average net assets.

Sub-Advisers. ClariVest Asset Management LLC, Morgan Stanley Investment Management, Inc., Pyramis Global Advisors, LLC (an affiliate of Strategic Advisers), Waddell & Reed Investment Management Co. and Winslow Capital Management, LLC (through March 15, 2013) each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by Strategic Advisers and not the Fund for providing these services.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of Strategic Advisers, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth Multi-Manager. Growth Multi-Manager does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding ETFs. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Growth Multi-Manager	$ 54,049.09

Accounting Fees. Fidelity Service Company, Inc.(FSC), an affiliate of Strategic Advisers, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $144 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

Commission paid to brokers with whom Strategic Advisers places trades on behalf of the Fund include an amount in addition to trade execution, which is rebated back to the Fund to offset certain expenses. This amount totaled $136 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3.

Annual Report

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended May 31,	2013B	2012A
From net investment income
Growth Multi-Manager	$ 307,148	$ 60,007
Class F	1,033	-
Total	$ 308,181	$ 60,007

A Distributions for Growth Multi-Manager are for the period November 16, 2011 (commencement of operations) to May 31, 2012.

B Distributions for Class F are for the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended May 31,	2013B	2012A	2013B	2012A
Growth Multi-Manager
Shares sold	46,390	5,029,923	$ 551,054	$ 50,325,931
Reinvestment of distributions	27,734	6,074	307,148	60,007
Shares redeemed	(18,932)	(2,530)	(215,540)	(27,914)
Net increase (decrease)	55,192	5,033,467	$ 642,662	$ 50,358,024
Class F
Shares sold	20,671	-	$ 234,819	$ -
Reinvestment of distributions	93	-	1,033	-
Shares redeemed	(610)	-	(7,656)	-
Net increase (decrease)	20,154	-	$ 228,196	$ -

A Share transactions for Growth Multi-Manager are for the period November 16, 2011 (commencement of operations) to May 31, 2012.

B Share transactions for Class F are for the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers or its affiliates were the owners of record of approximately 99% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Growth Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Growth Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at May 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Growth Multi-Manager Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 18, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds advised by Strategic Advisers or an affiliate. Ms. Farrell oversees 20 funds advised by Strategic Advisers or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)

Year of Election or Appointment: 2006

Mr. Servison is Chairman of the Board of Trustees. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)

Year of Election or Appointment: 2012

Mr. Young is Vice President of Fidelity's Asset Allocation Funds (2009-present), President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital and is a member of the Advisory Board of Fidelity Commonwealth Trust II.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Board of Directors of Jobs for Massachusetts (2012-present), National Association of Corporate Directors Chapter (2012-present), and Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Annual Report

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board of Fidelity Rutland Square Trust II. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2010

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of other Fidelity Equity and High Income Funds (2008-present) and Assistant Treasurer of other Fidelity Fixed Income and Asset Allocation Funds (2009-present). Mr. Robins is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Marc Bryant (1966)

Year of Election or Appointment: 2010

Secretary and Chief Legal Officer of the fund. Senior Vice President and Deputy General Counsel of Fidelity Investments. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the fund. Ms. Baumann also serves as AML Officer of the Fidelity funds (2012-present) and The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Nicholas E. Steck (1964)

Year of Election or Appointment: 2009

Chief Financial Officer of the fund. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)

Year of Election or Appointment: 2013

Chief Compliance Officer of the fund. Mr. Treff also serves as Senior Vice President of Asset Management Compliance (2013-present). Previously, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2011

Vice President and Assistant Treasurer of the fund. Mr. Deberghes also serves as Assistant Treasurer (2010-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer of the fund. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds, Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2013-present), and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of the Fidelity funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the fund. Mr. Davis is also Assistant Treasurer of certain Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Margaret A. Carey (1973)

Year of Election or Appointment: 2009

Assistant Secretary of the fund. Ms. Carey also serves as Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present). Previously, Ms. Carey served as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Growth Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class F	07/08/13	07/05/13	$0.020	$0.269

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31 2013, $1,371,917, or, if subsequently determined to be different, the net capital gain of such year.

Class F designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class F designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Growth Multi-Manager Fund

On December 6, 2012, the Board of Trustees, including the Independent Trustees (together, the Board), voted at an in-person meeting to approve a new sub-advisory agreement (the New Sub-Advisory Agreement) with ClariVest Asset Management LLC (ClariVest) for the fund due to a change in the ownership of a minority interest in ClariVest's that effectively terminated the current sub-advisory agreement with ClariVest (Current Sub-Advisory Agreement). The terms of the New Sub-Advisory Agreement are identical to those of the Current Sub-Advisory Agreement, except with respect to the date of execution.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the New Sub-Advisory Agreement.

In considering whether to approve the New Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the New Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the New Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the New Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered that it reviewed information regarding the staffing within ClariVest, including the backgrounds and compensation of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy in connection with the annual renewal of the Current Sub-Advisory Agreement at its September 2012 Board meeting.

The Board considered that the New Sub-Advisory Agreement will not result in any changes to the services provided to the fund. The Board also considered ClariVest's representation that the New Sub-Advisory Agreement would not result in any changes to (i) the investment process or strategies employed in the management of the fund's assets or (ii) the day-to-day management of the fund or the persons primarily responsible for such management.

Annual Report

Investment Performance. The Board also considered that it reviewed historical investment performance of ClariVest in managing fund assets in connection with the Board's renewal of the Current Sub-Advisory Agreement. The Board did not consider performance to be a material factor in its decision to approve the New Sub-Advisory Agreement because the New Sub-Advisory Agreement would not result in any changes to the fund's investment processes or strategies or in the persons primarily responsible for the day-to-day management of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the New Sub-Advisory Agreement will continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered that the New Sub-Advisory Agreement would not result in any changes to the amount and nature of fees to be paid by the fund to Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to ClariVest or the fund's total operating expenses. The Board also considered that it received and considered materials relating to its review of the advisory fees paid to ClariVest and the management fee paid by the fund to Strategic Advisers in connection with the annual renewal of the Current Sub-Advisory Agreement at its September 2012 Board meeting. Because there are no expected changes to the advisory fees paid to ClariVest, the fund's management fee, the fund's maximum aggregate annual management fee rate, total fund expenses and Strategic Advisers' contractual expense reimbursement arrangement for the fund under the New Sub-Advisory Agreement, the Board will review the fund's management fee structure and total expenses in connection with its future renewal of the New Sub-Advisory Agreement.

Based on its review, the Board concluded that the fund's management fee structure and total expenses continue to bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the New Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the fund's investment performance or costs of services and profitability to be significant factors in its decision to approve the New Sub-Advisory Agreement.

Potential Fall-Out Benefits. The Board considered that it reviewed information regarding the potential for direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers at its September 2012 Board meeting.

Possible Economies of Scale. The Board considered that the New Sub-Advisory Agreement, like the Current Sub-Advisory Agreement, provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees will accrue directly to shareholders. The Board also considered that it reviewed whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers at its September 2012 Board meeting.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the New Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the New Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the New Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

ClariVest Asset Management LLC

Morgan Stanley Investment
Management Inc.

Pyramis Global Advisors, LLC

Waddell & Reed Investment
Management Company

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

MMG-F-ANN-0713
1.951495.100

Strategic Advisers®
Value Multi-Manager Fund

Annual Report

May 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended May 31, 2013	Past 1 year	Life of fund A
Strategic Advisers® Value Multi-Manager Fund	29.71%	23.50%

A From November 16, 2011.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Value Multi-Manager Fund, a class of the fund, on November 16, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks settled into a fifth year and two major equity benchmarks reached further into record territory during the 12 months ending May 31, 2013, as gains in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for most of the period. Optimism over the nation's jobs picture and housing market teamed up with solid corporate earnings to make stocks a favorite with investors during the 12 months. The broad-based S&P 500® Index finished the period up 27.28% after setting a series of new highs, while the blue-chip Dow Jones Industrial AverageSM also moved into record territory en route to gaining 25.26% for the 12 months. The growth-oriented Nasdaq Composite Index® advanced 23.97%. During the year, markets shrugged off some intermittent volatility over debt woes in Europe, the U.S. presidential election and Congressional gridlock over the federal budget. The year's gains were broad-based, with nine of the 10 sectors in the S&P 500® posting a double-digit increase, led by financials (+45%), health care (+36%) and consumer discretionary (+33%), while the lone single-digit performer, utilities (+9%), finished at the back of the pack. Despite the headwind of U.S. dollar strength versus the yen, foreign developed markets surged back from early-period lows, with the MSCI® EAFE® Index returning 31.77%.

Comments from John Stone, Portfolio Manager of Strategic Advisers® Value Multi-Manager Fund: For the year, Strategic Advisers® Value Multi-Manager Fund (a class of the Fund) returned 29.71%, trailing the 32.71% gain of the Russell 1000® Value Index. Relative to the benchmark, Brandywine Global Investment Management and Cohen & Steers Capital Management were the managers that detracted the most. Brandywine's quantitative strategy led it to load up on information technology stocks, where it was hurt by subpar security selection. Cohen & Steers' defensively oriented strategy of targeting high-quality companies with rising dividends was unable to keep pace during a period when the market was generally moving higher. Aristotle Capital Management, which was added as a sub-adviser in December, modestly detracted, due to its investments in lagging large-cap technology stocks and adverse positioning in financials. On the plus side, LSV Asset Management was the main contributor, as its valuation-focused, generally higher-risk style, along with solid stock picks in energy and financials and beneficial positioning in several other sectors, helped it outpace the index by a significant margin. Lastly, a small position in the iShares® Russell Midcap Value Index exchange-traded fund (ETF) was a slight contributor.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2012 to May 31, 2013) for Value Multi-Manager and for the entire period (December 18, 2012 to May 31, 2013) for Class F. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (December 1, 2012 to May 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio B	Beginning Account Value	Ending Account Value May 31, 2013	Expenses Paid During Period
Value Multi-Manager	.97%
Actual		$ 1,000.00	$ 1,181.00	$ 5.27 C
HypotheticalA		$ 1,000.00	$ 1,020.09	$ 4.89 D
Class F	.87%
Actual		$ 1,000.00	$ 1,146.10	$ 4.22 C
HypotheticalA		$ 1,000.00	$ 1,020.59	$ 4.38 D

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Actual expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period) for Value Multi-Manager and multiplied by 165/365 (to reflect the period December 18, 2012 to May 31, 2013) for Class F. The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of May 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
iShares Russell Midcap Value Index ETF	3.4	3.7
Exxon Mobil Corp.	2.9	3.5
JPMorgan Chase & Co.	2.9	2.8
Chevron Corp.	2.9	3.2
Wells Fargo & Co.	2.3	2.3
Pfizer, Inc.	2.1	2.5
General Electric Co.	2.0	1.9
Cisco Systems, Inc.	1.6	1.6
Oracle Corp.	1.6	1.5
Bank of America Corp.	1.5	0.3
	23.2
Top Five Market Sectors as of May 31, 2013
(Stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.9	20.5
Energy	12.4	13.2
Health Care	11.6	12.6
Information Technology	10.3	10.5
Industrials	10.2	10.1
Asset Allocation (% of fund's net assets)
As of May 31, 2013	As of November 30, 2012
Common Stocks 89.3%	Common Stocks 90.1%
Mid-Cap Value Funds 3.4%	Mid-Cap Value Funds 3.7%
Short-Term Investments and Net Other Assets (Liabilities) 7.3%	Short-Term Investments and Net Other Assets (Liabilities) 6.2%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments May 31, 2013

Showing Percentage of Net Assets

Common Stocks - 89.3%
	Shares	Value
CONSUMER DISCRETIONARY - 8.9%
Auto Components - 0.7%
Autoliv, Inc.	300	$ 23,538
Delphi Automotive PLC	210	10,250
Johnson Controls, Inc.	460	17,186
Lear Corp.	570	34,189
The Goodyear Tire & Rubber Co. (a)	170	2,574
TRW Automotive Holdings Corp. (a)	480	30,408
		118,145
Automobiles - 0.9%
Ford Motor Co.	5,700	89,376
General Motors Co. (a)	1,070	36,262
Honda Motor Co. Ltd.	500	18,562
		144,200
Hotels, Restaurants & Leisure - 0.3%
Hyatt Hotels Corp. Class A (a)	30	1,234
International Game Technology	150	2,682
McDonald's Corp.	400	38,628
Royal Caribbean Cruises Ltd.	140	4,901
		47,445
Household Durables - 1.1%
D.R. Horton, Inc.	2,597	63,263
Harman International Industries, Inc.	500	26,550
Jarden Corp. (a)	80	3,726
Lennar Corp. Class A	943	37,079
Newell Rubbermaid, Inc.	200	5,408
Tupperware Brands Corp.	40	3,239
Whirlpool Corp.	300	38,328
		177,593
Leisure Equipment & Products - 0.1%
Hasbro, Inc.	90	4,003
Mattel, Inc.	250	11,188
		15,191
Media - 3.3%
DIRECTV (a)	1,210	73,967
Gannett Co., Inc.	1,360	29,240
Interpublic Group of Companies, Inc.	290	4,124
News Corp. Class A	600	19,266
Omnicom Group, Inc.	180	11,183
The Walt Disney Co.	1,800	113,544
Time Warner Cable, Inc.	1,000	95,510
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - continued
Time Warner, Inc.	2,255	$ 131,624
Viacom, Inc. Class B (non-vtg.)	740	48,759
		527,217
Multiline Retail - 1.1%
Dillard's, Inc. Class A	330	30,449
Kohl's Corp.	400	20,564
Macy's, Inc.	610	29,487
Nordstrom, Inc.	500	29,410
Target Corp.	940	65,330
		175,240
Specialty Retail - 1.0%
Abercrombie & Fitch Co. Class A	50	2,504
Advance Auto Parts, Inc.	40	3,261
AutoNation, Inc. (a)	70	3,243
AutoZone, Inc. (a)	20	8,177
CST Brands, Inc. (a)	215	6,534
Foot Locker, Inc.	100	3,432
GameStop Corp. Class A	80	2,653
Gap, Inc.	330	13,382
Home Depot, Inc.	500	39,330
PetSmart, Inc.	500	33,750
Ross Stores, Inc.	600	38,580
Signet Jewelers Ltd.	50	3,426
		158,272
Textiles, Apparel & Luxury Goods - 0.4%
Coach, Inc.	800	46,608
Hanesbrands, Inc.	400	19,944
		66,552
TOTAL CONSUMER DISCRETIONARY		1,429,855
CONSUMER STAPLES - 6.9%
Beverages - 0.6%
Anheuser-Busch InBev SA NV ADR	400	36,768
Coca-Cola Enterprises, Inc.	200	7,432
Diageo PLC sponsored ADR	314	37,134
Dr. Pepper Snapple Group, Inc.	140	6,437
Molson Coors Brewing Co. Class B	110	5,435
		93,206
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - 3.2%
Costco Wholesale Corp.	200	$ 21,934
CVS Caremark Corp.	3,140	180,801
Kroger Co.	1,090	36,700
Safeway, Inc.	1,140	26,231
Sysco Corp.	400	13,520
Wal-Mart Stores, Inc.	2,290	171,384
Walgreen Co.	1,320	63,043
		513,613
Food Products - 2.0%
Archer Daniels Midland Co.	1,550	49,957
Bunge Ltd.	431	29,998
Campbell Soup Co.	210	8,990
ConAgra Foods, Inc.	270	9,096
Dole Food Co., Inc. (a)	1,300	12,311
General Mills, Inc.	997	46,939
Ingredion, Inc.	370	25,204
Smithfield Foods, Inc. (a)	900	29,646
The Hershey Co.	420	37,426
The J.M. Smucker Co.	90	9,086
Tyson Foods, Inc. Class A	1,000	25,000
Unilever NV (NY Reg.)	862	35,152
		318,805
Household Products - 0.5%
Energizer Holdings, Inc.	340	32,541
Procter & Gamble Co.	600	46,056
		78,597
Tobacco - 0.6%
Altria Group, Inc.	1,380	49,818
Philip Morris International, Inc.	600	54,546
		104,364
TOTAL CONSUMER STAPLES		1,108,585
ENERGY - 12.4%
Energy Equipment & Services - 1.3%
Atwood Oceanics, Inc. (a)	40	2,100
Halliburton Co.	1,126	47,123
Helmerich & Payne, Inc.	470	29,018
McDermott International, Inc. (a)	2,000	19,100
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
Nabors Industries Ltd.	1,300	$ 20,813
National Oilwell Varco, Inc.	300	21,090
Parker Drilling Co. (a)	2,100	9,366
Patterson-UTI Energy, Inc.	80	1,681
Schlumberger Ltd.	900	65,727
		216,018
Oil, Gas & Consumable Fuels - 11.1%
Apache Corp.	1,200	98,556
Chevron Corp.	3,740	459,085
ConocoPhillips	2,220	136,175
CVR Energy, Inc.	700	43,967
Denbury Resources, Inc. (a)	250	4,588
Devon Energy Corp.	1,300	73,905
Exxon Mobil Corp.	5,120	463,206
Hess Corp.	985	66,399
HollyFrontier Corp.	140	6,930
Marathon Oil Corp.	1,580	54,336
Marathon Petroleum Corp.	1,000	82,500
Murphy Oil Corp.	430	27,228
Occidental Petroleum Corp.	900	82,863
Phillips 66	1,071	71,296
Pioneer Natural Resources Co.	152	21,079
Tesoro Corp.	80	4,932
Valero Energy Corp.	1,950	79,229
Whiting Petroleum Corp. (a)	80	3,686
		1,779,960
TOTAL ENERGY		1,995,978
FINANCIALS - 21.9%
Capital Markets - 3.2%
Ameriprise Financial, Inc.	1,460	119,019
Bank of New York Mellon Corp.	2,000	60,120
BlackRock, Inc. Class A	193	53,886
Charles Schwab Corp.	1,050	20,853
Franklin Resources, Inc.	160	24,770
Goldman Sachs Group, Inc.	780	126,422
Invesco Ltd.	280	9,447
Morgan Stanley	1,130	29,267
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Northern Trust Corp.	150	$ 8,723
State Street Corp.	1,020	67,504
		520,011
Commercial Banks - 5.5%
Banco Santander SA (Spain) sponsored ADR	3,142	22,622
BB&T Corp.	800	26,336
CIT Group, Inc. (a)	140	6,451
Comerica, Inc.	1,030	40,675
Commerce Bancshares, Inc.	73	3,177
Cullen/Frost Bankers, Inc.	40	2,574
East West Bancorp, Inc.	100	2,634
Fifth Third Bancorp	2,200	40,040
First Republic Bank	651	24,191
Huntington Bancshares, Inc.	3,280	25,420
KeyCorp	2,530	27,273
M&T Bank Corp.	262	27,484
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	3,941	23,410
PNC Financial Services Group, Inc.	1,150	82,386
Regions Financial Corp.	820	7,487
SunTrust Banks, Inc.	1,233	39,567
U.S. Bancorp	2,900	101,674
Wells Fargo & Co.	9,100	369,005
Zions Bancorporation	130	3,647
		876,053
Consumer Finance - 1.3%
American Express Co.	1,490	112,808
Capital One Financial Corp.	400	24,372
Discover Financial Services	1,340	63,529
SLM Corp.	320	7,597
		208,306
Diversified Financial Services - 5.5%
Bank of America Corp.	18,025	246,222
Citigroup, Inc.	3,300	171,567
JPMorgan Chase & Co.	8,456	461,613
The NASDAQ Stock Market, Inc.	130	4,090
		883,492
Insurance - 5.7%
ACE Ltd.	220	19,730
AFLAC, Inc.	720	40,097
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Allstate Corp.	1,330	$ 64,159
American Financial Group, Inc.	180	8,741
American International Group, Inc. (a)	2,310	102,703
Arch Capital Group Ltd. (a)	90	4,609
Assurant, Inc.	50	2,487
Axis Capital Holdings Ltd.	80	3,485
Cincinnati Financial Corp.	110	5,207
Everest Re Group Ltd.	200	25,922
Hartford Financial Services Group, Inc.	300	9,189
HCC Insurance Holdings, Inc.	610	26,139
Lincoln National Corp.	1,290	46,001
Loews Corp.	720	32,990
Markel Corp. (a)	20	10,458
PartnerRe Ltd.	340	30,821
Platinum Underwriters Holdings Ltd.	400	22,840
Principal Financial Group, Inc.	220	8,327
ProAssurance Corp.	400	20,080
Progressive Corp.	666	16,976
Prudential Financial, Inc.	1,910	131,733
Reinsurance Group of America, Inc.	70	4,612
RenaissanceRe Holdings Ltd.	90	7,736
The Chubb Corp.	1,400	121,940
The Travelers Companies, Inc.	1,110	92,929
Torchmark Corp.	200	12,902
Unum Group	1,180	33,606
W.R. Berkley Corp.	130	5,326
XL Group PLC Class A	210	6,600
		918,345
Real Estate Investment Trusts - 0.7%
Digital Realty Trust, Inc.	403	24,547
Simon Property Group, Inc.	350	58,254
Weyerhaeuser Co.	700	20,874
		103,675
Thrifts & Mortgage Finance - 0.0%
New York Community Bancorp, Inc.	300	3,924
People's United Financial, Inc.	240	3,302
		7,226
TOTAL FINANCIALS		3,517,108
Common Stocks - continued
	Shares	Value
HEALTH CARE - 11.6%
Biotechnology - 0.9%
Amgen, Inc.	1,190	$ 119,631
United Therapeutics Corp. (a)	330	21,935
		141,566
Health Care Equipment & Supplies - 2.7%
Abbott Laboratories	1,300	47,671
Baxter International, Inc.	1,088	76,519
Becton, Dickinson & Co.	160	15,779
Boston Scientific Corp. (a)	980	9,055
CareFusion Corp. (a)	140	5,145
Covidien PLC	1,782	113,335
Medtronic, Inc.	1,640	83,656
St. Jude Medical, Inc.	210	9,078
Stryker Corp.	260	17,261
Varian Medical Systems, Inc. (a)	60	4,021
Zimmer Holdings, Inc.	650	51,032
		432,552
Health Care Providers & Services - 3.0%
Aetna, Inc.	1,050	63,399
AmerisourceBergen Corp.	160	8,653
Cardinal Health, Inc.	230	10,801
CIGNA Corp.	700	47,530
Humana, Inc.	200	16,156
LifePoint Hospitals, Inc. (a)	400	19,892
McKesson Corp.	340	38,712
Omnicare, Inc.	80	3,682
Quest Diagnostics, Inc.	500	30,920
UnitedHealth Group, Inc.	2,390	149,686
Universal Health Services, Inc. Class B	960	66,374
WellPoint, Inc.	470	36,176
		491,981
Life Sciences Tools & Services - 0.6%
Agilent Technologies, Inc.	240	10,908
Thermo Fisher Scientific, Inc.	930	82,119
		93,027
Pharmaceuticals - 4.4%
AbbVie, Inc.	1,190	50,801
Eli Lilly & Co.	790	41,996
Forest Laboratories, Inc. (a)	350	13,913
Johnson & Johnson	200	16,836
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Merck & Co., Inc.	5,080	$ 237,236
Mylan, Inc. (a)	280	8,534
Pfizer, Inc.	12,530	341,192
		710,508
TOTAL HEALTH CARE		1,869,634
INDUSTRIALS - 10.2%
Aerospace & Defense - 2.7%
Engility Holdings, Inc. (a)	66	1,688
General Dynamics Corp.	1,360	104,856
Honeywell International, Inc.	480	37,661
L-3 Communications Holdings, Inc.	770	65,519
Lockheed Martin Corp.	420	44,449
Northrop Grumman Corp.	650	53,554
Raytheon Co.	630	41,983
Rockwell Collins, Inc.	90	5,828
Textron, Inc.	180	4,853
United Technologies Corp.	770	73,073
		433,464
Air Freight & Logistics - 0.4%
FedEx Corp.	200	19,268
United Parcel Service, Inc. Class B	500	42,950
		62,218
Airlines - 0.1%
Alaska Air Group, Inc. (a)	50	2,841
Delta Air Lines, Inc. (a)	490	8,825
Southwest Airlines Co.	500	7,085
		18,751
Building Products - 0.4%
Owens Corning (a)	1,490	65,113
Commercial Services & Supplies - 0.4%
Deluxe Corp.	700	26,180
R.R. Donnelley & Sons Co.	1,100	14,597
Republic Services, Inc.	250	8,525
Tyco International Ltd.	290	9,805
		59,107
Construction & Engineering - 0.1%
Fluor Corp.	110	6,953
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Construction & Engineering - continued
KBR, Inc.	100	$ 3,610
URS Corp.	50	2,422
		12,985
Electrical Equipment - 0.2%
Emerson Electric Co.	490	28,155
Rockwell Automation, Inc.	80	7,042
		35,197
Industrial Conglomerates - 2.3%
3M Co.	470	51,827
General Electric Co.	13,753	320,720
		372,547
Machinery - 2.7%
AGCO Corp.	470	26,071
Caterpillar, Inc.	400	34,320
Cummins, Inc.	130	15,552
Deere & Co.	1,589	138,418
Dover Corp.	120	9,390
Illinois Tool Works, Inc.	320	22,442
Ingersoll-Rand PLC	180	10,355
Joy Global, Inc.	70	3,786
Lincoln Electric Holdings, Inc.	50	2,990
PACCAR, Inc.	240	12,864
Parker Hannifin Corp.	450	44,892
Snap-On, Inc.	40	3,644
SPX Corp.	584	46,089
Stanley Black & Decker, Inc.	310	24,558
Timken Co.	660	37,462
WABCO Holdings, Inc. (a)	40	3,017
		435,850
Professional Services - 0.0%
Dun & Bradstreet Corp.	30	2,944
Manpower, Inc.	50	2,864
		5,808
Road & Rail - 0.8%
CSX Corp.	710	17,899
Norfolk Southern Corp.	710	54,379
Union Pacific Corp.	320	49,478
		121,756
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Trading Companies & Distributors - 0.1%
Aircastle Ltd.	1,400	$ 22,148
TOTAL INDUSTRIALS		1,644,944
INFORMATION TECHNOLOGY - 10.3%
Communications Equipment - 2.0%
Cisco Systems, Inc.	11,130	268,010
Harris Corp.	580	29,075
QUALCOMM, Inc.	500	31,740
		328,825
Computers & Peripherals - 1.6%
Apple, Inc.	155	69,700
Dell, Inc.	1,400	18,690
EMC Corp.	1,298	32,138
Hewlett-Packard Co.	2,420	59,096
SanDisk Corp. (a)	120	7,082
Seagate Technology	900	38,772
Western Digital Corp.	600	37,992
		263,470
Electronic Equipment & Components - 1.3%
Arrow Electronics, Inc. (a)	70	2,783
Avnet, Inc. (a)	180	6,149
Corning, Inc.	5,500	84,535
FLIR Systems, Inc.	80	1,949
Molex, Inc.	110	3,227
TE Connectivity Ltd.	1,553	68,938
Tech Data Corp. (a)	300	15,036
Vishay Intertechnology, Inc. (a)	1,300	18,928
		201,545
Internet Software & Services - 0.4%
eBay, Inc. (a)	754	40,791
Yahoo!, Inc. (a)	810	21,303
		62,094
IT Services - 1.6%
Amdocs Ltd.	600	21,420
Global Payments, Inc.	50	2,398
IBM Corp.	867	180,353
Visa, Inc. Class A	300	53,442
		257,613
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Office Electronics - 0.2%
Xerox Corp.	3,140	$ 27,601
Semiconductors & Semiconductor Equipment - 0.6%
Intel Corp.	2,800	67,984
KLA-Tencor Corp.	110	6,192
Texas Instruments, Inc.	724	25,984
		100,160
Software - 2.6%
Activision Blizzard, Inc.	640	9,235
Microsoft Corp.	2,000	69,760
Oracle Corp.	7,565	255,394
Symantec Corp.	3,470	77,693
		412,082
TOTAL INFORMATION TECHNOLOGY		1,653,390
MATERIALS - 2.3%
Chemicals - 1.9%
Air Products & Chemicals, Inc.	140	13,217
Albemarle Corp.	60	4,015
Ashland, Inc.	40	3,557
CF Industries Holdings, Inc.	140	26,734
Eastman Chemical Co.	900	64,548
Ecolab, Inc.	346	29,227
Huntsman Corp.	1,610	31,315
LyondellBasell Industries NV Class A	330	21,995
NewMarket Corp.	10	2,742
Potash Corp. of Saskatchewan, Inc.	700	29,607
Syngenta AG (Switzerland)	75	29,257
The Dow Chemical Co.	775	26,707
The Mosaic Co.	200	12,164
		295,085
Containers & Packaging - 0.1%
Ball Corp.	220	9,495
Crown Holdings, Inc. (a)	110	4,659
Owens-Illinois, Inc. (a)	110	3,020
Sonoco Products Co.	70	2,451
		19,625
Metals & Mining - 0.2%
Freeport-McMoRan Copper & Gold, Inc.	500	15,525
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Newmont Mining Corp.	300	$ 10,284
Nucor Corp.	90	4,006
Steel Dynamics, Inc.	150	2,301
		32,116
Paper & Forest Products - 0.1%
Domtar Corp.	250	18,118
TOTAL MATERIALS		364,944
TELECOMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 1.2%
AT&T, Inc.	5,520	193,145
Wireless Telecommunication Services - 0.7%
China Mobile Ltd. sponsored ADR	600	31,080
T-Mobile US, Inc. (a)	110	2,357
Vodafone Group PLC	16,000	46,370
Vodafone Group PLC sponsored ADR	810	23,450
		103,257
TOTAL TELECOMMUNICATION SERVICES		296,402
UTILITIES - 2.9%
Electric Utilities - 1.6%
American Electric Power Co., Inc.	1,330	60,941
Edison International	350	16,079
Entergy Corp.	600	41,328
NextEra Energy, Inc.	1,100	83,182
Pinnacle West Capital Corp.	80	4,518
Portland General Electric Co.	900	27,396
PPL Corp.	340	10,098
Westar Energy, Inc.	70	2,220
Xcel Energy, Inc.	280	8,042
		253,804
Gas Utilities - 0.4%
Atmos Energy Corp.	70	2,955
Questar Corp.	1,200	29,172
UGI Corp.	800	30,552
		62,679
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Independent Power Producers & Energy Traders - 0.2%
The AES Corp.	2,180	$ 26,596
Multi-Utilities - 0.7%
Alliant Energy Corp.	90	4,433
Ameren Corp.	150	5,106
Integrys Energy Group, Inc.	70	4,027
MDU Resources Group, Inc.	130	3,362
Public Service Enterprise Group, Inc.	1,310	43,282
Sempra Energy	130	10,569
Wisconsin Energy Corp.	1,227	50,074
		120,853
Water Utilities - 0.0%
American Water Works Co., Inc.	110	4,393
TOTAL UTILITIES		468,325
TOTAL COMMON STOCKS (Cost $11,298,638)		14,349,165
Equity Funds - 3.4%

Mid-Cap Value Funds - 3.4%
iShares Russell Midcap Value Index ETF (Cost $396,719)	9,270	544,520
Money Market Funds - 7.0%

SSgA US Treasury Money Market Fund, 0% (b) (Cost $1,125,307)	1,125,307	1,125,307
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $12,820,664)		16,018,992
NET OTHER ASSETS (LIABILITIES) - 0.3%		42,554
NET ASSETS - 100%		$ 16,061,546
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
11 CME E-mini S&P 500 Index Contracts	June 2013	$ 895,950	$ 44,953

The face value of futures purchased as a percentage of net assets is 5.6%
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
Other Information

The following is a summary of the inputs used, as of May 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,429,855	$ 1,411,293	$ 18,562	$ -
Consumer Staples	1,108,585	1,108,585	-	-
Energy	1,995,978	1,995,978	-	-
Financials	3,517,108	3,517,108	-	-
Health Care	1,869,634	1,869,634	-	-
Industrials	1,644,944	1,644,944	-	-
Information Technology	1,653,390	1,653,390	-	-
Materials	364,944	335,687	29,257	-
Telecommunication Services	296,402	250,032	46,370	-
Utilities	468,325	468,325	-	-
Equity Funds	544,520	544,520	-	-
Money Market Funds	1,125,307	1,125,307	-	-
Total Investments in Securities:	$ 16,018,992	$ 15,924,803	$ 94,189	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 44,953	$ 44,953	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 44,953	$ -
Total Value of Derivatives	$ 44,953	$ -

(a) Reflects cumulative appreciation/depreciation on futures contracts as disclosed in the Schedule of Investments. Only the period end variation margin is separately disclosed in the Statement of Assets and Liabilities and is included in the receivable/payable for daily variation margin on futures contracts line-items.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	May 31, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $12,820,664)		$ 16,018,992
Segregated cash with broker for futures contracts		38,500
Receivable for investments sold		9,354
Receivable for fund shares sold		16,675
Dividends receivable		41,962
Prepaid expenses		93
Receivable from investment adviser for expense reductions		1,050
Total assets		16,126,626

Liabilities
Payable for investments purchased	$ 7,445
Payable for fund shares redeemed	5
Accrued management fee	7,497
Payable for daily variation margin on futures contracts	13,530
Audit fees payable	32,021
Other affiliated payables	1,915
Other payables and accrued expenses	2,667
Total liabilities		65,080

Net Assets		$ 16,061,546
Net Assets consist of:
Paid in capital		$ 12,448,939
Undistributed net investment income		74,931
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		294,405
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,243,271
Net Assets		$ 16,061,546

Value Multi-Manager: Net Asset Value, offering price and redemption price per share ($15,774,226 ÷ 1,183,949 shares)		$ 13.32

Class F: Net Asset Value, offering price and redemption price per share ($287,320 ÷ 21,553 shares)		$ 13.33

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended May 31, 2013

Investment Income
Dividends: Unaffiliated issuers		$ 312,972

Expenses
Management fee	$ 68,482
Transfer agent fees	14,521
Accounting fees and expenses	5,078
Custodian fees and expenses	10,187
Independent trustees' compensation	161
Registration fees	26,813
Audit	43,329
Legal	91
Miscellaneous	452
Total expenses before reductions	169,114
Expense reductions	(42,708)	126,406
Net investment income (loss)		186,566
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	373,167
Foreign currency transactions	(70)
Futures contracts	100,273
Total net realized gain (loss)		473,370
Change in net unrealized appreciation (depreciation) on: Investment securities	2,704,896
Assets and liabilities in foreign currencies	2
Futures contracts	57,823
Total change in net unrealized appreciation (depreciation)		2,762,721
Net gain (loss)		3,236,091
Net increase (decrease) in net assets resulting from operations		$ 3,422,657

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended May 31, 2013	For the period November 16, 2011 (commencement of operations) to May 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 186,566	$ 82,173
Net realized gain (loss)	473,370	91,795
Change in net unrealized appreciation (depreciation)	2,762,721	480,550
Net increase (decrease) in net assets resulting from operations	3,422,657	654,518
Distributions to shareholders from net investment income	(173,522)	(20,004)
Distributions to shareholders from net realized gain	(271,041)	-
Total distributions	(444,563)	(20,004)
Share transactions - net increase (decrease)	2,052,874	10,396,064
Total increase (decrease) in net assets	5,030,968	11,030,578

Net Assets
Beginning of period	11,030,578	-
End of period (including undistributed net investment income of $74,931 and undistributed net investment income of $61,903, respectively)	$ 16,061,546	$ 11,030,578

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Value Multi-Manager

Years ended May 31,	2013	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.65	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.17	.08
Net realized and unrealized gain (loss)	2.92	.59
Total from investment operations	3.09	.67
Distributions from net investment income	(.16)	(.02)
Distributions from net realized gain	(.26)	-
Total distributions	(.42)	(.02)
Net asset value, end of period	$ 13.32	$ 10.65
Total Return B, C	29.71%	6.71%
Ratios to Average Net Assets F
Expenses before reductions	1.30%	1.62% A
Expenses net of fee waivers, if any	.97%	.97% A
Expenses net of all reductions	.97%	.97% A
Net investment income (loss)	1.43%	1.41% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,774	$ 11,031
Portfolio turnover rate G	30%	14% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 16, 2011 (commencement of operations) to May 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amounts do not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Year ended May 31,	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.91
Income from Investment Operations
Net investment income (loss) D	.08
Net realized and unrealized gain (loss)	1.62
Total from investment operations	1.70
Distributions from net investment income	(.10)
Distributions from net realized gain	(.18)
Total distributions	(.28)
Net asset value, end of period	$ 13.33
Total Return B, C	14.61%
Ratios to Average Net Assets F
Expenses before reductions	.98% A
Expenses net of fee waivers, if any	.87% A
Expenses net of all reductions	.87% A
Net investment income (loss)	1.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 287
Portfolio turnover rate G	30%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended May 31, 2013

1. Organization.

Strategic Advisers Value Multi-Manager Fund (the Fund) is a non-diversified fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund commenced sale of Class F and the existing class was designated Value Multi-Manager during December, 2012. The Fund offers Value Multi-Manager and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR), Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

Annual Report

2. Significant Accounting Policies - continued

Investment Valuation - continued

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of May 31, 2013 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividend and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

Annual Report

2. Significant Accounting Policies - continued

Class Allocations and Expenses - continued

Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of May 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 3,296,794
Gross unrealized depreciation	(103,570)
Net unrealized appreciation (depreciation) on securities and other investments	$ 3,193,224

Tax Cost	$ 12,825,768

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 132,694
Undistributed long-term capital gain	$ 286,698
Net unrealized appreciation (depreciation)	$ 3,193,214

The tax character of distributions paid was as follows:

	May 31, 2013	May 31, 2012
Ordinary Income	$ 412,793	$ 20,004
Long-term Capital Gains	31,770	-
Total	$ 444,563	$ 20,004

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of

Annual Report

3. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of activity for the period. Cash deposited to meet initial margin requirements is presented as segregated cash in the Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

3. Derivative Instruments - continued

Futures Contracts - continued

During the period the Fund recognized net realized gain (loss) of $100,273 and a change in net unrealized appreciation (depreciation) of $57,823 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $5,027,949 and $3,622,365, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to Strategic Advisers. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to Strategic Advisers to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the period, the total annual management fee rate was .52% of the Fund's average net assets.

Sub-Advisers. Aristotle Capital Management, LLC, Brandywine Global Investment Management, LLC, Cohen & Steers Capital Management Inc. and LSV Asset Management each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by Strategic Advisers and not the Fund for providing these services.

Pyramis Global Advisors, LLC (Pyramis), an affiliate of Strategic Advisers, has been retained to serve as a sub-adviser for the Fund. As of the date of the report, however, Pyramis has not been allocated any portion of the Fund's assets. Pyramis in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by Strategic Advisers for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of Strategic Advisers, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Value Multi-Manager. Value Multi-Manager does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding ETFs. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Value Multi-Manager	$ 14,521.11

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of Strategic Advisers, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $32 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

Strategic Advisers has contractually agreed to reimburse Value Multi-Manager until July 31, 2014 to the extent that annual operating expenses exceed .97% of average net assets. During the period, this reimbursement reduced Value Multi-Manager expenses by $42,582. In addition, Strategic Advisers has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed .87% of Class F's average net assets. During the period, this reimbursement reduced Class F expenses by $126. Some expenses, for example interest expense, including commitment fees, are excluded from these reimbursements.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended May 31,	2013 A	2012 B
From net investment income
Value Multi-Manager	$ 171,472	$ 20,004
Class F	2,050	-
Total	$ 173,522	$ 20,004

Annual Report

Notes to Financial Statements - continued

8. Distributions to Shareholders - continued

Years ended May 31,	2013 A	2012 B
From net realized gain
Value Multi-Manager	$ 267,412	$ -
Class F	3,629	-
Total	$ 271,041	$ -

A Distributions for Class F are for the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

B Distributions for Value Multi-Manager are for the period November 16, 2011 (commencement of operations) to May 31, 2012

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended May 31,	2013 A	2012 B	2013 A	2012 B
Value Multi-Manager
Shares sold	122,539	1,036,797	$ 1,516,601	$ 10,405,790
Reinvestment of distributions	38,786	1,955	438,884	20,004
Shares redeemed	(13,370)	(2,758)	(159,517)	(29,730)
Net increase (decrease)	147,955	1,035,994	$ 1,795,968	$ 10,396,064
Class F
Shares sold	21,876	-	$ 261,853	$ -
Reinvestment of distributions	493	-	5,679	-
Shares redeemed	(816)	-	(10,626)	-
Net increase (decrease)	21,553	-	$ 256,906	$ -

A Share Transactions for Class F are for the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

B Share Transactions for Value Multi-Manager are for the period November 16, 2011 (commencement of operations) to May 31, 2012.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers or its affiliates were the owners of record of approximately 90% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Value Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Value Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at May 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Value Multi-Manager Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 18, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds advised by Strategic Advisers or an affiliate. Ms. Farrell oversees 20 funds advised by Strategic Advisers or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts).

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)

Year of Election or Appointment: 2006

Mr. Servison is Chairman of the Board of Trustees. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)

Year of Election or Appointment: 2012

Mr. Young is Vice President of Fidelity's Asset Allocation Funds (2009-present), President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital and is a member of the Advisory Board of Fidelity Commonwealth Trust II.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Board of Directors of Jobs for Massachusetts (2012-present), National Association of Corporate Directors Chapter (2012-present), and Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board of Fidelity Rutland Square Trust II. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2010

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of other Fidelity Equity and High Income Funds (2008-present) and Assistant Treasurer of other Fidelity Fixed Income and Asset Allocation Funds (2009-present). Mr. Robins is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Marc Bryant (1966)

Year of Election or Appointment: 2010

Secretary and Chief Legal Officer of the fund. Senior Vice President and Deputy General Counsel of Fidelity Investments. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the fund. Ms. Baumann also serves as AML Officer of the Fidelity funds (2012-present) and The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Nicholas E. Steck (1964)

Year of Election or Appointment: 2009

Chief Financial Officer of the fund. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)

Year of Election or Appointment: 2013

Chief Compliance Officer of the fund. Mr. Treff also serves as Senior Vice President of Asset Management Compliance (2013-present). Previously, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2011

Vice President and Assistant Treasurer of the fund. Mr. Deberghes also serves as Assistant Treasurer (2010-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer of the fund. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds, Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2013-present), and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of the Fidelity funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the fund. Mr. Davis is also Assistant Treasurer of certain Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Margaret A. Carey (1973)

Year of Election or Appointment: 2009

Assistant Secretary of the fund. Ms. Carey also serves as Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present). Previously, Ms. Carey served as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Value Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Strategic Advisers Value Multi-Manager Fund	07/08/13	07/05/13	$0.062	$0.285

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31 2013, $309,787, or, if subsequently determined to be different, the net capital gain of such year.

Strategic Advisers Value Multi-Manager Fund designates 79% and 59% of the dividends distributed in July 2012 and December 2012, respectively, during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Strategic Advisers Value Multi-Manager Fund designates 88% and 63% of the dividends distributed in July 2012 and December 2012, respectively, during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Value Multi-Manager Fund

On December 6, 2012, the Board of Trustees, including the Independent Trustees (together, the Board), voted at an in-person meeting to approve a sub-advisory agreement (the Sub-Advisory Agreement) with Aristotle Capital Management, LLC (New Sub-Adviser) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the New Sub-Adviser, including the backgrounds of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy. The Board also considered the structure of the New Sub-Adviser's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the New Sub-Adviser's investment staff, its use of technology, and the New Sub-Adviser's approach to recruiting, managing and compensating investment personnel. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under the Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Annual Report

Investment Performance. The Board also considered the historical investment performance of the New Sub-Adviser and the portfolio manager in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the New Sub-Adviser and the fund's projected total operating expenses.

The Board considered that the fund's maximum aggregate annual management fee rate may not exceed 1.00% and that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund. The Board also considered that Strategic Advisers has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 0.97% of the fund's average net assets through July 31, 2013.

Based on its review, the Board concluded that the fund's management fee structure and projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the fund's investment performance or costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers. With respect to the New Sub-Adviser, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser will have a material impact on the potential for fall-out benefits to Strategic or its affiliates.

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers. The Board noted that the Sub-Advisory Agreement provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees will accrue directly to shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Aristotle Capital Management, LLC

Brandywine Global Investment
Management, LLC

Cohen & Steers Capital Management, Inc.

LSV Asset Management

Pyramis Global Advisors, LLC

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

MMV-UANN-0713
1.931572.102

Strategic Advisers®
Value Multi-Manager Fund

Class F

Annual Report

May 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended May 31, 2013	Past 1 year	Life of fund A
Class F B	29.81%	23.56%

A From November 16, 2011.

B The initial offering of Class F shares took place on December 18, 2012. Returns prior to December 18, 2012, are those of Strategic Advisers® Value Multi-Manager Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hyphothetically that $10,000 was invested in Strategic Advisers® Value Multi-Manager Fund - Class F on November 16, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period. The initial offering of Class F took place on December 18, 2012. See above for additional information regarding the performance of Class F.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks settled into a fifth year and two major equity benchmarks reached further into record territory during the 12 months ending May 31, 2013, as gains in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for most of the period. Optimism over the nation's jobs picture and housing market teamed up with solid corporate earnings to make stocks a favorite with investors during the 12 months. The broad-based S&P 500® Index finished the period up 27.28% after setting a series of new highs, while the blue-chip Dow Jones Industrial AverageSM also moved into record territory en route to gaining 25.26% for the 12 months. The growth-oriented Nasdaq Composite Index® advanced 23.97%. During the year, markets shrugged off some intermittent volatility over debt woes in Europe, the U.S. presidential election and Congressional gridlock over the federal budget. The year's gains were broad-based, with nine of the 10 sectors in the S&P 500® posting a double-digit increase, led by financials (+45%), health care (+36%) and consumer discretionary (+33%), while the lone single-digit performer, utilities (+9%), finished at the back of the pack. Despite the headwind of U.S. dollar strength versus the yen, foreign developed markets surged back from early-period lows, with the MSCI® EAFE® Index returning 31.77%.

Comments from John Stone, Portfolio Manager of Strategic Advisers® Value Multi-Manager Fund: For the year, Strategic Advisers® Value Multi-Manager Fund's Class F shares trailed the Russell 1000® Value Index. (For specific class-level performance, please see the performance section of this report.) Relative to the benchmark, Brandywine Global Investment Management and Cohen & Steers Capital Management were the managers that detracted the most. Brandywine's quantitative strategy led it to load up on information technology stocks, where it was hurt by subpar security selection. Cohen & Steers' defensively oriented strategy of targeting high-quality companies with rising dividends was unable to keep pace during a period when the market was generally moving higher. Aristotle Capital Management, which was added as a sub-adviser in December, also modestly detracted, due to its investments in lagging large-cap technology stocks and adverse positioning in financials. On the plus side, LSV Asset Management was the main contributor, as its valuation-focused, generally higher-risk style, along with solid stock picks in energy and financials and beneficial positioning in several other sectors, helped it outpace the index by a significant margin. Lastly, a small position in the iShares® Russell Midcap Value Index exchange-traded fund (ETF) was a slight contributor.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2012 to May 31, 2013) for Value Multi-Manager and for the entire period (December 18, 2012 to May 31, 2013) for Class F. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (December 1, 2012 to May 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense Ratio B	Beginning Account Value	Ending Account Value May 31, 2013	Expenses Paid During Period
Value Multi-Manager	.97%
Actual		$ 1,000.00	$ 1,181.00	$ 5.27 C
HypotheticalA		$ 1,000.00	$ 1,020.09	$ 4.89 D
Class F	.87%
Actual		$ 1,000.00	$ 1,146.10	$ 4.22 C
HypotheticalA		$ 1,000.00	$ 1,020.59	$ 4.38 D

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Actual expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period) for Value Multi-Manager and multiplied by 165/365 (to reflect the period December 18, 2012 to May 31, 2013) for Class F. The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of May 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
iShares Russell Midcap Value Index ETF	3.4	3.7
Exxon Mobil Corp.	2.9	3.5
JPMorgan Chase & Co.	2.9	2.8
Chevron Corp.	2.9	3.2
Wells Fargo & Co.	2.3	2.3
Pfizer, Inc.	2.1	2.5
General Electric Co.	2.0	1.9
Cisco Systems, Inc.	1.6	1.6
Oracle Corp.	1.6	1.5
Bank of America Corp.	1.5	0.3
	23.2
Top Five Market Sectors as of May 31, 2013
(Stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Financials	21.9	20.5
Energy	12.4	13.2
Health Care	11.6	12.6
Information Technology	10.3	10.5
Industrials	10.2	10.1
Asset Allocation (% of fund's net assets)
As of May 31, 2013	As of November 30, 2012
Common Stocks 89.3%	Common Stocks 90.1%
Mid-Cap Value Funds 3.4%	Mid-Cap Value Funds 3.7%
Short-Term Investments and Net Other Assets (Liabilities) 7.3%	Short-Term Investments and Net Other Assets (Liabilities) 6.2%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments May 31, 2013

Showing Percentage of Net Assets

Common Stocks - 89.3%
	Shares	Value
CONSUMER DISCRETIONARY - 8.9%
Auto Components - 0.7%
Autoliv, Inc.	300	$ 23,538
Delphi Automotive PLC	210	10,250
Johnson Controls, Inc.	460	17,186
Lear Corp.	570	34,189
The Goodyear Tire & Rubber Co. (a)	170	2,574
TRW Automotive Holdings Corp. (a)	480	30,408
		118,145
Automobiles - 0.9%
Ford Motor Co.	5,700	89,376
General Motors Co. (a)	1,070	36,262
Honda Motor Co. Ltd.	500	18,562
		144,200
Hotels, Restaurants & Leisure - 0.3%
Hyatt Hotels Corp. Class A (a)	30	1,234
International Game Technology	150	2,682
McDonald's Corp.	400	38,628
Royal Caribbean Cruises Ltd.	140	4,901
		47,445
Household Durables - 1.1%
D.R. Horton, Inc.	2,597	63,263
Harman International Industries, Inc.	500	26,550
Jarden Corp. (a)	80	3,726
Lennar Corp. Class A	943	37,079
Newell Rubbermaid, Inc.	200	5,408
Tupperware Brands Corp.	40	3,239
Whirlpool Corp.	300	38,328
		177,593
Leisure Equipment & Products - 0.1%
Hasbro, Inc.	90	4,003
Mattel, Inc.	250	11,188
		15,191
Media - 3.3%
DIRECTV (a)	1,210	73,967
Gannett Co., Inc.	1,360	29,240
Interpublic Group of Companies, Inc.	290	4,124
News Corp. Class A	600	19,266
Omnicom Group, Inc.	180	11,183
The Walt Disney Co.	1,800	113,544
Time Warner Cable, Inc.	1,000	95,510
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - continued
Time Warner, Inc.	2,255	$ 131,624
Viacom, Inc. Class B (non-vtg.)	740	48,759
		527,217
Multiline Retail - 1.1%
Dillard's, Inc. Class A	330	30,449
Kohl's Corp.	400	20,564
Macy's, Inc.	610	29,487
Nordstrom, Inc.	500	29,410
Target Corp.	940	65,330
		175,240
Specialty Retail - 1.0%
Abercrombie & Fitch Co. Class A	50	2,504
Advance Auto Parts, Inc.	40	3,261
AutoNation, Inc. (a)	70	3,243
AutoZone, Inc. (a)	20	8,177
CST Brands, Inc. (a)	215	6,534
Foot Locker, Inc.	100	3,432
GameStop Corp. Class A	80	2,653
Gap, Inc.	330	13,382
Home Depot, Inc.	500	39,330
PetSmart, Inc.	500	33,750
Ross Stores, Inc.	600	38,580
Signet Jewelers Ltd.	50	3,426
		158,272
Textiles, Apparel & Luxury Goods - 0.4%
Coach, Inc.	800	46,608
Hanesbrands, Inc.	400	19,944
		66,552
TOTAL CONSUMER DISCRETIONARY		1,429,855
CONSUMER STAPLES - 6.9%
Beverages - 0.6%
Anheuser-Busch InBev SA NV ADR	400	36,768
Coca-Cola Enterprises, Inc.	200	7,432
Diageo PLC sponsored ADR	314	37,134
Dr. Pepper Snapple Group, Inc.	140	6,437
Molson Coors Brewing Co. Class B	110	5,435
		93,206
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - 3.2%
Costco Wholesale Corp.	200	$ 21,934
CVS Caremark Corp.	3,140	180,801
Kroger Co.	1,090	36,700
Safeway, Inc.	1,140	26,231
Sysco Corp.	400	13,520
Wal-Mart Stores, Inc.	2,290	171,384
Walgreen Co.	1,320	63,043
		513,613
Food Products - 2.0%
Archer Daniels Midland Co.	1,550	49,957
Bunge Ltd.	431	29,998
Campbell Soup Co.	210	8,990
ConAgra Foods, Inc.	270	9,096
Dole Food Co., Inc. (a)	1,300	12,311
General Mills, Inc.	997	46,939
Ingredion, Inc.	370	25,204
Smithfield Foods, Inc. (a)	900	29,646
The Hershey Co.	420	37,426
The J.M. Smucker Co.	90	9,086
Tyson Foods, Inc. Class A	1,000	25,000
Unilever NV (NY Reg.)	862	35,152
		318,805
Household Products - 0.5%
Energizer Holdings, Inc.	340	32,541
Procter & Gamble Co.	600	46,056
		78,597
Tobacco - 0.6%
Altria Group, Inc.	1,380	49,818
Philip Morris International, Inc.	600	54,546
		104,364
TOTAL CONSUMER STAPLES		1,108,585
ENERGY - 12.4%
Energy Equipment & Services - 1.3%
Atwood Oceanics, Inc. (a)	40	2,100
Halliburton Co.	1,126	47,123
Helmerich & Payne, Inc.	470	29,018
McDermott International, Inc. (a)	2,000	19,100
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
Nabors Industries Ltd.	1,300	$ 20,813
National Oilwell Varco, Inc.	300	21,090
Parker Drilling Co. (a)	2,100	9,366
Patterson-UTI Energy, Inc.	80	1,681
Schlumberger Ltd.	900	65,727
		216,018
Oil, Gas & Consumable Fuels - 11.1%
Apache Corp.	1,200	98,556
Chevron Corp.	3,740	459,085
ConocoPhillips	2,220	136,175
CVR Energy, Inc.	700	43,967
Denbury Resources, Inc. (a)	250	4,588
Devon Energy Corp.	1,300	73,905
Exxon Mobil Corp.	5,120	463,206
Hess Corp.	985	66,399
HollyFrontier Corp.	140	6,930
Marathon Oil Corp.	1,580	54,336
Marathon Petroleum Corp.	1,000	82,500
Murphy Oil Corp.	430	27,228
Occidental Petroleum Corp.	900	82,863
Phillips 66	1,071	71,296
Pioneer Natural Resources Co.	152	21,079
Tesoro Corp.	80	4,932
Valero Energy Corp.	1,950	79,229
Whiting Petroleum Corp. (a)	80	3,686
		1,779,960
TOTAL ENERGY		1,995,978
FINANCIALS - 21.9%
Capital Markets - 3.2%
Ameriprise Financial, Inc.	1,460	119,019
Bank of New York Mellon Corp.	2,000	60,120
BlackRock, Inc. Class A	193	53,886
Charles Schwab Corp.	1,050	20,853
Franklin Resources, Inc.	160	24,770
Goldman Sachs Group, Inc.	780	126,422
Invesco Ltd.	280	9,447
Morgan Stanley	1,130	29,267
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
Northern Trust Corp.	150	$ 8,723
State Street Corp.	1,020	67,504
		520,011
Commercial Banks - 5.5%
Banco Santander SA (Spain) sponsored ADR	3,142	22,622
BB&T Corp.	800	26,336
CIT Group, Inc. (a)	140	6,451
Comerica, Inc.	1,030	40,675
Commerce Bancshares, Inc.	73	3,177
Cullen/Frost Bankers, Inc.	40	2,574
East West Bancorp, Inc.	100	2,634
Fifth Third Bancorp	2,200	40,040
First Republic Bank	651	24,191
Huntington Bancshares, Inc.	3,280	25,420
KeyCorp	2,530	27,273
M&T Bank Corp.	262	27,484
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	3,941	23,410
PNC Financial Services Group, Inc.	1,150	82,386
Regions Financial Corp.	820	7,487
SunTrust Banks, Inc.	1,233	39,567
U.S. Bancorp	2,900	101,674
Wells Fargo & Co.	9,100	369,005
Zions Bancorporation	130	3,647
		876,053
Consumer Finance - 1.3%
American Express Co.	1,490	112,808
Capital One Financial Corp.	400	24,372
Discover Financial Services	1,340	63,529
SLM Corp.	320	7,597
		208,306
Diversified Financial Services - 5.5%
Bank of America Corp.	18,025	246,222
Citigroup, Inc.	3,300	171,567
JPMorgan Chase & Co.	8,456	461,613
The NASDAQ Stock Market, Inc.	130	4,090
		883,492
Insurance - 5.7%
ACE Ltd.	220	19,730
AFLAC, Inc.	720	40,097
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Allstate Corp.	1,330	$ 64,159
American Financial Group, Inc.	180	8,741
American International Group, Inc. (a)	2,310	102,703
Arch Capital Group Ltd. (a)	90	4,609
Assurant, Inc.	50	2,487
Axis Capital Holdings Ltd.	80	3,485
Cincinnati Financial Corp.	110	5,207
Everest Re Group Ltd.	200	25,922
Hartford Financial Services Group, Inc.	300	9,189
HCC Insurance Holdings, Inc.	610	26,139
Lincoln National Corp.	1,290	46,001
Loews Corp.	720	32,990
Markel Corp. (a)	20	10,458
PartnerRe Ltd.	340	30,821
Platinum Underwriters Holdings Ltd.	400	22,840
Principal Financial Group, Inc.	220	8,327
ProAssurance Corp.	400	20,080
Progressive Corp.	666	16,976
Prudential Financial, Inc.	1,910	131,733
Reinsurance Group of America, Inc.	70	4,612
RenaissanceRe Holdings Ltd.	90	7,736
The Chubb Corp.	1,400	121,940
The Travelers Companies, Inc.	1,110	92,929
Torchmark Corp.	200	12,902
Unum Group	1,180	33,606
W.R. Berkley Corp.	130	5,326
XL Group PLC Class A	210	6,600
		918,345
Real Estate Investment Trusts - 0.7%
Digital Realty Trust, Inc.	403	24,547
Simon Property Group, Inc.	350	58,254
Weyerhaeuser Co.	700	20,874
		103,675
Thrifts & Mortgage Finance - 0.0%
New York Community Bancorp, Inc.	300	3,924
People's United Financial, Inc.	240	3,302
		7,226
TOTAL FINANCIALS		3,517,108
Common Stocks - continued
	Shares	Value
HEALTH CARE - 11.6%
Biotechnology - 0.9%
Amgen, Inc.	1,190	$ 119,631
United Therapeutics Corp. (a)	330	21,935
		141,566
Health Care Equipment & Supplies - 2.7%
Abbott Laboratories	1,300	47,671
Baxter International, Inc.	1,088	76,519
Becton, Dickinson & Co.	160	15,779
Boston Scientific Corp. (a)	980	9,055
CareFusion Corp. (a)	140	5,145
Covidien PLC	1,782	113,335
Medtronic, Inc.	1,640	83,656
St. Jude Medical, Inc.	210	9,078
Stryker Corp.	260	17,261
Varian Medical Systems, Inc. (a)	60	4,021
Zimmer Holdings, Inc.	650	51,032
		432,552
Health Care Providers & Services - 3.0%
Aetna, Inc.	1,050	63,399
AmerisourceBergen Corp.	160	8,653
Cardinal Health, Inc.	230	10,801
CIGNA Corp.	700	47,530
Humana, Inc.	200	16,156
LifePoint Hospitals, Inc. (a)	400	19,892
McKesson Corp.	340	38,712
Omnicare, Inc.	80	3,682
Quest Diagnostics, Inc.	500	30,920
UnitedHealth Group, Inc.	2,390	149,686
Universal Health Services, Inc. Class B	960	66,374
WellPoint, Inc.	470	36,176
		491,981
Life Sciences Tools & Services - 0.6%
Agilent Technologies, Inc.	240	10,908
Thermo Fisher Scientific, Inc.	930	82,119
		93,027
Pharmaceuticals - 4.4%
AbbVie, Inc.	1,190	50,801
Eli Lilly & Co.	790	41,996
Forest Laboratories, Inc. (a)	350	13,913
Johnson & Johnson	200	16,836
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Merck & Co., Inc.	5,080	$ 237,236
Mylan, Inc. (a)	280	8,534
Pfizer, Inc.	12,530	341,192
		710,508
TOTAL HEALTH CARE		1,869,634
INDUSTRIALS - 10.2%
Aerospace & Defense - 2.7%
Engility Holdings, Inc. (a)	66	1,688
General Dynamics Corp.	1,360	104,856
Honeywell International, Inc.	480	37,661
L-3 Communications Holdings, Inc.	770	65,519
Lockheed Martin Corp.	420	44,449
Northrop Grumman Corp.	650	53,554
Raytheon Co.	630	41,983
Rockwell Collins, Inc.	90	5,828
Textron, Inc.	180	4,853
United Technologies Corp.	770	73,073
		433,464
Air Freight & Logistics - 0.4%
FedEx Corp.	200	19,268
United Parcel Service, Inc. Class B	500	42,950
		62,218
Airlines - 0.1%
Alaska Air Group, Inc. (a)	50	2,841
Delta Air Lines, Inc. (a)	490	8,825
Southwest Airlines Co.	500	7,085
		18,751
Building Products - 0.4%
Owens Corning (a)	1,490	65,113
Commercial Services & Supplies - 0.4%
Deluxe Corp.	700	26,180
R.R. Donnelley & Sons Co.	1,100	14,597
Republic Services, Inc.	250	8,525
Tyco International Ltd.	290	9,805
		59,107
Construction & Engineering - 0.1%
Fluor Corp.	110	6,953
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Construction & Engineering - continued
KBR, Inc.	100	$ 3,610
URS Corp.	50	2,422
		12,985
Electrical Equipment - 0.2%
Emerson Electric Co.	490	28,155
Rockwell Automation, Inc.	80	7,042
		35,197
Industrial Conglomerates - 2.3%
3M Co.	470	51,827
General Electric Co.	13,753	320,720
		372,547
Machinery - 2.7%
AGCO Corp.	470	26,071
Caterpillar, Inc.	400	34,320
Cummins, Inc.	130	15,552
Deere & Co.	1,589	138,418
Dover Corp.	120	9,390
Illinois Tool Works, Inc.	320	22,442
Ingersoll-Rand PLC	180	10,355
Joy Global, Inc.	70	3,786
Lincoln Electric Holdings, Inc.	50	2,990
PACCAR, Inc.	240	12,864
Parker Hannifin Corp.	450	44,892
Snap-On, Inc.	40	3,644
SPX Corp.	584	46,089
Stanley Black & Decker, Inc.	310	24,558
Timken Co.	660	37,462
WABCO Holdings, Inc. (a)	40	3,017
		435,850
Professional Services - 0.0%
Dun & Bradstreet Corp.	30	2,944
Manpower, Inc.	50	2,864
		5,808
Road & Rail - 0.8%
CSX Corp.	710	17,899
Norfolk Southern Corp.	710	54,379
Union Pacific Corp.	320	49,478
		121,756
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Trading Companies & Distributors - 0.1%
Aircastle Ltd.	1,400	$ 22,148
TOTAL INDUSTRIALS		1,644,944
INFORMATION TECHNOLOGY - 10.3%
Communications Equipment - 2.0%
Cisco Systems, Inc.	11,130	268,010
Harris Corp.	580	29,075
QUALCOMM, Inc.	500	31,740
		328,825
Computers & Peripherals - 1.6%
Apple, Inc.	155	69,700
Dell, Inc.	1,400	18,690
EMC Corp.	1,298	32,138
Hewlett-Packard Co.	2,420	59,096
SanDisk Corp. (a)	120	7,082
Seagate Technology	900	38,772
Western Digital Corp.	600	37,992
		263,470
Electronic Equipment & Components - 1.3%
Arrow Electronics, Inc. (a)	70	2,783
Avnet, Inc. (a)	180	6,149
Corning, Inc.	5,500	84,535
FLIR Systems, Inc.	80	1,949
Molex, Inc.	110	3,227
TE Connectivity Ltd.	1,553	68,938
Tech Data Corp. (a)	300	15,036
Vishay Intertechnology, Inc. (a)	1,300	18,928
		201,545
Internet Software & Services - 0.4%
eBay, Inc. (a)	754	40,791
Yahoo!, Inc. (a)	810	21,303
		62,094
IT Services - 1.6%
Amdocs Ltd.	600	21,420
Global Payments, Inc.	50	2,398
IBM Corp.	867	180,353
Visa, Inc. Class A	300	53,442
		257,613
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Office Electronics - 0.2%
Xerox Corp.	3,140	$ 27,601
Semiconductors & Semiconductor Equipment - 0.6%
Intel Corp.	2,800	67,984
KLA-Tencor Corp.	110	6,192
Texas Instruments, Inc.	724	25,984
		100,160
Software - 2.6%
Activision Blizzard, Inc.	640	9,235
Microsoft Corp.	2,000	69,760
Oracle Corp.	7,565	255,394
Symantec Corp.	3,470	77,693
		412,082
TOTAL INFORMATION TECHNOLOGY		1,653,390
MATERIALS - 2.3%
Chemicals - 1.9%
Air Products & Chemicals, Inc.	140	13,217
Albemarle Corp.	60	4,015
Ashland, Inc.	40	3,557
CF Industries Holdings, Inc.	140	26,734
Eastman Chemical Co.	900	64,548
Ecolab, Inc.	346	29,227
Huntsman Corp.	1,610	31,315
LyondellBasell Industries NV Class A	330	21,995
NewMarket Corp.	10	2,742
Potash Corp. of Saskatchewan, Inc.	700	29,607
Syngenta AG (Switzerland)	75	29,257
The Dow Chemical Co.	775	26,707
The Mosaic Co.	200	12,164
		295,085
Containers & Packaging - 0.1%
Ball Corp.	220	9,495
Crown Holdings, Inc. (a)	110	4,659
Owens-Illinois, Inc. (a)	110	3,020
Sonoco Products Co.	70	2,451
		19,625
Metals & Mining - 0.2%
Freeport-McMoRan Copper & Gold, Inc.	500	15,525
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - continued
Newmont Mining Corp.	300	$ 10,284
Nucor Corp.	90	4,006
Steel Dynamics, Inc.	150	2,301
		32,116
Paper & Forest Products - 0.1%
Domtar Corp.	250	18,118
TOTAL MATERIALS		364,944
TELECOMMUNICATION SERVICES - 1.9%
Diversified Telecommunication Services - 1.2%
AT&T, Inc.	5,520	193,145
Wireless Telecommunication Services - 0.7%
China Mobile Ltd. sponsored ADR	600	31,080
T-Mobile US, Inc. (a)	110	2,357
Vodafone Group PLC	16,000	46,370
Vodafone Group PLC sponsored ADR	810	23,450
		103,257
TOTAL TELECOMMUNICATION SERVICES		296,402
UTILITIES - 2.9%
Electric Utilities - 1.6%
American Electric Power Co., Inc.	1,330	60,941
Edison International	350	16,079
Entergy Corp.	600	41,328
NextEra Energy, Inc.	1,100	83,182
Pinnacle West Capital Corp.	80	4,518
Portland General Electric Co.	900	27,396
PPL Corp.	340	10,098
Westar Energy, Inc.	70	2,220
Xcel Energy, Inc.	280	8,042
		253,804
Gas Utilities - 0.4%
Atmos Energy Corp.	70	2,955
Questar Corp.	1,200	29,172
UGI Corp.	800	30,552
		62,679
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Independent Power Producers & Energy Traders - 0.2%
The AES Corp.	2,180	$ 26,596
Multi-Utilities - 0.7%
Alliant Energy Corp.	90	4,433
Ameren Corp.	150	5,106
Integrys Energy Group, Inc.	70	4,027
MDU Resources Group, Inc.	130	3,362
Public Service Enterprise Group, Inc.	1,310	43,282
Sempra Energy	130	10,569
Wisconsin Energy Corp.	1,227	50,074
		120,853
Water Utilities - 0.0%
American Water Works Co., Inc.	110	4,393
TOTAL UTILITIES		468,325
TOTAL COMMON STOCKS (Cost $11,298,638)		14,349,165
Equity Funds - 3.4%

Mid-Cap Value Funds - 3.4%
iShares Russell Midcap Value Index ETF (Cost $396,719)	9,270	544,520
Money Market Funds - 7.0%

SSgA US Treasury Money Market Fund, 0% (b) (Cost $1,125,307)	1,125,307	1,125,307
TOTAL INVESTMENT PORTFOLIO - 99.7% (Cost $12,820,664)		16,018,992
NET OTHER ASSETS (LIABILITIES) - 0.3%		42,554
NET ASSETS - 100%		$ 16,061,546
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
11 CME E-mini S&P 500 Index Contracts	June 2013	$ 895,950	$ 44,953

The face value of futures purchased as a percentage of net assets is 5.6%
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
Other Information

The following is a summary of the inputs used, as of May 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,429,855	$ 1,411,293	$ 18,562	$ -
Consumer Staples	1,108,585	1,108,585	-	-
Energy	1,995,978	1,995,978	-	-
Financials	3,517,108	3,517,108	-	-
Health Care	1,869,634	1,869,634	-	-
Industrials	1,644,944	1,644,944	-	-
Information Technology	1,653,390	1,653,390	-	-
Materials	364,944	335,687	29,257	-
Telecommunication Services	296,402	250,032	46,370	-
Utilities	468,325	468,325	-	-
Equity Funds	544,520	544,520	-	-
Money Market Funds	1,125,307	1,125,307	-	-
Total Investments in Securities:	$ 16,018,992	$ 15,924,803	$ 94,189	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 44,953	$ 44,953	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 44,953	$ -
Total Value of Derivatives	$ 44,953	$ -

(a) Reflects cumulative appreciation/depreciation on futures contracts as disclosed in the Schedule of Investments. Only the period end variation margin is separately disclosed in the Statement of Assets and Liabilities and is included in the receivable/payable for daily variation margin on futures contracts line-items.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	May 31, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $12,820,664)		$ 16,018,992
Segregated cash with broker for futures contracts		38,500
Receivable for investments sold		9,354
Receivable for fund shares sold		16,675
Dividends receivable		41,962
Prepaid expenses		93
Receivable from investment adviser for expense reductions		1,050
Total assets		16,126,626

Liabilities
Payable for investments purchased	$ 7,445
Payable for fund shares redeemed	5
Accrued management fee	7,497
Payable for daily variation margin on futures contracts	13,530
Audit fees payable	32,021
Other affiliated payables	1,915
Other payables and accrued expenses	2,667
Total liabilities		65,080

Net Assets		$ 16,061,546
Net Assets consist of:
Paid in capital		$ 12,448,939
Undistributed net investment income		74,931
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		294,405
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		3,243,271
Net Assets		$ 16,061,546

Value Multi-Manager: Net Asset Value, offering price and redemption price per share ($15,774,226 ÷ 1,183,949 shares)		$ 13.32

Class F: Net Asset Value, offering price and redemption price per share ($287,320 ÷ 21,553 shares)		$ 13.33

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended May 31, 2013

Investment Income
Dividends: Unaffiliated issuers		$ 312,972

Expenses
Management fee	$ 68,482
Transfer agent fees	14,521
Accounting fees and expenses	5,078
Custodian fees and expenses	10,187
Independent trustees' compensation	161
Registration fees	26,813
Audit	43,329
Legal	91
Miscellaneous	452
Total expenses before reductions	169,114
Expense reductions	(42,708)	126,406
Net investment income (loss)		186,566
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	373,167
Foreign currency transactions	(70)
Futures contracts	100,273
Total net realized gain (loss)		473,370
Change in net unrealized appreciation (depreciation) on: Investment securities	2,704,896
Assets and liabilities in foreign currencies	2
Futures contracts	57,823
Total change in net unrealized appreciation (depreciation)		2,762,721
Net gain (loss)		3,236,091
Net increase (decrease) in net assets resulting from operations		$ 3,422,657

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended May 31, 2013	For the period November 16, 2011 (commencement of operations) to May 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 186,566	$ 82,173
Net realized gain (loss)	473,370	91,795
Change in net unrealized appreciation (depreciation)	2,762,721	480,550
Net increase (decrease) in net assets resulting from operations	3,422,657	654,518
Distributions to shareholders from net investment income	(173,522)	(20,004)
Distributions to shareholders from net realized gain	(271,041)	-
Total distributions	(444,563)	(20,004)
Share transactions - net increase (decrease)	2,052,874	10,396,064
Total increase (decrease) in net assets	5,030,968	11,030,578

Net Assets
Beginning of period	11,030,578	-
End of period (including undistributed net investment income of $74,931 and undistributed net investment income of $61,903, respectively)	$ 16,061,546	$ 11,030,578

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Value Multi-Manager

Years ended May 31,	2013	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.65	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.17	.08
Net realized and unrealized gain (loss)	2.92	.59
Total from investment operations	3.09	.67
Distributions from net investment income	(.16)	(.02)
Distributions from net realized gain	(.26)	-
Total distributions	(.42)	(.02)
Net asset value, end of period	$ 13.32	$ 10.65
Total Return B, C	29.71%	6.71%
Ratios to Average Net Assets F
Expenses before reductions	1.30%	1.62% A
Expenses net of fee waivers, if any	.97%	.97% A
Expenses net of all reductions	.97%	.97% A
Net investment income (loss)	1.43%	1.41% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 15,774	$ 11,031
Portfolio turnover rate G	30%	14% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 16, 2011 (commencement of operations) to May 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amounts do not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Year ended May 31,	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.91
Income from Investment Operations
Net investment income (loss) D	.08
Net realized and unrealized gain (loss)	1.62
Total from investment operations	1.70
Distributions from net investment income	(.10)
Distributions from net realized gain	(.18)
Total distributions	(.28)
Net asset value, end of period	$ 13.33
Total Return B, C	14.61%
Ratios to Average Net Assets F
Expenses before reductions	.98% A
Expenses net of fee waivers, if any	.87% A
Expenses net of all reductions	.87% A
Net investment income (loss)	1.40% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 287
Portfolio turnover rate G	30%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended May 31, 2013

1. Organization.

Strategic Advisers Value Multi-Manager Fund (the Fund) is a non-diversified fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund commenced sale of Class F and the existing class was designated Value Multi-Manager during December, 2012. The Fund offers Value Multi-Manager and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR), Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

Annual Report

2. Significant Accounting Policies - continued

Investment Valuation - continued

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of May 31, 2013 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividend and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class.

Annual Report

2. Significant Accounting Policies - continued

Class Allocations and Expenses - continued

Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of May 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 3,296,794
Gross unrealized depreciation	(103,570)
Net unrealized appreciation (depreciation) on securities and other investments	$ 3,193,224

Tax Cost	$ 12,825,768

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 132,694
Undistributed long-term capital gain	$ 286,698
Net unrealized appreciation (depreciation)	$ 3,193,214

The tax character of distributions paid was as follows:

	May 31, 2013	May 31, 2012
Ordinary Income	$ 412,793	$ 20,004
Long-term Capital Gains	31,770	-
Total	$ 444,563	$ 20,004

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of

Annual Report

3. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of activity for the period. Cash deposited to meet initial margin requirements is presented as segregated cash in the Statement of Assets and Liabilities.

Annual Report

Notes to Financial Statements - continued

3. Derivative Instruments - continued

Futures Contracts - continued

During the period the Fund recognized net realized gain (loss) of $100,273 and a change in net unrealized appreciation (depreciation) of $57,823 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $5,027,949 and $3,622,365, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to Strategic Advisers. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to Strategic Advisers to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the period, the total annual management fee rate was .52% of the Fund's average net assets.

Sub-Advisers. Aristotle Capital Management, LLC, Brandywine Global Investment Management, LLC, Cohen & Steers Capital Management Inc. and LSV Asset Management each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by Strategic Advisers and not the Fund for providing these services.

Pyramis Global Advisors, LLC (Pyramis), an affiliate of Strategic Advisers, has been retained to serve as a sub-adviser for the Fund. As of the date of the report, however, Pyramis has not been allocated any portion of the Fund's assets. Pyramis in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by Strategic Advisers for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of Strategic Advisers, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Value Multi-Manager. Value Multi-Manager does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding ETFs. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees - continued

pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Value Multi-Manager	$ 14,521.11

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of Strategic Advisers, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $32 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

Strategic Advisers has contractually agreed to reimburse Value Multi-Manager until July 31, 2014 to the extent that annual operating expenses exceed .97% of average net assets. During the period, this reimbursement reduced Value Multi-Manager expenses by $42,582. In addition, Strategic Advisers has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed .87% of Class F's average net assets. During the period, this reimbursement reduced Class F expenses by $126. Some expenses, for example interest expense, including commitment fees, are excluded from these reimbursements.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended May 31,	2013 A	2012 B
From net investment income
Value Multi-Manager	$ 171,472	$ 20,004
Class F	2,050	-
Total	$ 173,522	$ 20,004

Annual Report

Notes to Financial Statements - continued

8. Distributions to Shareholders - continued

Years ended May 31,	2013 A	2012 B
From net realized gain
Value Multi-Manager	$ 267,412	$ -
Class F	3,629	-
Total	$ 271,041	$ -

A Distributions for Class F are for the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

B Distributions for Value Multi-Manager are for the period November 16, 2011 (commencement of operations) to May 31, 2012

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended May 31,	2013 A	2012 B	2013 A	2012 B
Value Multi-Manager
Shares sold	122,539	1,036,797	$ 1,516,601	$ 10,405,790
Reinvestment of distributions	38,786	1,955	438,884	20,004
Shares redeemed	(13,370)	(2,758)	(159,517)	(29,730)
Net increase (decrease)	147,955	1,035,994	$ 1,795,968	$ 10,396,064
Class F
Shares sold	21,876	-	$ 261,853	$ -
Reinvestment of distributions	493	-	5,679	-
Shares redeemed	(816)	-	(10,626)	-
Net increase (decrease)	21,553	-	$ 256,906	$ -

A Share Transactions for Class F are for the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

B Share Transactions for Value Multi-Manager are for the period November 16, 2011 (commencement of operations) to May 31, 2012.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers or its affiliates were the owners of record of approximately 90% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Value Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Value Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at May 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Value Multi-Manager Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 18, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds advised by Strategic Advisers or an affiliate. Ms. Farrell oversees 20 funds advised by Strategic Advisers or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)

Year of Election or Appointment: 2006

Mr. Servison is Chairman of the Board of Trustees. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)

Year of Election or Appointment: 2012

Mr. Young is Vice President of Fidelity's Asset Allocation Funds (2009-present), President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital and is a member of the Advisory Board of Fidelity Commonwealth Trust II.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Board of Directors of Jobs for Massachusetts (2012-present), National Association of Corporate Directors Chapter (2012-present), and Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board of Fidelity Rutland Square Trust II. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2010

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of other Fidelity Equity and High Income Funds (2008-present) and Assistant Treasurer of other Fidelity Fixed Income and Asset Allocation Funds (2009-present). Mr. Robins is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Marc Bryant (1966)

Year of Election or Appointment: 2010

Secretary and Chief Legal Officer of the fund. Senior Vice President and Deputy General Counsel of Fidelity Investments. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the fund. Ms. Baumann also serves as AML Officer of the Fidelity funds (2012-present) and The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Nicholas E. Steck (1964)

Year of Election or Appointment: 2009

Chief Financial Officer of the fund. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)

Year of Election or Appointment: 2013

Chief Compliance Officer of the fund. Mr. Treff also serves as Senior Vice President of Asset Management Compliance (2013-present). Previously, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2011

Vice President and Assistant Treasurer of the fund. Mr. Deberghes also serves as Assistant Treasurer (2010-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer of the fund. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds, Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2013-present), and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of the Fidelity funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the fund. Mr. Davis is also Assistant Treasurer of certain Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Margaret A. Carey (1973)

Year of Election or Appointment: 2009

Assistant Secretary of the fund. Ms. Carey also serves as Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present). Previously, Ms. Carey served as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Value Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class F	07/08/13	07/05/13	$0.062	$0.285

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31 2013, $309,787, or, if subsequently determined to be different, the net capital gain of such year.

Class F designates 59% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class F designates 63% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Value Multi-Manager Fund

On December 6, 2012, the Board of Trustees, including the Independent Trustees (together, the Board), voted at an in-person meeting to approve a sub-advisory agreement (the Sub-Advisory Agreement) with Aristotle Capital Management, LLC (New Sub-Adviser) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the New Sub-Adviser, including the backgrounds of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy. The Board also considered the structure of the New Sub-Adviser's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the New Sub-Adviser's investment staff, its use of technology, and the New Sub-Adviser's approach to recruiting, managing and compensating investment personnel. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under the Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board also considered the historical investment performance of the New Sub-Adviser and the portfolio manager in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the New Sub-Adviser and the fund's projected total operating expenses.

The Board considered that the fund's maximum aggregate annual management fee rate may not exceed 1.00% and that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund. The Board also considered that Strategic Advisers has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 0.97% of the fund's average net assets through July 31, 2013.

Based on its review, the Board concluded that the fund's management fee structure and projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the fund's investment performance or costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers. With respect to the New Sub-Adviser, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser will have a material impact on the potential for fall-out benefits to Strategic or its affiliates.

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers. The Board noted that the Sub-Advisory Agreement provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees will accrue directly to shareholders.

Annual Report

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Aristotle Capital Management, LLC

Brandywine Global Investment
Management, LLC

Cohen & Steers Capital Management, Inc.

LSV Asset Management

Pyramis Global Advisors, LLC

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company

Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

MMV-F-ANN-0713
1.951454.100

Strategic Advisers®
Value Fund

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Annual Report

May 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended May 31, 2013	Past 1 year	Life of fundA
Strategic Advisers® Value Fund	30.65%	15.37%

A From December 30, 2008.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Value Fund on December 30, 2008, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Value Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks settled into a fifth year and two major equity benchmarks reached further into record territory during the 12 months ending May 31, 2013, as gains in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for most of the period. Optimism over the nation's jobs picture and housing market teamed up with solid corporate earnings to make stocks a favorite with investors during the 12 months. The broad-based S&P 500® Index finished the period up 27.28% after setting a series of new highs, while the blue-chip Dow Jones Industrial AverageSM also moved into record territory en route to gaining 25.26% for the 12 months. The growth-oriented Nasdaq Composite Index® advanced 23.97%. During the year, markets shrugged off some intermittent volatility over debt woes in Europe, the U.S. presidential election and Congressional gridlock over the federal budget. The year's gains were broad-based, with nine of the 10 sectors in the S&P 500® posting a double-digit increase, led by financials (+45%), health care (+36%) and consumer discretionary (+33%), while the lone single-digit performer, utilities (+9%), finished at the back of the pack. Despite the headwind of U.S. dollar strength versus the yen, foreign developed markets surged back from early-period lows, with the MSCI® EAFE® Index returning 31.77%.

Comments from John Stone and Kristina Stookey, Lead Manager and Co-Portfolio Manager, respectively, of Strategic Advisers® Value Fund: For the year, Strategic Advisers® Value Fund (the Fund) returned 30.65%, trailing the 32.71% gain of the Russell 1000® Value Index. Relative to the benchmark, sub-advisers Cohen & Steers Capital Management and Brandywine Global Investment management were the managers that detracted the most. Cohen & Steers' defensively oriented strategy of targeting high-quality companies with rising dividends was unable to keep pace during a period when the market was generally moving higher. Brandywine's quantitative strategy led it to load up on information technology stocks, where it was hurt by subpar security selection. Elsewhere, BlackRock Equity Dividend Fund's quality-focused, dividend-oriented strategy hampered its performance, causing us to sharply reduce the Fund's allocation. On the plus side, sub-adviser LSV Asset Management was the primary contributor, as its valuation-focused, higher-risk style, along with solid stock picks in energy and financials and beneficial positioning in several other sectors, helped it outpace the index by a significant margin. American Beacon Large Cap Value Fund, a fund-of-funds that held several value strategies, also modestly contributed.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2012 to May 31, 2013).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense RatioB	Beginning Account Value December 1, 2012	Ending Account Value May 31, 2013	Expenses Paid During Period* December 1, 2012 to May 31, 2013
Actual	.33%	$ 1,000.00	$ 1,186.10	$ 1.80
HypotheticalA		$ 1,000.00	$ 1,023.29	$ 1.66

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of May 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
American Beacon Large Cap Value Fund Institutional Class	5.1	5.2
Invesco Diversified Dividend Fund - Class A	4.8	5.1
JPMorgan Value Advantage Fund Select Class	4.6	1.7
John Hancock Disciplined Value Fund Class I	4.4	0.0
Fidelity Low-Priced Stock Fund	3.7	3.6
T. Rowe Price Mid Cap Value Fund	3.2	5.0
Chevron Corp.	2.3	2.5
Exxon Mobil Corp.	2.3	2.7
JPMorgan Chase & Co.	2.2	2.1
ASTON/River Road Dividend All Cap Value Fund Class N	2.0	2.1
	34.6
Top Five Market Sectors as of May 31, 2013
(Stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Financials	17.2	16.1
Energy	9.8	10.3
Health Care	9.1	9.7
Industrials	7.7	7.6
Information Technology	7.7	7.9
Asset Allocation (% of fund's net assets)
As of May 31, 2013	As of November 30, 2012
Common Stocks 68.7%	Common Stocks 69.3%
Large Value Funds 22.2%	Large Value Funds 17.6%
Mid-Cap Blend Funds 3.7%	Mid-Cap Blend Funds 3.6%
Mid-Cap Value Funds 3.2%	Mid-Cap Value Funds 5.0%
Short-Term Investments and Net Other Assets (Liabilities) 2.2%	Short-Term Investments and Net Other Assets (Liabilities) 4.5%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments May 31, 2013

Showing Percentage of Net Assets

Common Stocks - 68.7%
	Shares	Value
CONSUMER DISCRETIONARY - 7.1%
Auto Components - 0.6%
Autoliv, Inc.	160,900	$ 12,624,214
Cooper Tire & Rubber Co.	265,127	6,850,882
Delphi Automotive PLC	87,300	4,261,113
Johnson Controls, Inc.	189,400	7,075,984
Lear Corp.	211,200	12,667,776
The Goodyear Tire & Rubber Co. (a)	69,100	1,046,174
TRW Automotive Holdings Corp. (a)	172,000	10,896,200
		55,422,343
Automobiles - 0.7%
Ford Motor Co.	2,944,700	46,172,896
General Motors Co. (a)	441,600	14,965,824
Honda Motor Co. Ltd.	232,700	8,638,932
		69,777,652
Diversified Consumer Services - 0.1%
Hillenbrand, Inc.	232,100	5,537,906
Hotels, Restaurants & Leisure - 0.2%
Hyatt Hotels Corp. Class A (a)	11,100	456,432
International Game Technology	63,600	1,137,168
McDonald's Corp.	171,100	16,523,127
Royal Caribbean Cruises Ltd.	56,400	1,974,564
		20,091,291
Household Durables - 0.7%
D.R. Horton, Inc.	1,112,048	27,089,489
Harman International Industries, Inc.	141,700	7,524,270
Jarden Corp. (a)	33,000	1,537,140
Lennar Corp. Class A	342,000	13,447,440
Newell Rubbermaid, Inc.	81,100	2,192,944
Tupperware Brands Corp.	15,600	1,263,288
Whirlpool Corp.	126,600	16,174,416
		69,228,987
Leisure Equipment & Products - 0.1%
Hasbro, Inc.	35,600	1,583,488
Mattel, Inc.	93,300	4,175,175
		5,758,663
Media - 2.4%
DIRECTV (a)	566,400	34,624,032
Gannett Co., Inc.	492,000	10,578,000
Interpublic Group of Companies, Inc.	121,700	1,730,574
News Corp. Class A	271,000	8,701,810
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - continued
Omnicom Group, Inc.	74,500	$ 4,628,685
Scholastic Corp.	95,400	2,884,896
The Walt Disney Co.	751,700	47,417,236
Time Warner Cable, Inc.	483,970	46,223,975
Time Warner, Inc.	948,900	55,387,293
Viacom, Inc. Class B (non-vtg.)	301,800	19,885,602
		232,062,103
Multiline Retail - 1.1%
Big Lots, Inc. (a)	160,800	5,475,240
Dillard's, Inc. Class A	96,400	8,894,828
Kohl's Corp.	375,500	19,304,455
Macy's, Inc.	493,000	23,831,620
Nordstrom, Inc.	227,600	13,387,432
Target Corp.	473,600	32,915,200
		103,808,775
Specialty Retail - 0.9%
Abercrombie & Fitch Co. Class A	180,400	9,034,432
Advance Auto Parts, Inc.	17,600	1,434,752
AutoNation, Inc. (a)	29,200	1,352,836
AutoZone, Inc. (a)	8,200	3,352,406
Best Buy Co., Inc.	236,300	6,510,065
CST Brands, Inc. (a)	78,577	2,387,955
Foot Locker, Inc.	42,500	1,458,600
GameStop Corp. Class A	34,200	1,134,072
Gap, Inc.	135,200	5,482,360
Home Depot, Inc.	204,000	16,046,640
PetSmart, Inc.	195,300	13,182,750
RadioShack Corp.	168,700	624,190
Ross Stores, Inc.	294,000	18,904,200
Signet Jewelers Ltd.	22,400	1,534,624
		82,439,882
Textiles, Apparel & Luxury Goods - 0.3%
Coach, Inc.	338,100	19,697,706
Hanesbrands, Inc.	181,100	9,029,646
		28,727,352
TOTAL CONSUMER DISCRETIONARY		672,854,954
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - 5.0%
Beverages - 0.4%
Anheuser-Busch InBev SA NV ADR	173,400	$ 15,938,928
Coca-Cola Enterprises, Inc.	80,900	3,006,244
Diageo PLC sponsored ADR	114,000	13,481,640
Dr. Pepper Snapple Group, Inc.	58,700	2,699,026
Molson Coors Brewing Co. Class B	44,800	2,213,568
		37,339,406
Food & Staples Retailing - 2.4%
Costco Wholesale Corp.	80,000	8,773,600
CVS Caremark Corp.	1,449,100	83,439,178
Kroger Co.	583,000	19,629,610
Safeway, Inc.	630,000	14,496,300
Sysco Corp.	165,800	5,604,040
Wal-Mart Stores, Inc.	943,400	70,604,056
Walgreen Co.	508,300	24,276,408
		226,823,192
Food Products - 1.4%
Archer Daniels Midland Co.	704,200	22,696,366
Bunge Ltd.	165,200	11,497,920
Campbell Soup Co.	88,700	3,797,247
ConAgra Foods, Inc.	105,400	3,550,926
Dole Food Co., Inc. (a)	352,900	3,341,963
Fresh Del Monte Produce, Inc.	177,200	4,743,644
General Mills, Inc.	384,300	18,092,844
Ingredion, Inc.	187,000	12,738,440
Smithfield Foods, Inc. (a)	302,700	9,970,938
The Hershey Co.	156,000	13,901,160
The J.M. Smucker Co.	37,000	3,735,520
Tyson Foods, Inc. Class A	448,400	11,210,000
Unilever NV (NY Reg.)	316,000	12,886,480
		132,163,448
Household Products - 0.3%
Central Garden & Pet Co. Class A (non-vtg.) (a)	320,000	2,428,800
Energizer Holdings, Inc.	161,400	15,447,594
Procter & Gamble Co.	217,700	16,710,652
		34,587,046
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Tobacco - 0.5%
Altria Group, Inc.	571,100	$ 20,616,710
Philip Morris International, Inc.	273,156	24,832,612
		45,449,322
TOTAL CONSUMER STAPLES		476,362,414
ENERGY - 9.8%
Energy Equipment & Services - 0.9%
Atwood Oceanics, Inc. (a)	18,500	971,435
Halliburton Co.	522,500	21,866,625
Helmerich & Payne, Inc.	168,800	10,421,712
McDermott International, Inc. (a)	869,053	8,299,456
Nabors Industries Ltd.	530,500	8,493,305
National Oilwell Varco, Inc.	162,900	11,451,870
Parker Drilling Co. (a)	355,005	1,583,322
Patterson-UTI Energy, Inc.	35,200	739,552
Schlumberger Ltd.	374,800	27,371,644
		91,198,921
Oil, Gas & Consumable Fuels - 8.9%
Apache Corp.	565,053	46,407,803
Chevron Corp.	1,820,100	223,417,275
ConocoPhillips	1,141,300	70,007,342
CVR Energy, Inc.	284,800	17,888,288
Denbury Resources, Inc. (a)	103,300	1,895,555
Devon Energy Corp.	608,300	34,581,855
Exxon Mobil Corp.	2,382,300	215,526,681
Hess Corp.	488,100	32,902,821
HollyFrontier Corp.	56,300	2,786,850
Marathon Oil Corp.	763,100	26,243,009
Marathon Petroleum Corp.	552,100	45,548,250
Murphy Oil Corp.	274,600	17,387,672
Occidental Petroleum Corp.	388,467	35,766,157
Phillips 66	477,100	31,760,547
Pioneer Natural Resources Co.	68,400	9,485,712
Tesoro Corp.	34,500	2,126,925
Valero Energy Corp.	707,200	28,733,536
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
W&T Offshore, Inc.	82,319	$ 1,213,382
Whiting Petroleum Corp. (a)	32,600	1,501,882
		845,181,542
TOTAL ENERGY		936,380,463
FINANCIALS - 17.2%
Capital Markets - 2.4%
Ameriprise Financial, Inc.	633,800	51,667,376
Bank of New York Mellon Corp.	896,700	26,954,802
BlackRock, Inc. Class A	65,929	18,407,377
Charles Schwab Corp.	359,000	7,129,740
Franklin Resources, Inc.	60,000	9,288,600
GFI Group, Inc.	216,900	882,783
Goldman Sachs Group, Inc.	351,500	56,971,120
Invesco Ltd.	115,100	3,883,474
Morgan Stanley	770,400	19,953,360
Northern Trust Corp.	62,000	3,605,300
State Street Corp.	444,000	29,383,920
		228,127,852
Commercial Banks - 4.2%
Banco Santander SA (Spain) sponsored ADR	1,143,437	8,232,746
BB&T Corp.	302,500	9,958,300
CIT Group, Inc. (a)	56,600	2,608,128
Comerica, Inc.	424,100	16,747,709
Commerce Bancshares, Inc.	26,335	1,146,099
Cullen/Frost Bankers, Inc.	15,900	1,023,165
East West Bancorp, Inc.	39,600	1,043,064
Fifth Third Bancorp	859,900	15,650,180
First Republic Bank	236,000	8,769,760
Huntington Bancshares, Inc.	1,641,300	12,720,075
KeyCorp	1,039,600	11,206,888
M&T Bank Corp.	94,000	9,860,600
Mitsubishi UFJ Financial Group, Inc. sponsored ADR	1,446,000	8,589,240
PNC Financial Services Group, Inc.	604,600	43,313,544
Regions Financial Corp.	340,200	3,106,026
SunTrust Banks, Inc.	469,000	15,050,210
U.S. Bancorp	1,201,900	42,138,614
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Commercial Banks - continued
Wells Fargo & Co.	4,575,466	$ 185,535,146
Zions Bancorporation	51,900	1,455,795
		398,155,289
Consumer Finance - 1.1%
American Express Co.	634,200	48,015,282
Capital One Financial Corp.	199,400	12,149,442
Discover Financial Services	584,700	27,720,627
Nelnet, Inc. Class A	162,277	6,338,540
SLM Corp.	461,200	10,948,888
		105,172,779
Diversified Financial Services - 4.2%
Bank of America Corp.	8,015,300	109,488,998
Citigroup, Inc.	1,551,608	80,668,100
JPMorgan Chase & Co.	3,808,500	207,906,015
PHH Corp. (a)	132,900	2,679,264
The NASDAQ Stock Market, Inc.	50,400	1,585,584
		402,327,961
Insurance - 4.8%
ACE Ltd.	92,800	8,322,304
AFLAC, Inc.	363,300	20,232,177
Allstate Corp.	560,600	27,043,344
American Financial Group, Inc.	247,700	12,028,312
American International Group, Inc. (a)	984,800	43,784,208
Arch Capital Group Ltd. (a)	36,800	1,884,528
Assurant, Inc.	326,400	16,235,136
Axis Capital Holdings Ltd.	34,500	1,502,820
Cincinnati Financial Corp.	45,900	2,172,906
Everest Re Group Ltd.	76,200	9,876,282
Genworth Financial, Inc. Class A (a)	254,600	2,752,226
Hanover Insurance Group, Inc.	130,400	6,549,992
Hartford Financial Services Group, Inc.	470,900	14,423,667
HCC Insurance Holdings, Inc.	255,200	10,935,320
Lincoln National Corp.	691,193	24,647,942
Loews Corp.	294,700	13,503,154
Markel Corp. (a)	5,400	2,823,606
MetLife, Inc.	179,543	7,937,596
Montpelier Re Holdings Ltd.	187,300	4,680,627
PartnerRe Ltd.	167,100	15,147,615
Principal Financial Group, Inc.	88,000	3,330,800
ProAssurance Corp.	188,800	9,477,760
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Insurance - continued
Progressive Corp.	239,000	$ 6,092,110
Prudential Financial, Inc.	890,500	61,417,785
Reinsurance Group of America, Inc.	28,000	1,844,920
RenaissanceRe Holdings Ltd.	38,200	3,283,672
The Chubb Corp.	601,591	52,398,576
The Travelers Companies, Inc.	603,400	50,516,648
Torchmark Corp.	79,000	5,096,290
Tower Group International Ltd.	199,861	3,863,313
Unum Group	441,200	12,565,376
W.R. Berkley Corp.	57,100	2,339,387
XL Group PLC Class A	84,800	2,665,264
		461,375,663
Real Estate Investment Trusts - 0.5%
Digital Realty Trust, Inc.	192,581	11,730,109
Simon Property Group, Inc.	123,500	20,555,340
Weyerhaeuser Co.	332,700	9,921,114
		42,206,563
Thrifts & Mortgage Finance - 0.0%
New York Community Bancorp, Inc.	121,800	1,593,144
People's United Financial, Inc.	98,000	1,348,480
		2,941,624
TOTAL FINANCIALS		1,640,307,731
HEALTH CARE - 9.1%
Biotechnology - 0.8%
Amgen, Inc.	640,900	64,429,677
United Therapeutics Corp. (a)	205,300	13,646,291
		78,075,968
Health Care Equipment & Supplies - 2.0%
Abbott Laboratories	653,000	23,945,510
Baxter International, Inc.	463,200	32,576,856
Becton, Dickinson & Co.	60,700	5,986,234
Boston Scientific Corp. (a)	394,500	3,645,180
CareFusion Corp. (a)	56,600	2,080,050
Covidien PLC	713,965	45,408,174
Medtronic, Inc.	685,000	34,941,850
St. Jude Medical, Inc.	86,900	3,756,687
Stryker Corp.	107,200	7,117,008
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - continued
Varian Medical Systems, Inc. (a)	26,300	$ 1,762,363
Zimmer Holdings, Inc.	353,800	27,776,838
		188,996,750
Health Care Providers & Services - 2.4%
Aetna, Inc.	570,000	34,416,600
AmerisourceBergen Corp.	65,100	3,520,608
Cardinal Health, Inc.	95,800	4,498,768
CIGNA Corp.	80,600	5,472,740
Community Health Systems, Inc.	334,361	16,106,169
Humana, Inc.	100,200	8,094,156
LifePoint Hospitals, Inc. (a)	144,200	7,171,066
McKesson Corp.	137,000	15,598,820
Omnicare, Inc.	31,200	1,436,136
Quest Diagnostics, Inc.	215,288	13,313,410
UnitedHealth Group, Inc.	1,078,400	67,540,192
Universal Health Services, Inc. Class B	385,200	26,632,728
WellPoint, Inc.	331,900	25,546,343
		229,347,736
Life Sciences Tools & Services - 0.4%
Agilent Technologies, Inc.	98,100	4,458,645
Thermo Fisher Scientific, Inc.	381,013	33,643,448
		38,102,093
Pharmaceuticals - 3.5%
AbbVie, Inc.	609,200	26,006,748
Eli Lilly & Co.	327,300	17,399,268
Endo Health Solutions, Inc. (a)	131,000	4,755,300
Forest Laboratories, Inc. (a)	149,600	5,946,600
Johnson & Johnson	105,400	8,872,572
Merck & Co., Inc.	2,599,000	121,373,300
Mylan, Inc. (a)	114,900	3,502,152
Pfizer, Inc.	5,253,600	143,055,528
		330,911,468
TOTAL HEALTH CARE		865,434,015
INDUSTRIALS - 7.7%
Aerospace & Defense - 2.1%
Engility Holdings, Inc. (a)	35,083	897,072
Exelis, Inc.	190,900	2,319,435
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Aerospace & Defense - continued
General Dynamics Corp.	558,300	$ 43,044,930
Honeywell International, Inc.	201,000	15,770,460
L-3 Communications Holdings, Inc.	397,300	33,806,257
Lockheed Martin Corp.	184,400	19,515,052
Northrop Grumman Corp.	336,400	27,715,996
Raytheon Co.	353,000	23,523,920
Rockwell Collins, Inc.	38,500	2,492,875
Textron, Inc.	75,400	2,032,784
United Technologies Corp.	315,700	29,959,930
		201,078,711
Air Freight & Logistics - 0.3%
FedEx Corp.	81,200	7,822,808
United Parcel Service, Inc. Class B	204,400	17,557,960
		25,380,768
Airlines - 0.1%
Alaska Air Group, Inc. (a)	19,800	1,125,036
Delta Air Lines, Inc. (a)	202,200	3,641,622
SkyWest, Inc.	168,498	2,364,027
Southwest Airlines Co.	208,100	2,948,777
		10,079,462
Building Products - 0.3%
Owens Corning (a)	649,500	28,383,150
Commercial Services & Supplies - 0.3%
Deluxe Corp.	191,700	7,169,580
R.R. Donnelley & Sons Co.	355,900	4,722,793
Republic Services, Inc.	102,800	3,505,480
The Brink's Co.	157,000	4,212,310
Tyco International Ltd.	119,500	4,040,295
		23,650,458
Construction & Engineering - 0.2%
Fluor Corp.	45,100	2,850,771
KBR, Inc.	219,600	7,927,560
Tutor Perini Corp. (a)	185,700	3,439,164
URS Corp.	188,400	9,126,096
		23,343,591
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Electrical Equipment - 0.2%
Emerson Electric Co.	199,800	$ 11,480,508
Rockwell Automation, Inc.	35,000	3,080,700
		14,561,208
Industrial Conglomerates - 1.6%
3M Co.	193,800	21,370,326
General Electric Co.	5,622,400	131,114,368
		152,484,694
Machinery - 2.0%
AGCO Corp.	240,200	13,323,894
Caterpillar, Inc.	189,400	16,250,520
Cummins, Inc.	53,600	6,412,168
Deere & Co.	736,000	64,112,960
Dover Corp.	50,500	3,951,625
Illinois Tool Works, Inc.	130,700	9,165,991
Ingersoll-Rand PLC	73,300	4,216,949
Joy Global, Inc.	29,400	1,589,952
Lincoln Electric Holdings, Inc.	21,600	1,291,680
PACCAR, Inc.	99,600	5,338,560
Parker Hannifin Corp.	237,900	23,732,904
Snap-On, Inc.	16,400	1,493,876
SPX Corp.	225,637	17,807,272
Stanley Black & Decker, Inc.	132,000	10,457,040
Timken Co.	185,700	10,540,332
WABCO Holdings, Inc. (a)	17,800	1,342,476
		191,028,199
Professional Services - 0.0%
Dun & Bradstreet Corp.	12,600	1,236,564
Manpower, Inc.	22,100	1,265,667
		2,502,231
Road & Rail - 0.5%
CSX Corp.	290,900	7,333,589
Norfolk Southern Corp.	295,800	22,655,322
Union Pacific Corp.	129,900	20,085,138
		50,074,049
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Trading Companies & Distributors - 0.1%
Aircastle Ltd.	404,800	$ 6,403,936
TAL International Group, Inc.	153,500	6,486,910
		12,890,846
TOTAL INDUSTRIALS		735,457,367
INFORMATION TECHNOLOGY - 7.7%
Communications Equipment - 1.5%
Cisco Systems, Inc.	4,848,300	116,747,064
Harris Corp.	301,200	15,099,156
QUALCOMM, Inc.	211,300	13,413,324
		145,259,544
Computers & Peripherals - 1.2%
Apple, Inc.	66,100	29,723,848
Dell, Inc.	563,500	7,522,725
EMC Corp.	469,000	11,612,440
Hewlett-Packard Co.	1,021,500	24,945,030
SanDisk Corp. (a)	50,700	2,992,314
Seagate Technology	502,900	21,664,932
Western Digital Corp.	205,800	13,031,256
		111,492,545
Electronic Equipment & Components - 0.9%
Arrow Electronics, Inc. (a)	29,300	1,164,968
Avnet, Inc. (a)	71,700	2,449,272
Corning, Inc.	2,622,246	40,303,921
FLIR Systems, Inc.	34,800	847,728
Molex, Inc.	40,900	1,200,006
TE Connectivity Ltd.	776,300	34,459,957
Tech Data Corp. (a)	119,000	5,964,280
Vishay Intertechnology, Inc. (a)	255,200	3,715,712
		90,105,844
Internet Software & Services - 0.3%
eBay, Inc. (a)	280,000	15,148,000
Yahoo!, Inc. (a)	333,500	8,771,050
		23,919,050
IT Services - 1.2%
Amdocs Ltd.	363,200	12,966,240
CSG Systems International, Inc. (a)	185,800	4,018,854
Global Payments, Inc.	22,200	1,064,712
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - continued
IBM Corp.	350,400	$ 72,890,208
Visa, Inc. Class A	126,500	22,534,710
		113,474,724
Office Electronics - 0.1%
Xerox Corp.	1,389,800	12,216,342
Semiconductors & Semiconductor Equipment - 0.6%
GT Advanced Technologies, Inc. (a)	505,500	2,249,475
Intel Corp.	1,557,300	37,811,244
KLA-Tencor Corp.	46,900	2,640,001
Texas Instruments, Inc.	262,000	9,403,180
		52,103,900
Software - 1.9%
Activision Blizzard, Inc.	268,000	3,867,240
Microsoft Corp.	1,259,936	43,946,568
Oracle Corp.	3,107,101	104,895,730
Symantec Corp.	1,268,100	28,392,759
		181,102,297
TOTAL INFORMATION TECHNOLOGY		729,674,246
MATERIALS - 2.0%
Chemicals - 1.5%
Air Products & Chemicals, Inc.	57,400	5,419,134
Albemarle Corp.	23,000	1,539,160
Ashland, Inc.	90,900	8,082,828
Cabot Corp.	239,100	9,788,754
CF Industries Holdings, Inc.	55,600	10,617,376
Eastman Chemical Co.	382,600	27,440,072
Ecolab, Inc.	133,700	11,293,639
Huntsman Corp.	686,400	13,350,480
LyondellBasell Industries NV Class A	138,500	9,231,025
NewMarket Corp.	3,800	1,042,112
Potash Corp. of Saskatchewan, Inc.	336,800	14,245,170
Stepan Co.	141,400	7,639,842
Syngenta AG (Switzerland)	32,800	12,795,185
The Dow Chemical Co.	281,000	9,683,260
The Mosaic Co.	83,700	5,090,634
		147,258,671
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Containers & Packaging - 0.2%
Ball Corp.	93,300	$ 4,026,828
Crown Holdings, Inc. (a)	48,300	2,045,505
Owens-Illinois, Inc. (a)	45,400	1,246,230
Rock-Tenn Co. Class A	67,200	6,638,016
Sonoco Products Co.	30,200	1,057,604
		15,014,183
Metals & Mining - 0.2%
Freeport-McMoRan Copper & Gold, Inc.	205,700	6,386,985
Newmont Mining Corp.	153,500	5,261,980
Nucor Corp.	38,900	1,731,439
Steel Dynamics, Inc.	620,300	9,515,402
		22,895,806
Paper & Forest Products - 0.1%
Schweitzer-Mauduit International, Inc.	199,000	9,563,940
TOTAL MATERIALS		194,732,600
TELECOMMUNICATION SERVICES - 1.2%
Diversified Telecommunication Services - 0.8%
AT&T, Inc.	2,246,200	78,594,538
Wireless Telecommunication Services - 0.4%
China Mobile Ltd. sponsored ADR	222,800	11,541,040
T-Mobile US, Inc. (a)	45,800	981,494
Vodafone Group PLC	5,850,900	16,956,573
Vodafone Group PLC sponsored ADR	309,000	8,945,550
		38,424,657
TOTAL TELECOMMUNICATION SERVICES		117,019,195
UTILITIES - 1.9%
Electric Utilities - 1.1%
American Electric Power Co., Inc.	661,000	30,287,020
Edison International	141,500	6,500,510
Entergy Corp.	199,100	13,714,008
NextEra Energy, Inc.	441,200	33,363,544
Pinnacle West Capital Corp.	30,900	1,745,232
Portland General Electric Co.	221,500	6,742,460
PPL Corp.	138,300	4,107,510
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Electric Utilities - continued
Westar Energy, Inc.	30,500	$ 967,460
Xcel Energy, Inc.	116,000	3,331,520
		100,759,264
Gas Utilities - 0.1%
Atmos Energy Corp.	28,200	1,190,604
Questar Corp.	432,000	10,501,920
		11,692,524
Independent Power Producers & Energy Traders - 0.1%
The AES Corp.	822,500	10,034,500
Multi-Utilities - 0.6%
Alliant Energy Corp.	31,400	1,546,764
Ameren Corp.	62,700	2,134,308
DTE Energy Co.	54,100	3,603,601
Integrys Energy Group, Inc.	23,400	1,346,202
MDU Resources Group, Inc.	53,300	1,378,338
Public Service Enterprise Group, Inc.	577,800	19,090,512
Sempra Energy	56,700	4,609,710
Wisconsin Energy Corp.	519,715	21,209,569
		54,919,004
Water Utilities - 0.0%
American Water Works Co., Inc.	44,200	1,765,348
TOTAL UTILITIES		179,170,640
TOTAL COMMON STOCKS (Cost $4,929,729,918)		6,547,393,625
Equity Funds - 29.1%

Large Value Funds - 22.2%
American Beacon Large Cap Value Fund Institutional Class	19,144,141	489,898,557
ASTON/River Road Dividend All Cap Value Fund Class N	14,590,626	189,094,508
BlackRock Equity Dividend Fund Investor A Class	3,483,798	76,713,242
Invesco Diversified Dividend Fund - Class A	29,751,832	460,260,847
John Hancock Classic Value Fund Class I	2,279,251	49,186,237
Equity Funds - continued
	Shares	Value
Large Value Funds - continued
John Hancock Disciplined Value Fund Class I	25,104,455	$ 413,721,422
JPMorgan Value Advantage Fund Select Class	17,650,655	436,677,199
TOTAL LARGE VALUE FUNDS		2,115,552,012
Mid-Cap Blend Funds - 3.7%
Fidelity Low-Priced Stock Fund (c)	7,754,579	353,763,891
Mid-Cap Value Funds - 3.2%
T. Rowe Price Mid Cap Value Fund	10,786,178	297,914,228
TOTAL EQUITY FUNDS (Cost $2,243,882,556)		2,767,230,131
Money Market Funds - 2.0%

SSgA US Treasury Money Market Fund, 0% (b) (Cost $192,360,213)	192,360,213	192,360,213
TOTAL INVESTMENT PORTFOLIO - 99.8% (Cost $7,365,972,687)		9,506,983,969
NET OTHER ASSETS (LIABILITIES) - 0.2%		20,057,160
NET ASSETS - 100%		$ 9,527,041,129
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
1,331 CME E-mini S&P 500 Index Contracts	June 2013	$ 108,409,950	$ 5,127,209

The face value of futures purchased as a percentage of net assets is 1.1%
Legend
(a) Non-income producing

(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Affiliated company
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Low-Priced Stock Fund	$ 276,851,599	$ 79,711,743	$ 60,000,000	$ 3,458,097	$ 353,763,891
Other Information

The following is a summary of the inputs used, as of May 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 672,854,954	$ 664,216,022	$ 8,638,932	$ -
Consumer Staples	476,362,414	476,362,414	-	-
Energy	936,380,463	936,380,463	-	-
Financials	1,640,307,731	1,640,307,731	-	-
Health Care	865,434,015	865,434,015	-	-
Industrials	735,457,367	735,457,367	-	-
Information Technology	729,674,246	729,674,246	-	-
Materials	194,732,600	181,937,415	12,795,185	-
Telecommunication Services	117,019,195	100,062,622	16,956,573	-
Utilities	179,170,640	179,170,640	-	-
Equity Funds	2,767,230,131	2,767,230,131	-	-
Money Market Funds	192,360,213	192,360,213	-	-
Total Investments in Securities:	$ 9,506,983,969	$ 9,468,593,279	$ 38,390,690	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 5,127,209	$ 5,127,209	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 5,127,209	$ -
Total Value of Derivatives	$ 5,127,209	$ -

(a) Reflects cumulative appreciation/depreciation on futures contracts as disclosed in the Schedule of Investments. Only the period end variation margin is separately disclosed in the Statement of Assets and Liabilities and is included in the receivable/payable for daily variation margin on futures contracts line-items.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	May 31, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $7,073,509,210)	$ 9,153,220,078
Affiliated issuers (cost $292,463,477)	353,763,891
Total Investments (cost $7,365,972,687)		$ 9,506,983,969
Segregated cash with broker for futures contracts		4,658,500
Receivable for investments sold		6,777,878
Receivable for fund shares sold		10,417,399
Dividends receivable		19,445,920
Prepaid expenses		55,815
Total assets		9,548,339,481

Liabilities
Payable for investments purchased	$ 13,145,304
Payable for fund shares redeemed	3,947,419
Accrued management fee	1,385,271
Payable for daily variation margin on futures contracts	1,637,148
Other affiliated payables	1,026,741
Other payables and accrued expenses	156,469
Total liabilities		21,298,352

Net Assets		$ 9,527,041,129
Net Assets consist of:
Paid in capital		$ 7,139,516,223
Undistributed net investment income		53,151,948
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		188,239,152
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		2,146,133,806
Net Assets, for 563,193,055 shares outstanding		$ 9,527,041,129
Net Asset Value, offering price and redemption price per share ($9,527,041,129 ÷ 563,193,055 shares)		$ 16.92

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended May 31, 2013

Investment Income
Dividends: Unaffiliated issuers		$ 175,741,986
Affiliated issuers		3,458,097
Interest		670
Total income		179,200,753

Expenses
Management fee	$ 34,386,571
Transfer agent fees	10,308,259
Accounting fees and expenses	1,205,848
Custodian fees and expenses	73,891
Independent trustees' compensation	99,473
Registration fees	294,523
Audit	69,927
Legal	56,572
Miscellaneous	203,480
Total expenses before reductions	46,698,544
Expense reductions	(20,111,379)	26,587,165
Net investment income (loss)		152,613,588
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	265,532,382
Affiliated issuers	(2,607,604)
Foreign currency transactions	(11,762)
Futures contracts	36,365,535
Realized gain distributions from underlying funds:
Unaffiliated issuers	30,882,612
Affiliated issuers	16,608,302
Total net realized gain (loss)		346,769,465
Change in net unrealized appreciation (depreciation) on: Investment securities	1,645,491,645
Assets and liabilities in foreign currencies	1,069
Futures contracts	13,669,665
Total change in net unrealized appreciation (depreciation)		1,659,162,379
Net gain (loss)		2,005,931,844
Net increase (decrease) in net assets resulting from operations		$ 2,158,545,432

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended May 31, 2013	Year ended May 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 152,613,588	$ 122,199,754
Net realized gain (loss)	346,769,465	78,486,804
Change in net unrealized appreciation (depreciation)	1,659,162,379	(542,549,860)
Net increase (decrease) in net assets resulting from operations	2,158,545,432	(341,863,302)
Distributions to shareholders from net investment income	(136,715,708)	(106,717,887)
Distributions to shareholders from net realized gain	(198,055,575)	(114,000,254)
Total distributions	(334,771,283)	(220,718,141)
Share transactions Proceeds from sales of shares	2,039,821,108	1,787,892,686
Reinvestment of distributions	333,898,361	220,142,892
Cost of shares redeemed	(1,634,714,346)	(1,824,580,357)
Net increase (decrease) in net assets resulting from share transactions	739,005,123	183,455,221
Total increase (decrease) in net assets	2,562,779,272	(379,126,222)

Net Assets
Beginning of period	6,964,261,857	7,343,388,079
End of period (including undistributed net investment income of $53,151,948 and undistributed net investment income of $41,384,472, respectively)	$ 9,527,041,129	$ 6,964,261,857
Other Information Shares
Sold	133,851,113	132,788,206
Issued in reinvestment of distributions	23,553,767	16,017,560
Redeemed	(108,482,115)	(138,869,670)
Net increase (decrease)	48,922,765	9,936,096

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended May 31,	2013	2012	2011	2010	2009 E
Selected Per-Share Data
Net asset value, beginning of period	$ 13.54	$ 14.56	$ 12.10	$ 10.45	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.29	.24	.20	.16	.09
Net realized and unrealized gain (loss)	3.73	(.82)	2.47	1.64	.36
Total from investment operations	4.02	(.58)	2.67	1.80	.45
Distributions from net investment income	(.26)	(.21)	(.16)	(.15)	-
Distributions from net realized gain	(.38)	(.22)	(.05)	-	-
Total distributions	(.64)	(.44) H	(.21)	(.15)	-
Net asset value, end of period	$ 16.92	$ 13.54	$ 14.56	$ 12.10	$ 10.45
Total Return B, C	30.65%	(4.04)%	22.29%	17.40%	4.50%
Ratios to Average Net Assets F
Expenses before reductions	.58%	.60%	.61%	.93%	1.08% A
Expenses net of fee waivers, if any	.33%	.35%	.35%	.75%	.90% A
Expenses net of all reductions	.33%	.35%	.35%	.75%	.90% A
Net investment income (loss)	1.90%	1.81%	1.48%	1.35%	2.28% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,527,041	$ 6,964,262	$ 7,343,388	$ 3,107,669	$ 436,993
Portfolio turnover rate G	48%	32%	49%	39%	40%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 30, 2008 (commencement of operations) to May 31, 2009.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amounts do not include the portfolio activity of any Underlying Funds.

H Total distributions of $.44 per share is comprised of distributions from net investment income of $.212 and distributions from net realized gain of $.223 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended May 31, 2013

1. Organization.

Strategic Advisers Value Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Strategic Advisers Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of May 31, 2013 is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Annual Report

2. Significant Accounting Policies - continued

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost and may include proceeds received from litigation. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividend and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of May 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 2,191,499,716
Gross unrealized depreciation	(58,113,634)
Net unrealized appreciation (depreciation) on securities and other investments	$ 2,133,386,082

Tax Cost	$ 7,373,597,887

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 81,916,891
Undistributed long-term capital gain	$ 172,226,617
Net unrealized appreciation (depreciation)	$ 2,138,508,606

The tax character of distributions paid was as follows:

	May 31, 2013	May 31, 2012
Ordinary Income	$ 150,943,163	108,251,523
Long-term Capital Gains	183,828,120	112,466,618
Total	$ 334,771,283	$ 220,718,141

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net

Annual Report

2. Significant Accounting Policies - continued

New Accounting Pronouncement - continued

information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is mitigated by the protection provided by the exchange on which they trade.

Annual Report

Notes to Financial Statements - continued

3. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of activity for the period. Cash deposited to meet initial margin requirements is presented as segregated cash in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $36,365,535 and a change in net unrealized appreciation (depreciation) of $13,669,665 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $4,444,736,484 and $3,669,640,677, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to Strategic Advisers. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to Strategic

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Management Fee - continued

Advisers to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .70% of the Fund's average net assets. For the period, the total annual management fee rate was .43% of the Fund's average net assets.

During the period, Strategic Advisers waived its management fee as described in the Expense Reduction note.

Sub-Advisers. Aristotle Capital Management, LLC, Brandywine Global Investment Management, LLC, Cohen & Steers Capital Management Inc. and LSV Asset Management each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by Strategic Advisers and not the Fund for providing these services.

Pyramis Global Advisors, LLC (Pyramis), an affiliate of Strategic Advisers, has been retained to serve as a sub-adviser for the Fund. As of the date of the report, however, Pyramis has not been allocated any portion of the Fund's assets. Pyramis in the future may provide discretionary investment advisory services for an allocated portion of the Fund's assets and will be paid by Strategic Advisers for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Strategic Advisers, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .13% of average net assets.

Accounting Fees. Fidelity Service Company, Inc. (FSC), an affiliate of Strategic Advisers, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $18,923 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

Strategic Advisers has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2015. During the period, this waiver reduced the Fund's management fee by $20,111,379.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Value Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Value Fund (a fund of Fidelity Rutland Square Trust II) at May 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Value Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 17, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds advised by Strategic Advisers or an affiliate. Ms. Farrell oversees 20 funds advised by Strategic Advisers or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)

Year of Election or Appointment: 2006

Mr. Servison is Chairman of the Board of Trustees. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)

Year of Election or Appointment: 2012

Mr. Young is Vice President of Fidelity's Asset Allocation Funds (2009-present), President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital and is a member of the Advisory Board of Fidelity Commonwealth Trust II.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Board of Directors of Jobs for Massachusetts (2012-present), National Association of Corporate Directors Chapter (2012-present), and Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board of Fidelity Rutland Square Trust II. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2010

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of other Fidelity Equity and High Income Funds (2008-present) and Assistant Treasurer of other Fidelity Fixed Income and Asset Allocation Funds (2009-present). Mr. Robins is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Marc Bryant (1966)

Year of Election or Appointment: 2010

Secretary and Chief Legal Officer of the fund. Senior Vice President and Deputy General Counsel of Fidelity Investments. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the fund. Ms. Baumann also serves as AML Officer of the Fidelity funds (2012-present) and The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Nicholas E. Steck (1964)

Year of Election or Appointment: 2009

Chief Financial Officer of the fund. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)

Year of Election or Appointment: 2013

Chief Compliance Officer of the fund. Mr. Treff also serves as Senior Vice President of Asset Management Compliance (2013-present). Previously, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2011

Vice President and Assistant Treasurer of the fund. Mr. Deberghes also serves as Assistant Treasurer (2010-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer of the fund. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds, Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2013-present), and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of the Fidelity funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the fund. Mr. Davis is also Assistant Treasurer of certain Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Margaret A. Carey (1973)

Year of Election or Appointment: 2009

Assistant Secretary of the fund. Ms. Carey also serves as Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present). Previously, Ms. Carey served as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Value Fund voted to pay on July 8, 2013, to shareholders of record at the opening of business on July 5, 2013, a distribution of $0.354 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.094 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2013, $298,664,170, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Value Fund

On December 6, 2012, the Board of Trustees, including the Independent Trustees (together, the Board), voted at an in-person meeting to approve a sub-advisory agreement (the Sub-Advisory Agreement) with Aristotle Capital Management, LLC (New Sub-Adviser) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the New Sub-Adviser, including the backgrounds of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy. The Board also considered the structure of the New Sub-Adviser's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the New Sub-Adviser's investment staff, its use of technology, and the New Sub-Adviser's approach to recruiting, managing and compensating investment personnel. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under the Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Annual Report

Investment Performance. The Board also considered the historical investment performance of the New Sub-Adviser and the portfolio manager in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the New Sub-Adviser and the fund's projected total operating expenses.

The Board also considered Strategic Advisers' contractual agreement to waive its 0.25% portion of the fund's management fee through September 30, 2015 The Board considered that the fund's maximum aggregate annual management fee rate may not exceed 0.70% and that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund.

Based on its review, the Board concluded that the fund's management fee structure and projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the fund's investment performance or costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers. With respect to the New Sub-Adviser, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser will have a material impact on the potential for fall-out benefits to Strategic or its affiliates.

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers. The Board noted that the Sub-Advisory Agreement provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees will accrue directly to shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Aristotle Capital Management, LLC

Brandywine Global Investment
Management, LLC

Cohen & Steers Capital Management, Inc.

LSV Asset Management

Pyramis Global Advisors, LLC

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

SUF-UANN-0713
1.922640.103

Strategic Advisers®
Growth Fund

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Annual Report

May 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Managers' review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended May 31, 2013	Past 1 year	Life of fundA
Strategic Advisers® Growth Fund	22.29%	14.73%

A From June 2, 2010

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Growth Fund on June 2, 2010, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks settled into a fifth year and two major equity benchmarks reached further into record territory during the 12 months ending May 31, 2013, as gains in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for most of the period. Optimism over the nation's jobs picture and housing market teamed up with solid corporate earnings to make stocks a favorite with investors during the 12 months. The broad-based S&P 500® Index finished the period up 27.28% after setting a series of new highs, while the blue-chip Dow Jones Industrial AverageSM also moved into record territory en route to gaining 25.26% for the 12 months. The growth-oriented Nasdaq Composite Index® advanced 23.97%. During the year, markets shrugged off some intermittent volatility over debt woes in Europe, the U.S. presidential election and Congressional gridlock over the federal budget. The year's gains were broad-based, with nine of the 10 sectors in the S&P 500® posting a double-digit increase, led by financials (+45%), health care (+36%) and consumer discretionary (+33%), while the lone single-digit performer, utilities (+9%), finished at the back of the pack. Despite the headwind of U.S. dollar strength versus the yen, foreign developed markets surged back from early-period lows, with the MSCI® EAFE® Index returning 31.77%.

Comments from John Stone and Vincent Zelenko, Lead Portfolio Manager and Co-Portfolio Manager, respectively, of Strategic Advisers® Growth Fund: For the year, Strategic Advisers® Growth Fund (the Fund) returned 22.29%, modestly trailing the 22.55% gain of the Russell 1000® Growth Index. Relative to the benchmark, sub-adviser Waddell & Reed Investment Management was the manager that hurt the most, because its quality-oriented, aggressive-growth strategy was out of favor during the period and was further hampered by weak security selection in consumer discretionary and adverse positioning in financials. ASTON/Montag & Caldwell Growth Fund's quality-focused approach also hampered relative performance, due to adverse positioning in several defensively oriented sectors. As for relative contributors, in general, it was a period led by growth managers using quantitative and/or momentum-oriented strategies. As a result, ClariVest Asset Management, which follows a quantitative strategy to invest in companies it believes are undergoing fundamental change, was the Fund's top relative contributor. Pyramis Global Advisors also aided relative performance, because the valuation emphasis inherent in its growth-at-a-reasonable-price (GARP) strategy benefited from value stocks outperforming growth stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2012 to May 31, 2013).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

Shareholder Expense Example - continued

	Annualized Expense Ratio B	Beginning Account Value December 1, 2012	Ending Account Value May 31, 2013	Expenses Paid During Period* December 1, 2012 to May 31, 2013
Actual	.35%	$ 1,000.00	$ 1,142.60	$ 1.87
Hypothetical A		$ 1,000.00	$ 1,023.19	$ 1.77

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of May 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
ASTON/Montag & Caldwell Growth Fund Class N	8.4	9.4
Fidelity Growth Company Fund	6.7	5.5
iShares Russell 1000 Growth Index ETF	6.0	0.1
Wells Fargo Advantage Premier Large Co. Growth Fund Institutional	3.6	0.0
Columbia Select Large Cap Growth Fund Class R5	2.9	0.0
Apple, Inc.	2.9	6.0
Google, Inc. Class A	2.2	2.6
Gilead Sciences, Inc.	2.0	1.8
Columbia Select Large Cap Growth Fund Class Z	2.0	2.0
Home Depot, Inc.	1.6	1.5
	38.3
Top Five Market Sectors as of May 31, 2013
(Stocks Only)	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	18.2	25.6
Consumer Discretionary	12.7	16.5
Health Care	8.8	10.4
Industrials	7.2	8.5
Consumer Staples	5.6	7.0
Asset Allocation (% of fund's net assets)
As of May 31, 2013	As of November 30, 2012
Stocks 62.9%	Stocks 80.5%
Large Blend Funds 0.0%	Large Blend Funds 2.0%
Large Growth Funds 30.4%	Large Growth Funds 15.7%
Sector Funds 0.0%	Sector Funds 0.4%
Short-Term Investments and Net Other Assets (Liabilities) 6.7%	Short-Term Investments and Net Other Assets (Liabilities) 1.4%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments May 31, 2013

Showing Percentage of Net Assets

Common Stocks - 62.9%
	Shares	Value
CONSUMER DISCRETIONARY - 12.7%
Auto Components - 0.4%
Lear Corp.	145,800	$ 8,745,084
TRW Automotive Holdings Corp. (a)	362,600	22,970,710
		31,715,794
Automobiles - 0.8%
Ford Motor Co.	1,007,700	15,800,736
General Motors Co. (a)	648,280	21,970,209
Harley-Davidson, Inc.	427,900	23,337,666
Tesla Motors, Inc. (a)	133,155	13,017,233
		74,125,844
Hotels, Restaurants & Leisure - 3.0%
Dunkin' Brands Group, Inc.	241,036	9,545,026
Las Vegas Sands Corp.	1,256,950	72,777,405
McDonald's Corp.	376,820	36,389,507
Panera Bread Co. Class A (a)	110,054	21,111,659
Starbucks Corp.	570,173	35,960,811
Starwood Hotels & Resorts Worldwide, Inc.	405,168	27,672,974
Wyndham Worldwide Corp.	425,543	24,732,559
Wynn Resorts Ltd.	304,673	41,402,014
		269,591,955
Household Durables - 0.1%
Mohawk Industries, Inc. (a)	80,422	8,940,514
Internet & Catalog Retail - 1.0%
Amazon.com, Inc. (a)	128,680	34,618,780
Expedia, Inc.	164,950	9,478,027
Groupon, Inc. Class A (a)	1,648,549	12,660,856
priceline.com, Inc. (a)	32,700	26,288,511
TripAdvisor, Inc. (a)	119,116	7,681,791
		90,727,965
Media - 2.8%
Aimia, Inc.	433,235	6,205,488
CBS Corp. Class B	1,743,350	86,295,825
Comcast Corp. Class A	792,100	31,802,815
DIRECTV (a)	330,600	20,209,578
Legend Pictures LLC (a)(d)(e)	2,783	4,685,181
Morningstar, Inc.	128,020	8,805,216
News Corp. Class A	777,000	24,949,470
Omnicom Group, Inc.	427,860	26,582,942
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - continued
Time Warner Cable, Inc.	139,850	$ 13,357,074
Viacom, Inc. Class B (non-vtg.)	541,310	35,666,916
		258,560,505
Multiline Retail - 0.4%
Dollar Tree, Inc. (a)	320,892	15,415,652
Macy's, Inc.	441,100	21,322,774
		36,738,426
Specialty Retail - 3.5%
AutoZone, Inc. (a)	66,000	26,982,780
Best Buy Co., Inc.	321,070	8,845,479
Gap, Inc.	469,600	19,042,280
Home Depot, Inc.	1,834,740	144,320,648
L Brands, Inc.	256,500	12,827,565
Lowe's Companies, Inc.	467,100	19,669,581
O'Reilly Automotive, Inc. (a)	82,700	9,006,857
Sally Beauty Holdings, Inc. (a)	101,705	3,113,190
TJX Companies, Inc.	1,427,440	72,242,738
Ulta Salon, Cosmetics & Fragrance, Inc.	33,469	3,037,646
		319,088,764
Textiles, Apparel & Luxury Goods - 0.7%
Carter's, Inc.	141,454	10,194,590
Hanesbrands, Inc.	268,200	13,372,452
NIKE, Inc. Class B	463,020	28,549,813
Under Armour, Inc. Class A (sub. vtg.) (a)	215,550	13,364,100
		65,480,955
TOTAL CONSUMER DISCRETIONARY		1,154,970,722
CONSUMER STAPLES - 5.6%
Beverages - 1.3%
Anheuser-Busch InBev SA NV ADR	430,200	39,543,984
Beam, Inc.	147,650	9,573,626
Monster Beverage Corp. (a)	174,779	9,541,186
PepsiCo, Inc.	784,750	63,384,258
		122,043,054
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food & Staples Retailing - 1.0%
CVS Caremark Corp.	1,145,532	$ 65,959,733
Kroger Co.	721,500	24,292,905
		90,252,638
Food Products - 1.3%
Archer Daniels Midland Co.	469,800	15,141,654
ConAgra Foods, Inc.	686,400	23,124,816
Kellogg Co.	297,720	18,473,526
Kraft Foods Group, Inc.	244,553	13,482,207
McCormick & Co., Inc. (non-vtg.)	122,227	8,443,441
Mead Johnson Nutrition Co. Class A	185,984	15,077,723
Mondelez International, Inc.	730,790	21,529,073
		115,272,440
Household Products - 0.2%
Energizer Holdings, Inc.	157,000	15,026,470
Personal Products - 0.2%
Estee Lauder Companies, Inc. Class A	354,616	24,035,872
Tobacco - 1.6%
Philip Morris International, Inc.	1,578,740	143,523,253
TOTAL CONSUMER STAPLES		510,153,727
ENERGY - 2.7%
Energy Equipment & Services - 1.2%
Cameron International Corp. (a)	178,080	10,839,730
Core Laboratories NV	64,440	8,877,254
Halliburton Co.	441,000	18,455,850
National Oilwell Varco, Inc.	426,448	29,979,294
Oceaneering International, Inc.	143,300	10,386,384
Schlumberger Ltd.	425,427	31,068,934
		109,607,446
Oil, Gas & Consumable Fuels - 1.5%
Apache Corp.	337,410	27,711,483
Denbury Resources, Inc. (a)	1,530,940	28,092,749
Marathon Petroleum Corp.	175,000	14,437,500
Occidental Petroleum Corp.	380,940	35,073,146
Range Resources Corp.	185,209	13,924,013
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Ultra Petroleum Corp. (a)	149,799	$ 3,412,421
Valero Energy Corp.	317,200	12,887,836
		135,539,148
TOTAL ENERGY		245,146,594
FINANCIALS - 3.7%
Capital Markets - 0.5%
Charles Schwab Corp.	1,210,460	24,039,736
T. Rowe Price Group, Inc.	284,266	21,564,419
		45,604,155
Commercial Banks - 0.5%
Regions Financial Corp.	2,392,200	21,840,786
Wells Fargo & Co.	563,740	22,859,657
		44,700,443
Consumer Finance - 0.6%
Capital One Financial Corp.	572,470	34,880,597
Discover Financial Services	534,600	25,345,386
		60,225,983
Diversified Financial Services - 0.9%
Citigroup, Inc.	350,100	18,201,699
CME Group, Inc.	84,050	5,709,517
IntercontinentalExchange, Inc. (a)	59,265	10,146,761
JPMorgan Chase & Co.	361,700	19,745,203
McGraw-Hill Companies, Inc.	202,076	11,023,246
MSCI, Inc. Class A (a)	443,041	15,612,765
		80,439,191
Insurance - 0.8%
Allstate Corp.	464,900	22,426,776
Arch Capital Group Ltd. (a)	283,065	14,495,759
Everest Re Group Ltd.	96,864	12,554,543
Fidelity National Financial, Inc. Class A	263,500	6,932,685
Progressive Corp.	599,381	15,278,222
		71,687,985
Real Estate Investment Trusts - 0.4%
American Tower Corp.	439,850	34,237,924
TOTAL FINANCIALS		336,895,681
Common Stocks - continued
	Shares	Value
HEALTH CARE - 8.8%
Biotechnology - 3.6%
Amgen, Inc.	645,500	$ 64,892,115
Biogen Idec, Inc. (a)	190,500	45,241,845
Celgene Corp. (a)	214,100	26,473,465
Gilead Sciences, Inc. (a)	3,391,609	184,774,858
Ironwood Pharmaceuticals, Inc. Class A (a)	363,396	4,851,337
		326,233,620
Health Care Equipment & Supplies - 1.0%
Baxter International, Inc.	457,950	32,207,624
Intuitive Surgical, Inc. (a)	24,434	12,156,648
Medtronic, Inc.	624,590	31,860,336
The Cooper Companies, Inc.	127,300	14,386,173
		90,610,781
Health Care Providers & Services - 2.0%
Aetna, Inc.	434,300	26,223,034
Cardinal Health, Inc.	214,700	10,082,312
CIGNA Corp.	303,400	20,600,860
Express Scripts Holding Co. (a)	549,203	34,116,490
HCA Holdings, Inc.	722,550	28,222,803
McKesson Corp.	233,500	26,586,310
Qualicorp SA (a)	636,934	5,635,400
UnitedHealth Group, Inc.	199,400	12,488,422
WellPoint, Inc.	242,860	18,692,934
		182,648,565
Health Care Technology - 0.2%
athenahealth, Inc. (a)	178,554	15,096,741
Life Sciences Tools & Services - 0.4%
Agilent Technologies, Inc.	327,190	14,870,786
Illumina, Inc. (a)	338,388	23,795,444
		38,666,230
Pharmaceuticals - 1.6%
Actavis, Inc. (a)	211,650	26,094,329
Allergan, Inc.	260,809	25,947,887
Johnson & Johnson	320,050	26,941,809
Merck & Co., Inc.	598,070	27,929,869
Pfizer, Inc.	1,293,350	35,217,921
		142,131,815
TOTAL HEALTH CARE		795,387,752
Common Stocks - continued
	Shares	Value
INDUSTRIALS - 7.2%
Aerospace & Defense - 2.2%
Honeywell International, Inc.	569,340	$ 44,670,416
L-3 Communications Holdings, Inc.	110,800	9,427,972
Precision Castparts Corp.	140,541	30,064,531
Textron, Inc.	490,800	13,231,968
The Boeing Co.	574,950	56,931,549
United Technologies Corp.	490,355	46,534,690
		200,861,126
Air Freight & Logistics - 0.4%
United Parcel Service, Inc. Class B	473,490	40,672,791
Airlines - 0.2%
Delta Air Lines, Inc. (a)	1,032,100	18,588,121
Commercial Services & Supplies - 0.5%
Covanta Holding Corp.	454,608	9,296,734
Edenred SA	670,109	21,421,610
Stericycle, Inc. (a)	116,358	12,771,454
		43,489,798
Industrial Conglomerates - 0.1%
Danaher Corp.	198,199	12,252,662
Machinery - 1.3%
Caterpillar, Inc.	517,720	44,420,376
Colfax Corp. (a)	96,722	4,826,428
Cummins, Inc.	145,160	17,365,491
Pall Corp.	228,200	15,563,240
Pentair Ltd.	492,400	28,677,376
Timken Co.	86,000	4,881,360
		115,734,271
Professional Services - 0.7%
Equifax, Inc.	178,631	10,878,628
IHS, Inc. Class A (a)	144,587	15,200,431
Intertek Group PLC	173,969	8,498,161
Towers Watson & Co.	196,500	15,264,120
Verisk Analytics, Inc. (a)	156,972	9,233,093
		59,074,433
Road & Rail - 1.8%
Canadian Pacific Railway Ltd.	372,850	49,571,878
CSX Corp.	664,740	16,758,095
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Road & Rail - continued
Kansas City Southern	304,450	$ 33,702,615
Union Pacific Corp.	399,950	61,840,269
		161,872,857
TOTAL INDUSTRIALS		652,546,059
INFORMATION TECHNOLOGY - 18.2%
Communications Equipment - 2.6%
Cisco Systems, Inc.	3,445,710	82,972,697
Motorola Solutions, Inc.	360,383	20,887,799
QUALCOMM, Inc.	2,117,789	134,437,246
		238,297,742
Computers & Peripherals - 3.5%
3D Systems Corp. (a)	91,227	4,426,334
Apple, Inc.	579,094	260,406,990
NCR Corp. (a)	573,900	19,168,260
SanDisk Corp. (a)	230,400	13,598,208
Western Digital Corp.	298,200	18,882,024
		316,481,816
Electronic Equipment & Components - 0.1%
Corning, Inc.	767,200	11,791,864
Trimble Navigation Ltd. (a)	26,390	736,281
		12,528,145
Internet Software & Services - 4.0%
Akamai Technologies, Inc. (a)	409,792	18,899,607
Dropbox, Inc. (e)	314,762	3,147,620
eBay, Inc. (a)	1,022,447	55,314,383
Facebook, Inc. Class A	372,650	9,074,028
Google, Inc. Class A (a)	229,377	199,652,035
IAC/InterActiveCorp	391,380	18,974,102
LinkedIn Corp. (a)	78,489	13,149,262
Mail.Ru Group Ltd. GDR (Reg. S)	106,930	2,985,486
MercadoLibre, Inc.	59,167	6,781,722
Qihoo 360 Technology Co. Ltd. ADR (a)	159,028	6,967,017
SINA Corp. (a)	51,836	2,990,937
Yandex NV (a)	529,553	14,382,659
YouKu.com, Inc. ADR (a)	362,471	7,412,532
		359,731,390
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
IT Services - 3.4%
Alliance Data Systems Corp. (a)	128,900	$ 22,826,901
Fidelity National Information Services, Inc.	352,400	15,822,760
Fiserv, Inc. (a)	120,000	10,459,200
Gartner, Inc. Class A (a)	304,122	17,216,346
IBM Corp.	134,200	27,916,284
MasterCard, Inc. Class A	170,550	97,256,138
Visa, Inc. Class A	670,700	119,478,498
		310,976,127
Semiconductors & Semiconductor Equipment - 1.4%
Altera Corp.	667,900	22,167,601
ASML Holding NV	147,968	12,025,359
Broadcom Corp. Class A	902,660	32,414,521
First Solar, Inc. (a)	232,035	12,618,063
KLA-Tencor Corp.	116,900	6,580,301
Lam Research Corp. (a)	167,600	7,840,328
LSI Corp. (a)	1,820,500	13,471,700
Microchip Technology, Inc.	494,807	18,050,559
		125,168,432
Software - 3.2%
Activision Blizzard, Inc.	958,800	13,835,484
Adobe Systems, Inc. (a)	337,540	14,483,841
Cadence Design Systems, Inc. (a)	554,000	8,382,020
Microsoft Corp.	984,700	34,346,336
Oracle Corp.	3,845,340	129,818,678
salesforce.com, Inc. (a)	365,551	15,473,774
ServiceNow, Inc.	91,479	3,362,768
SolarWinds, Inc. (a)	264,650	11,154,998
Solera Holdings, Inc.	375,827	20,584,045
Splunk, Inc. (a)	92,461	4,323,476
Synopsys, Inc. (a)	391,100	14,255,595
VMware, Inc. Class A (a)	112,886	8,028,452
Workday, Inc. Class A	94,614	6,077,057
Zynga, Inc. (a)	1,220,184	4,148,626
		288,275,150
TOTAL INFORMATION TECHNOLOGY		1,651,458,802
Common Stocks - continued
	Shares	Value
MATERIALS - 3.1%
Chemicals - 2.5%
Ashland, Inc.	575,670	$ 51,188,576
CF Industries Holdings, Inc.	75,100	14,341,096
Eastman Chemical Co.	110,900	7,953,748
LyondellBasell Industries NV Class A	240,500	16,029,325
Monsanto Co.	795,271	80,036,073
PPG Industries, Inc.	264,400	40,614,484
Rockwood Holdings, Inc.	235,422	15,693,231
		225,856,533
Construction Materials - 0.2%
Martin Marietta Materials, Inc.	146,378	15,959,593
Metals & Mining - 0.2%
Freeport-McMoRan Copper & Gold, Inc.	617,940	19,187,037
Paper & Forest Products - 0.2%
International Paper Co.	460,700	21,261,305
TOTAL MATERIALS		282,264,468
TELECOMMUNICATION SERVICES - 0.8%
Diversified Telecommunication Services - 0.4%
Verizon Communications, Inc.	698,800	33,877,824
Wireless Telecommunication Services - 0.4%
Crown Castle International Corp. (a)	581,300	41,417,625
TOTAL TELECOMMUNICATION SERVICES		75,295,449
UTILITIES - 0.1%
Electric Utilities - 0.1%
Brookfield Infrastructure Partners LP	240,486	8,734,452
TOTAL COMMON STOCKS (Cost $4,138,247,702)		5,712,853,706
Nonconvertible Preferred Stocks - 0.0%

INFORMATION TECHNOLOGY - 0.0%
IT Services - 0.0%
Palantir Technologies, Inc. Series G (e) (Cost $906,253)	296,161	906,253
Equity Funds - 30.4%
	Shares	Value
Large Growth Funds - 30.4%
ASTON/Montag & Caldwell Growth Fund Class N	28,314,011	$ 761,363,737
Columbia Select Large Cap Growth Fund Class R5	16,721,014	266,867,383
Columbia Select Large Cap Growth Fund Class Z	11,708,283	183,702,963
Fidelity Growth Company Fund (c)	5,654,980	607,457,932
iShares Russell 1000 Growth Index ETF	7,306,271	542,782,873
PRIMECAP Odyssey Growth Fund	3,572,678	75,454,957
Wells Fargo Advantage Premier Large Co. Growth Fund Institutional	27,065,095	326,675,693
TOTAL EQUITY FUNDS (Cost $2,420,095,354)		2,764,305,538
Money Market Funds - 6.9%

Dreyfus Treasury & Agency Cash Management Fund Institutional Shares, 0.01% (b) (Cost $626,910,063)	626,910,063	626,910,063
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $7,186,159,372)		9,104,975,560
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(20,775,922)
NET ASSETS - 100%		$ 9,084,199,638
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
368 CME E-mini S&P 500 Index Contracts	June 2013	$ 29,973,600	$ (37,499)
6,740 ICE Russell 1000 Growth Index Contracts	June 2013	501,590,800	22,377,476
TOTAL EQUITY INDEX CONTRACTS		$ 531,564,400	$ 22,339,977
The face value of futures purchased as a percentage of net assets is 5.9%
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.
(c) Affiliated company
(d) Investment is owned by an entity that is treated as a corporation for U.S. tax purposes and is owned by the Fund.

(e) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $8,739,054 or 0.1% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Dropbox, Inc.	5/1/12 - 5/25/12	$ 2,849,379
Legend Pictures LLC	3/8/12	$ 2,975,389
Palantir Technologies, Inc. Series G	7/19/12	$ 906,253
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Growth Company Fund	$ 392,697,584	$ 127,110,107	$ -	$ 841,243	$ 607,457,932
Other Information

The following is a summary of the inputs used, as of May 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 1,154,970,722	$ 1,150,285,541	$ -	$ 4,685,181
Consumer Staples	510,153,727	510,153,727	-	-
Energy	245,146,594	245,146,594	-	-
Financials	336,895,681	336,895,681	-	-
Health Care	795,387,752	795,387,752	-	-
Industrials	652,546,059	652,546,059	-	-
Information Technology	1,652,365,055	1,648,311,182	-	4,053,873
Materials	282,264,468	282,264,468	-	-
Telecommunication Services	75,295,449	75,295,449	-	-
Utilities	8,734,452	8,734,452	-	-
Equity Funds	2,764,305,538	2,764,305,538	-	-
Money Market Funds	626,910,063	626,910,063	-	-
Total Investments in Securities:	$ 9,104,975,560	$ 9,096,236,506	$ -	$ 8,739,054
Derivative Instruments:
Assets
Futures Contracts	$ 22,377,476	$ 22,377,476	$ -	$ -
Liabilities
Futures Contracts	$ (37,499)	$ (37,499)	$ -	$ -
Total Derivative Instruments:	$ 22,339,977	$ 22,339,977	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 22,377,476	$ (37,499)
Total Value of Derivatives	$ 22,377,476	$ (37,499)

(a) Reflects cumulative appreciation/depreciation on futures contracts as disclosed in the Schedule of Investments. Only the period end variation margin is separately disclosed in the Statement of Assets and Liabilities and is included in the receivable/payable for daily variation margin on futures contracts line-items.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	May 31, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $6,721,918,818)	$ 8,497,517,628
Affiliated issuers (cost $464,240,554)	607,457,932
Total Investments (cost $7,186,159,372)		$ 9,104,975,560
Segregated cash with broker for futures contracts		16,277,800
Cash		59,131
Foreign currency held at value (cost $607,069)		607,069
Receivable for investments sold		21,110,174
Receivable for fund shares sold		9,939,851
Dividends receivable		6,330,782
Interest receivable		6,391
Prepaid expenses		55,491
Other receivables		611
Total assets		9,159,362,860

Liabilities
Payable for investments purchased	$ 62,425,375
Payable for fund shares redeemed	3,719,792
Accrued management fee	1,245,945
Payable for daily variation margin on futures contracts	6,601,230
Other affiliated payables	1,102,919
Other payables and accrued expenses	67,961
Total liabilities		75,163,222

Net Assets		$ 9,084,199,638
Net Assets consist of:
Paid in capital		$ 6,666,684,631
Undistributed net investment income		21,946,821
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		454,413,212
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		1,941,154,974
Net Assets, for 617,531,744 shares outstanding		$ 9,084,199,638
Net Asset Value, offering price and redemption price per share ($9,084,199,638 ÷ 617,531,744 shares)		$ 14.71

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended May 31, 2013

Investment Income
Dividends: Unaffiliated issuers		$ 101,323,261
Affiliated issuers		841,243
Interest		46,121
Total income		102,210,625

Expenses
Management fee	$ 36,705,255
Transfer agent fees	11,629,669
Accounting fees and expenses	1,209,576
Custodian fees and expenses	106,445
Independent trustees' compensation	100,542
Registration fees	133,608
Audit	70,151
Legal	60,356
Miscellaneous	102,705
Total expenses before reductions	50,118,307
Expense reductions	(20,349,907)	29,768,400
Net investment income (loss)		72,442,225
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	397,214,222
Foreign currency transactions	(4,658)
Futures contracts	51,374,678
Realized gain distributions from underlying funds:
Unaffiliated issuers	47,567,979
Affiliated issuers	10,756,522
Total net realized gain (loss)		506,908,743
Change in net unrealized appreciation (depreciation) on: Investment securities	1,037,857,793
Assets and liabilities in foreign currencies	5,828
Futures contracts	31,279,137
Total change in net unrealized appreciation (depreciation)		1,069,142,758
Net gain (loss)		1,576,051,501
Net increase (decrease) in net assets resulting from operations		$ 1,648,493,726

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended May 31, 2013	Year ended May 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 72,442,225	$ 44,339,768
Net realized gain (loss)	506,908,743	(17,903,696)
Change in net unrealized appreciation (depreciation)	1,069,142,758	(128,731,135)
Net increase (decrease) in net assets resulting from operations	1,648,493,726	(102,295,063)
Distributions to shareholders from net investment income	(61,852,259)	(42,293,464)
Distributions to shareholders from net realized gain	(1,795,348)	(62,023,631)
Total distributions	(63,647,607)	(104,317,095)
Share transactions Proceeds from sales of shares	2,041,902,018	2,563,078,634
Reinvestment of distributions	63,437,299	104,007,759
Cost of shares redeemed	(2,113,394,338)	(1,753,536,231)
Net increase (decrease) in net assets resulting from share transactions	(8,055,021)	913,550,162
Total increase (decrease) in net assets	1,576,791,098	706,938,004

Net Assets
Beginning of period	7,507,408,540	6,800,470,536
End of period (including undistributed net investment income of $21,946,821 and undistributed net investment income of $12,215,360, respectively)	$ 9,084,199,638	$ 7,507,408,540
Other Information Shares
Sold	153,421,082	219,506,248
Issued in reinvestment of distributions	5,027,641	8,465,781
Redeemed	(159,900,182)	(145,541,293)
Net increase (decrease)	(1,451,459)	82,430,736

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended May 31,	2013	2012	2011 E
Selected Per-Share Data
Net asset value, beginning of period	$ 12.13	$ 12.67	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.12	.07	.07
Net realized and unrealized gain (loss)	2.57	(.43)	2.63
Total from investment operations	2.69	(.36)	2.70
Distributions from net investment income	(.10)	(.07)	(.03)
Distributions from net realized gain	- I	(.11)	-
Total distributions	(.11) J	(.18)	(.03)
Net asset value, end of period	$ 14.71	$ 12.13	$ 12.67
Total Return B,C	22.29%	(2.83)%	27.03%
Ratios to Average Net Assets F
Expenses before reductions	.62%	.62%	.70% A
Expenses net of fee waivers, if any	.37%	.36%	.45% A
Expenses net of all reductions	.37%	.36%	.45% A
Net investment income (loss)	.89%	.61%	.60% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 9,084,200	$ 7,507,409	$ 6,800,471
Portfolio turnover rate G	73%	49% H	47% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period June 2, 2010 (commencement of operations) to May 31, 2011.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amounts do not include the portfolio activity of any Underlying Funds.

H Portfolio turnover rate excludes securities received or delivered in-kind.

I Amount represents less than $.01 per share.

J Total distributions of $.11 per share is comprised of distributions from net investment income of $.103 and distributions from net realized gain of $.003 per share.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended May 31, 2013

1. Organization.

Strategic Advisers Growth Fund (the Fund) is a non-diversified fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Strategic Advisers Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are generally categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of May 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may

Annual Report

2. Significant Accounting Policies - continued

Foreign Currency - continued

arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividend and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

realized gains. As a result, no provision for income taxes is required. As of May 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 1,957,708,287
Gross unrealized depreciation	(44,978,727)
Net unrealized appreciation (depreciation) on securities and other investments	$ 1,912,729,560

Tax Cost	$ 7,192,246,000

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 21,946,821
Undistributed long-term capital gain	$ 482,839,815
Net unrealized appreciation (depreciation)	$ 1,906,127,139

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The tax character of distributions paid was as follows:

	May 31, 2013	May 31, 2012
Ordinary Income	$ 63,647,607	$ 99,420,493
Long-term Capital Gains	-	4,896,602
Total	$ 63,647,607	$ 104,317,095

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of

Annual Report

Notes to Financial Statements - continued

3. Derivative Instruments - continued

Risk Exposures and the Use of Derivative Instruments - continued

numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of activity for the period. Cash deposited to meet initial margin requirements is presented as segregated cash in the Statement of Assets and Liabilities.

Annual Report

3. Derivative Instruments - continued

Futures Contracts - continued

During the period the Fund recognized net realized gain (loss) of $51,374,678 and a change in net unrealized appreciation (depreciation) of $31,279,137 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $5,701,563,818 and $5,555,009,133, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to Strategic Advisers. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to Strategic Advisers to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .95% of the Fund's average net assets. For the period, the total annual management fee rate was .45% of the Fund's average net assets.

During the period, Strategic Advisers waived its management fee as described in the Expense Reduction note.

Sub-Advisers. ClariVest Asset Management LLC, Morgan Stanley Investment Management, Inc., Pyramis Global Advisors, LLC (an affiliate of Strategic Advisers), Waddell & Reed Investment Management Co. and Winslow Capital Management, LLC (through March 15, 2013) each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by Strategic Advisers and not the Fund for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Strategic Advisers, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding ETFs. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .14% of average net assets.

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Accounting Fees. Fidelity Service Company, Inc.(FSC), an affiliate of Strategic Advisers, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $74 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $19,285 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

Strategic Advisers has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2015. During the period, this waiver reduced the Fund's management fee by $20,338,734.

Commissions paid to brokers with whom Strategic Advisers places trades on behalf of the Fund include an amount in addition to trade execution, which is rebated back to the Fund to offset certain expenses. This amount totaled $10,769 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $404.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Growth Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Growth Fund (a fund of Fidelity Rutland Square Trust II) at May 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Growth Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 17, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds advised by Strategic Advisers or an affiliate. Ms. Farrell oversees 20 funds advised by Strategic Advisers or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)

Year of Election or Appointment: 2006

Mr. Servison is Chairman of the Board of Trustees. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)

Year of Election or Appointment: 2012

Mr. Young is Vice President of Fidelity's Asset Allocation Funds (2009-present), President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital and is a member of the Advisory Board of Fidelity Commonwealth Trust II.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Board of Directors of Jobs for Massachusetts (2012-present), National Association of Corporate Directors Chapter (2012-present), and Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board of Fidelity Rutland Square Trust II. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2010

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of other Fidelity Equity and High Income Funds (2008-present) and Assistant Treasurer of other Fidelity Fixed Income and Asset Allocation Funds (2009-present). Mr. Robins is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Marc Bryant (1966)

Year of Election or Appointment: 2010

Secretary and Chief Legal Officer of the fund. Senior Vice President and Deputy General Counsel of Fidelity Investments. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the fund. Ms. Baumann also serves as AML Officer of the Fidelity funds (2012-present) and The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Nicholas E. Steck (1964)

Year of Election or Appointment: 2009

Chief Financial Officer of the fund. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)

Year of Election or Appointment: 2013

Chief Compliance Officer of the Fund. Mr. Treff also serves as Senior Vice President of Asset Management Compliance (2013-present). Previously, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2011

Vice President and Assistant Treasurer of the fund. Mr. Deberghes also serves as Assistant Treasurer (2010-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer of the fund. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds, Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2013-present), and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of the Fidelity funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the fund. Mr. Davis is also Assistant Treasurer of certain Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Margaret A. Carey (1973)

Year of Election or Appointment: 2009

Assistant Secretary of the fund. Ms. Carey also serves as Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present). Previously, Ms. Carey served as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Growth Fund voted to pay on July 8, 2013, to shareholders of record at the opening of business on July 5, 2013, a distribution of $0.769 per share derived from capital gains realized from sales of portfolio securities and a dividend of $0.035 per share from net investment income.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2013, $497,938,728, or, if subsequently determined to be different, the net capital gain of such year.

The fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

The fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for the purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Growth Fund

On December 6, 2012, the Board of Trustees, including the Independent Trustees (together, the Board), voted at an in-person meeting to approve a new sub-advisory agreement (the New Sub-Advisory Agreement) with ClariVest Asset Management LLC (ClariVest) for the fund due to a change in the ownership of a minority interest in ClariVest's that effectively terminated the current sub-advisory agreement with ClariVest (Current Sub-Advisory Agreement). The terms of the New Sub-Advisory Agreement are identical to those of the Current Sub-Advisory Agreement, except with respect to the date of execution.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the New Sub-Advisory Agreement.

In considering whether to approve the New Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the New Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the New Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the New Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered that it reviewed information regarding the staffing within ClariVest, including the backgrounds and compensation of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy in connection with the annual renewal of the Current Sub-Advisory Agreement at its September 2012 Board meeting.

The Board considered that the New Sub-Advisory Agreement will not result in any changes to the services provided to the fund. The Board also considered ClariVest's representation that the New Sub-Advisory Agreement would not result in any changes to (i) the investment process or strategies employed in the management of the fund's assets or (ii) the day-to-day management of the fund or the persons primarily responsible for such management.

Annual Report

Investment Performance. The Board also considered that it reviewed historical investment performance of ClariVest in managing fund assets in connection with the Board's renewal of the Current Sub-Advisory Agreement. The Board did not consider performance to be a material factor in its decision to approve the New Sub-Advisory Agreement because the New Sub-Advisory Agreement would not result in any changes to the fund's investment processes or strategies or in the persons primarily responsible for the day-to-day management of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the New Sub-Advisory Agreement will continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered that the New Sub-Advisory Agreement would not result in any changes to the amount and nature of fees to be paid by the fund to Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to ClariVest or the fund's total operating expenses. The Board also considered that it received and considered materials relating to its review of the advisory fees paid to ClariVest and the management fee paid by the fund to Strategic Advisers in connection with the annual renewal of the Current Sub-Advisory Agreement at its September 2012 Board meeting. Because there are no expected changes to the advisory fees paid to ClariVest, the fund's management fee, the fund's maximum aggregate annual management fee rate, Strategic Advisers' contractual management fee waiver for the fund, and total fund expenses under the New Sub-Advisory Agreement, the Board will review the fund's management fee structure and total expenses in connection with its future renewal of the New Sub-Advisory Agreement.

Based on its review, the Board concluded that the fund's management fee structure and total expenses continue to bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the New Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the fund's investment performance or costs of services and profitability to be significant factors in its decision to approve the New Sub-Advisory Agreement.

Potential Fall-Out Benefits. The Board considered that it reviewed information regarding the potential for direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers at its September 2012 Board meeting.

Possible Economies of Scale. The Board considered that the New Sub-Advisory Agreement, like the Current Sub-Advisory Agreement, provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees will accrue directly to shareholders. The Board also considered that it reviewed whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers at its September 2012 Board meeting.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the New Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the New Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the New Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

ClariVest Asset Management LLC

Morgan Stanley Investment Management Inc.

Pyramis Global Advisors, LLC

Waddell & Reed Investment
Management Company

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

SGF-UANN-0713
1.922642.103

Strategic Advisers®
Core Multi-Manager Fund

Annual Report

May 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended May 31, 2013	Past 1 year	Life of fund A
Strategic Advisers® Core Multi-Manager Fund	26.33%	21.05%

A From November 16, 2011.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Core Multi-Manager Fund, a class of the fund, on November 16, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks settled into a fifth year and two major equity benchmarks reached further into record territory during the 12 months ending May 31, 2013, as gains in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for most of the period. Optimism over the nation's jobs picture and housing market teamed up with solid corporate earnings to make stocks a favorite with investors during the 12 months. The broad-based S&P 500® Index finished the period up 27.28% after setting a series of new highs, while the blue-chip Dow Jones Industrial AverageSM also moved into record territory en route to gaining 25.26% for the 12 months. The growth-oriented Nasdaq Composite Index® advanced 23.97%. During the year, markets shrugged off some intermittent volatility over debt woes in Europe, the U.S. presidential election and Congressional gridlock over the federal budget. The year's gains were broad-based, with nine of the 10 sectors in the S&P 500® posting a double-digit increase, led by financials (+45%), health care (+36%) and consumer discretionary (+33%), while the lone single-digit performer, utilities (+9%), finished at the back of the pack. Despite the headwind of U.S. dollar strength versus the yen, foreign developed markets surged back from early-period lows, with the MSCI® EAFE® Index returning 31.77%.

Comments from John Stone, Portfolio Manager of Strategic Advisers® Core Multi-Manager Fund: For the year, Strategic Advisers® Core Multi-Manager Fund (a class of the Fund) returned 26.33%, trailing the S&P 500®. Relative to the benchmark, sub-adviser OppenheimerFunds was the only manager to notably detract, as its performance was hampered by adverse security selection in multiple sectors, particularly information technology, telecommunication services and utilities. Additionally, a small position in an exchange-traded fund (ETF) focused on consumer staples nicked the Fund's return. On the plus side, sub-adviser Pyramis Global Advisors was the top relative contributor, because its generally higher-risk strategy resulted in significant mid-cap holdings, and mid-cap stocks outpaced the S&P 500®. T. Rowe Price - by far the Fund's largest manager allocation - also contributed. T. Rowe Price's strategy is designed to closely track the market's overall performance, and it slightly outperformed in a rising market, led by solid stock picks in consumer staples, materials and telecom. Lastly, First Eagle Investment Management provided a modest boost to relative performance, thanks, in part, to a decision during the third quarter of 2012 to emphasize defensive stocks, which paid off during the early months of 2013, when sectors considered to be more defensive performed well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2012 to May 31, 2013) for Core Multi-Manager and for the entire period (December 18, 2012 to May 31, 2013) for Class F. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (December 1, 2012 to May 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense RatioB	Beginning Account Value	Ending Account Value May 31, 2013	Expenses Paid During Period
Core Multi-Manager	.97%
Actual		$ 1,000.00	$ 1,156.10	$ 5.21C
HypotheticalA		$ 1,000.00	$ 1,020.09	$ 4.89D
Class F	.87%
Actual		$ 1,000.00	$ 1,132.20	$ 4.19C
HypotheticalA		$ 1,000.00	$ 1,020.59	$ 4.38D

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Actual expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period) for Core Multi-Manager and multiplied by 165/365 (to reflect the period December 18, 2012 to May 31, 2013) for Class F. The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of May 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	2.8	4.0
Exxon Mobil Corp.	1.7	2.0
JPMorgan Chase & Co.	1.7	1.3
Microsoft Corp.	1.6	1.3
Chevron Corp.	1.6	1.4
Pfizer, Inc.	1.6	1.3
Google, Inc. Class A	1.5	1.4
Citigroup, Inc.	1.5	1.1
Johnson & Johnson	1.2	1.2
Berkshire Hathaway, Inc. Class B	1.1	0.7
	16.3
Top Five Market Sectors as of May 31, 2013
(Stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	15.9	18.2
Financials	14.9	13.1
Consumer Discretionary	14.1	12.5
Industrials	11.5	11.4
Health Care	11.4	12.1
Asset Allocation (% of fund's net assets)
As of May 31, 2013	As of November 30, 2012
Stocks 95.0%	Stocks 95.8%
Corporate Bonds 0.0%*	Corporate Bonds 0.0%*
Sector Funds 1.1%	Sector Funds 1.0%
Short-Term Investments and Net Other Assets (Liabilities) 3.9%	Short-Term Investments and Net Other Assets (Liabilities) 3.2%

* Amount represents less than 0.1%
Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments May 31, 2013

Showing Percentage of Net Assets

Common Stocks - 94.9%
	Shares	Value
CONSUMER DISCRETIONARY - 14.1%
Auto Components - 0.3%
Delphi Automotive PLC	1,969	$ 96,107
Johnson Controls, Inc.	2,000	74,720
Tenneco, Inc. (a)	61	2,706
TRW Automotive Holdings Corp. (a)	900	57,015
		230,548
Automobiles - 1.1%
Ford Motor Co.	23,221	364,105
General Motors Co. (a)	8,456	286,574
Harley-Davidson, Inc.	1,379	75,211
Honda Motor Co. Ltd.	100	3,712
		729,602
Diversified Consumer Services - 0.0%
Anhanguera Educacional Participacoes SA	1,200	7,345
H&R Block, Inc.	554	16,216
Kroton Educacional SA	400	5,734
		29,295
Hotels, Restaurants & Leisure - 1.3%
Bloomin' Brands, Inc.	300	6,978
Brinker International, Inc.	458	17,958
Carnival Corp. unit	3,700	122,470
Chipotle Mexican Grill, Inc. (a)	200	72,200
Club Mediterranee SA (a)	100	2,297
Hyatt Hotels Corp. Class A (a)	94	3,865
Icahn Enterprises LP rights	776	0
Las Vegas Sands Corp.	3,237	187,422
McDonald's Corp.	1,000	96,570
Panera Bread Co. Class A (a)	200	38,366
Penn National Gaming, Inc. (a)	18	991
Ruth's Hospitality Group, Inc.	121	1,355
Spur Corp. Ltd.	300	880
Starbucks Corp.	2,902	183,029
Starwood Hotels & Resorts Worldwide, Inc.	1,400	95,620
Texas Roadhouse, Inc. Class A	385	9,105
Tim Hortons, Inc.	1,000	53,210
Yum! Brands, Inc.	234	15,854
		908,170
Household Durables - 0.4%
Harman International Industries, Inc.	600	31,860
Lennar Corp. Class A	1,100	43,252
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Mohawk Industries, Inc. (a)	835	$ 92,827
Taylor Morrison Home Corp.	2,095	54,114
Taylor Wimpey PLC	3,992	6,014
Toll Brothers, Inc. (a)	200	6,834
Whirlpool Corp.	70	8,943
		243,844
Internet & Catalog Retail - 1.1%
Amazon.com, Inc. (a)	1,483	398,971
Liberty Media Corp. Interactive Series A (a)	251	5,635
Netflix, Inc. (a)	400	90,500
Ocado Group PLC (a)	1,311	5,414
priceline.com, Inc. (a)	330	265,297
		765,817
Leisure Equipment & Products - 0.2%
Amer Group PLC (A Shares)	220	4,052
BRP, Inc.	55	1,313
Brunswick Corp.	209	7,016
Hasbro, Inc.	1,400	62,272
Mattel, Inc.	1,733	77,552
Polaris Industries, Inc.	49	4,680
		156,885
Media - 4.8%
Antena 3 de Television SA	100	660
CBS Corp. Class B	2,518	124,641
Comcast Corp.:
Class A	6,970	279,846
Class A (special) (non-vtg.)	3,670	142,396
DIRECTV (a)	4,176	255,279
Discovery Communications, Inc. Class C (non-vtg.) (a)	800	55,976
DISH Network Corp. Class A	5,443	209,773
Interpublic Group of Companies, Inc.	3,700	52,614
Ipsos SA	100	3,607
Lamar Advertising Co. Class A (a)	3,442	160,845
Liberty Global, Inc. Class A (a)	3,593	264,804
Liberty Media Corp. Class A (a)	810	101,137
MDC Partners, Inc. Class A (sub. vtg.)	649	11,442
News Corp. Class A	4,570	146,743
Omnicom Group, Inc.	100	6,213
The Walt Disney Co.	4,724	297,990
Time Warner Cable, Inc.	4,750	453,673
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - continued
Time Warner, Inc.	4,539	$ 264,941
Valassis Communications, Inc.	100	2,599
Viacom, Inc. Class B (non-vtg.)	6,323	416,622
		3,251,801
Multiline Retail - 1.5%
Dollar Tree, Inc. (a)	2,300	110,492
Kohl's Corp.	2,100	107,961
Macy's, Inc.	6,525	315,419
PPR SA	35	7,652
Target Corp.	6,622	460,229
The Bon-Ton Stores, Inc.	100	2,129
		1,003,882
Specialty Retail - 2.8%
American Eagle Outfitters, Inc.	441	8,727
Ascena Retail Group, Inc. (a)	287	5,835
AutoZone, Inc. (a)	709	289,860
Bed Bath & Beyond, Inc. (a)	62	4,232
Body Central Corp. (a)	504	6,194
CarMax, Inc. (a)	3,900	182,403
Express, Inc. (a)	417	9,091
Foot Locker, Inc.	99	3,398
Francescas Holdings Corp. (a)	196	5,596
Gap, Inc.	5,155	209,035
GNC Holdings, Inc.	116	5,223
Home Depot, Inc.	6,092	479,197
Kingfisher PLC	1,000	5,251
L Brands, Inc.	1,897	94,869
Lowe's Companies, Inc.	2,382	100,306
OfficeMax, Inc.	469	6,111
Rent-A-Center, Inc.	333	12,181
Ross Stores, Inc.	2,776	178,497
Staples, Inc.	100	1,500
SuperGroup PLC (a)	500	5,865
TJX Companies, Inc.	5,276	267,018
		1,880,389
Textiles, Apparel & Luxury Goods - 0.6%
Coach, Inc.	56	3,263
Fossil, Inc. (a)	400	42,480
lululemon athletica, Inc. (a)	500	38,905
NIKE, Inc. Class B	2,247	138,550
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
PVH Corp.	1,110	$ 127,861
Ralph Lauren Corp.	300	52,527
VF Corp.	32	5,884
		409,470
TOTAL CONSUMER DISCRETIONARY		9,609,703
CONSUMER STAPLES - 8.5%
Beverages - 2.2%
Anheuser-Busch InBev SA NV	100	9,209
Beam, Inc.	49	3,177
Coca-Cola Enterprises, Inc.	3,100	115,196
Constellation Brands, Inc. Class A (sub. vtg.) (a)	3,337	176,894
Cott Corp.	690	5,650
Dr. Pepper Snapple Group, Inc.	1,681	77,292
Molson Coors Brewing Co. Class B	1,055	52,128
Monster Beverage Corp. (a)	1,778	97,061
PepsiCo, Inc.	7,316	590,913
Remy Cointreau SA	23	2,666
SABMiller PLC	100	5,060
The Coca-Cola Co.	9,311	372,347
		1,507,593
Food & Staples Retailing - 2.0%
Carrefour SA	20	593
Costco Wholesale Corp.	1,400	153,538
CVS Caremark Corp.	5,679	326,997
Kroger Co.	4,100	138,047
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	100	4,738
Sysco Corp.	1,465	49,517
Wal-Mart Stores, Inc.	7,208	539,447
Walgreen Co.	503	24,023
Whole Foods Market, Inc.	2,400	124,464
		1,361,364
Food Products - 1.5%
Amira Nature Foods Ltd.	300	2,673
Archer Daniels Midland Co.	2,500	80,575
Astral Foods Ltd.	249	2,209
Bunge Ltd.	136	9,466
ConAgra Foods, Inc.	3,135	105,618
Danone SA	67	4,941
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - continued
General Mills, Inc.	3,600	$ 169,488
Green Mountain Coffee Roasters, Inc. (a)	983	71,887
Hilton Food Group PLC	400	2,145
Ingredion, Inc.	65	4,428
Kellogg Co.	3,062	189,997
Kraft Foods Group, Inc.	2,882	158,885
Marine Harvest ASA	5,922	6,176
Mead Johnson Nutrition Co. Class A	100	8,107
Mondelez International, Inc.	3,860	113,716
The J.M. Smucker Co.	635	64,110
		994,421
Household Products - 1.3%
Colgate-Palmolive Co.	1,200	69,408
Energizer Holdings, Inc.	879	84,129
Henkel AG & Co. KGaA	168	13,778
Procter & Gamble Co.	9,297	713,638
Svenska Cellulosa AB (SCA) (B Shares)	500	12,494
Unicharm Corp.	100	5,592
		899,039
Personal Products - 0.3%
Avon Products, Inc.	6,600	155,562
Estee Lauder Companies, Inc. Class A	73	4,948
Hengan International Group Co. Ltd.	500	5,529
Herbalife Ltd.	118	5,507
Nu Skin Enterprises, Inc. Class A	15	882
		172,428
Tobacco - 1.2%
Altria Group, Inc.	2,148	77,543
British American Tobacco PLC (United Kingdom)	200	10,990
Japan Tobacco, Inc.	600	20,420
Philip Morris International, Inc.	7,834	712,189
		821,142
TOTAL CONSUMER STAPLES		5,755,987
ENERGY - 9.5%
Energy Equipment & Services - 1.7%
Baker Hughes, Inc.	900	40,932
BW Offshore Ltd.	5,199	6,937
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
Cameron International Corp. (a)	1,837	$ 111,818
Cathedral Energy Services Ltd.	655	2,906
Ensco PLC Class A	364	21,902
Essential Energy Services Ltd.	2,252	5,409
FMC Technologies, Inc. (a)	1,600	89,056
Halliburton Co.	428	17,912
McDermott International, Inc. (a)	900	8,595
National Oilwell Varco, Inc.	4,741	333,292
Noble Corp.	932	36,115
Schlumberger Ltd.	6,150	449,135
Vantage Drilling Co. (a)	4,228	8,118
Xtreme Drilling & Coil Services Corp. (a)	2,042	5,220
Xtreme Drilling & Coil Services Corp. (c)	600	1,534
		1,138,881
Oil, Gas & Consumable Fuels - 7.8%
Access Midstream Partners LP	200	8,604
Americas Petrogas, Inc. (a)	1,200	1,840
Americas Petrogas, Inc. (a)(c)	2,000	3,067
Anadarko Petroleum Corp.	1,743	152,460
Apache Corp.	2,956	242,776
Atlas Energy LP	40	1,960
Atlas Pipeline Partners LP	219	8,149
BPZ Energy, Inc. (a)	1,622	3,130
Cabot Oil & Gas Corp.	623	43,834
Chevron Corp.	8,605	1,056,264
Cimarex Energy Co.	500	35,070
Cobalt International Energy, Inc. (a)	400	10,376
Concho Resources, Inc. (a)	220	18,405
ConocoPhillips	3,205	196,595
CONSOL Energy, Inc.	1,290	44,737
Crown Point Energy, Inc. (c)	1,560	361
Devon Energy Corp.	1,588	90,278
Double Eagle Petroleum Co. (a)	633	2,608
Energen Corp.	235	12,735
EOG Resources, Inc.	913	117,868
EQT Corp.	956	76,365
Exxon Mobil Corp.	12,840	1,161,635
Hess Corp.	2,100	141,561
InterOil Corp. (a)	291	24,156
Kinder Morgan Holding Co. LLC	4,367	165,859
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Magellan Midstream Partners LP	50	$ 2,600
Marathon Petroleum Corp.	76	6,270
Markwest Energy Partners LP	233	15,341
Noble Energy, Inc.	1,412	81,402
Northern Oil & Gas, Inc. (a)	1,361	17,924
Occidental Petroleum Corp.	4,242	390,561
Painted Pony Petroleum Ltd. (c)	200	1,804
Painted Pony Petroleum Ltd. Class A (a)	335	3,021
Pan Orient Energy Corp.	100	163
Peabody Energy Corp.	3,941	77,519
Phillips 66	2,691	179,140
Pioneer Natural Resources Co.	722	100,127
Range Resources Corp.	1,000	75,180
Royal Dutch Shell PLC Class A sponsored ADR	180	11,947
Southcross Energy Partners LP	200	4,492
Southwestern Energy Co. (a)	1,800	67,842
Spectra Energy Corp.	2,800	85,596
Suncor Energy, Inc.	164	4,975
TAG Oil Ltd. (a)	2,160	6,521
TAG Oil Ltd. (c)	100	302
Talisman Energy, Inc.	1,000	11,700
Talisman Energy, Inc. (United States)	1,800	21,024
Tesoro Corp.	2,986	184,087
The Williams Companies, Inc.	4,447	156,445
Valero Energy Corp.	2,881	117,055
WPX Energy, Inc. (a)	2,366	45,569
		5,289,300
TOTAL ENERGY		6,428,181
FINANCIALS - 14.9%
Capital Markets - 1.9%
AllianceBernstein Holding LP	200	5,060
Ameriprise Financial, Inc.	1,572	128,149
BlackRock, Inc. Class A	45	12,564
E*TRADE Financial Corp. (a)	1,300	15,119
Franklin Resources, Inc.	500	77,405
Goldman Sachs Group, Inc.	585	94,817
GP Investments Ltd. Class A (depositary receipt) (a)	2,353	5,207
ICG Group, Inc. (a)	186	2,066
Invesco Ltd.	5,046	170,252
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
KKR & Co. LP	371	$ 7,227
Monex Group, Inc.	21	7,759
Morgan Stanley	12,016	311,214
Northern Trust Corp.	2,300	133,745
Oaktree Capital Group LLC	148	7,718
State Street Corp.	3,400	225,012
TD Ameritrade Holding Corp.	2,100	49,224
The Blackstone Group LP	338	7,399
UBS AG (NY Shares)	1,259	22,070
		1,282,007
Commercial Banks - 2.2%
Bank of Ireland (a)	100	23
Barclays PLC sponsored ADR	800	15,352
CIT Group, Inc. (a)	2,763	127,319
Commerce Bancshares, Inc.	105	4,570
Guaranty Trust Bank PLC GDR (Reg. S)	300	2,670
Itau Unibanco Holding SA sponsored ADR	210	3,158
M&T Bank Corp.	165	17,309
PNC Financial Services Group, Inc.	2,800	200,592
PT Bank Rakyat Indonesia Tbk	500	452
Regions Financial Corp.	7,900	72,127
Sberbank (Savings Bank of the Russian Federation) sponsored ADR	200	2,448
U.S. Bancorp	8,176	286,651
Wells Fargo & Co.	18,441	747,783
Zions Bancorporation	1,700	47,685
		1,528,139
Consumer Finance - 1.2%
American Express Co.	6,626	501,654
Capital One Financial Corp.	3,386	206,309
Discover Financial Services	2,467	116,960
SLM Corp.	446	10,588
		835,511
Diversified Financial Services - 4.6%
Bank of America Corp.	33,517	457,842
Citigroup, Inc.	19,151	995,660
CME Group, Inc.	2,135	145,031
IntercontinentalExchange, Inc. (a)	735	125,839
JPMorgan Chase & Co.	21,189	1,156,708
McGraw-Hill Companies, Inc.	2,506	136,702
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - continued
Moody's Corp.	432	$ 28,702
MSCI, Inc. Class A (a)	858	30,236
ORIX Corp.	300	3,979
PICO Holdings, Inc. (a)	827	18,682
		3,099,381
Insurance - 3.5%
ACE Ltd.	111	9,954
AFLAC, Inc.	163	9,077
Allied World Assurance Co. Holdings Ltd.	53	4,739
Allstate Corp.	5,100	246,024
American International Group, Inc. (a)	6,575	292,325
Arthur J. Gallagher & Co.	100	4,368
Assured Guaranty Ltd.	1,075	24,317
Axis Capital Holdings Ltd.	59	2,570
Berkshire Hathaway, Inc. Class B (a)	6,836	779,783
Everest Re Group Ltd.	42	5,444
Fairfax Financial Holdings Ltd. (sub. vtg.)	11	4,442
Lincoln National Corp.	958	34,162
Loews Corp.	1,300	59,566
Marsh & McLennan Companies, Inc.	6,820	272,936
MetLife, Inc.	5,549	245,321
Progressive Corp.	4,800	122,352
Prudential Financial, Inc.	150	10,346
The Travelers Companies, Inc.	113	9,460
Validus Holdings Ltd.	100	3,611
XL Group PLC Class A	7,700	242,011
		2,382,808
Real Estate Investment Trusts - 1.3%
American Tower Corp.	2,910	226,514
AvalonBay Communities, Inc.	600	79,596
Beni Stabili SpA SIIQ	8,026	5,638
Boston Properties, Inc.	500	53,290
CBL & Associates Properties, Inc.	302	6,943
Corrections Corp. of America	78	2,742
Cousins Properties, Inc.	267	2,755
Douglas Emmett, Inc.	247	6,296
Education Realty Trust, Inc.	620	6,485
General Growth Properties, Inc.	1,000	20,530
Lexington Corporate Properties Trust	500	6,295
Parkway Properties, Inc.	100	1,718
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Piedmont Office Realty Trust, Inc. Class A	142	$ 2,697
Prologis, Inc.	156	6,287
Public Storage	100	15,180
Retail Properties America, Inc.	100	1,526
Simon Property Group, Inc.	1,200	199,728
SL Green Realty Corp.	506	44,012
Vornado Realty Trust	1,300	103,935
Westfield Group unit	425	4,665
Weyerhaeuser Co.	2,243	66,886
		863,718
Real Estate Management & Development - 0.1%
Atrium European Real Estate Ltd.	78	461
CBRE Group, Inc. (a)	839	19,448
CSI Properties Ltd.	60,000	2,662
Jones Lang LaSalle, Inc.	22	2,020
LEG Immobilien AG	37	2,111
Realogy Holdings Corp.	1,055	54,480
		81,182
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. (a)	800	4,944
Radian Group, Inc.	5,225	67,246
		72,190
TOTAL FINANCIALS		10,144,936
HEALTH CARE - 11.4%
Biotechnology - 1.8%
Achillion Pharmaceuticals, Inc. (a)	267	2,227
Alexion Pharmaceuticals, Inc. (a)	900	87,786
Alnylam Pharmaceuticals, Inc. (a)	513	15,713
Amgen, Inc.	2,776	279,071
Array Biopharma, Inc. (a)	200	1,168
Biogen Idec, Inc. (a)	878	208,516
Biovitrum AB (a)	689	4,286
Celgene Corp. (a)	800	98,920
CSL Ltd.	18	1,024
Cytos Biotechnology AG (a)	7	29
Dynavax Technologies Corp. (a)	2,600	6,786
Elan Corp. PLC sponsored ADR (a)	962	12,179
Gentium SpA sponsored ADR (a)	200	1,678
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
Gilead Sciences, Inc. (a)	7,151	$ 389,586
Grifols SA ADR	367	10,004
Infinity Pharmaceuticals, Inc. (a)	447	12,047
Insmed, Inc. (a)	94	1,261
Isis Pharmaceuticals, Inc. (a)	211	4,568
KaloBios Pharmaceuticals, Inc.	323	1,645
KaloBios Pharmaceuticals, Inc.	100	566
Medivation, Inc. (a)	47	2,282
Merrimack Pharmaceuticals, Inc. (a)	180	997
Novavax, Inc. (a)	500	955
Onyx Pharmaceuticals, Inc. (a)	41	3,913
Quintiles Transnational Holdings, Inc.	539	23,738
Theravance, Inc. (a)	409	14,331
Vertex Pharmaceuticals, Inc. (a)	659	52,924
		1,238,200
Health Care Equipment & Supplies - 1.9%
Abbott Laboratories	5,528	202,712
Ansell Ltd.	132	2,175
Baxter International, Inc.	5,954	418,745
Boston Scientific Corp. (a)	894	8,261
C.R. Bard, Inc.	300	30,927
Covidien PLC	3,722	236,719
DENTSPLY International, Inc.	2,200	91,872
Edwards Lifesciences Corp. (a)	400	26,584
Genmark Diagnostics, Inc. (a)	427	6,362
Hill-Rom Holdings, Inc.	200	7,226
Intuitive Surgical, Inc. (a)	50	24,877
Sirona Dental Systems, Inc. (a)	67	4,753
Stryker Corp.	1,858	123,353
Trinity Biotech PLC sponsored ADR	100	1,753
Zimmer Holdings, Inc.	1,000	78,510
		1,264,829
Health Care Providers & Services - 2.2%
Accretive Health, Inc. (a)	654	7,443
Aetna, Inc.	2,100	126,798
AmerisourceBergen Corp.	1,233	66,681
AmSurg Corp. (a)	127	4,512
BioScrip, Inc. (a)	371	5,187
Brookdale Senior Living, Inc. (a)	1,108	31,412
DaVita, Inc. (a)	74	9,181
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Emeritus Corp. (a)	400	$ 10,168
Express Scripts Holding Co. (a)	5,681	352,904
HCA Holdings, Inc.	5,747	224,478
McKesson Corp.	2,336	265,977
MEDNAX, Inc. (a)	47	4,363
Qualicorp SA (a)	600	5,309
Quest Diagnostics, Inc.	800	49,472
UnitedHealth Group, Inc.	5,877	368,077
		1,531,962
Life Sciences Tools & Services - 0.5%
Agilent Technologies, Inc.	3,770	171,347
Life Technologies Corp. (a)	100	7,410
Lonza Group AG	54	4,035
Thermo Fisher Scientific, Inc.	1,500	132,450
		315,242
Pharmaceuticals - 5.0%
AbbVie, Inc.	7,954	339,556
Actavis, Inc. (a)	876	108,002
Allergan, Inc.	823	81,880
AVANIR Pharmaceuticals Class A (a)	440	1,461
Biodelivery Sciences International, Inc. (a)	710	3,124
Bristol-Myers Squibb Co.	240	11,042
Cadence Pharmaceuticals, Inc. (a)	1,705	11,338
Dechra Pharmaceuticals PLC	200	2,079
Eli Lilly & Co.	2,300	122,268
Endo Health Solutions, Inc. (a)	293	10,636
GlaxoSmithKline PLC	500	12,937
Horizon Pharma, Inc.	1,995	4,728
Horizon Pharma, Inc.:
warrants 2/28/17 (a)	172	0
warrants 9/25/17 (a)	550	0
Jazz Pharmaceuticals PLC (a)	106	7,205
Johnson & Johnson	9,863	830,267
Merck & Co., Inc.	14,459	675,235
Optimer Pharmaceuticals, Inc. (a)	100	1,488
Pfizer, Inc.	38,499	1,048,328
Sanofi SA	619	66,003
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Warner Chilcott PLC	500	$ 9,600
Zoetis, Inc. Class A	1,625	52,000
		3,399,177
TOTAL HEALTH CARE		7,749,410
INDUSTRIALS - 11.5%
Aerospace & Defense - 3.6%
Finmeccanica SpA (a)	600	3,350
General Dynamics Corp.	61	4,703
Honeywell International, Inc.	6,863	538,471
L-3 Communications Holdings, Inc.	418	35,568
Lockheed Martin Corp.	1,185	125,409
Meggitt PLC	1,300	10,518
Northrop Grumman Corp.	2,717	223,854
Precision Castparts Corp.	900	192,528
Textron, Inc.	2,842	76,620
The Boeing Co.	6,397	633,431
United Technologies Corp.	6,400	607,360
		2,451,812
Air Freight & Logistics - 0.8%
C.H. Robinson Worldwide, Inc.	400	22,676
Expeditors International of Washington, Inc.	500	19,515
FedEx Corp.	1,300	125,242
United Parcel Service, Inc. Class B	4,158	357,172
		524,605
Airlines - 0.4%
Copa Holdings SA Class A	12	1,576
Delta Air Lines, Inc. (a)	2,159	38,884
easyJet PLC	100	1,924
United Continental Holdings, Inc. (a)	2,400	77,904
US Airways Group, Inc. (a)	9,409	165,316
		285,604
Building Products - 0.1%
Armstrong World Industries, Inc. (a)	38	1,975
Masco Corp.	1,177	24,741
Ply Gem Holdings, Inc.	434	10,025
		36,741
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - 1.2%
ADT Corp.	1,417	$ 57,516
Cintas Corp.	400	18,262
Iron Mountain, Inc.	1,800	64,512
Multiplus SA	500	8,082
Republic Services, Inc.	2,215	75,532
Stericycle, Inc. (a)	700	76,832
Swisher Hygiene, Inc. (Canada) (a)	390	406
Tyco International Ltd.	15,728	531,764
Waste Management, Inc.	111	4,654
West Corp.	100	2,290
		839,850
Construction & Engineering - 0.0%
AECOM Technology Corp. (a)	117	3,602
Boart Longyear Ltd.	1,295	832
Fluor Corp.	63	3,982
MasTec, Inc. (a)	190	6,042
URS Corp.	120	5,813
		20,271
Electrical Equipment - 0.4%
Alstom SA	208	7,874
AMETEK, Inc.	186	8,026
Eaton Corp. PLC	2,083	137,603
Emerson Electric Co.	281	16,146
Generac Holdings, Inc.	220	8,910
Hubbell, Inc. Class B	472	47,403
Polypore International, Inc. (a)	100	3,762
Prysmian SpA	400	8,604
Regal-Beloit Corp.	139	9,384
Roper Industries, Inc.	63	7,826
		255,538
Industrial Conglomerates - 1.8%
3M Co.	2,500	275,675
Carlisle Companies, Inc.	77	5,037
Danaher Corp.	5,504	340,257
General Electric Co.	26,746	623,717
Koninklijke Philips Electronics NV	200	5,663
Reunert Ltd.	116	822
		1,251,171
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - 1.4%
Actuant Corp. Class A	212	$ 7,208
Cummins, Inc.	1,898	227,058
Deere & Co.	1,000	87,110
Dover Corp.	65	5,086
Flowserve Corp.	1,604	269,681
GEA Group AG	80	2,925
Global Brass & Copper Holdings, Inc.	300	3,960
Harsco Corp.	200	4,676
Illinois Tool Works, Inc.	172	12,062
Ingersoll-Rand PLC	1,011	58,163
Joy Global, Inc.	1,245	67,330
Manitowoc Co., Inc.	770	16,178
Parker Hannifin Corp.	1,000	99,760
Pentair Ltd.	169	9,843
Stanley Black & Decker, Inc.	732	57,989
Terex Corp. (a)	850	30,490
Timken Co.	120	6,811
		966,330
Marine - 0.0%
Ultrapetrol (Bahamas) Ltd. (a)	1,088	3,177
Professional Services - 0.2%
CRA International, Inc. (a)	200	3,582
Dun & Bradstreet Corp.	100	9,814
Manpower, Inc.	47	2,692
Michael Page International PLC	800	4,677
Randstad Holding NV	57	2,445
Robert Half International, Inc.	700	24,332
Towers Watson & Co.	901	69,990
Verisk Analytics, Inc. (a)	37	2,176
		119,708
Road & Rail - 1.4%
Canadian National Railway Co.	513	52,060
Con-way, Inc.	31	1,179
CSX Corp.	7,663	193,184
Norfolk Southern Corp.	3,803	291,272
Union Pacific Corp.	2,529	391,034
		928,729
Trading Companies & Distributors - 0.2%
Fastenal Co.	900	46,962
Houston Wire & Cable Co.	416	5,828
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Trading Companies & Distributors - continued
W.W. Grainger, Inc.	200	$ 51,488
Watsco, Inc.	85	7,416
WESCO International, Inc. (a)	132	9,802
		121,496
TOTAL INDUSTRIALS		7,805,032
INFORMATION TECHNOLOGY - 15.9%
Communications Equipment - 2.3%
Cisco Systems, Inc.	29,069	699,982
Juniper Networks, Inc. (a)	2,500	44,325
Motorola Solutions, Inc.	1,100	63,756
QUALCOMM, Inc.	11,692	742,208
		1,550,271
Computers & Peripherals - 3.5%
Apple, Inc.	4,266	1,918,324
Dell, Inc.	11,000	146,850
EMC Corp.	8,056	199,467
Hewlett-Packard Co.	1,418	34,628
NCR Corp. (a)	288	9,619
NetApp, Inc.	1,500	56,295
Western Digital Corp.	826	52,302
		2,417,485
Electronic Equipment & Components - 0.3%
Amphenol Corp. Class A	1,278	99,556
Corning, Inc.	3,952	60,742
Jabil Circuit, Inc.	291	5,837
TE Connectivity Ltd.	282	12,518
		178,653
Internet Software & Services - 2.4%
Active Network, Inc. (a)	600	4,014
Akamai Technologies, Inc. (a)	1,500	69,180
Demandware, Inc. (a)	100	3,061
eBay, Inc. (a)	7,387	399,637
Facebook, Inc. Class A	2,868	69,836
Google, Inc. Class A (a)	1,193	1,038,399
Halogen Software, Inc.	100	1,278
Mail.Ru Group Ltd. GDR (Reg. S)	200	5,584
Marketo, Inc.	100	2,367
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Velti PLC (a)	1,880	$ 3,309
Velti PLC (d)	976	1,546
VeriSign, Inc. (a)	1,300	61,152
		1,659,363
IT Services - 2.8%
Accenture PLC Class A	2,053	168,572
Amdocs Ltd.	1,050	37,485
Automatic Data Processing, Inc.	1,800	123,696
Cognizant Technology Solutions Corp. Class A (a)	714	46,160
EPAM Systems, Inc. (a)	335	7,759
EVERTEC, Inc.	200	4,004
ExlService Holdings, Inc. (a)	132	3,872
Fidelity National Information Services, Inc.	1,993	89,486
IBM Corp.	3,094	643,614
MasterCard, Inc. Class A	509	290,257
Sapient Corp. (a)	565	7,277
Total System Services, Inc.	300	7,053
Unisys Corp. (a)	204	4,213
Virtusa Corp. (a)	200	4,692
Visa, Inc. Class A	2,457	437,690
		1,875,830
Office Electronics - 0.0%
Xerox Corp.	1,724	15,154
Semiconductors & Semiconductor Equipment - 1.3%
Altera Corp.	3,320	110,191
Analog Devices, Inc.	135	6,201
Applied Materials, Inc.	4,300	65,360
Applied Micro Circuits Corp. (a)	223	1,719
ASML Holding NV	404	32,833
Atmel Corp. (a)	4,600	36,202
Avago Technologies Ltd.	164	6,184
Broadcom Corp. Class A	3,739	134,267
Freescale Semiconductor Holdings I Ltd. (a)	541	8,613
Intel Corp.	11,327	275,020
LSI Corp. (a)	7,875	58,275
LTX-Credence Corp. (a)	1,148	6,509
MagnaChip Semiconductor Corp. (a)	200	3,700
Maxim Integrated Products, Inc.	229	6,753
Microchip Technology, Inc.	35	1,277
Micron Technology, Inc. (a)	600	7,008
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
NXP Semiconductors NV (a)	316	$ 9,749
Samsung Electronics Co. Ltd.	10	13,455
Skyworks Solutions, Inc. (a)	675	16,106
Texas Instruments, Inc.	1,605	57,603
		857,025
Software - 3.3%
Activision Blizzard, Inc.	948	13,680
Adobe Systems, Inc. (a)	115	4,935
Autodesk, Inc. (a)	4,785	180,538
Check Point Software Technologies Ltd. (a)	2,033	101,813
Citrix Systems, Inc. (a)	1,132	72,844
Comverse, Inc.	204	6,091
Constellation Software, Inc.	33	4,838
Electronic Arts, Inc. (a)	740	17,013
Infoblox, Inc. (a)	100	2,433
Jive Software, Inc. (a)	145	2,451
MICROS Systems, Inc. (a)	86	3,629
Microsoft Corp.	30,905	1,077,966
Oracle Corp.	14,825	500,492
Red Hat, Inc. (a)	4,100	197,743
salesforce.com, Inc. (a)	300	12,699
SS&C Technologies Holdings, Inc. (a)	134	4,238
Symantec Corp.	322	7,210
Tableau Software, Inc.	128	6,541
Verint Systems, Inc. (a)	165	5,539
		2,222,693
TOTAL INFORMATION TECHNOLOGY		10,776,474
MATERIALS - 4.3%
Chemicals - 3.2%
Air Products & Chemicals, Inc.	700	66,087
Airgas, Inc.	200	20,578
Albemarle Corp.	79	5,287
Ashland, Inc.	105	9,337
Axiall Corp.	123	5,307
Cabot Corp.	150	6,141
Celanese Corp. Class A	1,600	78,960
E.I. du Pont de Nemours & Co.	6,859	382,664
Eastman Chemical Co.	624	44,753
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Chemicals - continued
Ecolab, Inc.	2,800	$ 236,516
LyondellBasell Industries NV Class A	2,079	138,565
Monsanto Co.	2,476	249,185
PetroLogistics LP	112	1,512
PolyOne Corp.	120	3,083
Potash Corp. of Saskatchewan, Inc.	1,600	67,673
PPG Industries, Inc.	663	101,843
Praxair, Inc.	1,300	148,629
Rockwood Holdings, Inc.	4,333	288,838
RPM International, Inc.	155	5,135
Sherwin-Williams Co.	500	94,265
The Dow Chemical Co.	5,569	191,908
W.R. Grace & Co. (a)	142	12,000
		2,158,266
Construction Materials - 0.3%
Lafarge SA (Bearer)	54	3,885
Martin Marietta Materials, Inc.	700	76,321
Vulcan Materials Co.	2,923	156,614
		236,820
Containers & Packaging - 0.2%
Ball Corp.	900	38,844
MeadWestvaco Corp.	2,299	80,465
Nampak Ltd.	1,500	5,204
Rock-Tenn Co. Class A	100	9,878
		134,391
Metals & Mining - 0.4%
Agnico Eagle Mines Ltd. (Canada)	92	2,991
Cliffs Natural Resources, Inc.	400	7,216
Commercial Metals Co.	505	7,787
Freeport-McMoRan Copper & Gold, Inc.	2,947	91,504
Goldcorp, Inc.	431	12,792
Ivanplats Ltd. (c)	1,632	4,250
Newmont Mining Corp.	1,200	41,136
Nucor Corp.	1,500	66,765
Randgold Resources Ltd. sponsored ADR	159	12,462
Turquoise Hill Resources Ltd. (a)	1,880	12,548
		259,451
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Paper & Forest Products - 0.2%
Canfor Corp. (a)	86	$ 1,442
International Paper Co.	2,169	100,099
		101,541
TOTAL MATERIALS		2,890,469
TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 1.4%
AT&T, Inc.	12,400	433,876
CenturyLink, Inc.	1,948	66,524
PT Telkomunikasi Indonesia Tbk sponsored ADR	142	6,418
Verizon Communications, Inc.	9,482	459,687
		966,505
Wireless Telecommunication Services - 0.4%
America Movil S.A.B. de CV Series L sponsored ADR	1,540	30,661
Crown Castle International Corp. (a)	1,700	121,125
Megafon OJSC GDR	100	3,127
Mobile TeleSystems OJSC sponsored ADR	248	4,779
SBA Communications Corp. Class A (a)	1,257	94,614
Sprint Nextel Corp. (a)	3,000	21,900
Vodafone Group PLC	2,900	8,404
		284,610
TOTAL TELECOMMUNICATION SERVICES		1,251,115
UTILITIES - 3.0%
Electric Utilities - 1.6%
American Electric Power Co., Inc.	2,300	105,386
Edison International	9,402	431,928
Entergy Corp.	2,100	144,648
Exelon Corp.	1,900	59,546
FirstEnergy Corp.	1,300	50,713
Hawaiian Electric Industries, Inc.	146	3,821
ITC Holdings Corp.	2,686	232,527
NextEra Energy, Inc.	194	14,670
Northeast Utilities	418	17,418
		1,060,657
Gas Utilities - 0.0%
Atmos Energy Corp.	38	1,604
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Independent Power Producers & Energy Traders - 0.7%
Calpine Corp. (a)	9,025	$ 183,298
NRG Energy, Inc.	4,500	114,840
The AES Corp.	15,522	189,368
		487,506
Multi-Utilities - 0.7%
CenterPoint Energy, Inc.	3,838	88,965
CMS Energy Corp.	1,400	37,730
Dominion Resources, Inc.	543	30,707
DTE Energy Co.	1,182	78,733
National Grid PLC	100	1,189
PG&E Corp.	3,141	141,062
Sempra Energy	535	43,496
TECO Energy, Inc.	1,900	33,459
		455,341
Water Utilities - 0.0%
American Water Works Co., Inc.	24	959
TOTAL UTILITIES		2,006,067
TOTAL COMMON STOCKS (Cost $52,259,850)		64,417,374
Preferred Stocks - 0.1%

Convertible Preferred Stocks - 0.0%
INFORMATION TECHNOLOGY - 0.0%
IT Services - 0.0%
Unisys Corp. Series A, 6.25%	41	2,421
Nonconvertible Preferred Stocks - 0.1%
CONSUMER STAPLES - 0.1%
Household Products - 0.1%
Henkel AG & Co. KGaA	616	59,728
TOTAL PREFERRED STOCKS (Cost $53,895)		62,149
Convertible Bonds - 0.0%
	Principal Amount	Value
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Amyris, Inc. 3% 2/27/17	$ 5,000	$ 3,553
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Clearwire Communications LLC/Clearwire Finance, Inc. 8.25% 12/1/40 (c)	2,000	2,209
TOTAL CONVERTIBLE BONDS (Cost $5,862)		5,762
Equity Funds - 1.1%
	Shares
Sector Funds - 1.1%
Health Care Select Sector SPDR ETF	1,764	84,919
Market Vectors Gold Miners ETF	2,144	92,685
Vanguard Consumer Staples ETF	5,890	600,603
TOTAL EQUITY FUNDS (Cost $669,638)		778,207
Money Market Funds - 3.9%

Dreyfus Treasury & Agency Cash Management Fund Institutional Shares, 0.01% (b) (Cost $2,656,909)	2,656,909	2,656,909
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $55,646,154)		67,920,401
NET OTHER ASSETS (LIABILITIES) - 0.0%		(12,425)
NET ASSETS - 100%		$ 67,907,976
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
17 CME E-mini S&P 500 Index Contracts	June 2013	$ 1,384,650	$ 77,513

The face value of futures purchased as a percentage of net assets is 2%
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $13,527 or 0.0% of net assets.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,546 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Velti PLC	4/19/13	$ 1,464
Other Information

The following is a summary of the inputs used, as of May 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 9,609,703	$ 9,605,991	$ 3,712	$ -
Consumer Staples	5,815,715	5,763,975	51,740	-
Energy	6,428,181	6,428,181	-	-
Financials	10,144,936	10,125,396	19,540	-
Health Care	7,749,410	7,665,626	83,784	-
Industrials	7,805,032	7,798,537	6,495	-
Information Technology	10,778,895	10,763,894	15,001	-
Materials	2,890,469	2,890,469	-	-
Telecommunication Services	1,251,115	1,242,711	8,404	-
Utilities	2,006,067	2,004,878	1,189	-
Corporate Bonds	5,762	-	5,762	-
Equity Funds	778,207	778,207	-	-
Money Market Funds	2,656,909	2,656,909	-	-
Total Investments in Securities:	$ 67,920,401	$ 67,724,774	$ 195,627	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 77,513	$ 77,513	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 77,513	$ -
Total Value of Derivatives	$ 77,513	$ -

(a) Reflects cumulative appreciation/depreciation on futures contracts as disclosed in the Schedule of Investments. Only the period end variation margin is separately disclosed in the Statement of Assets and Liabilities and is included in the receivable/payable for daily variation margin on futures contracts line-items.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	May 31, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $55,646,154)		$ 67,920,401
Segregated cash with broker for futures contracts		66,505
Foreign currency held at value (cost $393)		393
Receivable for investments sold		1,024,236
Receivable for fund shares sold		2,301
Dividends receivable		127,698
Interest receivable		144
Prepaid expenses		419
Receivable from investment adviser for expense reductions		20,794
Other receivables		190
Total assets		69,163,081

Liabilities
Payable for investments purchased	$ 1,111,900
Accrued management fee	33,913
Payable for daily variation margin on futures contracts	20,910
Other affiliated payables	7,418
Custody fees payable	48,650
Audit fees payable	32,021
Registration fees payable	293
Total liabilities		1,255,105

Net Assets		$ 67,907,976
Net Assets consist of:
Paid in capital		$ 52,411,699
Undistributed net investment income		251,073
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,893,434
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		12,351,770
Net Assets		$ 67,907,976

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Assets and Liabilities - continued

May 31, 2013

Core Multi-Manager: Net Asset Value, offering price and redemption price per share ($67,623,209 ÷ 5,194,944 shares)	$ 13.02

Class F: Net Asset Value, offering price and redemption price per share ($284,767 ÷ 21,875 shares)	$ 13.02

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended May 31, 2013

Investment Income
Dividends: Unaffiliated issuers		$ 1,251,647
Interest		698
Total income		1,252,345

Expenses
Management fee	$ 358,889
Transfer agent fees	55,894
Accounting fees and expenses	23,386
Custodian fees and expenses	108,156
Independent trustees' compensation	745
Registration fees	27,679
Audit	43,442
Legal	433
Miscellaneous	678
Total expenses before reductions	619,302
Expense reductions	(39,515)	579,787
Net investment income (loss)		672,558
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,943,951
Foreign currency transactions	84
Futures contracts	196,197
Total net realized gain (loss)		3,140,232
Change in net unrealized appreciation (depreciation) on: Investment securities	10,160,080
Assets and liabilities in foreign currencies	38
Futures contracts	123,845
Total change in net unrealized appreciation (depreciation)		10,283,963
Net gain (loss)		13,424,195
Net increase (decrease) in net assets resulting from operations		$ 14,096,753

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended May 31, 2013	For the period November 16, 2011 (commencement of operations) to May 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 672,558	$ 258,285
Net realized gain (loss)	3,140,232	765,959
Change in net unrealized appreciation (depreciation)	10,283,963	2,067,807
Net increase (decrease) in net assets resulting from operations	14,096,753	3,092,051
Distributions to shareholders from net investment income	(616,044)	(65,001)
Distributions to shareholders from net realized gain	(1,011,610)	-
Total distributions	(1,627,654)	(65,001)
Share transactions - net increase (decrease)	2,172,660	50,239,167
Total increase (decrease) in net assets	14,641,759	53,266,217

Net Assets
Beginning of period	53,266,217	-
End of period (including undistributed net investment income of $251,073 and undistributed net investment income of $193,787, respectively)	$ 67,907,976	$ 53,266,217

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Core Multi-Manager

Years ended May 31,	2013	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.61	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.13	.05
Net realized and unrealized gain (loss)	2.60	.57
Total from investment operations	2.73	.62
Distributions from net investment income	(.12)	(.01)
Distributions from net realized gain	(.20)	-
Total distributions	(.32)	(.01)
Net asset value, end of period	$ 13.02	$ 10.61
Total Return B, C	26.33%	6.24%
Ratios to Average Net Assets F
Expenses before reductions	1.03%	1.10% A
Expenses net of fee waivers, if any	.97%	.97% A
Expenses net of all reductions	.96%	.97% A
Net investment income (loss)	1.12%	.90% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 67,623	$ 53,266
Portfolio turnover rate G	95%	77% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 16, 2011 (commencement of operations) to May 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amounts do not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Year ended May 31,	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.62
Income from Investment Operations
Net investment income (loss) D	.06
Net realized and unrealized gain (loss)	1.46
Total from investment operations	1.52
Distributions from net investment income	(.08)
Distributions from net realized gain	(.04)
Total distributions	(.12)
Net asset value, end of period	$ 13.02
Total Return B, C	13.22%
Ratios to Average Net Assets F
Expenses before reductions	.96% A
Expenses net of fee waivers, if any	.87% A
Expenses net of all reductions	.86% A
Net investment income (loss)	1.02% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 285
Portfolio turnover rate G	95%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended May 31, 2013

1. Organization.

Strategic Advisers® Core Multi-Manager Fund (the Fund) is a non-diversified fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund commenced sale of Class F and the existing class was designated Core Multi-Manager during December, 2012. The Fund offers Core Multi-Manager and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR), Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Annual Report

2. Significant Accounting Policies - continued

Investment Valuation - continued

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are generally categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

(NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of May 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividend and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

2. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of May 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, equity-debt classifications, partnerships and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 12,625,282
Gross unrealized depreciation	(558,385)
Net unrealized appreciation (depreciation) on securities and other investments	$ 12,066,897

Tax Cost	$ 55,853,504

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,088,433
Undistributed long-term capital gain	$ 2,334,967
Net unrealized appreciation (depreciation)	$ 12,066,907

The tax character of distributions paid was as follows:

	May 31, 2013	May 31, 2012
Ordinary Income	$ 1,471,334	$ 65,001
Long-term Capital Gains	156,320	-
Total	$ 1,627,654	$ 65,001

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Annual Report

Notes to Financial Statements - continued

3. Derivative Instruments - continued

Futures Contracts - continued

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of activity for the period. Cash deposited to meet initial margin requirements is presented as segregated cash in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $196,197 and a change in net unrealized appreciation (depreciation) of $123,845 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $55,940,819 and $54,618,778, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to Strategic Advisers. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to Strategic Advisers to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.05% of the Fund's average net assets. For the period, the total annual management fee rate was .60% of the Fund's average net assets.

During the period, Strategic Advisers waived its management fee as described in the Expense Reduction note.

Sub-Advisers. AllianceBernstein, L.P., First Eagle Investment Management, LLC, Lazard Asset Management, LLC, OppenheimerFunds, Inc., Pyramis Global Advisors, LLC (an affiliate of Strategic Advisers) and T. Rowe Price Associates, Inc. each served as a

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sub-Advisers - continued

sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by Strategic Advisers and not the Fund for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of Strategic Advisers, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Core Multi-Manager. Core Multi-Manager does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding ETFs. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Core Multi-Manager	$ 55,894.09

Accounting Fees. Fidelity Service Company, Inc.(FSC), an affiliate of Strategic Advisers, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $419 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $149 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

Notes to Financial Statements - continued

7. Expense Reductions.

Strategic Advisers has voluntarily agreed to waive a portion of the Fund's management fee. During the period, this waiver reduced the Fund's management fee by $2,009.

Strategic Advisers has also contractually agreed to reimburse Core Multi-Manager until July 31, 2014 to the extent that annual operating expenses exceed .97% of average net assets. During the period, this reimbursement reduced Core Multi-Manager expenses by $34,412. In addition, Strategic Advisers has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed .87% of Class F's average net assets. During the period, this reimbursement reduced Class F expenses by $102. Some expenses, for example interest expense, including commitment fees, are excluded from these reimbursements.

Commission paid to brokers with whom Strategic Advisers places trades on behalf of the Fund include an amount in addition to trade execution, which is rebated back to the Fund to offset certain expenses. This amount totaled $2,989 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $3.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended May 31,	2013 B	2012 A
From net investment income
Core Multi-Manager	$ 614,340	$ 65,001
Class F	1,704	-
Total	$ 616,044	$ 65,001
From net realized gain
Core Multi-Manager	$ 1,010,810	$ -
Class F	800	-
Total	$ 1,011,610	$ -

A Distributions for Core Multi-Manager are for the period November 16, 2011 (commencement of operations) to May 31, 2012.

B Distributions for Class F are for the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

Annual Report

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended May 31,	2013 B	2012 A	2013 B	2012 A
Core Multi-Manager
Shares sold	36,851	5,017,415	$ 435,299	$ 50,192,112
Reinvestment of distributions	148,077	6,423	1,625,150	65,001
Shares redeemed	(12,229)	(1,593)	(142,196)	(17,946)
Net increase (decrease)	172,699	5,022,245	$ 1,918,253	$ 50,239,167
Class F
Shares sold	22,429	-	$ 261,819	$ -
Reinvestment of distributions	220	-	2,504	-
Shares redeemed	(774)	-	(9,916)	-
Net increase (decrease)	21,875	-	$ 254,407	$ -

A Share transactions for Core Multi-Manager are for the period November 16, 2011 (commencement of operations) to May 31, 2012.

B Share transactions for Class F are for the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers or its affiliates were the owners of record of approximately 99% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Core Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Core Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at May 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Core Multi-Manager Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 18, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds advised by Strategic Advisers or an affiliate. Ms. Farrell oversees 20 funds advised by Strategic Advisers or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts).

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)

Year of Election or Appointment: 2006

Mr. Servison is Chairman of the Board of Trustees. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)

Year of Election or Appointment: 2012

Mr. Young is Vice President of Fidelity's Asset Allocation Funds (2009-present), President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital and is a member of the Advisory Board of Fidelity Commonwealth Trust II.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Ms. Kaplan is Chief Executive Officer (2013-present) and President of Hill Holliday (2007-present) (advertising and specialized marketing). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Board of Directors of Jobs for Massachusetts (2012-present), National Association of Corporate Directors Chapter (2012-present), and Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board of Fidelity Rutland Square Trust II. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2010

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of other Fidelity Equity and High Income Funds (2008-present) and Assistant Treasurer of other Fidelity Fixed Income and Asset Allocation Funds (2009-present). Mr. Robins is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Marc Bryant (1966)

Year of Election or Appointment: 2010

Secretary and Chief Legal Officer of the fund. Senior Vice President and Deputy General Counsel of Fidelity Investments. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the fund. Ms. Baumann also serves as AML Officer of the Fidelity funds (2012-present) and The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Nicholas E. Steck (1964)

Year of Election or Appointment: 2009

Chief Financial Officer of the fund. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)

Year of Election or Appointment: 2013

Chief Compliance Officer of the fund. Mr. Treff also serves as Senior Vice President of Asset Management Compliance (2013-present). Previously, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2011

Vice President and Assistant Treasurer of the fund. Mr. Deberghes also serves as Assistant Treasurer (2010-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer of the fund. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds, Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2013-present), and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of the Fidelity funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the fund. Mr. Davis is also Assistant Treasurer of certain Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Margaret A. Carey (1973)

Year of Election or Appointment: 2009

Assistant Secretary of the fund. Ms. Carey also serves as Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present). Previously, Ms. Carey served as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Core Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Strategic Advisers Core Multi-Manager Fund	07/08/13	07/05/13	$0.048	$0.61

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2013, $2,409,381, or, if subsequently determined to be different, the net capital gain of such year.

Strategic Advisers Core Multi-Manager Fund designates 45% and 100% of the dividends distributed in July and December, respectively during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Strategic Advisers Core Multi-Manager Fund designates 49% and 100% of the dividends distributed in July and December, respectively during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Core Multi-Manager Fund

On March 5, 2013, the Board of Trustees, including the Independent Trustees (together, the Board), voted at an in-person meeting to approve an investment advisory agreement (the Sub-Advisory Agreement) with AllianceBernstein L.P. (New Sub-Adviser) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the New Sub-Adviser, including the backgrounds of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy. The Board also considered the structure of the New Sub-Adviser's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the New Sub-Adviser's investment staff, its use of technology, and approach to recruiting, managing and compensating investment personnel. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under the Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Investment Performance. The Board also considered the historical investment performance of the New Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the New Sub-Adviser and the fund's projected total operating expenses. The Board also considered that the fund's maximum aggregate annual management fee rate may not exceed 1.05% of the fund's average daily net assets and that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund. The Board also noted that Strategic Advisers has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 0.97% of the fund's average net assets through July 31, 2013.

Based on its review, the Board concluded that the fund's management fee structure and projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the fund's investment performance or costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential for direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers. With respect to the New Sub-Adviser, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers. The Board noted that the Sub-Advisory Agreement provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees will accrue directly to shareholders.

Annual Report

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

AllianceBernstein L.P.

First Eagle Investment Management, LLC

Lazard Asset Management, LLC

OppenheimerFunds, Inc.

Pyramis Global Advisors, LLC

T. Rowe Price Associates, Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

MMC-UANN-0713
1.931536.102

Strategic Advisers® Short Duration Fund

Offered exclusively to certain clients of Strategic Advisers, Inc. - not available for sale to the general public

Annual Report

May 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-544-3455 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the fund's distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended May 31, 2013	Past 1 year	Life of fund A
Strategic Advisers® Short Duration Fund	1.27%	1.47%

A From December 20, 2011.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Short Duration Fund on December 20, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Citigroup® 6-Month US Treasury Bill Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: U.S. taxable investment-grade bonds lost some of their luster during the 12 months ending May 31, 2013, as investors' concern about downside risk amid the prospect of higher interest rates weighed on sentiment. The Barclays® U.S. Aggregate Bond Index returned 0.91% for the period, with most of the damage coming in the final month of the period, when Federal Reserve Chairman Ben Bernanke testified to Congress that the central bank could begin to taper its stimulative bond-buying programs prior to year-end, sooner than investors expected. Shifting expectations for global economic growth also influenced the market, with comparatively strong data in December, January and May tempering investor demand for bonds. Lower U.S. federal government spending resulting from sequester budget cuts, as well as higher payroll taxes enacted in late 2012, also curtailed expectations for growth in the period's second half. Among sectors that comprise the index, U.S. Treasuries and mortgage-backed securities - widely viewed as most vulnerable to a cessation of government-bond-buying programs - fared worst, returning -0.89% and -0.03%, respectively. Government-agency securities were modestly positive (+0.51%). Investment-grade credit advanced 4.25%, while commercial mortgage-backed securities were the strongest performers, gaining 5.98%, thanks largely to their higher yields and strong first-half price appreciation.

Comments from Gregory Pappas, Portfolio Manager of Strategic Advisers® Short Duration Fund: For the year, Strategic Advisers® Short Duration Fund (the Fund) returned 1.27%, easily outpacing the 0.13% gain of the Citigroup® 6-Month US Treasury Bill Index. Relative to the benchmark, Metropolitan West Low Duration Bond Fund and PIMCO Short-Term Fund contributed the most. Metropolitan West's holdings of mortgage-backed securities (MBS), commercial mortgage-backed securities (CMBS), corporate bonds and asset-backed securities (ABS), as well as its slightly greater-than-benchmark interest rate sensitivity, enabled it to beat the Fund's benchmark by a wide margin. PIMCO also benefited from positions in corporate bonds and MBS, along with modest allocations to high-yield bonds and foreign developed-markets bonds. Sub-adviser Pyramis Global Advisors - by far the Fund's biggest manager allocation - was another contributor, led by a sizable stake in corporate bonds issued by banks and financial institutions, along with holdings of MBS and CMBS. On the downside, Delaware Limited-Term Diversified Income Fund was a slight relative detractor, due to poor results from its currency-hedging strategy, as well as derivatives that were used in an attempt to protect its exposure to corporate bonds issued by foreign financial institutions.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs, and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2012 to May 31, 2013).

Actual Expenses

The first line of the accompanying table provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table provides information about hypothetical account values and hypothetical expenses based on the Fund's actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund's actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

Annual Report

	Annualized Expense RatioB	Beginning Account Value December 1, 2012	Ending Account Value May 31, 2013	Expenses Paid During Period* December 1, 2012 to May 31, 2013
Actual	.12%	$ 1,000.00	$ 1,003.00	$ .60
HypotheticalA		$ 1,000.00	$ 1,024.33	$ .61

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

* Expenses are equal to the Fund's annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in the Fund's annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of May 31, 2013
(excluding cash equivalents)	% of fund's net assets	% of fund's net assets 6 months ago
PIMCO Short-Term Fund	17.7	16.1
Fidelity Short-Term Bond Fund	12.2	12.5
Metropolitan West Low Duration Bond Fund	6.9	6.5
JPMorgan Short Duration Bond Fund - Select Class Shares	6.0	5.8
Fidelity Conservative Income Bond Fund Institutional Class	5.9	5.8
Janus Short-Term Bond Fund - Class T	4.7	4.1
Delaware Limited-Term Diversified Income Fund - Class A	3.6	3.3
Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	3.1	3.9
Fannie Mae	2.4	1.3
Fidelity Floating Rate High Income Fund	1.3	0.0
	63.8
Asset Allocation (% of fund's net assets)
As of May 31, 2013	As of November 30, 2012
Corporate Bonds 16.3%	Corporate Bonds 11.8%
U.S. Government and U.S. Government Agency Obligations 4.2%	U.S. Government and U.S. Government Agency Obligations 2.9%
Asset-Backed Securities 6.5%	Asset-Backed Securities 5.8%
CMOs and Other Mortgage Related Securities 0.7%	CMOs and Other Mortgage Related Securities 0.4%
Municipal Securities 0.2%	Municipal Securities 0.0%
Bank Loan Funds 1.3%	Bank Loan Funds 0.0%
Other Investments 0.2%	Other Investments 0.3%
Short-Term Funds 60.7%	Short-Term Funds 68.9%
Short-Term Investments and Net Other Assets (Liabilities) 9.9%	Short-Term Investments and Net Other Assets (Liabilities) 9.9%

Asset allocations of fixed-income funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments May 31, 2013

Showing Percentage of Net Assets

Nonconvertible Bonds - 16.3%
	Principal Amount	Value
CONSUMER DISCRETIONARY - 1.2%
Auto Components - 0.1%
Johnson Controls, Inc. 0.6831% 2/4/14 (d)	$ 4,365,000	$ 4,375,803
Automobiles - 0.6%
Daimler Finance North America LLC:
0.8794% 1/9/15 (c)(d)	5,000,000	5,016,660
0.8936% 3/28/14 (c)(d)	7,385,000	7,405,715
1.0594% 4/10/14 (c)(d)	3,000,000	3,012,702
1.875% 9/15/14 (c)	600,000	606,998
Harley-Davidson Financial Services, Inc. 1.15% 9/15/15 (c)	1,010,000	1,012,173
Volkswagen International Finance NV:
0.8741% 11/20/14 (c)(d)	10,000,000	10,039,920
0.8936% 4/1/14 (c)(d)	7,975,000	7,987,752
1.625% 3/22/15 (c)	1,905,000	1,928,056
		37,009,976
Diversified Consumer Services - 0.0%
ERAC U.S.A. Finance Co. 5.6% 5/1/15 (c)	330,000	358,487
ERAC U.S.A. Finance LLC:
1.4% 4/15/16 (c)	375,000	375,533
2.75% 7/1/13 (c)	695,000	696,088
2.75% 3/15/17 (c)	520,000	540,121
		1,970,229
Hotels, Restaurants & Leisure - 0.0%
Brinker International, Inc. 2.6% 5/15/18	215,000	215,316
Carnival Corp. 1.2% 2/5/16	540,000	538,601
		753,917
Household Durables - 0.0%
Newell Rubbermaid, Inc. 2% 6/15/15	235,000	239,020
Media - 0.4%
CBS Corp. 1.95% 7/1/17	370,000	372,633
COX Communications, Inc. 5.45% 12/15/14	385,000	412,900
DIRECTV Holdings LLC/DIRECTV Financing, Inc.:
1.75% 1/15/18	810,000	799,425
3.5% 3/1/16	240,000	254,365
3.55% 3/15/15	500,000	522,098
4.75% 10/1/14	1,890,000	1,985,046
Discovery Communications LLC 3.7% 6/1/15	2,300,000	2,426,006
Interpublic Group of Companies, Inc.:
2.25% 11/15/17	795,000	790,395
6.25% 11/15/14	1,800,000	1,911,780
Nonconvertible Bonds - continued
	Principal Amount	Value
CONSUMER DISCRETIONARY - continued
Media - continued
NBCUniversal Enterprise, Inc.:
0.817% 4/15/16 (c)(d)	$ 7,000,000	$ 7,033,145
0.965% 4/15/18 (c)(d)	740,000	746,529
NBCUniversal Media LLC:
2.1% 4/1/14	1,320,000	1,336,977
3.65% 4/30/15	1,108,000	1,170,449
News America, Inc. 5.3% 12/15/14	1,255,000	1,341,498
Omnicom Group, Inc. 5.9% 4/15/16	690,000	776,791
TCM Sub LLC 3.55% 1/15/15 (c)	2,160,000	2,246,240
Thomson Reuters Corp.:
0.875% 5/23/16	615,000	611,703
5.95% 7/15/13	465,000	467,752
Time Warner Cable, Inc.:
7.5% 4/1/14	465,000	491,015
8.25% 2/14/14	225,000	236,512
		25,933,259
Specialty Retail - 0.1%
AutoZone, Inc.:
5.5% 11/15/15	270,000	298,270
5.75% 1/15/15	220,000	237,233
Staples, Inc. 9.75% 1/15/14	1,385,000	1,460,003
Turlock Corp. 1.5% 11/2/17 (c)	570,000	564,264
		2,559,770
TOTAL CONSUMER DISCRETIONARY		72,841,974
CONSUMER STAPLES - 0.5%
Beverages - 0.2%
Coca-Cola Amatil Ltd. 3.25% 11/2/14 (c)	1,715,000	1,770,189
Heineken NV 1.4% 10/1/17 (c)	795,000	785,489
PepsiCo, Inc. 0.4828% 2/26/16 (d)	5,000,000	5,008,100
Pernod Ricard SA 2.95% 1/15/17 (c)	1,070,000	1,114,043
SABMiller Holdings, Inc. 1.85% 1/15/15 (c)	1,280,000	1,300,764
The Coca-Cola Co. 0.2641% 3/5/15 (d)	895,000	894,688
		10,873,273
Food & Staples Retailing - 0.1%
Walgreen Co. 0.7801% 3/13/14 (d)	9,339,000	9,357,958
Food Products - 0.2%
Bunge Ltd. Finance Corp. 3.2% 6/15/17	1,725,000	1,786,545
Nonconvertible Bonds - continued
	Principal Amount	Value
CONSUMER STAPLES - continued
Food Products - continued
General Mills, Inc.:
0.5756% 1/29/16 (d)	$ 1,994,000	$ 1,995,653
0.6241% 5/16/14 (d)	4,400,000	4,411,317
Kellogg Co. 0.5051% 2/13/15 (d)	1,656,000	1,659,395
Kraft Foods Group, Inc. 1.625% 6/4/15	980,000	993,759
		10,846,669
Personal Products - 0.0%
Avon Products, Inc. 2.375% 3/15/16	460,000	467,768
Tobacco - 0.0%
Altria Group, Inc. 8.5% 11/10/13	1,500,000	1,551,149
Reynolds American, Inc. 1.05% 10/30/15	275,000	275,690
		1,826,839
TOTAL CONSUMER STAPLES		33,372,507
ENERGY - 0.8%
Energy Equipment & Services - 0.2%
Cameron International Corp. 1.2171% 6/2/14 (d)	3,774,000	3,792,259
DCP Midstream LLC 9.7% 12/1/13 (c)	990,000	1,031,597
Diamond Offshore Drilling, Inc. 5.15% 9/1/14	35,000	36,929
Ensco PLC 3.25% 3/15/16	2,135,000	2,257,263
Korea National Oil Corp. 4% 10/27/16 (c)	265,000	284,527
Noble Drilling Corp. 5.875% 6/1/13	225,000	225,000
Noble Holding International Ltd.:
2.5% 3/15/17	180,000	183,467
3.45% 8/1/15	595,000	619,717
7.375% 3/15/14	160,000	167,175
Rowan Companies, Inc. 5% 9/1/17	370,000	405,908
Transocean, Inc.:
2.5% 10/15/17	800,000	807,986
4.95% 11/15/15	690,000	747,371
5.05% 12/15/16	410,000	454,323
		11,013,522
Oil, Gas & Consumable Fuels - 0.6%
Anadarko Petroleum Corp.:
5.95% 9/15/16	285,000	324,928
6.375% 9/15/17	995,000	1,174,018
7.625% 3/15/14	60,000	63,253
BG Energy Capital PLC 2.875% 10/15/16 (c)	1,485,000	1,568,249
Nonconvertible Bonds - continued
	Principal Amount	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Canadian Natural Resources Ltd.:
1.45% 11/14/14	$ 855,000	$ 862,408
5.7% 5/15/17	650,000	749,371
CNOOC Finance (2013) Ltd. 1.125% 5/9/16	513,000	512,351
DCP Midstream Operating LP 2.5% 12/1/17	240,000	242,876
Duke Energy Field Services 5.375% 10/15/15 (c)	850,000	917,986
Energy Transfer Partners LP:
5.95% 2/1/15	1,400,000	1,507,600
6.7% 7/1/18	175,000	210,101
Enterprise Products Operating LP:
1.25% 8/13/15	825,000	829,916
5.6% 10/15/14	645,000	686,603
Gaz Capital SA (Luxembourg) 4.95% 5/23/16 (c)	1,145,000	1,223,593
Kinder Morgan Energy Partners LP:
3.5% 3/1/16	235,000	250,180
5.125% 11/15/14	685,000	727,419
Magellan Midstream Partners LP 6.45% 6/1/14	665,000	701,226
Marathon Oil Corp. 0.9% 11/1/15	1,040,000	1,039,159
Occidental Petroleum Corp. 1.45% 12/13/13	1,460,000	1,468,417
ONEOK Partners LP 3.25% 2/1/16	1,670,000	1,756,999
Petrobras Global Finance BV:
1.8941% 5/20/16 (d)	5,000,000	5,012,500
2% 5/20/16	1,000,000	995,200
Petrohawk Energy Corp. 7.25% 8/15/18	1,105,000	1,227,931
Pioneer Natural Resources Co. 5.875% 7/15/16	1,670,000	1,877,289
Plains All American Pipeline LP/PAA Finance Corp. 3.95% 9/15/15	375,000	400,954
Talisman Energy, Inc. 5.125% 5/15/15	1,090,000	1,168,828
Tennessee Gas Pipeline Co. 8% 2/1/16	955,000	1,115,790
Total Capital Canada Ltd. 0.6571% 1/15/16 (d)	8,000,000	8,037,584
Total Capital International SA 0.75% 1/25/16	690,000	689,657
TransCanada PipeLines Ltd. 0.875% 3/2/15	365,000	366,521
Williams Partners LP 3.8% 2/15/15	1,640,000	1,718,817
Woodside Finance Ltd.:
4.5% 11/10/14 (c)	1,075,000	1,127,609
5% 11/15/13 (c)	260,000	264,837
		40,820,170
TOTAL ENERGY		51,833,692
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - 10.6%
Capital Markets - 1.9%
Goldman Sachs Group, Inc.:
0.7341% 3/22/16 (d)	$ 3,013,000	$ 2,988,119
0.8836% 9/29/14 (d)	10,000,000	10,004,543
1.2731% 2/7/14 (d)	5,000,000	5,023,955
1.6% 11/23/15	3,970,000	4,014,869
HSBC Bank PLC:
0.9151% 5/15/18 (c)(d)	1,365,000	1,366,405
1.0776% 1/17/14 (c)(d)	7,000,000	7,033,012
JPMorgan Chase & Co.:
0.8928% 2/26/16 (d)	8,190,000	8,221,509
0.9371% 10/15/15 (d)	25,785,000	25,913,048
1.875% 3/20/15	4,000,000	4,068,852
Merrill Lynch & Co., Inc. 0.7371% 1/15/15 (d)	13,130,000	13,090,190
Morgan Stanley:
0.5794% 1/9/14 (d)	5,000,000	4,992,640
0.7571% 10/15/15 (d)	750,000	740,083
1.5228% 2/25/16 (d)	10,920,000	10,964,073
1.5551% 4/25/18 (d)	1,565,000	1,563,540
State Street Corp. 0.6311% 3/7/14 (d)	1,310,000	1,312,967
The Bank of New York Mellon Corp.:
0.5061% 10/23/15 (d)	5,000,000	5,003,800
0.5141% 3/4/16 (d)	1,305,000	1,304,645
0.5456% 7/28/14 (d)	4,260,000	4,268,137
UBS AG Stamford Branch:
1.2756% 1/28/14 (d)	4,591,000	4,618,091
2.25% 8/12/13	1,924,000	1,930,014
		118,422,492
Commercial Banks - 4.8%
ABN AMRO Bank NV 2.0456% 1/30/14 (c)(d)	6,500,000	6,565,325
ANZ Banking Group Ltd. 0.465% 5/7/15 (c)(d)	3,000,000	2,999,403
ANZ National International Ltd. 1.85% 10/15/15 (c)	1,950,000	1,988,245
Bank of Montreal 0.7506% 9/11/15 (d)	13,000,000	13,070,551
Bank of Nova Scotia:
0.75% 10/9/15	1,200,000	1,200,722
1.3171% 1/12/15 (d)	6,000,000	6,073,644
Bank of Tokyo-Mitsubishi UFJ Ltd. 0.7228% 2/26/16 (c)(d)	10,000,000	10,013,500
Barclays Bank PLC:
1.3171% 1/13/14 (d)	11,000,000	11,060,753
5.2% 7/10/14	2,880,000	3,020,933
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Commercial Banks - continued
BB&T Corp.:
0.9756% 4/28/14 (d)	$ 2,000,000	$ 2,009,842
5.7% 4/30/14	1,055,000	1,104,514
BNP Paribas 3.0301% 12/20/14 (d)	3,000,000	3,104,286
BPCE SA 2.375% 10/4/13 (c)	2,160,000	2,171,880
Commonwealth Bank of Australia:
1.0101% 3/17/14 (c)(d)	10,506,000	10,564,991
1.0801% 9/18/15 (c)(d)	4,000,000	4,041,008
1.95% 3/16/15	1,475,000	1,509,043
Cooperatieve Centrale Raiffeisen-Boerenleenbank BA 0.7601% 3/18/16 (d)	13,500,000	13,549,550
Credit Suisse New York Branch:
1.2371% 1/14/14 (d)	7,455,000	7,492,596
2.2% 1/14/14	6,000,000	6,066,018
DNB Bank ASA 3.2% 4/3/17 (c)	1,710,000	1,801,517
Fifth Third Bancorp 3.625% 1/25/16	760,000	807,336
Fifth Third Bank 0.6828% 2/26/16 (d)	8,000,000	7,992,314
ING Bank NV 1.5971% 10/18/13 (c)(d)	5,000,000	5,020,860
KeyBank NA 5.8% 7/1/14	7,109,000	7,492,097
KeyCorp. 3.75% 8/13/15	1,045,000	1,109,540
National Australia Bank Ltd. 0.5761% 1/22/15 (c)(d)	7,000,000	7,005,915
National Bank of Canada 1.45% 11/7/17	2,090,000	2,065,117
Nordea Bank AB:
0.7351% 5/13/16 (c)(d)	5,000,000	4,997,155
0.875% 5/13/16 (c)	2,840,000	2,824,437
PNC Bank NA 0.5856% 1/28/16 (d)	6,613,000	6,632,376
PNC Funding Corp. 0.4756% 1/31/14 (d)	9,000,000	9,009,207
Rabobank (Netherlands) NV:
0.6271% 4/14/14 (d)	1,624,000	1,628,732
1.85% 1/10/14	1,740,000	1,755,383
Regions Financial Corp. 5.75% 6/15/15	705,000	763,163
Royal Bank of Canada:
0.4748% 4/29/15 (d)	8,000,000	7,996,920
0.6496% 3/8/16 (d)	10,255,000	10,274,638
Royal Bank of Scotland Group PLC 2.55% 9/18/15	5,945,000	6,107,180
Societe Generale:
2.2% 9/14/13 (c)	3,304,000	3,317,226
2.5% 1/15/14 (c)	1,165,000	1,173,960
Sumitomo Mitsui Banking Corp.:
1.2261% 7/22/14 (c)(d)	10,639,000	10,710,515
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Commercial Banks - continued
Sumitomo Mitsui Banking Corp.: - continued
1.9% 1/12/15 (c)	$ 2,100,000	$ 2,133,537
Sumitomo Mitsui Trust Bank Ltd. 1.8% 3/28/18 (c)	1,815,000	1,807,657
SunTrust Banks, Inc. 0.5836% 4/1/15 (d)	9,400,000	9,323,813
Svenska Handelsbanken AB 0.7321% 3/21/16 (d)	10,635,000	10,665,268
Swedbank AB 1.75% 3/12/18 (c)	2,505,000	2,489,755
The Toronto Dominion Bank:
0.4531% 5/1/15 (d)	4,000,000	4,000,800
0.4556% 7/26/13 (d)	770,000	770,225
0.8256% 4/30/18 (d)	1,260,000	1,266,348
U.S. Bancorp 2.2% 11/15/16	2,120,000	2,203,172
U.S. Bank NA 0.5571% 10/14/14 (d)	8,700,000	8,709,413
Union Bank NA:
1.2331% 6/6/14 (d)	7,430,000	7,478,258
2.125% 6/16/17	1,330,000	1,354,638
Wachovia Bank NA 0.6531% 11/3/14 (d)	9,951,000	9,972,454
Wells Fargo & Co.:
1.25% 2/13/15	1,710,000	1,726,219
2.1% 5/8/17	1,280,000	1,309,752
Wells Fargo Bank NA 0.4841% 5/16/16 (d)	10,641,000	10,519,132
Westpac Banking Corp.:
1.0136% 3/31/14 (c)(d)	3,400,000	3,418,703
1.0441% 9/25/15 (d)	8,000,000	8,093,864
1.125% 9/25/15	1,775,000	1,791,241
		297,126,641
Consumer Finance - 2.0%
American Express Co. 0.8631% 5/22/18 (d)	1,975,000	1,979,242
American Express Credit Corp.:
0.7251% 11/13/15 (d)	10,625,000	10,638,568
1.3801% 6/12/15 (d)	7,530,000	7,666,406
American Honda Finance Corp.:
0.6478% 5/26/16 (c)(d)	6,395,000	6,401,536
0.7251% 5/8/14 (c)(d)	4,000,000	4,015,772
1.45% 2/27/15 (c)	1,930,000	1,952,342
Capital One Financial Corp.:
0.9131% 11/6/15 (d)	8,000,000	8,046,520
1.4271% 7/15/14 (d)	13,625,000	13,755,800
2.125% 7/15/14	1,485,000	1,505,160
2.15% 3/23/15	960,000	978,878
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Consumer Finance - continued
Caterpillar Financial Services Corp.:
0.5128% 2/26/16 (d)	$ 640,000	$ 642,104
0.5736% 4/1/14 (d)	1,790,000	1,794,448
0.6251% 2/9/15 (d)	5,000,000	5,025,245
Ford Motor Credit Co. LLC:
1.5251% 5/9/16 (d)	3,000,000	3,012,921
2.75% 5/15/15	1,340,000	1,370,677
3% 6/12/17	765,000	785,504
3.875% 1/15/15	1,355,000	1,405,360
General Electric Capital Corp.:
0.8804% 1/8/16 (d)	15,000,000	15,077,505
0.9936% 4/2/18 (d)	2,800,000	2,819,855
2.375% 6/30/15	1,030,000	1,060,991
HSBC Finance Corp. 0.5271% 1/15/14 (d)	8,500,000	8,494,849
HSBC USA, Inc.:
1.625% 1/16/18	1,260,000	1,250,932
2.375% 2/13/15	835,000	857,098
Hyundai Capital America 1.625% 10/2/15 (c)	1,095,000	1,102,766
John Deere Capital Corp. 0.4044% 1/12/15 (d)	6,825,000	6,826,099
Nissan Motor Acceptance Corp. 1.95% 9/12/17 (c)	1,375,000	1,384,103
PACCAR Financial Corp. 1.6% 3/15/17	1,455,000	1,462,022
Toyota Motor Credit Corp.:
0.4301% 3/10/15 (d)	500,000	500,440
0.4436% 11/21/14 (d)	8,000,000	8,008,760
2% 9/15/16	1,790,000	1,845,868
		121,667,771
Diversified Financial Services - 1.1%
Bank of America Corp.:
1.1041% 3/22/16 (d)	570,000	570,315
1.25% 1/11/16	1,065,000	1,062,582
1.5% 10/9/15	3,025,000	3,042,823
1.8281% 7/11/14 (d)	3,310,000	3,351,961
BAT International Finance PLC 8.125% 11/15/13 (c)	2,025,000	2,088,557
BP Capital Markets PLC:
0.8806% 3/11/14 (d)	4,000,000	4,016,660
0.9081% 12/6/13 (d)	763,000	765,400
Citigroup, Inc.:
0.5531% 11/5/14 (d)	12,047,000	12,020,388
1.0731% 4/1/16 (d)	8,915,000	8,949,760
1.25% 1/15/16	2,000,000	1,997,484
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Diversified Financial Services - continued
Citigroup, Inc.: - continued
1.7271% 1/13/14 (d)	$ 2,000,000	$ 2,013,340
Hyundai Capital Services, Inc.:
3.5% 9/13/17 (c)	605,000	635,172
4.375% 7/27/16 (c)	780,000	836,686
Iberdrola Finance Ireland Ltd. 3.8% 9/11/14 (c)	840,000	866,121
Imperial Tobacco Finance 2.05% 2/11/18 (c)	1,820,000	1,816,100
JPMorgan Chase & Co. 2% 8/15/17	2,510,000	2,538,501
MassMutual Global Funding II 0.6571% 1/14/14 (c)(d)	3,000,000	3,007,311
MDC-GMTN BV 5.75% 5/6/14 (c)	540,000	560,961
MetLife Institutional Funding II:
0.6504% 1/6/15 (c)(d)	16,875,000	16,907,552
1.1821% 4/4/14 (c)(d)	575,000	579,076
National Rural Utilities Cooperative Finance Corp. 1% 2/2/15	235,000	236,766
		67,863,516
Insurance - 0.6%
Ace INA Holdings, Inc.:
5.6% 5/15/15	235,000	256,892
5.875% 6/15/14	305,000	321,090
AFLAC, Inc. 2.65% 2/15/17	215,000	224,104
American International Group, Inc.:
3% 3/20/15	10,425,000	10,799,143
4.25% 9/15/14	2,170,000	2,262,861
Metropolitan Life Global Funding I:
1.5% 1/10/18 (c)	875,000	867,749
1.7% 6/29/15 (c)	1,220,000	1,242,105
Monumental Global Funding III 0.4771% 1/15/14 (c)(d)	5,000,000	5,001,980
New York Life Global Funding 2.45% 7/14/16 (c)	1,800,000	1,877,477
Principal Financial Group, Inc. 1.85% 11/15/17	255,000	255,889
Principal Life Global Funding II:
0.6428% 5/27/16 (c)(d)	7,850,000	7,850,000
0.9044% 7/9/14 (c)(d)	3,500,000	3,518,841
1% 12/11/15 (c)	510,000	511,342
1.125% 9/18/15 (c)	710,000	712,898
Prudential Financial, Inc. 3.875% 1/14/15	1,250,000	1,309,773
Sun Life Financial Global Funding III LP 0.5304% 10/6/13 (c)(d)	1,230,000	1,229,637
		38,241,781
Nonconvertible Bonds - continued
	Principal Amount	Value
FINANCIALS - continued
Real Estate Investment Trusts - 0.1%
American Tower Corp. 4.625% 4/1/15	$ 2,760,000	$ 2,930,665
Kilroy Realty Corp. 5% 11/3/15	1,205,000	1,307,660
		4,238,325
Real Estate Management & Development - 0.1%
Global Towers Partners Acquisition Partners I LLC:
2.364% 5/15/43 (c)	1,585,000	1,557,681
4.347% 6/15/41 (c)	570,000	601,704
Liberty Property LP 5.65% 8/15/14	1,815,000	1,913,947
Simon Property Group LP 4.2% 2/1/15	355,000	372,379
Ventas Realty LP/Ventas Capital Corp.:
2% 2/15/18	410,000	409,113
3.125% 11/30/15	1,020,000	1,074,534
WEA Finance LLC/WT Finance Australia Pty. Ltd. 5.75% 9/2/15 (c)	1,105,000	1,218,600
		7,147,958
Thrifts & Mortgage Finance - 0.0%
Crown Castle Towers LLC/Crown Atlantic Holdings Sub LLC/Crown Communication, Inc. 4.523% 1/15/15 (c)	1,795,000	1,890,306
TOTAL FINANCIALS		656,598,790
HEALTH CARE - 0.7%
Biotechnology - 0.0%
Celgene Corp. 1.9% 8/15/17	275,000	276,459
Gilead Sciences, Inc. 2.4% 12/1/14	1,005,000	1,029,596
		1,306,055
Health Care Equipment & Supplies - 0.0%
Boston Scientific Corp. 4.5% 1/15/15	770,000	813,034
Health Care Providers & Services - 0.3%
Aetna, Inc. 1.5% 11/15/17	590,000	586,020
AmerisourceBergen Corp. 5.875% 9/15/15	1,000,000	1,109,642
Cardinal Health, Inc. 5.5% 6/15/13	1,305,000	1,306,792
Catholic Health Initiatives 1.6% 11/1/17	140,000	139,267
Express Scripts Holding Co.:
2.1% 2/12/15	245,000	250,140
2.75% 11/21/14	1,115,000	1,144,971
Express Scripts, Inc. 3.125% 5/15/16	760,000	802,220
McKesson Corp. 0.95% 12/4/15	405,000	406,059
Nonconvertible Bonds - continued
	Principal Amount	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
UnitedHealth Group, Inc.:
0.3978% 8/28/14 (d)	$ 7,000,000	$ 7,007,644
0.85% 10/15/15	450,000	452,168
1.875% 11/15/16	500,000	512,565
WellPoint, Inc.:
1.25% 9/10/15	710,000	714,534
5% 12/15/14	320,000	340,397
5.25% 1/15/16	340,000	375,483
6% 2/15/14	310,000	321,172
		15,469,074
Life Sciences Tools & Services - 0.1%
Agilent Technologies, Inc.:
2.5% 7/15/13	650,000	651,408
6.5% 11/1/17	1,255,000	1,485,126
Life Technologies Corp. 3.5% 1/15/16	930,000	973,319
		3,109,853
Pharmaceuticals - 0.3%
AbbVie, Inc.:
1.0331% 11/6/15 (c)(d)	7,000,000	7,076,062
1.2% 11/6/15 (c)	2,115,000	2,123,868
Takeda Pharmaceutical Co. Ltd. 1.031% 3/17/15 (c)	1,645,000	1,653,728
Teva Pharmaceutical Finance Co. BV 1.1751% 11/8/13 (d)	350,000	351,325
Teva Pharmaceutical Finance III BV 0.7821% 3/21/14 (d)	6,000,000	6,017,694
Watson Pharmaceuticals, Inc.:
1.875% 10/1/17	710,000	705,810
5% 8/15/14	2,035,000	2,129,037
		20,057,524
TOTAL HEALTH CARE		40,755,540
INDUSTRIALS - 0.2%
Airlines - 0.0%
Southwest Airlines Co. 5.25% 10/1/14	925,000	973,679
Nonconvertible Bonds - continued
	Principal Amount	Value
INDUSTRIALS - continued
Commercial Services & Supplies - 0.0%
Waste Management, Inc.:
2.6% 9/1/16	$ 480,000	$ 499,895
6.375% 3/11/15	560,000	612,838
		1,112,733
Electrical Equipment - 0.1%
Eaton Corp. 0.6101% 6/16/14 (d)	2,135,000	2,140,030
Roper Industries, Inc.:
0% 10/1/18	650,000	648,082
1.85% 11/15/17	230,000	230,312
6.625% 8/15/13	615,000	621,943
		3,640,367
Industrial Conglomerates - 0.0%
General Electric Co. 0.85% 10/9/15	1,880,000	1,884,619
Road & Rail - 0.0%
Kansas City Southern de Mexico SA de CV 2.35% 5/15/20 (c)	620,000	616,398
Penske Truck Leasing Co. LP 2.875% 7/17/18 (c)	365,000	376,176
		992,574
Trading Companies & Distributors - 0.1%
GATX Corp.:
2.375% 7/30/18	255,000	256,294
3.5% 7/15/16	1,180,000	1,238,620
International Lease Finance Corp. 2.2585% 6/15/16 (d)	990,000	990,000
		2,484,914
Transportation Infrastructure - 0.0%
Heathrow Funding Ltd. 2.5% 6/25/15 (c)	1,615,000	1,644,892
TOTAL INDUSTRIALS		12,733,778
INFORMATION TECHNOLOGY - 0.3%
Computers & Peripherals - 0.1%
Apple, Inc. 0.45% 5/3/16	1,885,000	1,872,578
Hewlett-Packard Co.:
1.8301% 9/19/14 (d)	270,000	272,966
2.35% 3/15/15	700,000	714,933
2.625% 12/9/14	785,000	803,320
		3,663,797
Nonconvertible Bonds - continued
	Principal Amount	Value
INFORMATION TECHNOLOGY - continued
Electronic Equipment & Components - 0.0%
Arrow Electronics, Inc. 3.375% 11/1/15	$ 475,000	$ 492,029
IT Services - 0.0%
Fiserv, Inc. 3.125% 6/15/16	1,490,000	1,563,710
IBM Corp. 0.2531% 2/4/15 (d)	1,920,000	1,919,416
		3,483,126
Office Electronics - 0.2%
Xerox Corp.:
1.0941% 5/16/14 (d)	7,446,000	7,436,685
1.6801% 9/13/13 (d)	3,000,000	3,006,504
2.95% 3/15/17	200,000	205,273
		10,648,462
Semiconductors & Semiconductor Equipment - 0.0%
Altera Corp. 1.75% 5/15/17	730,000	735,060
Broadcom Corp.:
1.5% 11/1/13	500,000	502,035
2.375% 11/1/15	650,000	674,435
		1,911,530
Software - 0.0%
Autodesk, Inc. 1.95% 12/15/17	410,000	407,040
TOTAL INFORMATION TECHNOLOGY		20,605,984
MATERIALS - 0.2%
Chemicals - 0.1%
Eastman Chemical Co. 2.4% 6/1/17	710,000	728,867
Ecolab, Inc. 3% 12/8/16	1,225,000	1,300,139
The Dow Chemical Co. 2.5% 2/15/16	1,930,000	2,003,147
		4,032,153
Construction Materials - 0.0%
CRH America, Inc. 5.3% 10/15/13	515,000	523,630
Containers & Packaging - 0.0%
Rock-Tenn Co. 3.5% 3/1/20	1,115,000	1,136,297
Metals & Mining - 0.1%
Anglo American Capital PLC 2.15% 9/27/13 (c)	1,110,000	1,114,347
ArcelorMittal SA 5.375% 6/1/13	970,000	970,000
Barrick Gold Finance Co. 4.875% 11/15/14	1,305,000	1,378,806
Barrick Gold Financeco LLC 6.125% 9/15/13	1,355,000	1,374,895
Goldcorp, Inc. 2.125% 3/15/18	530,000	523,734
Nonconvertible Bonds - continued
	Principal Amount	Value
MATERIALS - continued
Metals & Mining - continued
Rio Tinto Finance (U.S.A.) Ltd. 8.95% 5/1/14	$ 1,395,000	$ 1,497,205
Teck Resources Ltd. 2.5% 2/1/18	330,000	333,359
		7,192,346
Paper & Forest Products - 0.0%
International Paper Co. 5.3% 4/1/15	920,000	989,609
TOTAL MATERIALS		13,874,035
TELECOMMUNICATION SERVICES - 1.0%
Diversified Telecommunication Services - 0.8%
AT&T, Inc.:
0.6601% 2/12/16 (d)	13,040,000	13,056,130
0.875% 2/13/15	885,000	887,386
British Telecommunications PLC:
1.4051% 12/20/13 (d)	9,690,000	9,742,006
2% 6/22/15	8,000,000	8,192,232
SBA Tower Trust:
2.24% 4/16/18 (c)	820,000	813,253
2.933% 12/15/17 (c)	1,825,000	1,862,787
3.598% 4/16/18 (c)	635,000	636,198
Telecom Italia Capital SA 5.25% 11/15/13	1,865,000	1,897,638
Verizon Communications, Inc. 0.4811% 3/6/15 (c)(d)	9,275,000	9,279,948
Vivendi SA 2.4% 4/10/15 (c)	875,000	889,524
		47,257,102
Wireless Telecommunication Services - 0.2%
America Movil S.A.B. de CV:
2.375% 9/8/16	890,000	914,120
3.625% 3/30/15	645,000	671,288
CC Holdings GS V LLC/Crown Castle GS III Corp. 2.381% 12/15/17 (c)	1,420,000	1,414,462
Rogers Communications, Inc. 6.375% 3/1/14	2,000,000	2,083,536
Vodafone Group PLC 0.6591% 2/19/16 (d)	10,000,000	10,009,810
		15,093,216
TOTAL TELECOMMUNICATION SERVICES		62,350,318
UTILITIES - 0.8%
Electric Utilities - 0.5%
Appalachian Power Co. 0.6491% 8/16/13 (d)	5,644,000	5,647,070
Nonconvertible Bonds - continued
	Principal Amount	Value
UTILITIES - continued
Electric Utilities - continued
Cleveland Electric Illuminating Co. 5.65% 12/15/13	$ 2,600,000	$ 2,667,675
Commonwealth Edison Co.:
1.625% 1/15/14	1,110,000	1,117,336
1.95% 9/1/16	385,000	396,887
Duke Energy Corp.:
1.625% 8/15/17	495,000	495,136
2.15% 11/15/16	1,485,000	1,524,442
3.95% 9/15/14	1,414,000	1,471,531
EDF SA 5.5% 1/26/14 (c)	495,000	510,696
Enel Finance International SA 3.875% 10/7/14 (c)	1,405,000	1,449,554
Georgia Power Co.:
0.6001% 3/15/16 (d)	510,000	510,282
1.3% 9/15/13	890,000	892,125
Great Plains Energy, Inc. 2.75% 8/15/13	785,000	788,091
Korea Hydro & Nuclear Power Co. Ltd. 3.125% 9/16/15 (c)	1,045,000	1,081,868
Mississippi Power Co. 2.35% 10/15/16	360,000	375,426
Monongahela Power Co. 7.95% 12/15/13 (c)	2,645,000	2,742,172
NextEra Energy Capital Holdings, Inc.:
1.2% 6/1/15	420,000	422,694
1.611% 6/1/14	1,175,000	1,185,123
Northeast Utilities:
1.0301% 9/20/13 (d)	1,871,000	1,873,573
5.65% 6/1/13	690,000	690,000
Pennsylvania Electric Co. 5.125% 4/1/14	3,000,000	3,103,938
PPL Capital Funding, Inc. 1.9% 6/1/18	350,000	349,369
Sierra Pacific Power Co. 5.45% 9/1/13	295,000	298,481
Southern Co. 1.95% 9/1/16	485,000	498,407
		30,091,876
Gas Utilities - 0.0%
Florida Gas Transmission Co. LLC 4% 7/15/15 (c)	1,330,000	1,406,128
Independent Power Producers & Energy Traders - 0.0%
Black Hills Corp. 9% 5/15/14	345,000	369,255
PSEG Power LLC 2.75% 9/15/16	425,000	440,555
		809,810
Multi-Utilities - 0.3%
CMS Energy Corp.:
2.75% 5/15/14	885,000	900,065
4.25% 9/30/15	1,255,000	1,342,461
Nonconvertible Bonds - continued
	Principal Amount	Value
UTILITIES - continued
Multi-Utilities - continued
Dominion Resources, Inc.:
1.8% 3/15/14	$ 65,000	$ 65,612
1.95% 8/15/16	540,000	554,039
2.25% 9/1/15	515,000	531,023
DTE Energy Co.:
0.9871% 6/3/13 (d)	2,999,000	2,999,000
7.625% 5/15/14	110,000	117,087
NiSource Finance Corp. 5.4% 7/15/14	1,890,000	1,981,769
Sempra Energy:
1.0401% 3/15/14 (d)	7,840,000	7,871,125
2% 3/15/14	160,000	161,604
Veolia Environnement SA 5.25% 6/3/13	690,000	690,000
		17,213,785
TOTAL UTILITIES		49,521,599
TOTAL NONCONVERTIBLE BONDS (Cost $1,012,102,861)		1,014,488,217
U.S. Government and Government Agency Obligations - 0.9%

U.S. Government Agency Obligations - 0.7%
Fannie Mae:
0.5% 7/2/15	1,275,000	1,278,332
0.75% 12/19/14	7,580,000	7,631,779
0.875% 8/28/14	7,500,000	7,558,418
2.75% 2/5/14	18,005,000	18,325,543
Federal Home Loan Bank 0.5% 11/20/15	5,465,000	5,477,564
Freddie Mac 0.5% 4/17/15	2,180,000	2,187,198
TOTAL U.S. GOVERNMENT AGENCY OBLIGATIONS		42,458,834
U.S. Treasury Inflation Protected Obligations - 0.2%
U.S. Treasury Inflation-Indexed Notes:
0.5% 4/15/15	2,722,641	2,802,194
U.S. Government and Government Agency Obligations - continued
	Principal Amount	Value
U.S. Treasury Inflation Protected Obligations - continued
U.S. Treasury Inflation-Indexed Notes: - continued
1.875% 7/15/13	$ 7,519,093	$ 7,533,191
2% 7/15/14	2,006,534	2,078,330
TOTAL U.S. TREASURY INFLATION PROTECTED OBLIGATIONS		12,413,715
TOTAL U.S. GOVERNMENT AND GOVERNMENT AGENCY OBLIGATIONS (Cost $54,910,055)		54,872,549
U.S. Government Agency - Mortgage Securities - 1.3%

Fannie Mae - 1.1%
1.928% 10/1/33 (d)	138,771	144,568
2.2% 6/1/37 (d)	57,175	60,365
2.5% 10/1/27 to 1/1/28	8,056,358	8,236,487
2.529% 12/1/35 (d)	26,524	28,050
2.608% 7/1/35 (d)	56,772	60,371
2.74% 8/1/37 (d)	36,380	39,119
2.797% 1/1/37 (d)	37,265	39,782
3% 9/1/27	2,813,021	2,932,328
3.04% 12/1/36 (d)	37,056	39,755
3.5% 10/1/25 to 3/1/27	7,869,661	8,288,203
4% 2/1/25 to 10/1/41	11,425,381	12,146,418
4.5% 5/1/19 to 11/1/26	9,290,941	9,931,987
4.5% 1/1/27	379,538	404,448
4.755% 5/1/38 (d)	176,821	187,796
4.816% 4/1/38 (d)	76,233	81,974
4.83% 5/1/38 (d)	190,650	202,211
4.906% 8/1/38 (d)	53,233	56,586
4.907% 5/1/38 (d)	306,874	325,859
5% 11/1/18 to 4/1/38	3,855,751	4,143,661
5.5% 5/1/16 to 5/1/40	15,307,741	16,559,924
6% 1/1/22 to 1/1/41	3,495,705	3,843,782
TOTAL FANNIE MAE		67,753,674
Freddie Mac - 0.1%
2.472% 11/1/34 (d)	30,449	32,637
2.687% 2/1/37 (d)	40,527	43,579
2.71% 9/1/35 (d)	54,115	57,662
2.728% 7/1/35 (d)	73,026	78,200
U.S. Government Agency - Mortgage Securities - continued
	Principal Amount	Value
Freddie Mac - continued
2.742% 2/1/37 (d)	$ 40,326	$ 43,284
2.756% 10/1/36 (d)	323,532	346,757
2.835% 5/1/37 (d)	48,655	51,539
3.063% 2/1/37 (d)	62,673	67,295
3.904% 5/1/38 (d)	66,462	69,710
4.327% 6/1/38 (d)	167,903	175,211
4.5% 10/1/19 to 12/1/26	2,379,152	2,513,557
4.679% 7/1/38 (d)	197,564	208,302
4.683% 6/1/38 (d)	137,065	143,025
4.74% 7/1/38 (d)	71,031	75,002
5% 10/1/18 to 12/1/23	1,692,735	1,795,874
5.353% 2/1/38 (d)	144,604	155,492
5.5% 11/1/21 to 10/1/38	400,655	428,423
5.891% 12/1/36 (d)	29,579	31,481
6% 5/1/17 to 8/1/22	177,181	195,312
6.088% 11/1/36 (d)	13,159	14,040
TOTAL FREDDIE MAC		6,526,382
Ginnie Mae - 0.1%
2.5% 9/20/27	785,196	806,555
3% 6/20/27 to 9/20/27	3,801,660	3,989,925
3.5% 3/20/43	1,484,612	1,561,453
5% 3/20/41	72,064	78,673
6% 7/15/36	843,049	950,075
TOTAL GINNIE MAE		7,386,681
TOTAL U.S. GOVERNMENT AGENCY - MORTGAGE SECURITIES (Cost $82,474,075)		81,666,737
Asset-Backed Securities - 6.5%

Ally Auto Receivables Trust:
Series 2010-4 Class A4, 1.35% 12/15/15	1,360,000	1,369,162
Series 2012-1 Class A3, 0.93% 2/16/16	470,000	471,886
Series 2012-2 Class A3, 0.74% 4/15/16	5,000,000	5,012,060
Series 2012-4 Class A2, 0.48% 5/15/15	4,187,650	4,189,373
Series 2012-SN1:
Class A2, 0.51% 12/22/14	4,337,552	4,338,195
Class A3, 0.57% 8/20/15	8,525,000	8,526,203
Asset-Backed Securities - continued
	Principal Amount	Value
Ally Auto Receivables Trust: - continued
Series 2013-SN1:
Class A2, 0.52% 5/20/15	$ 8,000,000	$ 7,999,254
Class A4, 0.9% 5/22/17	625,000	624,865
Ally Master Owner Trust:
Series 2011-1:
Class A1, 1.0692% 1/15/16 (d)	6,524,000	6,549,685
Class A2, 2.15% 1/15/16	160,000	161,584
Series 2012-1 Class A1, 0.9992% 2/15/17 (d)	3,655,000	3,680,326
Series 2012-2 Class A, 0.6992% 3/15/16 (d)	5,000,000	5,001,840
Series 2012-3 Class A2, 1.21% 6/15/17	5,000,000	5,051,395
Series 2013-1:
Class A1, 0.6492% 2/15/18 (d)	8,000,000	8,001,302
Class A2, 1% 2/15/18	240,000	239,631
American Express Credit Account Master Trust:
Series 2009-2 Class A, 1.4492% 3/15/17 (d)	1,300,000	1,318,285
Series 2011-1 Class A, 0.3692% 4/17/17 (d)	1,060,000	1,061,357
Series 2012-2:
Class B, 0.99% 3/15/18	1,010,000	1,013,774
Class C, 1.29% 3/15/18 (c)	1,155,000	1,162,392
AmeriCredit Auto Receivables Trust:
Series 2010-1 Class B, 3.72% 11/17/14	17,551	17,569
Series 2010-4 Class A3, 1.27% 4/8/15	75,407	75,429
Series 2011-2 Class B, 2.33% 3/8/16	1,950,000	1,971,544
Series 2011-4 Class AS, 0.92% 3/9/15	58,040	58,051
Series 2012-1:
Class A2, 0.91% 10/8/15	2,061,551	2,064,954
Class B, 1.73% 2/8/17	585,000	592,516
Series 2012-2:
Class A2, 0.76% 10/8/15	4,077,942	4,081,926
Class A3, 1.05% 10/11/16	1,585,000	1,594,423
Americredit Auto Receivables Trust Series 2012-4 Class A2, 0.49% 4/8/16	2,494,525	2,495,493
AmeriCredit Auto Receivables Trust:
Series 2012-5 Class A2, 0.51% 1/8/16	9,000,000	9,000,504
Series 2013-2 Class B, 1.19% 5/8/18	1,190,000	1,186,910
Bank of America Auto Trust Series 2012-1 Class A3, 0.78% 6/15/16	580,000	581,887
BankBoston Home Equity Loan Trust Series 1998-2 Class A6, 6.64% 12/25/28 (MBIA Insured)	60,706	60,852
BMW Floorplan Master Owner Trust Series 2012-1A Class A, 0.5987% 9/15/17 (c)(d)	9,740,000	9,765,378
Asset-Backed Securities - continued
	Principal Amount	Value
BMW Vehicle Lease Trust:
Series 2012-1 Class A2, 0.59% 6/20/14	$ 1,197,420	$ 1,198,013
Series 2013-1 Class A3, 0.54% 9/21/15	1,050,000	1,049,682
Cabelas Master Credit Card Trust Series 2010-1A Class A2, 1.6492% 1/16/18 (c)(d)	1,175,000	1,198,566
Capital Auto Receivables Asset Trust:
Series 2008-A:
Class C, 8.25% 1/15/15 (c)	709,004	714,403
Class D, 8.25% 1/15/15 (c)	265,000	267,349
Series 2013-1 Class A3, 0.79% 6/20/17	1,240,000	1,237,449
Capital One Multi-Asset Execution Trust Series 2013-A2 Class A2, 0.3792% 2/15/19 (d)	15,000,000	15,000,405
Carmax Auto Owner Trust:
Series 2010-1:
Class B, 3.75% 12/15/15	425,000	434,709
Class C, 4.88% 8/15/16	270,000	278,317
Series 2010-2:
Class A3, 1.41% 2/16/15	68,713	68,827
Class A4, 2.04% 10/15/15	510,000	515,598
Series 2011-2 Class A3, 0.91% 12/15/15	1,018,223	1,021,190
Series 2012-1 Class A3, 0.89% 9/15/16	555,000	557,667
Series 2012-2 Class A3, 0.84% 3/15/17	835,000	838,606
Series 2012-3:
Class A2, 0.43% 9/15/15	4,598,013	4,599,321
Class A3, 0.52% 7/17/17	965,000	963,465
Chase Funding Mortgage Loan Asset-Backed Certificates Series 2003-3 Class 1A6, 3.717% 10/25/14	43,332	43,151
Chase Issuance Trust Series 2012-A9 Class A9, 0.3492% 10/16/17 (d)	10,000,000	10,003,338
CIT Equipment Collateral Series 2012-VT1:
Class A2, 0.85% 5/20/14 (c)	4,036,307	4,039,794
Class A3, 1.1% 8/22/16 (c)	765,000	766,908
Citibank Credit Card Issuance Trust Series 2013-A1 Class A1, 0.2982% 4/24/17 (d)	10,000,000	10,000,380
CNH Equipment Trust:
Series 2011-B Class A3, 0.91% 8/15/16	934,113	936,203
Series 2012-A Class A3, 0.94% 5/15/17	1,100,000	1,104,514
Series 2012-C Class A3, 0.57% 12/15/17	525,000	523,935
Series 2012-D Class A2, 0.51% 4/15/16	11,000,000	11,001,320
Series 2013-A Class A3, 0.69% 6/15/18	1,800,000	1,799,726
Series 2013-B Class A2, 0.44% 10/17/16 (c)	6,000,000	5,999,965
Asset-Backed Securities - continued
	Principal Amount	Value
Discover Card Master Trust:
Series 2011-A1 Class A1, 0.5492% 8/15/16 (d)	$ 1,735,000	$ 1,738,094
Series 2012-A2 Class A2, 0.3492% 10/17/16 (d)	11,600,000	11,602,021
Series 2012-A5 Class A5, 0.3987% 1/16/18 (d)	10,000,000	10,005,112
Enterprise Fleet Financing LLC Series 2013-1 Class A2, 0.68% 9/20/18 (c)	1,130,000	1,129,233
Ford Credit Auto Lease Trust:
Series 2011-A Class A4, 1.34% 9/15/14	240,000	240,946
Series 2012-A:
Class A2, 0.63% 4/15/14	2,973,199	2,974,899
Class A3, 0.85% 1/15/15	315,000	315,716
Class A4, 1.03% 4/15/15	2,410,000	2,422,959
Series 2012-B:
Class A2, 0.54% 11/15/14	460,000	460,266
Class B, 1.1% 12/15/15 (c)	230,000	230,074
Class C, 1.5% 3/15/17 (c)	290,000	290,108
Series 2013-A Class A2, 0.46% 5/15/15	4,000,000	4,001,284
Ford Credit Auto Owner Trust:
Series 2009-D Class A4, 2.98% 8/15/14	138,912	139,351
Series 2009-E Class A4, 2.42% 11/15/14	503,502	506,254
Series 2010-A Class D, 4.05% 10/15/16	240,000	249,248
Series 2010-B Class A3, 0.98% 10/15/14	10,206	10,209
Series 2012-D Class A2, 0.4% 9/15/15	8,165,770	8,166,241
Ford Credit Floorplan Master Owner Trust:
Series 2010-3:
Class A1, 4.2% 2/15/17 (c)	1,170,000	1,239,458
Class C, 4.99% 2/15/17 (c)	720,000	755,793
Series 2010-5 Class A1, 1.5% 9/15/15	970,000	973,008
Series 2012-1 Class A, 0.6692% 1/15/16 (d)	15,538,000	15,567,615
Series 2012-4 Class A1, 0.74% 9/15/16	6,120,000	6,134,781
FPL Recovery Funding Series 2007-A Class A2, 5.044% 8/1/15	122,408	123,362
GE Capital Credit Card Master Note Trust:
Series 2010-3 Class A, 2.21% 6/15/16	190,000	190,135
Series 2012-1 Class A, 1.03% 1/15/18	2,995,000	3,016,864
Series 2012-4 Class A, 0.4992% 6/15/18 (d)	17,275,000	17,303,281
GE Dealer Floorplan Master Note Trust:
Series 2011-1 Class A, 0.7982% 7/20/16 (d)	880,000	884,009
Series 2012-4 Class A, 0.6392% 10/20/17 (d)	825,000	825,090
Series 2013-1 Class A, 0.5992% 4/20/18 (d)	2,310,000	2,310,002
GE Equipment Midticket LLC Series 2012-1 Class A4, 0.78% 9/22/20	700,000	700,260
Asset-Backed Securities - continued
	Principal Amount	Value
GE Equipment Small Ticket LLC:
Series 2012-1 Class A3, 1.04% 9/21/15 (c)	$ 430,000	$ 432,123
Series 2012-1A Class A2, 0.85% 11/21/14 (c)	847,148	848,461
GE Equipment Transportation LLC:
Series 2012-1 Class A3, 0.99% 11/23/15	250,000	250,988
Series 2012-2 Class A3, 0.62% 7/25/16	3,905,000	3,902,995
Honda Auto Receivables Owner Trust Series 2010-2 Class A3, 1.34% 3/18/14	410	411
Huntington Auto Trust:
Series 2011-1A Class A3, 1.01% 1/15/16 (c)	702,134	704,814
Series 2012-1 Class A3, 0.81% 9/15/16	1,775,000	1,781,957
Hyundai Auto Lease Securitization Trust Series 2013-A Class A2, 0.51% 9/15/15 (c)	7,000,000	7,002,840
Hyundai Auto Lease Security Trust Series 2012-A Class A3, 0.92% 8/17/15 (c)	5,000,000	5,020,368
Hyundai Auto Receivables Trust:
Series 2009-A Class A4, 3.15% 3/15/16	375,663	379,021
Series 2012-A Class A3, 0.72% 3/15/16	310,000	310,650
Series 2012-C Class A4, 0.73% 6/15/18	475,000	473,710
Series 2013-A Class A4, 0.97% 9/17/18	1,010,000	1,005,892
Hyundai Floorplan Master Owner Trust Series 2013-1A Class A, 0.5482% 5/15/18 (c)(d)	1,790,000	1,790,025
John Deere Owner Trust:
Series 2011-A Class A4, 1.96% 4/16/18	1,244,000	1,261,794
Series 2012-A Class A2, 0.59% 6/16/14	1,328,945	1,329,186
Series 2012-B Class A2, 0.43% 2/17/15	6,555,069	6,558,025
Series 2013-A Class A3, 0.6% 3/15/17	2,850,000	2,846,577
Mercedes-Benz Auto Lease Trust:
Series 2011-B Class A4, 1.24% 7/17/17 (c)	420,000	421,849
Series 2012-A:
Class A3, 0.88% 11/17/14	565,000	566,103
Class A4, 1.07% 11/15/17	470,000	472,112
Series 2013-A:
Class A2, 0.39% 6/15/15	7,250,000	7,247,478
Class A4, 0.72% 12/17/18	1,195,000	1,193,331
Mercedes-Benz Master Owner Trust:
Series 2012-AA Class A, 0.79% 11/15/17 (c)	1,155,000	1,157,111
Series 2012-BA Class A, 0.4692% 11/15/16 (c)(d)	7,630,000	7,639,247
Motor PLC Series 2012A Class A1C, 1.286% 2/25/20 (c)	255,000	255,717
Navistar Financial Dealer Note Master Trust Series 2013-1 Class A, 0.8633% 1/25/18 (c)(d)	1,280,000	1,287,327
Asset-Backed Securities - continued
	Principal Amount	Value
Nissan Auto Lease Trust:
Series 2011-B Class A3, 0.92% 2/16/15	$ 780,257	$ 781,714
Series 2012-A:
Class A3, 0.98% 5/15/15	570,000	572,385
Class A4, 1.13% 5/15/17	835,000	840,481
Series 2013-A Class A2A, 0.45% 9/15/15	7,000,000	6,999,262
Nissan Auto Receivables Owner Trust Series 2012-B Class A3, 0.46% 10/17/16	1,675,000	1,673,544
Nissan Master Owner Trust Receivables:
Series 2012-A Class A, 0.6687% 5/15/17 (d)	6,500,000	6,532,274
Series 2013-A Class A, 0.4987% 2/15/18 (d)	5,000,000	5,000,712
Porsche Innovative Lease Owner Trust:
Series 2011-1 Class A4, 1.26% 11/20/17 (c)	445,000	446,935
Series 2012-1 Class A2, 0.44% 2/23/15 (c)	3,337,039	3,339,165
Residential Asset Mortgage Products, Inc. Series 2003-RZ2 Class A1, 3.6% 4/25/33 (AMBAC Insured)	35,237	34,495
Santander Drive Auto Receivables Trust:
Series 2013-3 Class A2, 0.55% 9/15/16	5,000,000	4,999,835
Series 2012-1 Class A2, 1.25% 4/15/15	1,371,619	1,374,314
Series 2012-2 Class A2, 0.91% 5/15/15	2,174,413	2,177,070
Series 2012-3 Class A2, 0.83% 4/15/15	952,041	952,846
Series 2013-1 Class A2, 0.48% 2/16/16	2,520,000	2,521,148
Series 2013-2 Class A2, 0.47% 3/15/16	4,000,000	4,001,460
Sierra Receivables Funding Co. LLC Series 2013-1A Class A, 1.59% 11/20/29 (c)	530,075	527,572
SLM Student Loan Trust:
Series 2008-4 Class A2, 1.3256% 7/25/16 (d)	189,704	190,922
Series 2012-6 Class A1, 0.3533% 2/27/17 (d)	3,962,408	3,962,004
Series 2012-7 Class A2, 0.4802% 9/25/19 (d)	4,485,000	4,480,210
Series 2013-1 Class A2, 0.4433% 9/25/19 (d)	8,310,000	8,312,081
Smart Trust:
Series 2012-2USA Class A3A, 1.59% 10/14/16 (c)	1,165,000	1,176,715
Series 2012-4US Class A3A, 0.97% 3/14/17	495,000	495,548
Series 2013-1US Class A3A, 0.84% 9/14/16	555,000	553,960
Series 2013-2US Class A4A, 1.18% 2/14/19	435,000	434,984
Toyota Auto Receivables Owner Trust:
Series 2010-B Class A4, 1.47% 1/17/17	374,758	375,632
Series 2012-A Class A3, 0.75% 2/16/16	530,000	531,679
Series 2013-A Class A4, 0.69% 11/15/18	815,000	810,380
USAA Auto Owner Trust Series 2010-1 Class A4, 2.14% 9/15/15	293,284	293,506
Asset-Backed Securities - continued
	Principal Amount	Value
Wheels SPV LLC Series 2012-1 Class A2, 1.19% 3/20/21 (c)	$ 734,291	$ 737,169
World Financial Network Credit Card Master Trust:
Series 2009-D Class A, 4.66% 5/15/17	2,005,000	2,015,167
Series 2010-A Class A, 3.96% 4/15/19	745,000	792,518
World Omni Auto Lease Securitization Trust Series 2012-A:
Class A2, 0.71% 1/15/15	2,273,686	2,275,318
Class A3, 0.93% 11/16/15	330,000	331,411
Class A4, 1.06% 11/15/17	365,000	367,416
World Omni Auto Receivables Trust:
Series 2012-A Class A2, 0.52% 6/15/15	2,129,737	2,131,080
Series 2013-A Class A2, 0.43% 5/16/16	5,000,000	4,999,698
World Omni Master Owner Trust 201 Series 2013-1 Class A, 0.5487% 2/15/18 (c)(d)	1,175,000	1,175,151
TOTAL ASSET-BACKED SECURITIES (Cost $405,411,540)		405,346,352
Collateralized Mortgage Obligations - 2.1%

Private Sponsor - 0.2%
Banc of America Mortgage Securities, Inc.:
Series 2004-A Class 2A2, 2.9158% 2/25/34 (d)	39,322	40,690
Series 2004-H Class 2A2, 3.1151% 9/25/34 (d)	114,794	115,356
Citicorp Mortgage Securities, Inc. Series 2003-11 Class 2A10, 5.5% 12/25/33	65,277	65,480
Fosse Master Issuer PLC floater Series 2012-1A Class 2A2 1.6771% 10/18/54 (c)(d)	625,000	637,966
Granite Master Issuer PLC floater:
Series 2006-1A Class A5, 0.3382% 12/20/54 (c)(d)	1,630,988	1,599,836
Series 2007-1 Class 3A1, 0.3982% 12/20/54 (d)	1,824,030	1,789,191
Granite Mortgages Series 2003-2 Class 1A3, 0.7761% 7/20/43 (d)	269,229	266,537
Granite Mortgages PLC floater:
Series 2003-3 Class 1A3, 0.6761% 1/20/44 (d)	82,461	81,969
Series 2004-1 Class 2A1, 0.6001% 3/20/44 (d)	1,608,791	1,590,290
Series 2004-3 Class 2A1, 0.5601% 9/20/44 (d)	1,153,808	1,139,963
Holmes Master Issuer PLC:
floater Series 2012-1A Class A2, 1.9271% 10/15/54 (c)(d)	1,900,000	1,938,838
floater planned amortization class Series 2011-3A Class A2, 1.8271% 10/21/54 (c)(d)	430,000	436,828
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
Private Sponsor - continued
Sequoia Mortgage Trust Series 2010-H1 Class A1, 3.75% 2/25/40 (d)	$ 22,698	$ 22,578
Silverstone Master Issuer PLC:
floater Series 2011-1A Class 1A, 1.8261% 1/21/55 (c)(d)	590,000	599,277
1.8261% 1/21/55 (c)(d)	375,000	383,012
WaMu Mortgage pass-thru certificates Series 2005-AR12 Class 2A1, 2.9389% 9/25/35 (d)	94,341	95,869
Wells Fargo Mortgage Backed Securities Trust:
Series 2004-G Class A3, 4.7521% 6/25/34 (d)	125,523	128,661
Series 2005-AR2:
Class 2A2, 2.6826% 3/25/35 (d)	56,624	59,322
Class 3A1, 2.6626% 3/25/35 (d)	61,452	63,335
TOTAL PRIVATE SPONSOR		11,054,998
U.S. Government Agency - 1.9%
Fannie Mae:
floater:
Series 2003-31 Class FM, 0.6933% 4/25/33 (d)	4,163,908	4,199,164
Series 2003-44 Class FH, 0.9433% 6/25/33 (d)	2,525,648	2,559,257
Series 2003-48 Class FA, 0.9433% 6/25/33 (d)	3,397,935	3,440,728
Series 2006-33 Class CF, 0.4933% 5/25/36 (d)	431,240	431,094
Series 2012-79 Class FM, 0.6433% 7/25/42 (d)	2,217,963	2,232,100
floater planned amortization class:
Series 2004-52 Class PF 0.6433% 12/25/33 (d)	7,790,967	7,830,008
Series 2005-90 Class FC, 0.4433% 10/25/35 (d)	289,664	289,850
sequential payer:
Series 2009-69 Class EA, 5% 10/25/36	2,037,081	2,052,574
Series 2012-114 Class DF, 0.5933% 8/25/39 (d)	58,360	58,613
sequential payer floater:
Series 2005-74 Class DF, 0.5433% 7/25/35 (d)	9,194,373	9,204,952
Series 2005-83 Class FP, 0.5233% 10/25/35 (d)	10,957,930	10,956,126
Series 2011-23 Class AB, 2.75% 6/25/20	207,303	214,067
Freddie Mac:
floater:
Series 2006-3153 Class UG, 0.6492% 5/15/36 (d)	195,222	197,500
Series 2011-3913 Class FA, 0.6992% 8/15/41 (d)	1,173,989	1,185,711
Series 2012-4077 Class MF, 0.6992% 7/15/42 (d)	2,393,648	2,404,946
Series 2711 Class FC, 1.0992% 2/15/33 (d)	786,280	798,987
Series 3879 Class AF, 0.6292% 6/15/41 (d)	1,460,862	1,464,847
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
U.S. Government Agency - continued
Freddie Mac: - continued
floater planned amortization:
Series 3102 Class FD, 0.4992% 1/15/36 (d)	$ 822,888	$ 824,661
Series 4020 Class EF 0.6492% 2/15/42 (d)	7,636,530	7,637,362
Series 4057 Class EF, 0.5492% 12/15/41 (d)	23,536,228	23,590,703
floater planned amortization class:
Series 2953 Class LF, 0.4992% 12/15/34 (d)	5,082,277	5,086,292
Series 3117 Class JF, 0.4992% 2/15/36 (d)	326,702	327,151
floater sequential payer:
Series 2601 Class GF, 0.5492% 11/15/17 (d)	429,138	429,479
Series 2828 Class TF, 0.6492% 10/15/30 (d)	6,519,600	6,548,190
Series 3046 Class F, 0.5692% 3/15/33 (d)	5,236,055	5,220,016
Series 3325:
Class FM, 0.6292% 5/15/37 (d)	825,084	828,016
Class FN, 0.6292% 5/15/37 (d)	825,084	828,016
planned amortization class Series 3081 Class CP 5.5% 10/15/34	1,174,823	1,212,494
sequential payer Series 2582 Class CG, 4% 11/15/17	146,450	147,553
Ginnie Mae guaranteed REMIC pass-thru certificates:
floater:
Series 2009-108 Class CF, 0.7997% 11/16/39 (d)	591,260	596,274
Series 2009-116 Class KF, 0.7297% 12/16/39 (d)	517,836	521,074
Series 2009-127 Class FA, 0.7482% 9/20/38 (d)	654,130	658,526
Series 2010-9 Class FA, 0.7197% 1/16/40 (d)	770,170	774,823
Series 2012-113 Class FJ, 0.4482% 1/20/42 (d)	1,329,911	1,333,870
Series 2012-149 Class LF, 0.4482% 12/20/42 (d)	1,194,173	1,193,595
Series 2012-84 Class FH, 0.6497% 7/16/42 (d)	3,855,194	3,881,811
Series 2012-97 Class JF, 0.4497% 8/16/42 (d)	1,090,405	1,095,960
Series 2013-37 Class F, 0.4682% 3/20/43 (d)	819,999	820,560
Series 2013-9 Class F, 0.4482% 1/20/43 (d)	2,063,215	2,069,347
floater planned amortization Series 2004-80 Class FM, 0.4982% 7/20/34 (d)	3,330,519	3,332,869
floater sequential payer Series 2010-120 Class FB 0.4982% 9/20/35 (d)	587,315	588,255
Collateralized Mortgage Obligations - continued
	Principal Amount	Value
U.S. Government Agency - continued
Ginnie Mae guaranteed REMIC pass-thru certificates: - continued
planned amortization class:
Series 2010-112 Class PM, 3.25% 9/20/33	$ 257,810	$ 262,513
Series 2010-99 Class PT, 3.5% 8/20/33	334,564	341,529
TOTAL U.S. GOVERNMENT AGENCY		119,671,463
TOTAL COLLATERALIZED MORTGAGE OBLIGATIONS (Cost $130,905,115)		130,726,461
Commercial Mortgage Securities - 0.6%

Banc of America Commercial Mortgage Trust:
sequential payer:
Series 2005-3 Class A4, 4.668% 7/10/43	420,000	447,558
Series 2006-2 Class A4, 5.9189% 5/10/45 (d)	750,000	838,154
Series 2006-4 Class A4, 5.634% 7/10/46	370,000	410,210
Series 2004-6 Class A4, 4.625% 12/10/42 (d)	180,000	182,870
Series 2006-1 Class A4, 5.372% 9/10/45 (d)	1,520,000	1,668,600
Banc of America REMIC Trust Series 2012-CLRN Class A1, 1.3492% 8/15/29 (c)(d)	1,720,000	1,728,390
Bear Stearns Commercial Mortgage Securities Trust:
floater Series 2007-BBA8 Class A2, 0.3492% 3/15/22 (c)(d)	892,273	892,198
sequential payer:
Series 2005-PWR8 Class A4, 4.674% 6/11/41	450,000	477,382
Series 2006-PW14 Class A4, 5.201% 12/11/38	625,000	699,188
Series 2007-PW17 Class AAB, 5.703% 6/11/50	406,536	423,178
Series 2007-PW18 Class A2, 5.613% 6/11/50	273,552	277,638
Series 05-PWR7 Class A3, 5.116% 2/11/41	1,115,000	1,182,610
Series 2004-T14 Class A4, 5.2% 1/12/41	199,785	203,220
Series 2006-T24 Class A4, 5.537% 10/12/41	1,000,000	1,122,605
Citigroup Commercial Mortgage Trust Series 2004-C1 Class A4, 5.6131% 4/15/40 (d)	380,000	390,091
COMM Mortgage Trust Series 2004-LB3A Class A5, 5.524% 7/10/37 (d)	960,000	988,024
Commercial Mortgage Trust pass-thru certificates:
sequential payer Series 2012-LC4 Class A1, 1.156% 12/10/44	205,117	206,512
Series 2005-C6 Class A5B, 5.167% 6/10/44 (d)	210,000	225,279
Commercial Mortgage Securities - continued
	Principal Amount	Value
Credit Suisse First Boston Mortgage Securities Corp. Series 2005-C1 Class A4, 5.014% 2/15/38 (d)	$ 382,807	$ 401,525
DBUBS Series 2011-LC3A Class A1, 2.238% 8/10/44	357,177	362,422
Del Coronado Trust floater Series 2013-HDC Class A, 1% 3/15/26 (c)(d)	1,500,000	1,501,820
Extended Stay America Trust floater Series 2013-ESFL:
Class A1FL, 0.9982% 12/5/31 (c)(d)	850,000	850,475
Class A2FL, 0.8982% 12/5/31 (c)(d)	1,110,000	1,110,940
Freddie Mac pass-thru certificates:
Series 2013-K502 Class A2, 1.426% 8/25/17	1,505,000	1,521,489
Series K712 Class A1, 1.369% 5/25/19	2,085,000	2,109,409
GCCFC Commercial Mortgage Trust Series 2005-GG3 Class A3, 4.569% 8/10/42	51,974	52,351
Greenwich Capital Commercial Funding Corp. Series 2006-GG7 Class A4, 6.0605% 7/10/38 (d)	915,000	1,025,353
GS Mortgage Securities Corp. II:
floater Series 2007-EOP:
Class A1, 1.1031% 3/6/20 (c)(d)	382,398	383,619
Class A2, 1.2601% 3/6/20 (c)(d)	710,000	712,348
Series 2006-GG6 Class A4, 5.553% 4/10/38 (d)	370,000	406,785
GS Mortgage Securities Corp. Trust Series 2013-KYO Class A, 1.0482% 11/8/29 (c)(d)	1,840,000	1,844,692
GS Mortgage Securities Trust:
sequential payer Series 2011-GC3 Class A1, 2.331% 3/10/44 (c)	1,051,522	1,069,071
Series 2007-GG10 Class A3, 5.9817% 8/10/45 (d)	525,000	559,428
Series 2012-GC6 Class A1, 1.282% 1/10/45	67,764	68,258
JPMorgan Chase Commercial Mortgage Securities Corp.:
floater Series 2011-CCHP Class A, 2.6% 7/15/28 (c)(d)	423,513	423,549
Series 11-C4 Class A1, 1.5251% 7/15/46 (c)	431,549	435,420
Series 2004-C1 Class A3, 4.719% 1/15/38	392,065	398,460
Series 2004-PNC1 Class A4, 5.5437% 6/12/41 (d)	245,000	254,065
Series 2012-C6 Class A1, 1.0305% 5/15/45	157,460	157,708
JPMorgan Chase Commercial Mortgage Securities Trust:
floater Series 2013-FL3 Class A1, 0.999% 4/15/28 (c)(d)	1,640,000	1,634,627
Series 2004-CBX Class A6, 4.899% 1/12/37	340,000	353,774
Series 2005-LDP2 Class A3A, 4.678% 7/15/42	110,704	111,466
Series 2005-LDP4 Class ASB, 4.824% 10/15/42 (d)	26,274	26,996
Series 2011-C3 Class A1, 1.8748% 2/15/46 (c)	575,902	581,085
Commercial Mortgage Securities - continued
	Principal Amount	Value
LB-UBS Commercial Mortgage Trust:
sequential payer Series 2006-C1 Class A4, 5.156% 2/15/31	$ 375,000	$ 409,258
Series 2004-C1 Class A4, 4.568% 1/15/31	267,789	273,016
Series 2005-C7 Class A4, 5.197% 11/15/30	1,519,347	1,638,675
Merrill Lynch-CFC Commercial Mortgage Trust Series 2006-2 Class A4, 6.0874% 6/12/46 (d)	465,000	521,546
Morgan Stanley Capital I Trust:
floater Series 2007-XLFA Class A2, 0.3% 10/15/20 (c)(d)	680,884	677,566
sequential payer:
Series 2005-HQ6 Class A4A, 4.989% 8/13/42	445,000	475,453
Series 2005-IQ9 Class A5, 4.7% 7/15/56	1,105,000	1,161,654
Series 2005-T17 Class A5, 4.78% 12/13/41	221,851	232,065
Series 2006-HQ9 Class A4, 5.731% 7/12/44 (d)	1,329,110	1,481,814
Series 2008-T29 Class A3, 6.452% 1/11/43 (d)	568,452	593,467
Wachovia Bank Commercial Mortgage Trust:
sequential payer Series 05-C18 Class A4, 4.935% 4/15/42 (d)	180,000	191,097
Series 2004-C14 Class A4, 5.088% 8/15/41 (d)	95,000	98,347
WF-RBS Commercial Mortgage Trust sequential payer Series 2011-C4 Class A1, 1.607% 6/15/44 (c)	726,873	736,232
TOTAL COMMERCIAL MORTGAGE SECURITIES (Cost $39,593,904)		39,211,032
Municipal Securities - 0.2%

Florida Hurricane Catastrophe Fund Fin. Corp. Rev. Series 2013 A, 1.298% 7/1/16	1,475,000	1,475,797
Illinois Gen. Oblig.:
Series 2010, 4.071% 1/1/14	6,780,000	6,901,633
Series 2011, 4.026% 3/1/14	2,050,000	2,091,226
Memphis-Shelby County Arpt. Auth. Arpt. Rev. Series 2010 B, 4% 7/1/13 (e)	150,000	150,425
TOTAL MUNICIPAL SECURITIES (Cost $10,613,100)		10,619,081
Foreign Government and Government Agency Obligations - 0.2%

Ontario Province 0.4336% 4/1/15 (d) (Cost $10,007,771)	10,000,000	10,016,340
Certificates of Deposit - 0.0%
	Principal Amount	Value
Bank of Nova Scotia yankee 0.7751% 2/10/14 (d) (Cost $2,000,000)	$ 2,000,000	$ 2,007,956
Commercial Paper - 0.1%

British Telecommunications PLC 1.17% 6/3/13	2,000,000	1,999,963
Vodafone Group PLC yankee 0.77% 12/30/13	5,000,000	4,984,794
TOTAL COMMERCIAL PAPER (Cost $6,977,198)		6,984,757
Fixed-Income Funds - 1.3%
	Shares
Bank Loan Funds - 1.3%
Fidelity Floating Rate High Income Fund (b) (Cost $83,439,449)	8,320,930	83,209,298
Short-Term Funds - 60.7%

Short-Term Funds - 60.7%
Baird Short-Term Bond Fund - Institutional Class	3,865,392	37,648,922
Delaware Limited-Term Diversified Income Fund - Class A	26,120,392	226,986,209
Fidelity Conservative Income Bond Fund Institutional Class (b)	36,488,099	366,340,517
Fidelity Short-Term Bond Fund (b)	88,157,540	757,273,268
Janus Short-Term Bond Fund - Class T	94,579,340	291,304,366
JPMorgan Short Duration Bond Fund - Select Class Shares	33,903,266	370,901,732
Metropolitan West Low Duration Bond Fund	48,773,430	430,669,389
PIMCO Short-Term Fund	111,703,667	1,104,749,263
Wells Fargo Advantage Ultra Short-Term Municipal Income Fund	40,352,561	194,499,344
TOTAL SHORT-TERM FUNDS (Cost $3,770,547,046)		3,780,373,010
Money Market Funds - 10.0%
	Shares	Value
Fidelity Institutional Money Market Portfolio Institutional Class 0.12% (b)	595,053,053	$ 595,053,053
SSgA US Treasury Money Market Fund, 0% (a)	24,510,328	24,510,328
TOTAL MONEY MARKET FUNDS (Cost $619,563,381)		619,563,381
TOTAL INVESTMENT PORTFOLIO - 100.2% (Cost $6,228,545,495)		6,239,085,171
NET OTHER ASSETS (LIABILITIES) - (0.2)%		(13,689,369)
NET ASSETS - 100%		$ 6,225,395,802
Legend
(a) The rate quoted is the annualized seven-day yield of the fund at period end.
(b) Affiliated company

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $343,030,507 or 5.5% of net assets.

(d) Coupon rates for floating and adjustable rate securities reflect the rates in effect at period end.
(e) Private activity obligations whose interest is subject to the federal alternative minimum tax for individuals.
Affiliated Underlying Funds
Information regarding the Fund's fiscal year to date purchases and sales of the affiliated Underlying Funds and income earned by the Fund from investments in affiliated Underlying Funds is as follows:
Affiliate	Value, beginning of period	Purchases	Sales Proceeds	Dividend Income	Value, end of period
Fidelity Conservative Income Bond Fund Institutional Class	$ 212,634,399	$ 153,004,770	$ -	$ 2,120,847	$ 366,340,517
Fidelity Floating Rate High Income Fund	-	83,439,449	-	146,660	83,209,298
Fidelity Institutional Money Market Portfolio Institutional Class	326,967,203	294,024,863	25,939,014	781,198	595,053,053
Fidelity Short-Term Bond Fund	389,499,533	365,175,609	-	5,018,936	757,273,268
Total	$ 929,101,135	$ 895,644,691	$ 25,939,014	$ 8,067,641	$ 1,801,876,136
Other Information

The following is a summary of the inputs used, as of May 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Corporate Bonds	$ 1,014,488,217	$ -	$ 1,014,488,217	$ -
U.S. Government and Government Agency Obligations	54,872,549	-	54,872,549	-
U.S. Government Agency - Mortgage Securities	81,666,737	-	81,666,737	-
Asset-Backed Securities	405,346,352	-	405,346,352	-
Collateralized Mortgage Obligations	130,726,461	-	130,726,461	-
Commercial Mortgage Securities	39,211,032	-	39,211,032	-
Municipal Securities	10,619,081	-	10,619,081	-
Foreign Government and Government Agency Obligations	10,016,340	-	10,016,340	-
Certificates of Deposit	2,007,956	-	2,007,956	-
Commercial Paper	6,984,757	-	6,984,757	-
Fixed-Income Funds	83,209,298	83,209,298	-	-
Short-Term Funds	3,780,373,010	3,780,373,010	-	-
Money Market Funds	619,563,381	619,563,381	-	-
Total Investments in Securities:	$ 6,239,085,171	$ 4,483,145,689	$ 1,755,939,482	$ -

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	May 31, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $4,430,554,071)	$ 4,437,209,035
Affiliated issuers (cost $1,797,991,424)	1,801,876,136
Total Investments (cost $6,228,545,495)		$ 6,239,085,171
Receivable for investments sold		11,941
Receivable for fund shares sold		6,492,178
Dividends receivable		11,544
Interest receivable		4,321,452
Prepaid expenses		34,759
Total assets		6,249,957,045

Liabilities
Payable for investments purchased	$ 20,506,159
Payable for fund shares redeemed	3,044,413
Distributions payable	1,489
Accrued management fee	190,178
Other affiliated payables	329,964
Other payables and accrued expenses	489,040
Total liabilities		24,561,243

Net Assets		$ 6,225,395,802
Net Assets consist of:
Paid in capital		$ 6,212,590,097
Undistributed net investment income		446,871
Accumulated undistributed net realized gain (loss) on investments		1,819,158
Net unrealized appreciation (depreciation) on investments		10,539,676
Net Assets, for 617,071,116 shares outstanding		$ 6,225,395,802
Net Asset Value, offering price and redemption price per share ($6,225,395,802 ÷ 617,071,116 shares)		$ 10.09

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended May 31, 2013

Investment Income
Dividends: Unaffiliated issuers		$ 26,029,355
Affiliated issuers		8,067,641
Interest		11,098,921
Total income		45,195,917

Expenses
Management fee	$ 12,990,637
Transfer agent fees	2,224,642
Accounting fees and expenses	1,128,765
Custodian fees and expenses	39,380
Independent trustees' compensation	54,727
Registration fees	514,446
Audit	56,075
Legal	26,492
Miscellaneous	86,128
Total expenses before reductions	17,121,292
Expense reductions	(11,381,785)	5,739,507
Net investment income (loss)		39,456,410
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,505,142
Futures contracts	14,267
Realized gain distributions from underlying funds:
Unaffiliated issuers	4,159,207
Affiliated issuers	116,630
Total net realized gain (loss)		5,795,246
Change in net unrealized appreciation (depreciation) on: Investment securities	4,651,738
Futures contracts	4,040
Total change in net unrealized appreciation (depreciation)		4,655,778
Net gain (loss)		10,451,024
Net increase (decrease) in net assets resulting from operations		$ 49,907,434

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended May 31, 2013	For the period December 20, 2011 (commencement of operations) to May 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 39,456,410	$ 6,390,268
Net realized gain (loss)	5,795,246	3,344
Change in net unrealized appreciation (depreciation)	4,655,778	5,883,898
Net increase (decrease) in net assets resulting from operations	49,907,434	12,277,510
Distributions to shareholders from net investment income	(39,518,034)	(5,893,001)
Distributions to shareholders from net realized gain	(3,948,186)	-
Total distributions	(43,466,220)	(5,893,001)
Share transactions Proceeds from sales of shares	3,929,237,705	3,054,825,308
Reinvestment of distributions	43,404,720	5,884,507
Cost of shares redeemed	(689,279,165)	(131,502,996)
Net increase (decrease) in net assets resulting from share transactions	3,283,363,260	2,929,206,819
Total increase (decrease) in net assets	3,289,804,474	2,935,591,328

Net Assets
Beginning of period	2,935,591,328	-
End of period (including undistributed net investment income of $446,871 and undistributed net investment income of $500,074, respectively)	$ 6,225,395,802	$ 2,935,591,328
Other Information Shares
Sold	389,099,010	304,440,940
Issued in reinvestment of distributions	4,298,993	585,405
Redeemed	(68,268,529)	(13,084,703)
Net increase (decrease)	325,129,474	291,941,642

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights

Years ended May 31,	2013	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.06	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.087	.035
Net realized and unrealized gain (loss)	.040	.051
Total from investment operations	.127	.086
Distributions from net investment income	(.089)	(.026)
Distributions from net realized gain	(.008)	-
Total distributions	(.097)	(.026)
Net asset value, end of period	$ 10.09	$ 10.06
Total Return B, C	1.27%	.86%
Ratios to Average Net Assets F
Expenses before reductions	.38%	.48% A
Expenses net of fee waivers, if any	.13%	.23% A
Expenses net of all reductions	.13%	.23% A
Net investment income (loss)	.87%	.79% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 6,225,396	$ 2,935,591
Portfolio turnover rate G	17% H	5% I

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 20, 2011 (commencement of operations) to May 31, 2012.

F Expense ratios reflect operating expenses of the Fund. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from expense offset arrangements and do not represent the amount paid by the Fund during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the Fund. Fees and expenses of the Underlying Funds are not included in the Fund's annualized ratios. The Fund indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amounts do not include the portfolio activity of any Underlying Funds.

H Portfolio turnover rate excludes securities received or delivered in-kind.

I Amount not annualized.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended May 31, 2013

1. Organization.

Strategic Advisers Short Duration Fund (the Fund) is a fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is offered exclusively to clients of Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR).

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Strategic Advisers Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events, changes in interest rates and credit quality. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, foreign government and government agency obligations, municipal securities, U.S. government and government agency obligations, commercial paper and certificates of deposit, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. For asset backed securities, collateralized mortgage obligations, commercial mortgage securities and U.S. government agency mortgage securities, pricing vendors utilize matrix pricing which considers prepayment speed assumptions, attributes of the collateral, yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances.

Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of May 31, 2013 is included at the end of the Fund's Schedule of Investments.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividend and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. The principal amount on inflation-indexed securities is periodically adjusted

Annual Report

2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

to the rate of inflation and interest is accrued based on the principal amount. The adjustments to principal due to inflation are reflected as increases or decreases to Interest in the accompanying Statement of Operations.

Expenses. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of May 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction.

Dividends are declared and recorded daily and paid monthly from net investment income. Distributions from realized gains, if any, are declared and recorded on the ex-dividend date. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP. In addition, the Fund claimed a portion of the payment made to redeeming shareholders as a distribution for income tax purposes.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to the short-term gain distributions from the Underlying Funds, futures contracts, market discount and losses deferred due to wash sales.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 22,552,862
Gross unrealized depreciation	(11,160,163)
Net unrealized appreciation (depreciation) on securities and other investments	$ 11,392,699

Tax Cost	$ 6,227,692,472

The tax-based components of distributable earnings as of period end were as follows:

Undistributed long-term capital gain	$ 1,591,925
Net unrealized appreciation (depreciation)	$ 11,392,699

The tax character of distributions paid was as follows:

	May 31, 2013	May 31, 2012
Ordinary Income	$ 43,466,220	$ 5,893,001

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Interest Rate Risk	Interest rate risk relates to the fluctuations in the value of interest-bearing securities due to changes in the prevailing levels of market interest rates.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to is mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the bond market, and to fluctuations in interest rates.

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the

Annual Report

Notes to Financial Statements - continued

3. Derivative Instruments - continued

Futures Contracts - continued

daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end.

During the period the Fund recognized net realized gain (loss) of $14,267 and a change in net unrealized appreciation (depreciation) of $4,040 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities , U.S. government securities and in-kind transactions, aggregated $3,727,752,437 and $472,038,065, respectively.

Exchanges In-Kind. During the period, the Fund redeemed 105,879,609 shares of T. Rowe Price Short-Term Bond Fund Advisor Class valued at $513,516,104 in exchange for cash and securities. Realized net gain of $384,863 on the Fund's redemptions of T. Rowe Price Short-Term Bond Fund Advisor Class shares are included in "Net realized gain (loss) on Investment securities: Unaffiliated issuers" in the accompanying Statement of Operations. The Fund recognized net gains on the exchanges for federal income tax purposes.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to Strategic Advisers. The management fee is calculated by adding the annual management fee rate of .25% of the Fund's average net assets throughout the month payable to Strategic Advisers to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed .55% of the Fund's average net assets. For the period, the total annual management fee rate was .29% of the Fund's average net assets.

During the period, Strategic Advisers waived its management fee as described in the Expense Reduction note.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Sub-Advisers. Pyramis Global Advisors, LLC (Pyramis), an affiliate of Strategic Advisers, and T. Rowe Price Associates, Inc. each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by Strategic Advisers and not the Fund for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc. (FIIOC), an affiliate of Strategic Advisers, is the Fund's transfer, dividend disbursing and shareholder servicing agent. FIIOC receives account fees and asset-based fees that vary according to account size and type of account. The Fund does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding exchange-traded funds. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, the transfer agent fees were equivalent to an annual rate of .05% of average net assets.

Accounting Fees. Fidelity Service Company, Inc.(FSC), an affiliate of Strategic Advisers, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $8,391 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

Strategic Advisers has contractually agreed to waive the Fund's management fee in an amount equal to .25% of the Fund's average net assets until September 30, 2014. During the period, this waiver reduced the Fund's management fee by $ 11,363,769. In addition, Strategic Advisers has voluntarily agreed to waive a portion of the Fund's management fee. During the period, this waiver reduced the Fund's management fee by $18,016.

8. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also

Annual Report

Notes to Financial Statements - continued

8. Other - continued

enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

The Fund does not invest in the Underlying Funds for the purpose of exercising management or control; however, investments by the Fund within its principal investment strategies may represent a significant portion of an Underlying Fund's net assets. At the end of the period, the Fund was the owner of record of approximately 14% of the total outstanding shares of Fidelity Conservative Income Bond Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Short Duration Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Short Duration Fund (a fund of Fidelity Rutland Square Trust II) at May 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Short Duration Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 17, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds advised by Strategic Advisers or an affiliate. Ms. Farrell oversees 20 funds advised by Strategic Advisers or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-544-3455.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)

Year of Election or Appointment: 2006

Mr. Servison is Chairman of the Board of Trustees. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)

Year of Election or Appointment: 2012

Mr. Young is Vice President of Fidelity's Asset Allocation Funds (2009-present), President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital and is a member of the Advisory Board of Fidelity Commonwealth Trust II.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamberof Commerce (2006-present), Board of Directors of Jobs for Massachusetts (2012-present), National Association of Corporate Directors Chapter (2012-present), and Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Annual Report

Trustees and Officers - continued

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board of Fidelity Rutland Square II Trust. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2010

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of other Fidelity Equity and High Income Funds (2008-present) and Assistant Treasurer of other Fidelity Fixed Income and Asset Allocation Funds (2009-present). Mr. Robins is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Marc Bryant (1966)

Year of Election or Appointment: 2010

Secretary and Chief Legal Officer of the fund. Senior Vice President and Deputy General Counsel of Fidelity Investments. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the fund. Ms. Baumann also serves as AML Officer of the Fidelity funds (2012-present) and The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Nicholas E. Steck (1964)

Year of Election or Appointment: 2009

Chief Financial Officer of the fund. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)

Year of Election or Appointment: 2013

Chief Compliance Officer of the fund. Mr. Treff also serves as Senior Vice President of Asset Management Compliance (2013-present). Previously, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2011

Vice President and Assistant Treasurer of the fund. Mr. Deberghes also serves as Assistant Treasurer (2010-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer of the fund. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds, Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2013-present), and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of the Fidelity funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the fund. Mr. Davis is also Assistant Treasurer of certain Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Margaret A. Carey (1973)

Year of Election or Appointment: 2009

Assistant Secretary of the fund. Ms. Carey also serves as Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present). Previously, Ms. Carey served as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Short Duration Fund voted to pay onJuly 8, 2013, to shareholders of record at the opening of business on July 5, 2013, a distribution of $0.003 per share derived from capital gains realized from sales of portfolio securities.

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2013, $1,591,925, or, if subsequently determined to be different, the net capital gain of such year.

A total of 3.99% of the dividends distributed during the fiscal year was derived from interest on U.S. Government securities which is generally exempt from state income tax.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Short Duration Fund

On December 6, 2012, the Board of Trustees, including the Independent Trustees (together, the Board), voted at an in-person meeting to approve a sub-advisory agreement (the Sub-Advisory Agreement) with T. Rowe Price Associates, Inc. (New Sub-Adviser) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the New Sub-Adviser, including the backgrounds of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy. The Board also considered the structure of the New Sub-Adviser's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the New Sub-Adviser's investment staff, its use of technology, and the New Sub-Adviser's approach to recruiting, managing and compensating investment personnel. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under the Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Annual Report

Investment Performance. The Board also considered the historical investment performance of the New Sub-Adviser and the portfolio manager in managing accounts under a similar investment mandate and the New Sub-Adviser's investment performance on behalf of other funds overseen by the Board.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the New Sub-Adviser and the fund's projected total operating expenses.

The Board also considered Strategic Advisers' contractual agreement to waive its 0.25% portion of the fund's management fee through September 30, 2015. The Board also noted that the fund's maximum aggregate annual management fee rate may not exceed 0.55% and that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund.

Based on its review, the Board concluded that the fund's management fee structure and projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the fund's investment performance or costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential of direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers. With respect to the New Sub-Adviser, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser will have a material impact on the potential for fall-out benefits to Strategic or its affiliates.

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers. The Board noted that the Sub-Advisory Agreement provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees will accrue directly to shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

Pyramis Global Advisors, LLC

T. Rowe Price Associates, Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

State Street Bank and Trust Company
Quincy, MA

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

ASD-UANN-0713
1.934457.102

Strategic Advisers®
Growth Multi-Manager Fund

Annual Report

May 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Changes	(Click Here)	A summary of major shifts in the fund's investments over the past six months.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts) to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended May 31, 2013	Past 1 year	Life of fund A
Strategic Advisers® Growth Multi-Manager Fund	21.97%	17.30%

A From November 16, 2011.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers Growth® Multi-Manager Fund, a class of the fund, on November 16, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the Russell 1000® Growth Index performed over the same period.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks settled into a fifth year and two major equity benchmarks reached further into record territory during the 12 months ending May 31, 2013, as gains in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for most of the period. Optimism over the nation's jobs picture and housing market teamed up with solid corporate earnings to make stocks a favorite with investors during the 12 months. The broad-based S&P 500® Index finished the period up 27.28% after setting a series of new highs, while the blue-chip Dow Jones Industrial AverageSM also moved into record territory en route to gaining 25.26% for the 12 months. The growth-oriented Nasdaq Composite Index® advanced 23.97%. During the year, markets shrugged off some intermittent volatility over debt woes in Europe, the U.S. presidential election and Congressional gridlock over the federal budget. The year's gains were broad-based, with nine of the 10 sectors in the S&P 500® posting a double-digit increase, led by financials (+45%), health care (+36%) and consumer discretionary (+33%), while the lone single-digit performer, utilities (+9%), finished at the back of the pack. Despite the headwind of U.S. dollar strength versus the yen, foreign developed markets surged back from early-period lows, with the MSCI® EAFE® Index returning 31.77%.

Comments from John Stone, Portfolio Manager of Strategic Advisers® Growth Multi-Manager Fund: For the year, Strategic Advisers® Growth Multi-Manager Fund (a class of the Fund) returned 21.97%, trailing the 22.55% gain of the Russell 1000® Growth Index. Relative to the benchmark, the only notable detractor was sub-adviser Waddell & Reed Investment Management, because its quality-oriented, aggressive-growth strategy was out of favor during the period and was further hampered by weak security selection in consumer discretionary and adverse positioning in financials. Consequently, while we were not surprised that Waddell & Reed's strategy lagged, we were disappointed by the magnitude of its underperformance. As for relative contributors, in general, it was a period led by growth managers using quantitative and/or momentum-oriented strategies. As a result, ClariVest Asset Management, which follows a quantitative strategy to invest in companies that it believes are undergoing fundamental change, was the Fund's top relative contributor, as its approach outpaced the index by a significant margin. Pyramis Global Advisors also aided relative performance, because the valuation emphasis inherent in its growth-at-a-reasonable-price (GARP) strategy benefited from value stocks outperforming growth stocks.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2012 to May 31, 2013) for Growth Multi-Manager and for the entire period (December 18, 2012 to May 31, 2013) for Class F. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (December 1, 2012 to May 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

Shareholder Expense Example - continued

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense RatioB	Beginning Account Value	Ending Account Value May 31, 2013	Expenses Paid During Period
Growth Multi-Manager	.83%
Actual		$ 1,000.00	$ 1,140.30	$ 4.43C
HypotheticalA		$ 1,000.00	$ 1,020.79	$ 4.18D
Class F	.72%
Actual		$ 1,000.00	$ 1,128.20	$ 3.46C
HypotheticalA		$ 1,000.00	$ 1,021.34	$ 3.63D

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Actual expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period) for Growth Multi-Manager and multiplied by 165/365 (to reflect the period December 18, 2012 to May 31, 2013) for Class F. The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of May 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	4.2	7.2
Google, Inc. Class A	3.2	3.2
Gilead Sciences, Inc.	3.1	2.2
Vanguard Consumer Staples ETF	3.0	3.2
Home Depot, Inc.	2.4	1.8
Philip Morris International, Inc.	2.3	2.4
Visa, Inc. Class A	2.3	2.6
QUALCOMM, Inc.	2.2	2.4
Oracle Corp.	2.1	1.3
MasterCard, Inc. Class A	1.8	1.7
	26.6
Top Five Market Sectors as of May 31, 2013
(Stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	26.7	30.0
Consumer Discretionary	19.2	19.3
Health Care	13.0	12.1
Industrials	10.6	9.8
Consumer Staples	8.1	8.2
Asset Allocation (% of fund's net assets)
As of May 31, 2013	As of November 30, 2012
Stocks 93.1%	Stocks 93.8%
Large Growth Funds 0.1%	Large Growth Funds 0.3%
Sector Funds 3.0%	Sector Funds 3.2%
Short-Term Investments and Net Other Assets (Liabilities) 3.8%	Short-Term Investments and Net Other Assets (Liabilities) 2.7%

Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments May 31, 2013

Showing Percentage of Net Assets

Common Stocks - 93.1%
	Shares	Value
CONSUMER DISCRETIONARY - 19.2%
Auto Components - 0.5%
Lear Corp.	1,700	$ 101,966
TRW Automotive Holdings Corp. (a)	3,270	207,155
		309,121
Automobiles - 1.2%
Ford Motor Co.	11,800	185,024
General Motors Co. (a)	5,850	198,257
Harley-Davidson, Inc.	5,260	286,880
Tesla Motors, Inc. (a)	990	96,782
		766,943
Hotels, Restaurants & Leisure - 4.7%
Dunkin' Brands Group, Inc.	1,704	67,478
Las Vegas Sands Corp.	15,460	895,134
McDonald's Corp.	3,400	328,338
Panera Bread Co. Class A (a)	957	183,581
Starbucks Corp.	7,010	442,121
Starwood Hotels & Resorts Worldwide, Inc.	4,985	340,476
Wyndham Worldwide Corp.	4,505	261,831
Wynn Resorts Ltd.	3,750	509,588
		3,028,547
Household Durables - 0.1%
Mohawk Industries, Inc. (a)	943	104,833
Internet & Catalog Retail - 1.5%
Amazon.com, Inc. (a)	1,580	425,067
Expedia, Inc.	1,490	85,615
Groupon, Inc. Class A (a)	11,572	88,873
priceline.com, Inc. (a)	385	309,513
TripAdvisor, Inc. (a)	842	54,301
		963,369
Media - 4.3%
Aimia, Inc.	3,033	43,443
CBS Corp. Class B	21,080	1,043,460
Comcast Corp. Class A	9,250	371,388
DIRECTV (a)	3,856	235,717
Morningstar, Inc.	905	62,246
News Corp. Class A	9,100	292,201
Omnicom Group, Inc.	3,860	239,822
Time Warner Cable, Inc.	1,720	164,277
Viacom, Inc. Class B (non-vtg.)	4,880	321,543
		2,774,097
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Multiline Retail - 0.5%
Dollar Tree, Inc. (a)	2,268	$ 108,955
Macy's, Inc.	5,167	249,773
		358,728
Specialty Retail - 5.3%
AutoZone, Inc. (a)	810	331,152
Best Buy Co., Inc.	2,900	79,895
Gap, Inc.	5,500	223,025
Home Depot, Inc.	19,421	1,527,656
L Brands, Inc.	3,150	157,532
Lowe's Companies, Inc.	5,740	241,711
O'Reilly Automotive, Inc. (a)	1,020	111,088
Sally Beauty Holdings, Inc. (a)	712	21,794
TJX Companies, Inc.	14,015	709,299
Ulta Salon, Cosmetics & Fragrance, Inc.	234	21,238
		3,424,390
Textiles, Apparel & Luxury Goods - 1.1%
Carter's, Inc.	1,005	72,430
Hanesbrands, Inc.	3,200	159,552
NIKE, Inc. Class B	5,690	350,845
Under Armour, Inc. Class A (sub. vtg.) (a)	2,650	164,300
		747,127
TOTAL CONSUMER DISCRETIONARY		12,477,155
CONSUMER STAPLES - 8.1%
Beverages - 1.9%
Anheuser-Busch InBev SA NV ADR	5,290	486,257
Beam, Inc.	1,810	117,360
Monster Beverage Corp. (a)	1,235	67,419
PepsiCo, Inc.	7,080	571,852
		1,242,888
Food & Staples Retailing - 1.5%
CVS Caremark Corp.	11,553	665,222
Kroger Co.	8,450	284,512
		949,734
Food Products - 1.7%
Archer Daniels Midland Co.	5,500	177,265
ConAgra Foods, Inc.	8,040	270,868
Kellogg Co.	2,690	166,915
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - continued
Kraft Foods Group, Inc.	2,203	$ 121,451
McCormick & Co., Inc. (non-vtg.)	864	59,685
Mead Johnson Nutrition Co. Class A	1,304	105,715
Mondelez International, Inc.	6,590	194,141
		1,096,040
Household Products - 0.3%
Energizer Holdings, Inc.	1,837	175,819
Personal Products - 0.4%
Estee Lauder Companies, Inc. Class A	4,360	295,521
Tobacco - 2.3%
Philip Morris International, Inc.	16,622	1,511,106
TOTAL CONSUMER STAPLES		5,271,108
ENERGY - 4.0%
Energy Equipment & Services - 2.0%
Cameron International Corp. (a)	1,610	98,001
Core Laboratories NV	800	110,208
Halliburton Co.	5,200	217,620
National Oilwell Varco, Inc.	5,240	368,372
Oceaneering International, Inc.	1,680	121,766
Schlumberger Ltd.	5,230	381,947
		1,297,914
Oil, Gas & Consumable Fuels - 2.0%
Apache Corp.	3,040	249,675
Denbury Resources, Inc. (a)	13,810	253,414
Marathon Petroleum Corp.	2,050	169,125
Occidental Petroleum Corp.	3,440	316,721
Range Resources Corp.	1,309	98,411
Ultra Petroleum Corp. (a)	1,061	24,170
Valero Energy Corp.	3,715	150,940
		1,262,456
TOTAL ENERGY		2,560,370
Common Stocks - continued
	Shares	Value
FINANCIALS - 5.3%
Capital Markets - 0.7%
Charles Schwab Corp.	10,920	$ 216,871
T. Rowe Price Group, Inc.	3,500	265,510
		482,381
Commercial Banks - 0.7%
Regions Financial Corp.	28,020	255,823
Wells Fargo & Co.	5,090	206,400
		462,223
Consumer Finance - 0.9%
Capital One Financial Corp.	5,160	314,399
Discover Financial Services	6,262	296,881
		611,280
Diversified Financial Services - 1.2%
Citigroup, Inc.	4,100	213,159
CME Group, Inc.	760	51,627
IntercontinentalExchange, Inc. (a)	420	71,908
JPMorgan Chase & Co.	4,235	231,189
McGraw-Hill Companies, Inc.	1,428	77,897
MSCI, Inc. Class A (a)	3,131	110,336
		756,116
Insurance - 1.1%
Allstate Corp.	5,445	262,667
Arch Capital Group Ltd. (a)	2,001	102,471
Everest Re Group Ltd.	1,136	147,237
Fidelity National Financial, Inc. Class A	3,085	81,166
Progressive Corp.	4,236	107,976
		701,517
Real Estate Investment Trusts - 0.7%
American Tower Corp.	5,410	421,114
TOTAL FINANCIALS		3,434,631
HEALTH CARE - 13.0%
Biotechnology - 5.7%
Amgen, Inc.	7,718	775,891
Biogen Idec, Inc. (a)	2,340	555,727
Celgene Corp. (a)	2,510	310,362
Gilead Sciences, Inc. (a)	37,114	2,021,971
Ironwood Pharmaceuticals, Inc. Class A (a)	2,568	34,283
		3,698,234
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Equipment & Supplies - 1.3%
Baxter International, Inc.	4,130	$ 290,463
Intuitive Surgical, Inc. (a)	173	86,073
Medtronic, Inc.	5,630	287,186
The Cooper Companies, Inc.	1,440	162,734
		826,456
Health Care Providers & Services - 3.0%
Aetna, Inc.	5,089	307,274
Cardinal Health, Inc.	2,495	117,165
CIGNA Corp.	3,554	241,317
Express Scripts Holding Co. (a)	4,950	307,494
HCA Holdings, Inc.	8,880	346,853
McKesson Corp.	2,733	311,179
Qualicorp SA (a)	4,437	39,257
UnitedHealth Group, Inc.	2,337	146,366
WellPoint, Inc.	2,190	168,564
		1,985,469
Health Care Technology - 0.2%
athenahealth, Inc. (a)	1,250	105,688
Life Sciences Tools & Services - 0.5%
Agilent Technologies, Inc.	2,950	134,078
Illumina, Inc. (a)	2,392	168,205
		302,283
Pharmaceuticals - 2.3%
Actavis, Inc. (a)	2,480	305,759
Allergan, Inc.	3,210	319,363
Johnson & Johnson	3,940	331,669
Merck & Co., Inc.	5,390	251,713
Pfizer, Inc.	11,660	317,502
		1,526,006
TOTAL HEALTH CARE		8,444,136
INDUSTRIALS - 10.6%
Aerospace & Defense - 3.3%
Honeywell International, Inc.	5,130	402,500
L-3 Communications Holdings, Inc.	1,300	110,617
Precision Castparts Corp.	1,730	370,082
Textron, Inc.	5,750	155,020
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Aerospace & Defense - continued
The Boeing Co.	6,930	$ 686,209
United Technologies Corp.	4,420	419,458
		2,143,886
Air Freight & Logistics - 0.6%
United Parcel Service, Inc. Class B	4,270	366,793
Airlines - 0.3%
Delta Air Lines, Inc. (a)	12,090	217,741
Commercial Services & Supplies - 0.5%
Covanta Holding Corp.	3,213	65,706
Edenred SA	4,736	151,397
Stericycle, Inc. (a)	819	89,893
		306,996
Industrial Conglomerates - 0.2%
Danaher Corp.	2,610	161,350
Machinery - 1.9%
Caterpillar, Inc.	5,170	443,586
Colfax Corp. (a)	677	33,782
Cummins, Inc.	1,310	156,715
Pall Corp.	2,810	191,642
Pentair Ltd.	6,050	352,352
Timken Co.	1,006	57,101
		1,235,178
Professional Services - 0.8%
Equifax, Inc.	2,094	127,525
IHS, Inc. Class A (a)	1,022	107,443
Intertek Group PLC	1,230	60,084
Towers Watson & Co.	2,300	178,664
Verisk Analytics, Inc. (a)	1,099	64,643
		538,359
Road & Rail - 3.0%
Canadian Pacific Railway Ltd.	4,590	610,259
CSX Corp.	5,990	151,008
Kansas City Southern	3,740	414,018
Union Pacific Corp.	4,865	752,226
		1,927,511
TOTAL INDUSTRIALS		6,897,814
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - 26.7%
Communications Equipment - 3.8%
Cisco Systems, Inc.	38,620	$ 929,970
Motorola Solutions, Inc.	2,550	147,798
QUALCOMM, Inc.	22,370	1,420,048
		2,497,816
Computers & Peripherals - 5.2%
3D Systems Corp. (a)	641	31,101
Apple, Inc.	6,043	2,717,409
NCR Corp. (a)	6,722	224,515
SanDisk Corp. (a)	2,700	159,354
Western Digital Corp.	3,493	221,177
		3,353,556
Electronic Equipment & Components - 0.2%
Corning, Inc.	8,950	137,562
Trimble Navigation Ltd. (a)	185	5,162
		142,724
Internet Software & Services - 5.4%
Akamai Technologies, Inc. (a)	2,896	133,564
Dropbox, Inc. (c)	1,585	15,850
eBay, Inc. (a)	10,825	585,633
Facebook, Inc. Class A	4,590	111,767
Google, Inc. Class A (a)	2,379	2,070,705
IAC/InterActiveCorp	3,530	171,134
LinkedIn Corp. (a)	555	92,979
Mail.Ru Group Ltd. GDR (Reg. S)	757	21,135
MercadoLibre, Inc.	414	47,453
Qihoo 360 Technology Co. Ltd. ADR (a)	1,124	49,242
SINA Corp. (a)	366	21,118
Yandex NV (a)	3,743	101,660
YouKu.com, Inc. ADR (a)	2,562	52,393
		3,474,633
IT Services - 5.6%
Alliance Data Systems Corp. (a)	1,510	267,406
Fidelity National Information Services, Inc.	3,180	142,782
Fiserv, Inc. (a)	1,403	122,285
Gartner, Inc. Class A (a)	2,149	121,655
IBM Corp.	1,571	326,799
MasterCard, Inc. Class A	2,080	1,186,120
Visa, Inc. Class A	8,140	1,450,060
		3,617,107
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - 2.1%
Altera Corp.	8,210	$ 272,490
ASML Holding NV	1,817	147,668
Broadcom Corp. Class A	8,140	292,307
First Solar, Inc. (a)	1,640	89,183
KLA-Tencor Corp.	1,400	78,806
Lam Research Corp. (a)	2,000	93,560
LSI Corp. (a)	21,320	157,768
Microchip Technology, Inc.	6,080	221,798
		1,353,580
Software - 4.4%
Activision Blizzard, Inc.	8,650	124,820
Adobe Systems, Inc. (a)	3,040	130,446
Cadence Design Systems, Inc. (a)	6,490	98,194
Microsoft Corp.	11,501	401,155
Oracle Corp.	40,734	1,375,180
salesforce.com, Inc. (a)	2,584	109,381
ServiceNow, Inc.	643	23,637
SolarWinds, Inc. (a)	2,390	100,739
Solera Holdings, Inc.	2,656	145,469
Splunk, Inc. (a)	649	30,347
Synopsys, Inc. (a)	4,582	167,014
VMware, Inc. Class A (a)	1,400	99,568
Workday, Inc. Class A	672	43,163
Zynga, Inc. (a)	8,617	29,298
		2,878,411
TOTAL INFORMATION TECHNOLOGY		17,317,827
MATERIALS - 4.7%
Chemicals - 3.8%
Ashland, Inc.	5,190	461,495
CF Industries Holdings, Inc.	880	168,045
Eastman Chemical Co.	1,325	95,029
LyondellBasell Industries NV Class A	2,900	193,285
Monsanto Co.	9,702	976,409
PPG Industries, Inc.	3,180	488,480
Rockwood Holdings, Inc.	1,664	110,922
		2,493,665
Construction Materials - 0.2%
Martin Marietta Materials, Inc.	1,035	112,846
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Metals & Mining - 0.3%
Freeport-McMoRan Copper & Gold, Inc.	5,570	$ 172,949
Paper & Forest Products - 0.4%
International Paper Co.	5,405	249,441
TOTAL MATERIALS		3,028,901
TELECOMMUNICATION SERVICES - 1.4%
Diversified Telecommunication Services - 0.6%
Verizon Communications, Inc.	8,190	397,051
Wireless Telecommunication Services - 0.8%
Crown Castle International Corp. (a)	7,150	509,438
TOTAL TELECOMMUNICATION SERVICES		906,489
UTILITIES - 0.1%
Electric Utilities - 0.1%
Brookfield Infrastructure Partners LP	1,703	61,853
TOTAL COMMON STOCKS (Cost $48,455,853)		60,400,284
Nonconvertible Preferred Stocks - 0.0%

INFORMATION TECHNOLOGY - 0.0%
IT Services - 0.0%
Palantir Technologies, Inc. Series G (c) (Cost $4,556)	1,489	4,556
Equity Funds - 3.1%

Large Growth Funds - 0.1%
iShares Russell 1000 Growth Index ETF	933	69,313
Sector Funds - 3.0%
Vanguard Consumer Staples ETF	19,325	1,970,570
TOTAL EQUITY FUNDS (Cost $1,717,603)		2,039,883
Money Market Funds - 3.8%
	Shares	Value
Dreyfus Treasury & Agency Cash Management Fund Institutional Shares, 0.01% (b) (Cost $2,443,076)	2,443,076	$ 2,443,076
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $52,621,088)		64,887,799
NET OTHER ASSETS (LIABILITIES) - 0.0%		(10,391)
NET ASSETS - 100%		$ 64,877,408
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
22 CME E-mini S&P 500 Index Contracts	June 2013	$ 1,791,900	$ 98,303

The face value of futures purchased as a percentage of net assets is 2.8%
Security Type Abbreviations
ETF - Exchange-Traded Fund
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $20,406 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Dropbox, Inc.	5/1/12 - 5/25/12	$ 14,349
Palantir Technologies, Inc. Series G	7/19/12	$ 4,556
Other Information

The following is a summary of the inputs used, as of May 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 12,477,155	$ 12,477,155	$ -	$ -
Consumer Staples	5,271,108	5,271,108	-	-
Energy	2,560,370	2,560,370	-	-
Financials	3,434,631	3,434,631	-	-
Health Care	8,444,136	8,444,136	-	-
Industrials	6,897,814	6,897,814	-	-
Information Technology	17,322,383	17,301,977	-	20,406
Materials	3,028,901	3,028,901	-	-
Telecommunication Services	906,489	906,489	-	-
Utilities	61,853	61,853	-	-
Equity Funds	2,039,883	2,039,883	-	-
Money Market Funds	2,443,076	2,443,076	-	-
Total Investments in Securities:	$ 64,887,799	$ 64,867,393	$ -	$ 20,406
Derivative Instruments:
Assets
Futures Contracts	$ 98,303	$ 98,303	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 98,303	$ -
Total Value of Derivatives	$ 98,303	$ -

(a) Reflects cumulative appreciation/depreciation on futures contracts as disclosed in the Schedule of Investments. Only the period end variation margin is separately disclosed in the Statement of Assets and Liabilities and is included in the receivable/payable for daily variation margin on futures contracts line-items.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	May 31, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $52,621,088)		$ 64,887,799
Segregated cash with broker for futures contracts		77,000
Foreign currency held at value (cost $3,533)		3,533
Receivable for investments sold		217,693
Receivable for fund shares sold		1,668
Dividends receivable		68,413
Interest receivable		22
Prepaid expenses		398
Total assets		65,256,526

Liabilities
Payable for investments purchased	$ 274,817
Payable for fund shares redeemed	41
Accrued management fee	28,982
Payable for daily variation margin on futures contracts	27,060
Other affiliated payables	7,086
Audit fees payable	32,021
Other payables and accrued expenses	9,111
Total liabilities		379,118

Net Assets		$ 64,877,408
Net Assets consist of:
Paid in capital		$ 51,228,880
Undistributed net investment income		71,076
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		1,212,441
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		12,365,011
Net Assets		$ 64,877,408
Growth Multi-Manager: Net Asset Value, offering price and redemption price per share ($64,621,400 ÷ 5,088,659 shares)		$ 12.70

Class F: Net Asset Value, offering price and redemption price per share ($256,008 ÷ 20,154 shares)		$ 12.70

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Operations

	Year ended May 31, 2013

Investment Income
Dividends: Unaffiliated issuers		$ 848,933
Interest		231
Total income		849,164

Expenses
Management fee	$ 314,285
Transfer agent fees	54,049
Accounting fees and expenses	22,455
Custodian fees and expenses	38,070
Independent trustees' compensation	715
Registration fees	27,594
Audit	43,436
Legal	422
Miscellaneous	663
Total expenses before reductions	501,689
Expense reductions	(139)	501,550
Net investment income (loss)		347,614
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	1,215,482
Foreign currency transactions	(387)
Futures contracts	175,218
Total net realized gain (loss)		1,390,313
Change in net unrealized appreciation (depreciation) on: Investment securities	9,740,164
Assets and liabilities in foreign currencies	14
Futures contracts	119,846
Total change in net unrealized appreciation (depreciation)		9,860,024
Net gain (loss)		11,250,337
Net increase (decrease) in net assets resulting from operations		$ 11,597,951

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Changes in Net Assets

	Year ended May 31, 2013	For the period November 16, 2011 (commencement of operations) to May 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 347,614	$ 93,202
Net realized gain (loss)	1,390,313	(179,426)
Change in net unrealized appreciation (depreciation)	9,860,024	2,504,987
Net increase (decrease) in net assets resulting from operations	11,597,951	2,418,763
Distributions to shareholders from net investment income	(308,181)	(60,007)
Share transactions - net increase (decrease)	870,858	50,358,024
Total increase (decrease) in net assets	12,160,628	52,716,780

Net Assets
Beginning of period	52,716,780	-
End of period (including undistributed net investment income of $71,076 and undistributed net investment income of $32,985, respectively)	$ 64,877,408	$ 52,716,780

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Growth Multi-Manager

Years ended May 31,	2013	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.47	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.07	.02
Net realized and unrealized gain (loss)	2.22	.46
Total from investment operations	2.29	.48
Distributions from net investment income	(.06)	(.01)
Net asset value, end of period	$ 12.70	$ 10.47
Total Return B,C	21.97%	4.83%
Ratios to Average Net Assets F
Expenses before reductions	.87%	.91% A
Expenses net of fee waivers, if any	.87%	.91% A
Expenses net of all reductions	.87%	.91% A
Net investment income (loss)	.60%	.32% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 64,621	$ 52,717
Portfolio turnover rate G	65%	50% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 16, 2011 (commencement of operations) to May 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amounts do not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Year ended May 31,	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.31
Income from Investment Operations
Net investment income (loss) D	.03
Net realized and unrealized gain (loss)	1.41
Total from investment operations	1.44
Distributions from net investment income	(.05)
Net asset value, end of period	$ 12.70
Total Return B,C	12.82%
Ratios to Average Net Assets F
Expenses before reductions	.72% A
Expenses net of fee waivers, if any	.72% A
Expenses net of all reductions	.72% A
Net investment income (loss)	.64% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 256
Portfolio turnover rate G	65%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended May 31, 2013

1. Organization.

Strategic Advisers Growth Multi-Manager Fund (the Fund) is a non-diversified fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund commenced sale of Class F and the existing class was designated Growth Multi-Manager during December, 2012. The Fund offers Growth Multi-Manager and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR), Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

Annual Report

2. Significant Accounting Policies - continued

Investment Valuation - continued

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are generally categorized as Level 3 in the hierarchy.

ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value (NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of May 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividend and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a

Annual Report

2. Significant Accounting Policies - continued

Investment Transactions and Income - continued

realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of May 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

Book-tax differences are primarily due to futures contracts, foreign currency transactions, partnerships, capital loss carryforwards and losses deferred due to wash sales.

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 12,704,373
Gross unrealized depreciation	(498,836)
Net unrealized appreciation (depreciation) on securities and other investments	$ 12,205,537

Tax Cost	$ 52,682,262

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 71,077
Undistributed long-term capital gain	$ 1,371,917
Net unrealized appreciation (depreciation)	$ 12,205,537

The tax character of distributions paid was as follows:

	May 31, 2013	May 31, 2012
Ordinary Income	$ 308,181	$ 60,007

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Annual Report

Notes to Financial Statements - continued

3. Derivative Instruments - continued

Futures Contracts - continued

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of activity for the period. Cash deposited to meet initial margin requirements is presented as segregated cash in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $175,218 and a change in net unrealized appreciation (depreciation) of $119,846 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $37,682,245 and $36,252,010, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to Strategic Advisers. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to Strategic Advisers to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.00% of the Fund's average net assets. For the period, the total annual management fee rate was .54% of the Fund's average net assets.

Sub-Advisers. ClariVest Asset Management LLC, Morgan Stanley Investment Management, Inc., Pyramis Global Advisors, LLC (an affiliate of Strategic Advisers), Waddell & Reed Investment Management Co. and Winslow Capital Management, LLC (through March 15, 2013) each served as a sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by Strategic Advisers and not the Fund for providing these services.

Annual Report

5. Fees and Other Transactions with Affiliates - continued

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of Strategic Advisers, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Growth Multi-Manager. Growth Multi-Manager does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding ETFs. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Growth Multi-Manager	$ 54,049.09

Accounting Fees. Fidelity Service Company, Inc.(FSC), an affiliate of Strategic Advisers, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $144 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

7. Expense Reductions.

Commission paid to brokers with whom Strategic Advisers places trades on behalf of the Fund include an amount in addition to trade execution, which is rebated back to the Fund to offset certain expenses. This amount totaled $136 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's custody expenses by $3.

Annual Report

Notes to Financial Statements - continued

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended May 31,	2013B	2012A
From net investment income
Growth Multi-Manager	$ 307,148	$ 60,007
Class F	1,033	-
Total	$ 308,181	$ 60,007

A Distributions for Growth Multi-Manager are for the period November 16, 2011 (commencement of operations) to May 31, 2012.

B Distributions for Class F are for the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended May 31,	2013B	2012A	2013B	2012A
Growth Multi-Manager
Shares sold	46,390	5,029,923	$ 551,054	$ 50,325,931
Reinvestment of distributions	27,734	6,074	307,148	60,007
Shares redeemed	(18,932)	(2,530)	(215,540)	(27,914)
Net increase (decrease)	55,192	5,033,467	$ 642,662	$ 50,358,024
Class F
Shares sold	20,671	-	$ 234,819	$ -
Reinvestment of distributions	93	-	1,033	-
Shares redeemed	(610)	-	(7,656)	-
Net increase (decrease)	20,154	-	$ 228,196	$ -

A Share transactions for Growth Multi-Manager are for the period November 16, 2011 (commencement of operations) to May 31, 2012.

B Share transactions for Class F are for the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers or its affiliates were the owners of record of approximately 99% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Growth Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Growth Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at May 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Growth Multi-Manager Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 18, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds advised by Strategic Advisers or an affiliate. Ms. Farrell oversees 20 funds advised by Strategic Advisers or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

Trustees and Officers - continued

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095 (plan accounts) or 1-800-544-3455 (all other accounts).

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)

Year of Election or Appointment: 2006

Mr. Servison is Chairman of the Board of Trustees. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)

Year of Election or Appointment: 2012

Mr. Young is Vice President of Fidelity's Asset Allocation Funds (2009-present), President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

Annual Report

Trustees and Officers - continued

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital and is a member of the Advisory Board of Fidelity Commonwealth Trust II.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Ms. Kaplan is Chief Executive Officer (2013-present) and President (2007-present) of Hill Holliday (advertising and specialized marketing). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Board of Directors of Jobs for Massachusetts (2012-present), National Association of Corporate Directors Chapter (2012-present), and Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board of Fidelity Rutland Square Trust II. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2010

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of other Fidelity Equity and High Income Funds (2008-present) and Assistant Treasurer of other Fidelity Fixed Income and Asset Allocation Funds (2009-present). Mr. Robins is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Marc Bryant (1966)

Year of Election or Appointment: 2010

Secretary and Chief Legal Officer of the fund. Senior Vice President and Deputy General Counsel of Fidelity Investments. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the fund. Ms. Baumann also serves as AML Officer of the Fidelity funds (2012-present) and The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Nicholas E. Steck (1964)

Year of Election or Appointment: 2009

Chief Financial Officer of the fund. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)

Year of Election or Appointment: 2013

Chief Compliance Officer of the fund. Mr. Treff also serves as Senior Vice President of Asset Management Compliance (2013-present). Previously, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2011

Vice President and Assistant Treasurer of the fund. Mr. Deberghes also serves as Assistant Treasurer (2010-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer of the fund. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds, Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2013-present), and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of the Fidelity funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the fund. Mr. Davis is also Assistant Treasurer of certain Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Margaret A. Carey (1973)

Year of Election or Appointment: 2009

Assistant Secretary of the fund. Ms. Carey also serves as Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present). Previously, Ms. Carey served as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Growth Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Strategic Advisers Growth Multi-Manager Fund	07/08/13	07/05/13	$0.015	$0.269

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31 2013, $1,371,917, or, if subsequently determined to be different, the net capital gain of such year.

Strategic Advisers Growth Multi-Manager Fund designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Strategic Advisers Growth Multi-Manager Fund designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Growth Multi-Manager Fund

On December 6, 2012, the Board of Trustees, including the Independent Trustees (together, the Board), voted at an in-person meeting to approve a new sub-advisory agreement (the New Sub-Advisory Agreement) with ClariVest Asset Management LLC (ClariVest) for the fund due to a change in the ownership of a minority interest in ClariVest's that effectively terminated the current sub-advisory agreement with ClariVest (Current Sub-Advisory Agreement). The terms of the New Sub-Advisory Agreement are identical to those of the Current Sub-Advisory Agreement, except with respect to the date of execution.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the New Sub-Advisory Agreement.

In considering whether to approve the New Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the New Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the New Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the New Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered that it reviewed information regarding the staffing within ClariVest, including the backgrounds and compensation of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy in connection with the annual renewal of the Current Sub-Advisory Agreement at its September 2012 Board meeting.

The Board considered that the New Sub-Advisory Agreement will not result in any changes to the services provided to the fund. The Board also considered ClariVest's representation that the New Sub-Advisory Agreement would not result in any changes to (i) the investment process or strategies employed in the management of the fund's assets or (ii) the day-to-day management of the fund or the persons primarily responsible for such management.

Annual Report

Investment Performance. The Board also considered that it reviewed historical investment performance of ClariVest in managing fund assets in connection with the Board's renewal of the Current Sub-Advisory Agreement. The Board did not consider performance to be a material factor in its decision to approve the New Sub-Advisory Agreement because the New Sub-Advisory Agreement would not result in any changes to the fund's investment processes or strategies or in the persons primarily responsible for the day-to-day management of the fund.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the New Sub-Advisory Agreement will continue to benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. The Board considered that the New Sub-Advisory Agreement would not result in any changes to the amount and nature of fees to be paid by the fund to Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to ClariVest or the fund's total operating expenses. The Board also considered that it received and considered materials relating to its review of the advisory fees paid to ClariVest and the management fee paid by the fund to Strategic Advisers in connection with the annual renewal of the Current Sub-Advisory Agreement at its September 2012 Board meeting. Because there are no expected changes to the advisory fees paid to ClariVest, the fund's management fee, the fund's maximum aggregate annual management fee rate, total fund expenses and Strategic Advisers' contractual expense reimbursement arrangement for the fund under the New Sub-Advisory Agreement, the Board will review the fund's management fee structure and total expenses in connection with its future renewal of the New Sub-Advisory Agreement.

Based on its review, the Board concluded that the fund's management fee structure and total expenses continue to bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the New Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the fund's investment performance or costs of services and profitability to be significant factors in its decision to approve the New Sub-Advisory Agreement.

Potential Fall-Out Benefits. The Board considered that it reviewed information regarding the potential for direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers at its September 2012 Board meeting.

Possible Economies of Scale. The Board considered that the New Sub-Advisory Agreement, like the Current Sub-Advisory Agreement, provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees will accrue directly to shareholders. The Board also considered that it reviewed whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers at its September 2012 Board meeting.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the New Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that the New Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the New Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

ClariVest Asset Management LLC

Morgan Stanley Investment
Management Inc.

Pyramis Global Advisors, LLC

Waddell & Reed Investment
Management Company

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

MMG-UANN-0713
1.931552.102

Strategic Advisers®
Core Multi-Manager Fund

Class F

Annual Report

May 31, 2013

(Fidelity Cover Art)

Contents

Performance	(Click Here)	How the fund has done over time.
Management's Discussion of Fund Performance	(Click Here)	The Portfolio Manager's review of fund performance and strategy.
Shareholder Expense Example	(Click Here)	An example of shareholder expenses.
Investment Summary	(Click Here)	A summary of the fund's holdings.
Investments	(Click Here)	A complete list of the fund's investments with their market values.
Financial Statements	(Click Here)	Statements of assets and liabilities, operations, and changes in net assets, as well as financial highlights.
Notes	(Click Here)	Notes to the financial statements.
Report of Independent Registered Public Accounting Firm	(Click Here)
Trustees and Officers	(Click Here)
Distributions	(Click Here)
Board Approval of Investment Advisory Contracts and Management Fees	(Click Here)

To view a fund's proxy voting record for the 12-month period ended June 30, visit http://www.fidelity.com/proxyvotingresults or visit the Securities and Exchange Commission's (SEC) web site at http://www.sec.gov. You may also call 1-800-835-5095 to request a free copy of the proxy voting guidelines.

Standard & Poor's, S&P and S&P 500 are registered service marks of The McGraw-Hill Companies, Inc. and have been licensed for use by Fidelity Distributors Corporation.

Other third-party marks appearing herein are the property of their respective owners.

All other marks appearing herein are registered or unregistered trademarks or service marks of FMR LLC or an affiliated company. © 2013 FMR LLC. All rights reserved.

Annual Report

This report and the financial statements contained herein are submitted for the general information of the shareholders of the fund. This report is not authorized for distribution to prospective investors in the fund unless preceded or accompanied by an effective prospectus.

A fund files its complete schedule of portfolio holdings with the SEC for the first and third quarters of each fiscal year on Form N-Q. Forms N-Q are available on the SEC's web site at http://www.sec.gov. A fund's Forms N-Q may be reviewed and copied at the SEC's Public Reference Room in Washington, DC. Information regarding the operation of the SEC's Public Reference Room may be obtained by calling 1-800-SEC-0330. For a complete list of a fund's portfolio holdings, view the most recent holdings listing, semiannual report, or annual report on Fidelity's web site at http://www.fidelity.com, http://www.advisor.fidelity.com, or http://www.401k.com, as applicable.

NOT FDIC INSURED • MAY LOSE VALUE • NO BANK GUARANTEE

Neither the fund nor Fidelity Distributors Corporation is a bank.

Annual Report

Performance: The Bottom Line

Average annual total return reflects the change in the value of an investment, assuming reinvestment of the class' distributions from dividend income and capital gains (the profits earned upon the sale of securities that have grown in value, if any) and assuming a constant rate of performance each year. The $10,000 table and the fund's returns do not reflect the deduction of taxes that a shareholder would pay on fund distributions or the redemption of fund shares. During periods of reimbursement by Fidelity, a fund's total return will be greater than it would be had the reimbursement not occurred. How a fund did yesterday is no guarantee of how it will do tomorrow.

Average Annual Total Returns

Periods ended May 31, 2013	Past 1 year	Life of fund A
Class F B	26.33%	21.05%

A From November 16, 2011.

B The initial offering of Class F shares took place on December 18, 2012. Returns prior to December 18, 2012, are those of Strategic Advisers® Core Multi-Manager Fund, the original class of the fund.

$10,000 Over Life of Fund

Let's say hypothetically that $10,000 was invested in Strategic Advisers® Core Multi-Manager Fund - Class F on November 16, 2011, when the fund started. The chart shows how the value of your investment would have changed, and also shows how the S&P 500® Index performed over the same period. The initial offering of Class F took place on December 18, 2012. See above for additional information regarding the performance of Class F.

Annual Report

Management's Discussion of Fund Performance

Market Recap: The bull run in U.S. stocks settled into a fifth year and two major equity benchmarks reached further into record territory during the 12 months ending May 31, 2013, as gains in the global economy and more monetary stimulus from the U.S. Federal Reserve kept markets on the upswing for most of the period. Optimism over the nation's jobs picture and housing market teamed up with solid corporate earnings to make stocks a favorite with investors during the 12 months. The broad-based S&P 500® Index finished the period up 27.28% after setting a series of new highs, while the blue-chip Dow Jones Industrial AverageSM also moved into record territory en route to gaining 25.26% for the 12 months. The growth-oriented Nasdaq Composite Index® advanced 23.97%. During the year, markets shrugged off some intermittent volatility over debt woes in Europe, the U.S. presidential election and Congressional gridlock over the federal budget. The year's gains were broad-based, with nine of the 10 sectors in the S&P 500® posting a double-digit increase, led by financials (+45%), health care (+36%) and consumer discretionary (+33%), while the lone single-digit performer, utilities (+9%), finished at the back of the pack. Despite the headwind of U.S. dollar strength versus the yen, foreign developed markets surged back from early-period lows, with the MSCI® EAFE® Index returning 31.77%.

Comments from John Stone, Portfolio Manager of Strategic Advisers® Core Multi-Manager Fund: For the year, Strategic Advisers® Core Multi-Manager Fund's Class F shares trailed the S&P 500®. (For specific class-level performance, please see the performance section of this report.) Relative to the benchmark, sub-adviser OppenheimerFunds was the only manager to notably detract, as its performance was hampered by adverse security selection in multiple sectors, particularly information technology, telecommunication services and utilities. Additionally, a small position in an exchange-traded fund (ETF) focused on consumer staples nicked the Fund's return. On the plus side, sub-adviser Pyramis Global Advisors was the top relative contributor, because its generally higher-risk strategy resulted in significant mid-cap holdings, and mid-cap stocks outpaced the S&P 500®. T. Rowe Price - by far the Fund's largest manager allocation - also contributed. T. Rowe Price's strategy is designed to closely track the market's overall performance, and it slightly outperformed in a rising market, led by solid stock picks in consumer staples, materials and telecom services. Lastly, First Eagle Investment Management provided a modest boost to relative performance, thanks, in part, to a third-quarter 2012 decision to emphasize defensive stocks, which paid off during the early months of 2013, when sectors considered to be more defensive performed well.

The views expressed above reflect those of the portfolio manager(s) only through the end of the period as stated on the cover of this report and do not necessarily represent the views of Fidelity or any other person in the Fidelity organization. Any such views are subject to change at any time based upon market or other conditions and Fidelity disclaims any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Fidelity fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any Fidelity fund.

Annual Report

Shareholder Expense Example

As a shareholder of the Fund, you incur two types of costs: (1) transaction costs and (2) ongoing costs, including management fees and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The actual expense Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period (December 1, 2012 to May 31, 2013) for Core Multi-Manager and for the entire period (December 18, 2012 to May 31, 2013) for Class F. The hypothetical expense Example is based on an investment of $1,000 invested for the one-half year period (December 1, 2012 to May 31, 2013).

Actual Expenses

The first line of the accompanying table for each class of the Fund provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000.00 (for example, an $8,600 account value divided by $1,000.00 = 8.6), then multiply the result by the number in the first line for a class of the Fund under the heading entitled "Expenses Paid During Period" to estimate the expenses you paid on your account during this period. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Hypothetical Example for Comparison Purposes

The second line of the accompanying table for each class of the Fund provides information about hypothetical account values and hypothetical expenses based on a Class' actual expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Class' actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds. In addition to the direct expenses incurred by the Fund presented in the table, as a shareholder of the underlying mutual funds and exchange-traded funds (ETFs) (the Underlying Funds), the Fund also indirectly bears its proportionate share of the expenses of the Underlying Funds. These fees and expenses are not included in the Fund's annualized expense ratio used to calculate the expense estimate in the table below. A small balance maintenance fee of $12.00 that is charged once a year may apply for certain accounts with a value of less than $2,000. This fee is not included in the table below. If it was, the estimate of expenses you paid during the period would be higher, and your ending account value lower, by this amount.

Annual Report

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transaction costs. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds.

	Annualized Expense RatioB	Beginning Account Value	Ending Account Value May 31, 2013	Expenses Paid During Period
Core Multi-Manager	.97%
Actual		$ 1,000.00	$ 1,156.10	$ 5.21C
HypotheticalA		$ 1,000.00	$ 1,020.09	$ 4.89D
Class F	.87%
Actual		$ 1,000.00	$ 1,132.20	$ 4.19C
HypotheticalA		$ 1,000.00	$ 1,020.59	$ 4.38D

A 5% return per year before expenses

B Annualized expense ratio reflects expenses net of applicable fee waivers.

C Actual expenses are equal to each Class' annualized expense ratio; multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period) for Core Multi-Manager and multiplied by 165/365 (to reflect the period December 18, 2012 to May 31, 2013) for Class F. The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

D Hypothetical expenses are equal to each Class' annualized expense ratio, multiplied by the average account value over the period, multiplied by 182/365 (to reflect the one-half year period). The fees and expenses of the Underlying Funds in which the Fund invests are not included in each Class' annualized expense ratio.

Annual Report

Investment Changes (Unaudited)

The information in the following tables is based on the direct investments of the Fund.
Top Ten Holdings as of May 31, 2013
	% of fund's net assets	% of fund's net assets 6 months ago
Apple, Inc.	2.8	4.0
Exxon Mobil Corp.	1.7	2.0
JPMorgan Chase & Co.	1.7	1.3
Microsoft Corp.	1.6	1.3
Chevron Corp.	1.6	1.4
Pfizer, Inc.	1.6	1.3
Google, Inc. Class A	1.5	1.4
Citigroup, Inc.	1.5	1.1
Johnson & Johnson	1.2	1.2
Berkshire Hathaway, Inc. Class B	1.1	0.7
	16.3
Top Five Market Sectors as of May 31, 2013
(Stocks only)	% of fund's net assets	% of fund's net assets 6 months ago
Information Technology	15.9	18.2
Financials	14.9	13.1
Consumer Discretionary	14.1	12.5
Industrials	11.5	11.4
Health Care	11.4	12.1
Asset Allocation (% of fund's net assets)
As of May 31, 2013	As of November 30, 2012
Stocks 95.0%	Stocks 95.8%
Corporate Bonds 0.0%*	Corporate Bonds 0.0%*
Sector Funds 1.1%	Sector Funds 1.0%
Short-Term Investments and Net Other Assets (Liabilities) 3.9%	Short-Term Investments and Net Other Assets (Liabilities) 3.2%

* Amount represents less than 0.1%
Asset allocations of equity funds in the pie charts reflect the categorizations of assets as defined by Morningstar as of the reporting dates indicated above.

Annual Report

Investments May 31, 2013

Showing Percentage of Net Assets

Common Stocks - 94.9%
	Shares	Value
CONSUMER DISCRETIONARY - 14.1%
Auto Components - 0.3%
Delphi Automotive PLC	1,969	$ 96,107
Johnson Controls, Inc.	2,000	74,720
Tenneco, Inc. (a)	61	2,706
TRW Automotive Holdings Corp. (a)	900	57,015
		230,548
Automobiles - 1.1%
Ford Motor Co.	23,221	364,105
General Motors Co. (a)	8,456	286,574
Harley-Davidson, Inc.	1,379	75,211
Honda Motor Co. Ltd.	100	3,712
		729,602
Diversified Consumer Services - 0.0%
Anhanguera Educacional Participacoes SA	1,200	7,345
H&R Block, Inc.	554	16,216
Kroton Educacional SA	400	5,734
		29,295
Hotels, Restaurants & Leisure - 1.3%
Bloomin' Brands, Inc.	300	6,978
Brinker International, Inc.	458	17,958
Carnival Corp. unit	3,700	122,470
Chipotle Mexican Grill, Inc. (a)	200	72,200
Club Mediterranee SA (a)	100	2,297
Hyatt Hotels Corp. Class A (a)	94	3,865
Icahn Enterprises LP rights	776	0
Las Vegas Sands Corp.	3,237	187,422
McDonald's Corp.	1,000	96,570
Panera Bread Co. Class A (a)	200	38,366
Penn National Gaming, Inc. (a)	18	991
Ruth's Hospitality Group, Inc.	121	1,355
Spur Corp. Ltd.	300	880
Starbucks Corp.	2,902	183,029
Starwood Hotels & Resorts Worldwide, Inc.	1,400	95,620
Texas Roadhouse, Inc. Class A	385	9,105
Tim Hortons, Inc.	1,000	53,210
Yum! Brands, Inc.	234	15,854
		908,170
Household Durables - 0.4%
Harman International Industries, Inc.	600	31,860
Lennar Corp. Class A	1,100	43,252
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Household Durables - continued
Mohawk Industries, Inc. (a)	835	$ 92,827
Taylor Morrison Home Corp.	2,095	54,114
Taylor Wimpey PLC	3,992	6,014
Toll Brothers, Inc. (a)	200	6,834
Whirlpool Corp.	70	8,943
		243,844
Internet & Catalog Retail - 1.1%
Amazon.com, Inc. (a)	1,483	398,971
Liberty Media Corp. Interactive Series A (a)	251	5,635
Netflix, Inc. (a)	400	90,500
Ocado Group PLC (a)	1,311	5,414
priceline.com, Inc. (a)	330	265,297
		765,817
Leisure Equipment & Products - 0.2%
Amer Group PLC (A Shares)	220	4,052
BRP, Inc.	55	1,313
Brunswick Corp.	209	7,016
Hasbro, Inc.	1,400	62,272
Mattel, Inc.	1,733	77,552
Polaris Industries, Inc.	49	4,680
		156,885
Media - 4.8%
Antena 3 de Television SA	100	660
CBS Corp. Class B	2,518	124,641
Comcast Corp.:
Class A	6,970	279,846
Class A (special) (non-vtg.)	3,670	142,396
DIRECTV (a)	4,176	255,279
Discovery Communications, Inc. Class C (non-vtg.) (a)	800	55,976
DISH Network Corp. Class A	5,443	209,773
Interpublic Group of Companies, Inc.	3,700	52,614
Ipsos SA	100	3,607
Lamar Advertising Co. Class A (a)	3,442	160,845
Liberty Global, Inc. Class A (a)	3,593	264,804
Liberty Media Corp. Class A (a)	810	101,137
MDC Partners, Inc. Class A (sub. vtg.)	649	11,442
News Corp. Class A	4,570	146,743
Omnicom Group, Inc.	100	6,213
The Walt Disney Co.	4,724	297,990
Time Warner Cable, Inc.	4,750	453,673
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Media - continued
Time Warner, Inc.	4,539	$ 264,941
Valassis Communications, Inc.	100	2,599
Viacom, Inc. Class B (non-vtg.)	6,323	416,622
		3,251,801
Multiline Retail - 1.5%
Dollar Tree, Inc. (a)	2,300	110,492
Kohl's Corp.	2,100	107,961
Macy's, Inc.	6,525	315,419
PPR SA	35	7,652
Target Corp.	6,622	460,229
The Bon-Ton Stores, Inc.	100	2,129
		1,003,882
Specialty Retail - 2.8%
American Eagle Outfitters, Inc.	441	8,727
Ascena Retail Group, Inc. (a)	287	5,835
AutoZone, Inc. (a)	709	289,860
Bed Bath & Beyond, Inc. (a)	62	4,232
Body Central Corp. (a)	504	6,194
CarMax, Inc. (a)	3,900	182,403
Express, Inc. (a)	417	9,091
Foot Locker, Inc.	99	3,398
Francescas Holdings Corp. (a)	196	5,596
Gap, Inc.	5,155	209,035
GNC Holdings, Inc.	116	5,223
Home Depot, Inc.	6,092	479,197
Kingfisher PLC	1,000	5,251
L Brands, Inc.	1,897	94,869
Lowe's Companies, Inc.	2,382	100,306
OfficeMax, Inc.	469	6,111
Rent-A-Center, Inc.	333	12,181
Ross Stores, Inc.	2,776	178,497
Staples, Inc.	100	1,500
SuperGroup PLC (a)	500	5,865
TJX Companies, Inc.	5,276	267,018
		1,880,389
Textiles, Apparel & Luxury Goods - 0.6%
Coach, Inc.	56	3,263
Fossil, Inc. (a)	400	42,480
lululemon athletica, Inc. (a)	500	38,905
NIKE, Inc. Class B	2,247	138,550
Common Stocks - continued
	Shares	Value
CONSUMER DISCRETIONARY - continued
Textiles, Apparel & Luxury Goods - continued
PVH Corp.	1,110	$ 127,861
Ralph Lauren Corp.	300	52,527
VF Corp.	32	5,884
		409,470
TOTAL CONSUMER DISCRETIONARY		9,609,703
CONSUMER STAPLES - 8.5%
Beverages - 2.2%
Anheuser-Busch InBev SA NV	100	9,209
Beam, Inc.	49	3,177
Coca-Cola Enterprises, Inc.	3,100	115,196
Constellation Brands, Inc. Class A (sub. vtg.) (a)	3,337	176,894
Cott Corp.	690	5,650
Dr. Pepper Snapple Group, Inc.	1,681	77,292
Molson Coors Brewing Co. Class B	1,055	52,128
Monster Beverage Corp. (a)	1,778	97,061
PepsiCo, Inc.	7,316	590,913
Remy Cointreau SA	23	2,666
SABMiller PLC	100	5,060
The Coca-Cola Co.	9,311	372,347
		1,507,593
Food & Staples Retailing - 2.0%
Carrefour SA	20	593
Costco Wholesale Corp.	1,400	153,538
CVS Caremark Corp.	5,679	326,997
Kroger Co.	4,100	138,047
Rami Levi Chain Stores Hashikma Marketing 2006 Ltd.	100	4,738
Sysco Corp.	1,465	49,517
Wal-Mart Stores, Inc.	7,208	539,447
Walgreen Co.	503	24,023
Whole Foods Market, Inc.	2,400	124,464
		1,361,364
Food Products - 1.5%
Amira Nature Foods Ltd.	300	2,673
Archer Daniels Midland Co.	2,500	80,575
Astral Foods Ltd.	249	2,209
Bunge Ltd.	136	9,466
ConAgra Foods, Inc.	3,135	105,618
Danone SA	67	4,941
Common Stocks - continued
	Shares	Value
CONSUMER STAPLES - continued
Food Products - continued
General Mills, Inc.	3,600	$ 169,488
Green Mountain Coffee Roasters, Inc. (a)	983	71,887
Hilton Food Group PLC	400	2,145
Ingredion, Inc.	65	4,428
Kellogg Co.	3,062	189,997
Kraft Foods Group, Inc.	2,882	158,885
Marine Harvest ASA	5,922	6,176
Mead Johnson Nutrition Co. Class A	100	8,107
Mondelez International, Inc.	3,860	113,716
The J.M. Smucker Co.	635	64,110
		994,421
Household Products - 1.3%
Colgate-Palmolive Co.	1,200	69,408
Energizer Holdings, Inc.	879	84,129
Henkel AG & Co. KGaA	168	13,778
Procter & Gamble Co.	9,297	713,638
Svenska Cellulosa AB (SCA) (B Shares)	500	12,494
Unicharm Corp.	100	5,592
		899,039
Personal Products - 0.3%
Avon Products, Inc.	6,600	155,562
Estee Lauder Companies, Inc. Class A	73	4,948
Hengan International Group Co. Ltd.	500	5,529
Herbalife Ltd.	118	5,507
Nu Skin Enterprises, Inc. Class A	15	882
		172,428
Tobacco - 1.2%
Altria Group, Inc.	2,148	77,543
British American Tobacco PLC (United Kingdom)	200	10,990
Japan Tobacco, Inc.	600	20,420
Philip Morris International, Inc.	7,834	712,189
		821,142
TOTAL CONSUMER STAPLES		5,755,987
ENERGY - 9.5%
Energy Equipment & Services - 1.7%
Baker Hughes, Inc.	900	40,932
BW Offshore Ltd.	5,199	6,937
Common Stocks - continued
	Shares	Value
ENERGY - continued
Energy Equipment & Services - continued
Cameron International Corp. (a)	1,837	$ 111,818
Cathedral Energy Services Ltd.	655	2,906
Ensco PLC Class A	364	21,902
Essential Energy Services Ltd.	2,252	5,409
FMC Technologies, Inc. (a)	1,600	89,056
Halliburton Co.	428	17,912
McDermott International, Inc. (a)	900	8,595
National Oilwell Varco, Inc.	4,741	333,292
Noble Corp.	932	36,115
Schlumberger Ltd.	6,150	449,135
Vantage Drilling Co. (a)	4,228	8,118
Xtreme Drilling & Coil Services Corp. (a)	2,042	5,220
Xtreme Drilling & Coil Services Corp. (c)	600	1,534
		1,138,881
Oil, Gas & Consumable Fuels - 7.8%
Access Midstream Partners LP	200	8,604
Americas Petrogas, Inc. (a)	1,200	1,840
Americas Petrogas, Inc. (a)(c)	2,000	3,067
Anadarko Petroleum Corp.	1,743	152,460
Apache Corp.	2,956	242,776
Atlas Energy LP	40	1,960
Atlas Pipeline Partners LP	219	8,149
BPZ Energy, Inc. (a)	1,622	3,130
Cabot Oil & Gas Corp.	623	43,834
Chevron Corp.	8,605	1,056,264
Cimarex Energy Co.	500	35,070
Cobalt International Energy, Inc. (a)	400	10,376
Concho Resources, Inc. (a)	220	18,405
ConocoPhillips	3,205	196,595
CONSOL Energy, Inc.	1,290	44,737
Crown Point Energy, Inc. (c)	1,560	361
Devon Energy Corp.	1,588	90,278
Double Eagle Petroleum Co. (a)	633	2,608
Energen Corp.	235	12,735
EOG Resources, Inc.	913	117,868
EQT Corp.	956	76,365
Exxon Mobil Corp.	12,840	1,161,635
Hess Corp.	2,100	141,561
InterOil Corp. (a)	291	24,156
Kinder Morgan Holding Co. LLC	4,367	165,859
Common Stocks - continued
	Shares	Value
ENERGY - continued
Oil, Gas & Consumable Fuels - continued
Magellan Midstream Partners LP	50	$ 2,600
Marathon Petroleum Corp.	76	6,270
Markwest Energy Partners LP	233	15,341
Noble Energy, Inc.	1,412	81,402
Northern Oil & Gas, Inc. (a)	1,361	17,924
Occidental Petroleum Corp.	4,242	390,561
Painted Pony Petroleum Ltd. (c)	200	1,804
Painted Pony Petroleum Ltd. Class A (a)	335	3,021
Pan Orient Energy Corp.	100	163
Peabody Energy Corp.	3,941	77,519
Phillips 66	2,691	179,140
Pioneer Natural Resources Co.	722	100,127
Range Resources Corp.	1,000	75,180
Royal Dutch Shell PLC Class A sponsored ADR	180	11,947
Southcross Energy Partners LP	200	4,492
Southwestern Energy Co. (a)	1,800	67,842
Spectra Energy Corp.	2,800	85,596
Suncor Energy, Inc.	164	4,975
TAG Oil Ltd. (a)	2,160	6,521
TAG Oil Ltd. (c)	100	302
Talisman Energy, Inc.	1,000	11,700
Talisman Energy, Inc. (United States)	1,800	21,024
Tesoro Corp.	2,986	184,087
The Williams Companies, Inc.	4,447	156,445
Valero Energy Corp.	2,881	117,055
WPX Energy, Inc. (a)	2,366	45,569
		5,289,300
TOTAL ENERGY		6,428,181
FINANCIALS - 14.9%
Capital Markets - 1.9%
AllianceBernstein Holding LP	200	5,060
Ameriprise Financial, Inc.	1,572	128,149
BlackRock, Inc. Class A	45	12,564
E*TRADE Financial Corp. (a)	1,300	15,119
Franklin Resources, Inc.	500	77,405
Goldman Sachs Group, Inc.	585	94,817
GP Investments Ltd. Class A (depositary receipt) (a)	2,353	5,207
ICG Group, Inc. (a)	186	2,066
Invesco Ltd.	5,046	170,252
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Capital Markets - continued
KKR & Co. LP	371	$ 7,227
Monex Group, Inc.	21	7,759
Morgan Stanley	12,016	311,214
Northern Trust Corp.	2,300	133,745
Oaktree Capital Group LLC	148	7,718
State Street Corp.	3,400	225,012
TD Ameritrade Holding Corp.	2,100	49,224
The Blackstone Group LP	338	7,399
UBS AG (NY Shares)	1,259	22,070
		1,282,007
Commercial Banks - 2.2%
Bank of Ireland (a)	100	23
Barclays PLC sponsored ADR	800	15,352
CIT Group, Inc. (a)	2,763	127,319
Commerce Bancshares, Inc.	105	4,570
Guaranty Trust Bank PLC GDR (Reg. S)	300	2,670
Itau Unibanco Holding SA sponsored ADR	210	3,158
M&T Bank Corp.	165	17,309
PNC Financial Services Group, Inc.	2,800	200,592
PT Bank Rakyat Indonesia Tbk	500	452
Regions Financial Corp.	7,900	72,127
Sberbank (Savings Bank of the Russian Federation) sponsored ADR	200	2,448
U.S. Bancorp	8,176	286,651
Wells Fargo & Co.	18,441	747,783
Zions Bancorporation	1,700	47,685
		1,528,139
Consumer Finance - 1.2%
American Express Co.	6,626	501,654
Capital One Financial Corp.	3,386	206,309
Discover Financial Services	2,467	116,960
SLM Corp.	446	10,588
		835,511
Diversified Financial Services - 4.6%
Bank of America Corp.	33,517	457,842
Citigroup, Inc.	19,151	995,660
CME Group, Inc.	2,135	145,031
IntercontinentalExchange, Inc. (a)	735	125,839
JPMorgan Chase & Co.	21,189	1,156,708
McGraw-Hill Companies, Inc.	2,506	136,702
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Diversified Financial Services - continued
Moody's Corp.	432	$ 28,702
MSCI, Inc. Class A (a)	858	30,236
ORIX Corp.	300	3,979
PICO Holdings, Inc. (a)	827	18,682
		3,099,381
Insurance - 3.5%
ACE Ltd.	111	9,954
AFLAC, Inc.	163	9,077
Allied World Assurance Co. Holdings Ltd.	53	4,739
Allstate Corp.	5,100	246,024
American International Group, Inc. (a)	6,575	292,325
Arthur J. Gallagher & Co.	100	4,368
Assured Guaranty Ltd.	1,075	24,317
Axis Capital Holdings Ltd.	59	2,570
Berkshire Hathaway, Inc. Class B (a)	6,836	779,783
Everest Re Group Ltd.	42	5,444
Fairfax Financial Holdings Ltd. (sub. vtg.)	11	4,442
Lincoln National Corp.	958	34,162
Loews Corp.	1,300	59,566
Marsh & McLennan Companies, Inc.	6,820	272,936
MetLife, Inc.	5,549	245,321
Progressive Corp.	4,800	122,352
Prudential Financial, Inc.	150	10,346
The Travelers Companies, Inc.	113	9,460
Validus Holdings Ltd.	100	3,611
XL Group PLC Class A	7,700	242,011
		2,382,808
Real Estate Investment Trusts - 1.3%
American Tower Corp.	2,910	226,514
AvalonBay Communities, Inc.	600	79,596
Beni Stabili SpA SIIQ	8,026	5,638
Boston Properties, Inc.	500	53,290
CBL & Associates Properties, Inc.	302	6,943
Corrections Corp. of America	78	2,742
Cousins Properties, Inc.	267	2,755
Douglas Emmett, Inc.	247	6,296
Education Realty Trust, Inc.	620	6,485
General Growth Properties, Inc.	1,000	20,530
Lexington Corporate Properties Trust	500	6,295
Parkway Properties, Inc.	100	1,718
Common Stocks - continued
	Shares	Value
FINANCIALS - continued
Real Estate Investment Trusts - continued
Piedmont Office Realty Trust, Inc. Class A	142	$ 2,697
Prologis, Inc.	156	6,287
Public Storage	100	15,180
Retail Properties America, Inc.	100	1,526
Simon Property Group, Inc.	1,200	199,728
SL Green Realty Corp.	506	44,012
Vornado Realty Trust	1,300	103,935
Westfield Group unit	425	4,665
Weyerhaeuser Co.	2,243	66,886
		863,718
Real Estate Management & Development - 0.1%
Atrium European Real Estate Ltd.	78	461
CBRE Group, Inc. (a)	839	19,448
CSI Properties Ltd.	60,000	2,662
Jones Lang LaSalle, Inc.	22	2,020
LEG Immobilien AG	37	2,111
Realogy Holdings Corp.	1,055	54,480
		81,182
Thrifts & Mortgage Finance - 0.1%
MGIC Investment Corp. (a)	800	4,944
Radian Group, Inc.	5,225	67,246
		72,190
TOTAL FINANCIALS		10,144,936
HEALTH CARE - 11.4%
Biotechnology - 1.8%
Achillion Pharmaceuticals, Inc. (a)	267	2,227
Alexion Pharmaceuticals, Inc. (a)	900	87,786
Alnylam Pharmaceuticals, Inc. (a)	513	15,713
Amgen, Inc.	2,776	279,071
Array Biopharma, Inc. (a)	200	1,168
Biogen Idec, Inc. (a)	878	208,516
Biovitrum AB (a)	689	4,286
Celgene Corp. (a)	800	98,920
CSL Ltd.	18	1,024
Cytos Biotechnology AG (a)	7	29
Dynavax Technologies Corp. (a)	2,600	6,786
Elan Corp. PLC sponsored ADR (a)	962	12,179
Gentium SpA sponsored ADR (a)	200	1,678
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Biotechnology - continued
Gilead Sciences, Inc. (a)	7,151	$ 389,586
Grifols SA ADR	367	10,004
Infinity Pharmaceuticals, Inc. (a)	447	12,047
Insmed, Inc. (a)	94	1,261
Isis Pharmaceuticals, Inc. (a)	211	4,568
KaloBios Pharmaceuticals, Inc.	323	1,645
KaloBios Pharmaceuticals, Inc.	100	566
Medivation, Inc. (a)	47	2,282
Merrimack Pharmaceuticals, Inc. (a)	180	997
Novavax, Inc. (a)	500	955
Onyx Pharmaceuticals, Inc. (a)	41	3,913
Quintiles Transnational Holdings, Inc.	539	23,738
Theravance, Inc. (a)	409	14,331
Vertex Pharmaceuticals, Inc. (a)	659	52,924
		1,238,200
Health Care Equipment & Supplies - 1.9%
Abbott Laboratories	5,528	202,712
Ansell Ltd.	132	2,175
Baxter International, Inc.	5,954	418,745
Boston Scientific Corp. (a)	894	8,261
C.R. Bard, Inc.	300	30,927
Covidien PLC	3,722	236,719
DENTSPLY International, Inc.	2,200	91,872
Edwards Lifesciences Corp. (a)	400	26,584
Genmark Diagnostics, Inc. (a)	427	6,362
Hill-Rom Holdings, Inc.	200	7,226
Intuitive Surgical, Inc. (a)	50	24,877
Sirona Dental Systems, Inc. (a)	67	4,753
Stryker Corp.	1,858	123,353
Trinity Biotech PLC sponsored ADR	100	1,753
Zimmer Holdings, Inc.	1,000	78,510
		1,264,829
Health Care Providers & Services - 2.2%
Accretive Health, Inc. (a)	654	7,443
Aetna, Inc.	2,100	126,798
AmerisourceBergen Corp.	1,233	66,681
AmSurg Corp. (a)	127	4,512
BioScrip, Inc. (a)	371	5,187
Brookdale Senior Living, Inc. (a)	1,108	31,412
DaVita, Inc. (a)	74	9,181
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Health Care Providers & Services - continued
Emeritus Corp. (a)	400	$ 10,168
Express Scripts Holding Co. (a)	5,681	352,904
HCA Holdings, Inc.	5,747	224,478
McKesson Corp.	2,336	265,977
MEDNAX, Inc. (a)	47	4,363
Qualicorp SA (a)	600	5,309
Quest Diagnostics, Inc.	800	49,472
UnitedHealth Group, Inc.	5,877	368,077
		1,531,962
Life Sciences Tools & Services - 0.5%
Agilent Technologies, Inc.	3,770	171,347
Life Technologies Corp. (a)	100	7,410
Lonza Group AG	54	4,035
Thermo Fisher Scientific, Inc.	1,500	132,450
		315,242
Pharmaceuticals - 5.0%
AbbVie, Inc.	7,954	339,556
Actavis, Inc. (a)	876	108,002
Allergan, Inc.	823	81,880
AVANIR Pharmaceuticals Class A (a)	440	1,461
Biodelivery Sciences International, Inc. (a)	710	3,124
Bristol-Myers Squibb Co.	240	11,042
Cadence Pharmaceuticals, Inc. (a)	1,705	11,338
Dechra Pharmaceuticals PLC	200	2,079
Eli Lilly & Co.	2,300	122,268
Endo Health Solutions, Inc. (a)	293	10,636
GlaxoSmithKline PLC	500	12,937
Horizon Pharma, Inc.	1,995	4,728
Horizon Pharma, Inc.:
warrants 2/28/17 (a)	172	0
warrants 9/25/17 (a)	550	0
Jazz Pharmaceuticals PLC (a)	106	7,205
Johnson & Johnson	9,863	830,267
Merck & Co., Inc.	14,459	675,235
Optimer Pharmaceuticals, Inc. (a)	100	1,488
Pfizer, Inc.	38,499	1,048,328
Sanofi SA	619	66,003
Common Stocks - continued
	Shares	Value
HEALTH CARE - continued
Pharmaceuticals - continued
Warner Chilcott PLC	500	$ 9,600
Zoetis, Inc. Class A	1,625	52,000
		3,399,177
TOTAL HEALTH CARE		7,749,410
INDUSTRIALS - 11.5%
Aerospace & Defense - 3.6%
Finmeccanica SpA (a)	600	3,350
General Dynamics Corp.	61	4,703
Honeywell International, Inc.	6,863	538,471
L-3 Communications Holdings, Inc.	418	35,568
Lockheed Martin Corp.	1,185	125,409
Meggitt PLC	1,300	10,518
Northrop Grumman Corp.	2,717	223,854
Precision Castparts Corp.	900	192,528
Textron, Inc.	2,842	76,620
The Boeing Co.	6,397	633,431
United Technologies Corp.	6,400	607,360
		2,451,812
Air Freight & Logistics - 0.8%
C.H. Robinson Worldwide, Inc.	400	22,676
Expeditors International of Washington, Inc.	500	19,515
FedEx Corp.	1,300	125,242
United Parcel Service, Inc. Class B	4,158	357,172
		524,605
Airlines - 0.4%
Copa Holdings SA Class A	12	1,576
Delta Air Lines, Inc. (a)	2,159	38,884
easyJet PLC	100	1,924
United Continental Holdings, Inc. (a)	2,400	77,904
US Airways Group, Inc. (a)	9,409	165,316
		285,604
Building Products - 0.1%
Armstrong World Industries, Inc. (a)	38	1,975
Masco Corp.	1,177	24,741
Ply Gem Holdings, Inc.	434	10,025
		36,741
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Commercial Services & Supplies - 1.2%
ADT Corp.	1,417	$ 57,516
Cintas Corp.	400	18,262
Iron Mountain, Inc.	1,800	64,512
Multiplus SA	500	8,082
Republic Services, Inc.	2,215	75,532
Stericycle, Inc. (a)	700	76,832
Swisher Hygiene, Inc. (Canada) (a)	390	406
Tyco International Ltd.	15,728	531,764
Waste Management, Inc.	111	4,654
West Corp.	100	2,290
		839,850
Construction & Engineering - 0.0%
AECOM Technology Corp. (a)	117	3,602
Boart Longyear Ltd.	1,295	832
Fluor Corp.	63	3,982
MasTec, Inc. (a)	190	6,042
URS Corp.	120	5,813
		20,271
Electrical Equipment - 0.4%
Alstom SA	208	7,874
AMETEK, Inc.	186	8,026
Eaton Corp. PLC	2,083	137,603
Emerson Electric Co.	281	16,146
Generac Holdings, Inc.	220	8,910
Hubbell, Inc. Class B	472	47,403
Polypore International, Inc. (a)	100	3,762
Prysmian SpA	400	8,604
Regal-Beloit Corp.	139	9,384
Roper Industries, Inc.	63	7,826
		255,538
Industrial Conglomerates - 1.8%
3M Co.	2,500	275,675
Carlisle Companies, Inc.	77	5,037
Danaher Corp.	5,504	340,257
General Electric Co.	26,746	623,717
Koninklijke Philips Electronics NV	200	5,663
Reunert Ltd.	116	822
		1,251,171
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Machinery - 1.4%
Actuant Corp. Class A	212	$ 7,208
Cummins, Inc.	1,898	227,058
Deere & Co.	1,000	87,110
Dover Corp.	65	5,086
Flowserve Corp.	1,604	269,681
GEA Group AG	80	2,925
Global Brass & Copper Holdings, Inc.	300	3,960
Harsco Corp.	200	4,676
Illinois Tool Works, Inc.	172	12,062
Ingersoll-Rand PLC	1,011	58,163
Joy Global, Inc.	1,245	67,330
Manitowoc Co., Inc.	770	16,178
Parker Hannifin Corp.	1,000	99,760
Pentair Ltd.	169	9,843
Stanley Black & Decker, Inc.	732	57,989
Terex Corp. (a)	850	30,490
Timken Co.	120	6,811
		966,330
Marine - 0.0%
Ultrapetrol (Bahamas) Ltd. (a)	1,088	3,177
Professional Services - 0.2%
CRA International, Inc. (a)	200	3,582
Dun & Bradstreet Corp.	100	9,814
Manpower, Inc.	47	2,692
Michael Page International PLC	800	4,677
Randstad Holding NV	57	2,445
Robert Half International, Inc.	700	24,332
Towers Watson & Co.	901	69,990
Verisk Analytics, Inc. (a)	37	2,176
		119,708
Road & Rail - 1.4%
Canadian National Railway Co.	513	52,060
Con-way, Inc.	31	1,179
CSX Corp.	7,663	193,184
Norfolk Southern Corp.	3,803	291,272
Union Pacific Corp.	2,529	391,034
		928,729
Trading Companies & Distributors - 0.2%
Fastenal Co.	900	46,962
Houston Wire & Cable Co.	416	5,828
Common Stocks - continued
	Shares	Value
INDUSTRIALS - continued
Trading Companies & Distributors - continued
W.W. Grainger, Inc.	200	$ 51,488
Watsco, Inc.	85	7,416
WESCO International, Inc. (a)	132	9,802
		121,496
TOTAL INDUSTRIALS		7,805,032
INFORMATION TECHNOLOGY - 15.9%
Communications Equipment - 2.3%
Cisco Systems, Inc.	29,069	699,982
Juniper Networks, Inc. (a)	2,500	44,325
Motorola Solutions, Inc.	1,100	63,756
QUALCOMM, Inc.	11,692	742,208
		1,550,271
Computers & Peripherals - 3.5%
Apple, Inc.	4,266	1,918,324
Dell, Inc.	11,000	146,850
EMC Corp.	8,056	199,467
Hewlett-Packard Co.	1,418	34,628
NCR Corp. (a)	288	9,619
NetApp, Inc.	1,500	56,295
Western Digital Corp.	826	52,302
		2,417,485
Electronic Equipment & Components - 0.3%
Amphenol Corp. Class A	1,278	99,556
Corning, Inc.	3,952	60,742
Jabil Circuit, Inc.	291	5,837
TE Connectivity Ltd.	282	12,518
		178,653
Internet Software & Services - 2.4%
Active Network, Inc. (a)	600	4,014
Akamai Technologies, Inc. (a)	1,500	69,180
Demandware, Inc. (a)	100	3,061
eBay, Inc. (a)	7,387	399,637
Facebook, Inc. Class A	2,868	69,836
Google, Inc. Class A (a)	1,193	1,038,399
Halogen Software, Inc.	100	1,278
Mail.Ru Group Ltd. GDR (Reg. S)	200	5,584
Marketo, Inc.	100	2,367
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Internet Software & Services - continued
Velti PLC (a)	1,880	$ 3,309
Velti PLC (d)	976	1,546
VeriSign, Inc. (a)	1,300	61,152
		1,659,363
IT Services - 2.8%
Accenture PLC Class A	2,053	168,572
Amdocs Ltd.	1,050	37,485
Automatic Data Processing, Inc.	1,800	123,696
Cognizant Technology Solutions Corp. Class A (a)	714	46,160
EPAM Systems, Inc. (a)	335	7,759
EVERTEC, Inc.	200	4,004
ExlService Holdings, Inc. (a)	132	3,872
Fidelity National Information Services, Inc.	1,993	89,486
IBM Corp.	3,094	643,614
MasterCard, Inc. Class A	509	290,257
Sapient Corp. (a)	565	7,277
Total System Services, Inc.	300	7,053
Unisys Corp. (a)	204	4,213
Virtusa Corp. (a)	200	4,692
Visa, Inc. Class A	2,457	437,690
		1,875,830
Office Electronics - 0.0%
Xerox Corp.	1,724	15,154
Semiconductors & Semiconductor Equipment - 1.3%
Altera Corp.	3,320	110,191
Analog Devices, Inc.	135	6,201
Applied Materials, Inc.	4,300	65,360
Applied Micro Circuits Corp. (a)	223	1,719
ASML Holding NV	404	32,833
Atmel Corp. (a)	4,600	36,202
Avago Technologies Ltd.	164	6,184
Broadcom Corp. Class A	3,739	134,267
Freescale Semiconductor Holdings I Ltd. (a)	541	8,613
Intel Corp.	11,327	275,020
LSI Corp. (a)	7,875	58,275
LTX-Credence Corp. (a)	1,148	6,509
MagnaChip Semiconductor Corp. (a)	200	3,700
Maxim Integrated Products, Inc.	229	6,753
Microchip Technology, Inc.	35	1,277
Micron Technology, Inc. (a)	600	7,008
Common Stocks - continued
	Shares	Value
INFORMATION TECHNOLOGY - continued
Semiconductors & Semiconductor Equipment - continued
NXP Semiconductors NV (a)	316	$ 9,749
Samsung Electronics Co. Ltd.	10	13,455
Skyworks Solutions, Inc. (a)	675	16,106
Texas Instruments, Inc.	1,605	57,603
		857,025
Software - 3.3%
Activision Blizzard, Inc.	948	13,680
Adobe Systems, Inc. (a)	115	4,935
Autodesk, Inc. (a)	4,785	180,538
Check Point Software Technologies Ltd. (a)	2,033	101,813
Citrix Systems, Inc. (a)	1,132	72,844
Comverse, Inc.	204	6,091
Constellation Software, Inc.	33	4,838
Electronic Arts, Inc. (a)	740	17,013
Infoblox, Inc. (a)	100	2,433
Jive Software, Inc. (a)	145	2,451
MICROS Systems, Inc. (a)	86	3,629
Microsoft Corp.	30,905	1,077,966
Oracle Corp.	14,825	500,492
Red Hat, Inc. (a)	4,100	197,743
salesforce.com, Inc. (a)	300	12,699
SS&C Technologies Holdings, Inc. (a)	134	4,238
Symantec Corp.	322	7,210
Tableau Software, Inc.	128	6,541
Verint Systems, Inc. (a)	165	5,539
		2,222,693
TOTAL INFORMATION TECHNOLOGY		10,776,474
MATERIALS - 4.3%
Chemicals - 3.2%
Air Products & Chemicals, Inc.	700	66,087
Airgas, Inc.	200	20,578
Albemarle Corp.	79	5,287
Ashland, Inc.	105	9,337
Axiall Corp.	123	5,307
Cabot Corp.	150	6,141
Celanese Corp. Class A	1,600	78,960
E.I. du Pont de Nemours & Co.	6,859	382,664
Eastman Chemical Co.	624	44,753
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Chemicals - continued
Ecolab, Inc.	2,800	$ 236,516
LyondellBasell Industries NV Class A	2,079	138,565
Monsanto Co.	2,476	249,185
PetroLogistics LP	112	1,512
PolyOne Corp.	120	3,083
Potash Corp. of Saskatchewan, Inc.	1,600	67,673
PPG Industries, Inc.	663	101,843
Praxair, Inc.	1,300	148,629
Rockwood Holdings, Inc.	4,333	288,838
RPM International, Inc.	155	5,135
Sherwin-Williams Co.	500	94,265
The Dow Chemical Co.	5,569	191,908
W.R. Grace & Co. (a)	142	12,000
		2,158,266
Construction Materials - 0.3%
Lafarge SA (Bearer)	54	3,885
Martin Marietta Materials, Inc.	700	76,321
Vulcan Materials Co.	2,923	156,614
		236,820
Containers & Packaging - 0.2%
Ball Corp.	900	38,844
MeadWestvaco Corp.	2,299	80,465
Nampak Ltd.	1,500	5,204
Rock-Tenn Co. Class A	100	9,878
		134,391
Metals & Mining - 0.4%
Agnico Eagle Mines Ltd. (Canada)	92	2,991
Cliffs Natural Resources, Inc.	400	7,216
Commercial Metals Co.	505	7,787
Freeport-McMoRan Copper & Gold, Inc.	2,947	91,504
Goldcorp, Inc.	431	12,792
Ivanplats Ltd. (c)	1,632	4,250
Newmont Mining Corp.	1,200	41,136
Nucor Corp.	1,500	66,765
Randgold Resources Ltd. sponsored ADR	159	12,462
Turquoise Hill Resources Ltd. (a)	1,880	12,548
		259,451
Common Stocks - continued
	Shares	Value
MATERIALS - continued
Paper & Forest Products - 0.2%
Canfor Corp. (a)	86	$ 1,442
International Paper Co.	2,169	100,099
		101,541
TOTAL MATERIALS		2,890,469
TELECOMMUNICATION SERVICES - 1.8%
Diversified Telecommunication Services - 1.4%
AT&T, Inc.	12,400	433,876
CenturyLink, Inc.	1,948	66,524
PT Telkomunikasi Indonesia Tbk sponsored ADR	142	6,418
Verizon Communications, Inc.	9,482	459,687
		966,505
Wireless Telecommunication Services - 0.4%
America Movil S.A.B. de CV Series L sponsored ADR	1,540	30,661
Crown Castle International Corp. (a)	1,700	121,125
Megafon OJSC GDR	100	3,127
Mobile TeleSystems OJSC sponsored ADR	248	4,779
SBA Communications Corp. Class A (a)	1,257	94,614
Sprint Nextel Corp. (a)	3,000	21,900
Vodafone Group PLC	2,900	8,404
		284,610
TOTAL TELECOMMUNICATION SERVICES		1,251,115
UTILITIES - 3.0%
Electric Utilities - 1.6%
American Electric Power Co., Inc.	2,300	105,386
Edison International	9,402	431,928
Entergy Corp.	2,100	144,648
Exelon Corp.	1,900	59,546
FirstEnergy Corp.	1,300	50,713
Hawaiian Electric Industries, Inc.	146	3,821
ITC Holdings Corp.	2,686	232,527
NextEra Energy, Inc.	194	14,670
Northeast Utilities	418	17,418
		1,060,657
Gas Utilities - 0.0%
Atmos Energy Corp.	38	1,604
Common Stocks - continued
	Shares	Value
UTILITIES - continued
Independent Power Producers & Energy Traders - 0.7%
Calpine Corp. (a)	9,025	$ 183,298
NRG Energy, Inc.	4,500	114,840
The AES Corp.	15,522	189,368
		487,506
Multi-Utilities - 0.7%
CenterPoint Energy, Inc.	3,838	88,965
CMS Energy Corp.	1,400	37,730
Dominion Resources, Inc.	543	30,707
DTE Energy Co.	1,182	78,733
National Grid PLC	100	1,189
PG&E Corp.	3,141	141,062
Sempra Energy	535	43,496
TECO Energy, Inc.	1,900	33,459
		455,341
Water Utilities - 0.0%
American Water Works Co., Inc.	24	959
TOTAL UTILITIES		2,006,067
TOTAL COMMON STOCKS (Cost $52,259,850)		64,417,374
Preferred Stocks - 0.1%

Convertible Preferred Stocks - 0.0%
INFORMATION TECHNOLOGY - 0.0%
IT Services - 0.0%
Unisys Corp. Series A, 6.25%	41	2,421
Nonconvertible Preferred Stocks - 0.1%
CONSUMER STAPLES - 0.1%
Household Products - 0.1%
Henkel AG & Co. KGaA	616	59,728
TOTAL PREFERRED STOCKS (Cost $53,895)		62,149
Convertible Bonds - 0.0%
	Principal Amount	Value
ENERGY - 0.0%
Oil, Gas & Consumable Fuels - 0.0%
Amyris, Inc. 3% 2/27/17	$ 5,000	$ 3,553
TELECOMMUNICATION SERVICES - 0.0%
Wireless Telecommunication Services - 0.0%
Clearwire Communications LLC/Clearwire Finance, Inc. 8.25% 12/1/40 (c)	2,000	2,209
TOTAL CONVERTIBLE BONDS (Cost $5,862)		5,762
Equity Funds - 1.1%
	Shares
Sector Funds - 1.1%
Health Care Select Sector SPDR ETF	1,764	84,919
Market Vectors Gold Miners ETF	2,144	92,685
Vanguard Consumer Staples ETF	5,890	600,603
TOTAL EQUITY FUNDS (Cost $669,638)		778,207
Money Market Funds - 3.9%

Dreyfus Treasury & Agency Cash Management Fund Institutional Shares, 0.01% (b) (Cost $2,656,909)	2,656,909	2,656,909
TOTAL INVESTMENT PORTFOLIO - 100.0% (Cost $55,646,154)		67,920,401
NET OTHER ASSETS (LIABILITIES) - 0.0%		(12,425)
NET ASSETS - 100%		$ 67,907,976
Futures Contracts
	Expiration Date	Underlying Face Amount at Value	Unrealized Appreciation/ (Depreciation)
Purchased
Equity Index Contracts
17 CME E-mini S&P 500 Index Contracts	June 2013	$ 1,384,650	$ 77,513

The face value of futures purchased as a percentage of net assets is 2%
Security Type Abbreviations
ETF	-	Exchange-Traded Fund
Legend
(a) Non-income producing
(b) The rate quoted is the annualized seven-day yield of the fund at period end.

(c) Security exempt from registration under Rule 144A of the Securities Act of 1933. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers. At the end of the period, the value of these securities amounted to $13,527 or 0.0% of net assets.

(d) Restricted securities - Investment in securities not registered under the Securities Act of 1933 (excluding 144A issues). At the end of the period, the value of restricted securities (excluding 144A issues) amounted to $1,546 or 0.0% of net assets.

Additional information on each restricted holding is as follows:
Security	Acquisition Date	Acquisition Cost
Velti PLC	4/19/13	$ 1,464
Other Information

The following is a summary of the inputs used, as of May 31, 2013, involving the Fund's assets and liabilities carried at fair value. The inputs or methodology used for valuing securities may not be an indication of the risk associated with investing in those securities. For more information on valuation inputs, and their aggregation into the levels used in the table below, please refer to the Investment Valuation section in the accompanying Notes to Financial Statements.

Valuation Inputs at Reporting Date:
Description	Total	Level 1	Level 2	Level 3
Investments in Securities:
Equities:
Consumer Discretionary	$ 9,609,703	$ 9,605,991	$ 3,712	$ -
Consumer Staples	5,815,715	5,763,975	51,740	-
Energy	6,428,181	6,428,181	-	-
Financials	10,144,936	10,125,396	19,540	-
Health Care	7,749,410	7,665,626	83,784	-
Industrials	7,805,032	7,798,537	6,495	-
Information Technology	10,778,895	10,763,894	15,001	-
Materials	2,890,469	2,890,469	-	-
Telecommunication Services	1,251,115	1,242,711	8,404	-
Utilities	2,006,067	2,004,878	1,189	-
Corporate Bonds	5,762	-	5,762	-
Equity Funds	778,207	778,207	-	-
Money Market Funds	2,656,909	2,656,909	-	-
Total Investments in Securities:	$ 67,920,401	$ 67,724,774	$ 195,627	$ -
Derivative Instruments:
Assets
Futures Contracts	$ 77,513	$ 77,513	$ -	$ -
Value of Derivative Instruments

The following table is a summary of the Fund's value of derivative instruments by primary risk exposure as of May 31, 2013. For additional information on derivative instruments, please refer to the Derivative Instruments section in the accompanying Notes to Financial Statements.

Primary Risk Exposure / Derivative Type	Value
	Asset	Liability
Equity Risk
Futures Contracts (a)	$ 77,513	$ -
Total Value of Derivatives	$ 77,513	$ -

(a) Reflects cumulative appreciation/depreciation on futures contracts as disclosed in the Schedule of Investments. Only the period end variation margin is separately disclosed in the Statement of Assets and Liabilities and is included in the receivable/payable for daily variation margin on futures contracts line-items.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements

Statement of Assets and Liabilities

	May 31, 2013

Assets
Investment in securities, at value - See accompanying schedule: Unaffiliated issuers (cost $55,646,154)		$ 67,920,401
Segregated cash with broker for futures contracts		66,505
Foreign currency held at value (cost $393)		393
Receivable for investments sold		1,024,236
Receivable for fund shares sold		2,301
Dividends receivable		127,698
Interest receivable		144
Prepaid expenses		419
Receivable from investment adviser for expense reductions		20,794
Other receivables		190
Total assets		69,163,081

Liabilities
Payable for investments purchased	$ 1,111,900
Accrued management fee	33,913
Payable for daily variation margin on futures contracts	20,910
Other affiliated payables	7,418
Custody fees payable	48,650
Audit fees payable	32,021
Registration fees payable	293
Total liabilities		1,255,105

Net Assets		$ 67,907,976
Net Assets consist of:
Paid in capital		$ 52,411,699
Undistributed net investment income		251,073
Accumulated undistributed net realized gain (loss) on investments and foreign currency transactions		2,893,434
Net unrealized appreciation (depreciation) on investments and assets and liabilities in foreign currencies		12,351,770
Net Assets		$ 67,907,976

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Assets and Liabilities - continued

May 31, 2013

Core Multi-Manager: Net Asset Value, offering price and redemption price per share ($67,623,209 ÷ 5,194,944 shares)	$ 13.02

Class F: Net Asset Value, offering price and redemption price per share ($284,767 ÷ 21,875 shares)	$ 13.02

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Statements - continued

Statement of Operations

	Year ended May 31, 2013

Investment Income
Dividends: Unaffiliated issuers		$ 1,251,647
Interest		698
Total income		1,252,345

Expenses
Management fee	$ 358,889
Transfer agent fees	55,894
Accounting fees and expenses	23,386
Custodian fees and expenses	108,156
Independent trustees' compensation	745
Registration fees	27,679
Audit	43,442
Legal	433
Miscellaneous	678
Total expenses before reductions	619,302
Expense reductions	(39,515)	579,787
Net investment income (loss)		672,558
Realized and Unrealized Gain (Loss) Net realized gain (loss) on:
Investment securities:
Unaffiliated issuers	2,943,951
Foreign currency transactions	84
Futures contracts	196,197
Total net realized gain (loss)		3,140,232
Change in net unrealized appreciation (depreciation) on: Investment securities	10,160,080
Assets and liabilities in foreign currencies	38
Futures contracts	123,845
Total change in net unrealized appreciation (depreciation)		10,283,963
Net gain (loss)		13,424,195
Net increase (decrease) in net assets resulting from operations		$ 14,096,753

See accompanying notes which are an integral part of the financial statements.

Annual Report

Statement of Changes in Net Assets

	Year ended May 31, 2013	For the period November 16, 2011 (commencement of operations) to May 31, 2012
Increase (Decrease) in Net Assets
Operations
Net investment income (loss)	$ 672,558	$ 258,285
Net realized gain (loss)	3,140,232	765,959
Change in net unrealized appreciation (depreciation)	10,283,963	2,067,807
Net increase (decrease) in net assets resulting from operations	14,096,753	3,092,051
Distributions to shareholders from net investment income	(616,044)	(65,001)
Distributions to shareholders from net realized gain	(1,011,610)	-
Total distributions	(1,627,654)	(65,001)
Share transactions - net increase (decrease)	2,172,660	50,239,167
Total increase (decrease) in net assets	14,641,759	53,266,217

Net Assets
Beginning of period	53,266,217	-
End of period (including undistributed net investment income of $251,073 and undistributed net investment income of $193,787, respectively)	$ 67,907,976	$ 53,266,217

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Core Multi-Manager

Years ended May 31,	2013	2012 E
Selected Per-Share Data
Net asset value, beginning of period	$ 10.61	$ 10.00
Income from Investment Operations
Net investment income (loss) D	.13	.05
Net realized and unrealized gain (loss)	2.60	.57
Total from investment operations	2.73	.62
Distributions from net investment income	(.12)	(.01)
Distributions from net realized gain	(.20)	-
Total distributions	(.32)	(.01)
Net asset value, end of period	$ 13.02	$ 10.61
Total Return B, C	26.33%	6.24%
Ratios to Average Net Assets F
Expenses before reductions	1.03%	1.10% A
Expenses net of fee waivers, if any	.97%	.97% A
Expenses net of all reductions	.96%	.97% A
Net investment income (loss)	1.12%	.90% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 67,623	$ 53,266
Portfolio turnover rate G	95%	77% A

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period November 16, 2011 (commencement of operations) to May 31, 2012.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amounts do not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Financial Highlights - Class F

Year ended May 31,	2013 E
Selected Per-Share Data
Net asset value, beginning of period	$ 11.62
Income from Investment Operations
Net investment income (loss) D	.06
Net realized and unrealized gain (loss)	1.46
Total from investment operations	1.52
Distributions from net investment income	(.08)
Distributions from net realized gain	(.04)
Total distributions	(.12)
Net asset value, end of period	$ 13.02
Total Return B, C	13.22%
Ratios to Average Net Assets F
Expenses before reductions	.96% A
Expenses net of fee waivers, if any	.87% A
Expenses net of all reductions	.86% A
Net investment income (loss)	1.02% A
Supplemental Data
Net assets, end of period (000 omitted)	$ 285
Portfolio turnover rate G	95%

A Annualized

B Total returns for periods of less than one year are not annualized.

C Total returns would have been lower if certain expenses had not been reduced during the applicable periods shown.

D Calculated based on average shares outstanding during the period.

E For the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

F Expense ratios reflect operating expenses of the class. Expenses before reductions do not reflect amounts reimbursed by the investment adviser or reductions from brokerage service arrangements or reductions from other expense offset arrangements and do not represent the amount paid by the class during periods when reimbursements or reductions occur. Expense ratios before reductions for start-up periods may not be representative of longer-term operating periods. Expenses net of fee waivers reflect expenses after reimbursement by the investment adviser but prior to reductions from brokerage service arrangements or other expense offset arrangements. Expenses net of all reductions represent the net expenses paid by the class. Fees and expenses of the Underlying Funds are not included in the class' annualized ratios. The class indirectly bears its proportionate share of the expenses of the Underlying Funds.

G Amount does not include the portfolio activity of any Underlying Funds.

See accompanying notes which are an integral part of the financial statements.

Annual Report

Notes to Financial Statements

For the period ended May 31, 2013

1. Organization.

Strategic Advisers® Core Multi-Manager Fund (the Fund) is a non-diversified fund of Fidelity Rutland Square Trust II (the Trust), and is authorized to issue an unlimited number of shares. The Trust is registered under the Investment Company Act of 1940, as amended (the 1940 Act), as an open-end management investment company organized as a Delaware statutory trust. The Fund is available only to certain employer-sponsored retirement plans and Fidelity brokerage or mutual fund accounts. The Fund commenced sale of Class F and the existing class was designated Core Multi-Manager during December, 2012. The Fund offers Core Multi-Manager and Class F shares, each of which has equal rights as to assets and voting privileges. Each class has exclusive voting rights with respect to matters that affect that class.

2. Significant Accounting Policies.

The financial statements have been prepared in conformity with accounting principles generally accepted in the United States of America (GAAP), which require management to make certain estimates and assumptions at the date of the financial statements. Actual results could differ from those estimates. Subsequent events, if any, through the date that the financial statements were issued have been evaluated in the preparation of the financial statements. The following summarizes the significant accounting policies of the Fund:

Investment Valuation. Investments are valued as of 4:00 p.m. Eastern time on the last calendar day of the period. In accordance with valuation policies and procedures approved by the Board of Trustees (the Board), the Fund attempts to obtain prices from one or more third party pricing vendors or brokers to value its investments. When current market prices, quotations or currency exchange rates are not readily available or reliable, investments will be fair valued in good faith by the Strategic Advisers, Inc. (Strategic Advisers), an affiliate of Fidelity Management & Research Company (FMR), Fair Value Committee (the Committee), in accordance with procedures adopted by the Board. Factors used in determining fair value vary by investment type and may include market or investment specific events. The frequency with which these procedures are used cannot be predicted and they may be utilized to a significant extent. The Committee oversees the Fund's valuation policies and procedures and is responsible for approving and reporting to the Board all fair value determinations.

The Fund categorizes the inputs to valuation techniques used to value its investments into a disclosure hierarchy consisting of three levels as shown below:

Level 1 - quoted prices in active markets for identical investments

Level 2 - other significant observable inputs (including quoted prices for similar investments, interest rates, prepayment speeds, etc.)

Level 3 - unobservable inputs (including the Fund's own assumptions based on the best information available)

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Investment Valuation - continued

Valuation techniques used to value the Fund's investments by major category are as follows:

Equity securities, including restricted securities, for which market quotations are readily available, are valued at the last reported sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day or closing prices are not available, securities are valued at the last quoted bid price or may be valued using the last available price and are generally categorized as Level 2 in the hierarchy. For foreign equity securities, when market or security specific events arise, comparisons to the valuation of American Depositary Receipts (ADRs), futures contracts, Exchange-Traded Funds (ETFs) and certain indexes as well as quoted prices for similar securities may be used and would be categorized as Level 2 in the hierarchy. Utilizing these techniques may result in transfers between Level 1 and Level 2. For restricted equity securities and private placements where observable inputs are limited, assumptions about market activity and risk are used and these securities are generally categorized as Level 3 in the hierarchy.

Debt securities, including restricted securities, are valued based on evaluated prices received from third party pricing vendors or from brokers who make markets in such securities. For corporate bonds, pricing vendors utilize matrix pricing which considers yield or price of bonds of comparable quality, coupon, maturity and type as well as broker-supplied prices. When independent prices are unavailable or unreliable, debt securities may be valued utilizing pricing methodologies which consider similar factors that would be used by third party pricing vendors. Debt securities are generally categorized as Level 2 in the hierarchy but may be Level 3 depending on the circumstances. ETFs are valued at their last sale price or official closing price as reported by a third party pricing vendor on the primary market or exchange on which they are traded and are categorized as Level 1 in the hierarchy. In the event there were no sales during the day but the exchange reports a closing bid level, ETFs are valued at the closing bid and would be categorized as Level 1 in the hierarchy. In the event there was no closing bid, ETFs may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and may be categorized as Level 2 in the hierarchy.

Futures contracts are valued at the settlement price established each day by the board of trade or exchange on which they are traded and are categorized as Level 1 in the hierarchy. Investments in open-end mutual funds are valued at their closing net asset value

Annual Report

2. Significant Accounting Policies - continued

Investment Valuation - continued

(NAV) each business day and are categorized as Level 1 in the hierarchy. If an unaffiliated open-end mutual fund's NAV is unavailable, shares of that fund may be valued by another method that the Board believes reflects fair value in accordance with the Board's fair value pricing policies and is categorized as Level 2 in the hierarchy.

Changes in valuation techniques may result in transfers in or out of an assigned level within the disclosure hierarchy. The aggregate value of investments by input level, as of May 31, 2013, is included at the end of the Fund's Schedule of Investments.

Foreign Currency. The Fund may use foreign currency contracts to facilitate transactions in foreign-denominated securities. Gains and losses from these transactions may arise from changes in the value of the foreign currency or if the counterparties do not perform under the contracts' terms.

Foreign-denominated assets, including investment securities, and liabilities are translated into U.S. dollars at the exchange rates at period end. Purchases and sales of investment securities, income and dividends received and expenses denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date.

The effects of exchange rate fluctuations on investments are included with the net realized and unrealized gain (loss) on investment securities. Other foreign currency transactions resulting in realized and unrealized gain (loss) are disclosed separately.

Investment Transactions and Income. For financial reporting purposes, the Fund's investment holdings and NAV include trades executed through the end of the last business day of the period. The NAV per share for processing shareholder transactions is calculated as of the close of business of the New York Stock Exchange (NYSE), normally 4:00 p.m. Eastern time and includes trades executed through the end of the prior business day. Gains and losses on securities sold are determined on the basis of identified cost. Dividend income is recorded on the ex-dividend date, except for certain dividends from foreign securities where the ex-dividend date may have passed, which are recorded as soon as the Fund is informed of the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at the fair market value of the securities received. Dividend and capital gain distributions from Underlying Funds, if any, are recorded on the ex-dividend date. Distributions received on securities that represent a return of capital or capital gain are recorded as a reduction of cost of investments and/or as a realized gain. Subsequent to ex-dividend date the Fund determines the components of these distributions, based upon receipt of tax filings or other correspondence relating to the underlying investment. Interest income is accrued as earned. Interest income includes coupon interest and amortization of premium and accretion of discount on debt securities. Investment income is recorded net of foreign taxes withheld where recovery of such taxes is uncertain.

Annual Report

Notes to Financial Statements - continued

2. Significant Accounting Policies - continued

Class Allocations and Expenses. Investment income, realized and unrealized capital gains and losses, common expenses of the Fund, and certain fund-level expense reductions, if any, are allocated on a pro-rata basis to each class based on the relative net assets of each class to the total net assets of the Fund. Each class differs with respect to transfer agent fees incurred. Certain expense reductions may also differ by class. Expenses directly attributable to a fund are charged to that fund. Expenses attributable to more than one fund are allocated among the respective funds on the basis of relative net assets or other appropriate methods. Expense estimates are accrued in the period to which they relate and adjustments are made when actual amounts are known.

Income Tax Information and Distributions to Shareholders. Each year, the Fund intends to qualify as a regulated investment company under Subchapter M of the Internal Revenue Code, including distributing substantially all of its taxable income and realized gains. As a result, no provision for income taxes is required. As of May 31, 2013, the Fund did not have any unrecognized tax benefits in the financial statements; nor is the Fund aware of any tax positions for which it is reasonably possible that the total amounts of unrecognized tax benefits will significantly change in the next twelve months. The Fund files a U.S. federal tax return, in addition to state and local tax returns as required. A fund's federal income tax returns are subject to examination by the Internal Revenue Service (IRS) for a period of three fiscal years after they are filed. State and local tax returns may be subject to examination for an additional fiscal year depending on the jurisdiction. Foreign taxes are provided for based on the Fund's understanding of the tax rules and rates that exist in the foreign markets in which it invests.

Distributions are declared and recorded on the ex-dividend date. Income dividends and capital gain distributions are declared separately for each class. Income and capital gain distributions are determined in accordance with income tax regulations, which may differ from GAAP.

Capital accounts within the financial statements are adjusted for permanent book-tax differences. These adjustments have no impact on net assets or the results of operations. Temporary book-tax differences will reverse in a subsequent period.

Book-tax differences are primarily due to futures contracts, foreign currency transactions, passive foreign investment companies (PFIC), market discount, equity-debt classifications, partnerships and losses deferred due to wash sales.

Annual Report

2. Significant Accounting Policies - continued

Income Tax Information and Distributions to Shareholders - continued

The federal tax cost of investment securities and unrealized appreciation (depreciation) as of period end were as follows:

Gross unrealized appreciation	$ 12,625,282
Gross unrealized depreciation	(558,385)
Net unrealized appreciation (depreciation) on securities and other investments	$ 12,066,897

Tax Cost	$ 55,853,504

The tax-based components of distributable earnings as of period end were as follows:

Undistributed ordinary income	$ 1,088,433
Undistributed long-term capital gain	$ 2,334,967
Net unrealized appreciation (depreciation)	$ 12,066,907

The tax character of distributions paid was as follows:

	May 31, 2013	May 31, 2012
Ordinary Income	$ 1,471,334	$ 65,001
Long-term Capital Gains	156,320	-
Total	$ 1,627,654	$ 65,001

Restricted Securities. The Fund may invest in securities that are subject to legal or contractual restrictions on resale. These securities generally may be resold in transactions exempt from registration or to the public if the securities are registered. Disposal of these securities may involve time-consuming negotiations and expense, and prompt sale at an acceptable price may be difficult. Information regarding restricted securities is included at the end of the Fund's Schedule of Investments.

New Accounting Pronouncement. The Financial Accounting Standards Board issued in December 2011, Accounting Standard Update No. 2011-11, Disclosures about Offsetting Assets and Liabilities, and in January 2013, Accounting Standards Update No. 2013-1 Clarifying the Scope of Disclosures about Offsetting Assets and Liabilities. These updates create new disclosure requirements requiring entities to disclose both gross and net information for derivatives and other financial instruments that are either offset in the Statement of Assets and Liabilities or subject to an enforceable master netting arrangement or similar agreement. The disclosure requirements are effective for annual reporting periods beginning on or after January 1, 2013, and interim periods within those annual periods. Management is currently evaluating the impact of the update's adoption on the Fund's financial statement disclosures.

Annual Report

Notes to Financial Statements - continued

3. Derivative Instruments.

Risk Exposures and the Use of Derivative Instruments. The Fund's investment objective allows the Fund to enter into various types of derivative contracts, including futures contracts. Derivatives are investments whose value is primarily derived from underlying assets, indices or reference rates and may be transacted on an exchange or over-the-counter (OTC). Derivatives may involve a future commitment to buy or sell a specified asset based on specified terms, to exchange future cash flows at periodic intervals based on a notional principal amount, or for one party to make one or more payments upon the occurrence of specified events in exchange for periodic payments from the other party.

The Fund used derivatives to increase returns and to manage exposure to certain risks as defined below. The success of any strategy involving derivatives depends on analysis of numerous economic factors, and if the strategies for investment do not work as intended, the Fund may not achieve its objectives.

The Fund's use of derivatives increased or decreased its exposure to the following risk:

Equity Risk

Equity risk relates to the fluctuations in the value of financial instruments as a result of changes in market prices (other than those arising from interest rate risk or foreign exchange risk), whether caused by factors specific to an individual investment, its issuer, or all factors affecting all instruments traded in a market or market segment.

The Fund is also exposed to additional risks from investing in derivatives, such as liquidity risk and counterparty credit risk. Liquidity risk is the risk that the Fund will be unable to close out the derivative in the open market in a timely manner. Counterparty credit risk is the risk that the counterparty will not be able to fulfill its obligation to the Fund. Counterparty credit risk related to exchange-traded futures contracts is mitigated by the protection provided by the exchange on which they trade.

Investing in derivatives may involve greater risks than investing in the underlying assets directly and, to varying degrees, may involve risk of loss in excess of any initial investment and collateral received and amounts recognized in the Statement of Assets and Liabilities. In addition, there may be the risk that the change in value of the derivative contract does not correspond to the change in value of the underlying instrument.

Futures Contracts. A futures contract is an agreement between two parties to buy or sell a specified underlying instrument for a fixed price at a specified future date. The Fund used futures contracts to manage its exposure to the stock market.

Annual Report

3. Derivative Instruments - continued

Futures Contracts - continued

Upon entering into a futures contract, a fund is required to deposit either cash or securities (initial margin) with a clearing broker in an amount equal to a certain percentage of the face value of the contract. Futures contracts are marked-to-market daily and subsequent payments (variation margin) are made or received by a fund depending on the daily fluctuations in the value of the futures contracts and are recorded as unrealized appreciation or (depreciation). This receivable and/or payable, if any, is included in daily variation margin on futures contracts in the Statement of Assets and Liabilities. Realized gain or (loss) is recorded upon the expiration or closing of a futures contract.

Any open futures contracts at period end are presented in the Schedule of Investments under the caption "Futures Contracts." The underlying face amount at value reflects each contract's exposure to the underlying instrument or index at period end and is representative of activity for the period. Cash deposited to meet initial margin requirements is presented as segregated cash in the Statement of Assets and Liabilities.

During the period the Fund recognized net realized gain (loss) of $196,197 and a change in net unrealized appreciation (depreciation) of $123,845 related to its investment in futures contracts. These amounts are included in the Statement of Operations.

4. Purchases and Sales of Investments.

Purchases and sales of securities (including the Underlying Fund shares), other than short-term securities, aggregated $55,940,819 and $54,618,778, respectively.

5. Fees and Other Transactions with Affiliates.

Management Fee. Strategic Advisers provides the Fund with investment management related services. For these services, the Fund pays a monthly management fee to Strategic Advisers. The management fee is calculated by adding the annual management fee rate of .30% of the Fund's average net assets throughout the month payable to Strategic Advisers to the aggregate of the fee rates, payable monthly, to the Fund's sub-advisers. The Fund's maximum aggregate management fee will not exceed 1.05% of the Fund's average net assets. For the period, the total annual management fee rate was .60% of the Fund's average net assets.

During the period, Strategic Advisers waived its management fee as described in the Expense Reduction note.

Sub-Advisers. AllianceBernstein, L.P., First Eagle Investment Management, LLC, Lazard Asset Management, LLC, OppenheimerFunds, Inc., Pyramis Global Advisors, LLC (an affiliate of Strategic Advisers) and T. Rowe Price Associates, Inc. each served as a

Annual Report

Notes to Financial Statements - continued

5. Fees and Other Transactions with Affiliates - continued

Sub-Advisers - continued

sub-adviser for the Fund during the period. Sub-advisers provide discretionary investment advisory services for their allocated portion of the Fund's assets and are paid by Strategic Advisers and not the Fund for providing these services.

Transfer Agent Fees. Fidelity Investments Institutional Operations Company, Inc., (FIIOC), an affiliate of Strategic Advisers, is the transfer, dividend disbursing and shareholder servicing agent for each class of the Fund. FIIOC receives account fees and asset-based fees that vary according to the account size and type of account of the shareholders of Core Multi-Manager. Core Multi-Manager does not directly pay transfer agent fees with respect to the portion of its assets invested in Underlying Funds, excluding ETFs. FIIOC receives no fees for providing transfer agency services to Class F. FIIOC pays for typesetting, printing and mailing of shareholder reports, except proxy statements. For the period, transfer agent fees for each applicable class were as follows:

	Amount	% of Average Net Assets
Core Multi-Manager	$ 55,894.09

Accounting Fees. Fidelity Service Company, Inc.(FSC), an affiliate of Strategic Advisers, maintains the Fund's accounting records. The fee is based on the level of average net assets for each month.

Brokerage Commissions. The Fund placed a portion of its portfolio transactions with brokerage firms which are affiliates of the investment adviser. Brokerage commissions are included in net realized gain (loss) and change in net unrealized appreciation (depreciation) in the Statement of Operations. The commissions paid to these affiliated firms were $419 for the period.

6. Committed Line of Credit.

The Fund participates with other funds managed by FMR or an affiliate in a $4.25 billion credit facility (the "line of credit") to be utilized for temporary or emergency purposes to fund shareholder redemptions or for other short-term liquidity purposes. The Fund has agreed to pay commitment fees on its pro-rata portion of the line of credit, which amounted to $149 and is reflected in Miscellaneous expenses on the Statement of Operations. During the period, there were no borrowings on this line of credit.

Annual Report

7. Expense Reductions.

Strategic Advisers has voluntarily agreed to waive a portion of the Fund's management fee. During the period, this waiver reduced the Fund's management fee by $2,009.

Strategic Advisers has also contractually agreed to reimburse Core Multi-Manager until July 31, 2014 to the extent that annual operating expenses exceed .97% of average net assets. During the period, this reimbursement reduced Core Multi-Manager expenses by $34,412. In addition, Strategic Advisers has voluntarily agreed to reimburse Class F to the extent that annual operating expenses exceed .87% of Class F's average net assets. During the period, this reimbursement reduced Class F expenses by $102. Some expenses, for example interest expense, including commitment fees, are excluded from these reimbursements.

Commission paid to brokers with whom Strategic Advisers places trades on behalf of the Fund include an amount in addition to trade execution, which is rebated back to the Fund to offset certain expenses. This amount totaled $2,989 for the period.

In addition, through arrangements with the Fund's custodian, credits realized as a result of uninvested cash balances were used to reduce the Fund's expenses. During the period, these credits reduced the Fund's expenses by $3.

8. Distributions to Shareholders.

Distributions to shareholders of each class were as follows:

Years ended May 31,	2013 B	2012 A
From net investment income
Core Multi-Manager	$ 614,340	$ 65,001
Class F	1,704	-
Total	$ 616,044	$ 65,001
From net realized gain
Core Multi-Manager	$ 1,010,810	$ -
Class F	800	-
Total	$ 1,011,610	$ -

A Distributions for Core Multi-Manager are for the period November 16, 2011 (commencement of operations) to May 31, 2012.

B Distributions for Class F are for the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

Annual Report

Notes to Financial Statements - continued

9. Share Transactions.

Transactions for each class of shares were as follows:

	Shares		Dollars
Years ended May 31,	2013 B	2012 A	2013 B	2012 A
Core Multi-Manager
Shares sold	36,851	5,017,415	$ 435,299	$ 50,192,112
Reinvestment of distributions	148,077	6,423	1,625,150	65,001
Shares redeemed	(12,229)	(1,593)	(142,196)	(17,946)
Net increase (decrease)	172,699	5,022,245	$ 1,918,253	$ 50,239,167
Class F
Shares sold	22,429	-	$ 261,819	$ -
Reinvestment of distributions	220	-	2,504	-
Shares redeemed	(774)	-	(9,916)	-
Net increase (decrease)	21,875	-	$ 254,407	$ -

A Share transactions for Core Multi-Manager are for the period November 16, 2011 (commencement of operations) to May 31, 2012.

B Share transactions for Class F are for the period December 18, 2012 (commencement of sale of shares) to May 31, 2013.

10. Other.

The Fund's organizational documents provide former and current trustees and officers with a limited indemnification against liabilities arising in connection with the performance of their duties to the Fund. In the normal course of business, the Fund may also enter into contracts that provide general indemnifications. The Fund's maximum exposure under these arrangements is unknown as this would be dependent on future claims that may be made against the Fund. The risk of material loss from such claims is considered remote.

At the end of the period, Strategic Advisers or its affiliates were the owners of record of approximately 99% of the total outstanding shares of the Fund.

Annual Report

Report of Independent Registered Public Accounting Firm

To the Trustees of Fidelity Rutland Square Trust II and the Shareholders of Strategic Advisers Core Multi-Manager Fund:

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Strategic Advisers Core Multi-Manager Fund (a fund of Fidelity Rutland Square Trust II) at May 31, 2013, the results of its operations for the year then ended, the changes in its net assets for each of the periods indicated and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Strategic Advisers Core Multi-Manager Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at May 31, 2013 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

Boston, Massachusetts

July 18, 2013

Annual Report

Trustees and Officers

The Trustees, Member of the Advisory Board, and executive officers of the trust and fund, as applicable, are listed below. The Board of Trustees governs the fund and is responsible for protecting the interests of shareholders. The Trustees are experienced executives who meet periodically throughout the year to oversee the fund's activities, review contractual arrangements with companies that provide services to the fund, oversee management of the risks associated with such activities and contractual arrangements, and review the fund's performance. If the interests of the fund and an underlying Fidelity fund were to diverge, a conflict of interest could arise and affect how the Trustees and Member of the Advisory Board fulfill their fiduciary duties to the affected funds. Strategic Advisers has structured the fund to avoid these potential conflicts, although there may be situations where a conflict of interest is unavoidable. In such instances, Strategic Advisers, the Trustees, and Member of the Advisory Board would take reasonable steps to minimize and, if possible, eliminate the conflict. Except for Mary C. Farrell, each of the Trustees oversees 26 funds advised by Strategic Advisers or an affiliate. Ms. Farrell oversees 20 funds advised by Strategic Advisers or an affiliate.

The Trustees hold office without limit in time except that (a) any Trustee may resign; (b) any Trustee may be removed by written instrument, signed by at least two-thirds of the number of Trustees prior to such removal; (c) any Trustee who requests to be retired or who has become incapacitated by illness or injury may be retired by written instrument signed by a majority of the other Trustees; and (d) any Trustee may be removed at any special meeting of shareholders by a two-thirds vote of the outstanding voting securities of the trust. The executive officers and Advisory Board Member hold office without limit in time, except that any officer and Advisory Board Member may resign or may be removed by a vote of a majority of the Trustees at any regular meeting or any special meeting of the Trustees. Except as indicated, each individual has held the office shown or other offices in the same company for the past five years.

Each Trustee who is not an interested person of the trust and the fund (as defined in the 1940 Act) is referred to herein as an Independent Trustee.

Experience, Skills, Attributes, and Qualifications of the Fund's Trustees. The Governance and Nominating Committee has adopted a statement of policy that describes the experience, qualifications, attributes, and skills that are necessary and desirable for potential Independent Trustee candidates (Statement of Policy). The Board believes that each Trustee satisfied at the time he or she was initially elected or appointed a Trustee, and continues to satisfy, the standards contemplated by the Statement of Policy. The Governance and Nominating Committee may also engage professional search firms to help identify potential Independent Trustee candidates with experience, qualifications, attributes, and skills consistent with the Statement of Policy. Additional criteria based on the composition and skills of the current Independent Trustees, as well as experience or skills that may be appropriate in light of future changes to board composition, business conditions, and regulatory or other developments, may be considered by the professional search firms and the Governance and Nominating Committee. In addition, the Board takes into account the Trustees' commitment and participation in Board and committee meetings, as well as their leadership of standing and ad hoc committees throughout their tenure.

Annual Report

In determining that a particular Trustee was and continues to be qualified to serve as a Trustee, the Board has considered a variety of criteria, none of which, in isolation, was controlling. The Board believes that, collectively, the Trustees have balanced and diverse experience, qualifications, attributes, and skills, which allow the Board to operate effectively in governing the fund and protecting the interests of shareholders. Information about the specific experience, skills, attributes, and qualifications of each Trustee, which in each case led to the Board's conclusion that the Trustee should serve (or continue to serve) as a trustee of the fund, is provided below.

Board Structure and Oversight Function. Roger T. Servison is an interested person (as defined in the 1940 Act) and currently serves as Chairman. The Trustees have determined that an interested Chairman is appropriate and benefits shareholders because an interested Chairman has a personal and professional stake in the quality and continuity of services provided to the fund. Independent Trustees exercise their informed business judgment to appoint an individual of their choosing to serve as Chairman, regardless of whether the Trustee happens to be independent or a member of management. The Independent Trustees have determined that they can act independently and effectively without having an Independent Trustee serve as Chairman and that a key structural component for assuring that they are in a position to do so is for the Independent Trustees to constitute a substantial majority for the Board. The Independent Trustees also regularly meet in executive session. Ralph F. Cox serves as the lead Independent Trustee and as such (i) acts as a liaison between the Independent Trustees and management with respect to matters important to the Independent Trustees and (ii) with management prepares agendas for Board meetings.

Fidelity funds are overseen by different Boards of Trustees. The fund's Board oversees asset allocation funds as well as the Fidelity enhanced index funds. Other boards oversee Fidelity's investment-grade bond, money market, and asset allocation funds and Fidelity's equity and high income funds. The fund may invest in Fidelity funds overseen by such other Boards. The use of separate Boards, each with its own committee structure, allows the Trustees of each group of Fidelity funds to focus on the unique issues of the funds they oversee, including common research, investment, and operational issues.

The Trustees primarily operate as a full Board, but also operate in committees, to facilitate the timely and efficient consideration of all matters of importance to the Trustees, the fund, and fund shareholders and to facilitate compliance with legal and regulatory requirements and oversight of the fund's activities and associated risks. The Board has charged Strategic Advisers and its affiliates with (i) identifying events or circumstances the occurrence of which could have demonstrably adverse effects on the fund's business and/or reputation; (ii) implementing processes and controls to lessen the possibility that such events or circumstances occur or to mitigate the effects of such events or circumstances if they do occur; and (iii) creating and maintaining a system designed to evaluate continuously business and market conditions in order to facilitate the identification and implementation processes described in (i) and (ii) above. Because the day-to-day operations and activities of the fund are carried out by or through Strategic Advisers, its affiliates and other service providers, the fund's exposure to risks is mitigated but not eliminated by the processes overseen by the Trustees. Board oversight of different aspects of the fund's activities is exercised primarily through the full Board, but also through the Audit and Compliance Committee. Appropriate personnel, including but not limited to the fund's Chief Compliance Officer (CCO), FMR's internal auditor, the independent accountants, the fund's Treasurer and portfolio management personnel, make periodic reports to the Board's committees, as appropriate. The responsibilities of each committee, including their oversight responsibilities, are described further under "Standing Committees of the Fund's Trustees."

Annual Report

Trustees and Officers - continued

The fund's Statement of Additional Information (SAI) includes more information about the Trustees. To request a free copy, call Fidelity at 1-800-835-5095.

Interested Trustees*:

Correspondence intended for each Trustee who is an interested person may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Roger T. Servison (1945)

Year of Election or Appointment: 2006

Mr. Servison is Chairman of the Board of Trustees. Mr. Servison serves as President of Strategic New Business Development for Fidelity Investments and serves as a Director of Strategic Advisers. Previously, Mr. Servison oversaw Fidelity Investments Life Insurance Company (2005-2006) and Strategic Advisers (2005-2007). Mr. Servison also served as President and a Director of Fidelity Brokerage Services (Japan), LLC (1994-2004).

Derek L. Young (1964)

Year of Election or Appointment: 2012

Mr. Young is Vice President of Fidelity's Asset Allocation Funds (2009-present), President and a Director of Strategic Advisers, Inc. (2011-present), President of Fidelity Global Asset Allocation (GAA) (2011-present), and Vice Chairman of Pyramis Global Advisors, LLC (2011-present). Previously, Mr. Young served as Chief Investment Officer of GAA (2009-2011) and as a portfolio manager.

* Trustees have been determined to be "Interested Trustees" by virtue of, among other things, their affiliation with the trust or various entities under common control with Strategic Advisers.

Annual Report

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Independent Trustees:

Correspondence intended for each Independent Trustee (that is, the Trustees other than the Interested Trustees) may be sent to Fidelity Investments, P.O. Box 55235, Boston, Massachusetts 02205-5235.

Name, Year of Birth; Principal Occupations and Other Relevant Experience+
Peter C. Aldrich (1944)

Year of Election or Appointment: 2006

Mr. Aldrich is a Director of the National Bureau of Economic Research and a Director of the funds of BlackRock Realty Group (2006-present). Previously, Mr. Aldrich served as a Trustee for the Fidelity Rutland Square Trust (2005-2010), a Managing Member of Poseidon, LLC (foreign private investment, 1998-2004), and Chairman and Managing Member of AEGIS, LLC (foreign private investment, 1997-2004). Mr. Aldrich also served as Faculty Chairman of The Research Council on Global Investment of The Conference Board (business and professional education non-profit, 1999-2004). Mr. Aldrich is a Member of the Boards of Trustees of the Museum of Fine Arts Boston and Massachusetts Eye and Ear Infirmary and an Overseer of the Longy School of Music.

Amy Butte Liebowitz (1968)

Year of Election or Appointment: 2011

Ms. Butte Liebowitz was the founder and Chief Executive Officer of TILE Financial (financial internet service, 2008-2012). Previously, Ms. Butte Liebowitz served as the Chief Financial Officer and member of the Board of Directors of MF Global (broker-dealer, 2006-2008), and Chief Financial Officer and Executive Vice President of the New York Stock Exchange (2004-2006). Ms. Butte Liebowitz is a member of the Boards of Directors of Accion International and the New York Women's Forum, as well as an alumna of the World Economic Forum's Young Global Leader program.

Ralph F. Cox (1932)

Year of Election or Appointment: 2006

Mr. Cox is President of RABAR Enterprises (management consulting for the petroleum industry). Mr. Cox is a Director of Abraxas Petroleum (exploration and production). Mr. Cox is a member of the Advisory Boards of the Business and Engineering Schools of Texas A&M University and the Engineering School of University of Texas at Austin. Previously, Mr. Cox served as a Trustee for the Fidelity Rutland Square Trust (2005-2010) and as an Advisory Director of CH2M Hill Companies (engineering, 1981-2011). Mr. Ralph F. Cox and Mr. Howard E. Cox, Jr. are not related.

Mary C. Farrell (1949)

Year of Election or Appointment: 2013

Ms. Farrell is a Director of the W.R. Berkley Corporation (insurance provider) and President (2009-present) and Director (2006-present) of the Howard Gilman Foundation (charitable organization). Previously, Ms. Farrell was Managing Director and Chief Investment Strategist at UBS Wealth Management USA and Co-Head of UBS Wealth Management Investment Strategy & Research Group (2003-2005). Ms. Farrell also served as Investment Strategist at PaineWebber (1982-2000) and UBS PaineWebber (2000-2002). Ms. Farrell also serves as Trustee on the Board of Overseers of the New York University Stern School of Business, the Board of Trustees of Yale-New Haven Hospital and is a member of the Advisory Board of Fidelity Commonwealth Trust II.

Karen Kaplan (1960)

Year of Election or Appointment: 2006

Ms. Kaplan is Chief Executive Officer (2013-present) and President of Hill Holliday (2007-present) (advertising and specialized marketing). Ms. Kaplan is a Director of DSM (dba Delta Dental and DentaQuest) (2004-present), Director of Vera Bradley (2012-present), Member of the Board of Governors of the Chief Executives' Club of Boston (2010-present), Member of the Board of Directors of the Massachusetts Conference for Women (2008-present), Chairman of the Executive Committee of the Greater Boston Chamber of Commerce (2006-present), Board of Directors of Jobs for Massachusetts (2012-present), National Association of Corporate Directors Chapter (2012-present), and Board of Directors of the Post Office Square Trust (2012-present). She is also a member of the Clinton Global Initiative, an action oriented community of the most effective CEOs, heads of state, Nobel Prize winners, and non-governmental leaders in the world. Previously, Ms. Kaplan served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010), President of the Massachusetts Women's Forum (2008-2010), Treasurer of the Massachusetts Women's Forum (2002-2006), Vice Chair of the Board of the Massachusetts Society for the Prevention of Cruelty to Children (2003-2010), Director of United Way of Massachusetts Bay (2004-2006), Director of ADVO (direct mail marketing, 2003-2007), and Director of Tweeter Home Entertainment Group (2006-2007).

+ The information above includes each Trustee's principal occupation during the last five years and other information relating to the experience, attributes, and skills relevant to each Trustee's qualifications to serve as a Trustee, which led to the conclusion that each Trustee should serve as a Trustee for the fund.

Advisory Board Member and Executive Officers:

Correspondence intended for each executive officer and Howard E. Cox, Jr. may be sent to Fidelity Investments, 245 Summer Street, Boston, Massachusetts 02210.

Name, Year of Birth; Principal Occupation
Howard E. Cox, Jr. (1944)

Year of Election or Appointment: 2009

Member of the Advisory Board of Fidelity Rutland Square Trust II. Mr. Cox is a Member of the Advisory Board of Devonshire Investors (2009-present). Mr. Cox serves as an Advisory Partner of Greylock (venture capital) and a Director of Stryker Corporation (medical products and services). Previously, Mr. Cox served as an Advisory Board Member of Fidelity Rutland Square Trust (2006-2010) and a Member of the Secretary of Defense's Business Board of Directors (2008-2010). Mr. Howard E. Cox, Jr. and Mr. Ralph F. Cox are not related.

Kenneth B. Robins (1969)

Year of Election or Appointment: 2010

President and Treasurer of the fund. Mr. Robins also serves as President and Treasurer of other Fidelity Equity and High Income Funds (2008-present) and Assistant Treasurer of other Fidelity Fixed Income and Asset Allocation Funds (2009-present). Mr. Robins is an employee of Fidelity Investments (2004-present). Previously, Mr. Robins served as Deputy Treasurer of the Fidelity funds (2005-2008) and Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2006-2008).

Marc Bryant (1966)

Year of Election or Appointment: 2010

Secretary and Chief Legal Officer of the fund. Senior Vice President and Deputy General Counsel of Fidelity Investments. Prior to joining Fidelity Investments, Mr. Bryant served as a Senior Vice President and the Head of Global Retail Legal for AllianceBernstein L.P. (2006-2010), and as the General Counsel for ProFund Advisors LLC (2001-2006).

Elizabeth Paige Baumann (1968)

Year of Election or Appointment: 2012

Anti-Money Laundering (AML) Officer of the fund. Ms. Baumann also serves as AML Officer of the Fidelity funds (2012-present) and The North Carolina Capital Management Trust: Cash and Term Portfolios (2012-present), Chief AML Officer of FMR LLC (2012-present), and is an employee of Fidelity Investments. Previously, Ms. Baumann served as Vice President and Deputy Anti-Money Laundering Officer (2007-2012).

Nicholas E. Steck (1964)

Year of Election or Appointment: 2009

Chief Financial Officer of the fund. Mr. Steck serves as Senior Vice President of Fidelity Pricing and Cash Management Services (2008-present) and is an employee of Fidelity Investments. During the period 2002 to 2009, Mr. Steck served as a Compliance Officer of FMR, Fidelity Investments Money Management, Inc., FMR LLC, Fidelity Research & Analysis (U.K.) Inc., Fidelity Management & Research (Hong Kong) Limited, and Fidelity Management & Research (Japan) Inc.

Bruce Treff (1966)

Year of Election or Appointment: 2013

Chief Compliance Officer of the fund. Mr. Treff also serves as Senior Vice President of Asset Management Compliance (2013-present). Previously, Mr. Treff served as Managing Director of Citibank, N.A. (2005-2013).

Adrien E. Deberghes (1967)

Year of Election or Appointment: 2011

Vice President and Assistant Treasurer of the fund. Mr. Deberghes also serves as Assistant Treasurer (2010-present) and Deputy Treasurer (2008-present) of other Fidelity funds and is an employee of Fidelity Investments (2008-present). Previously, Mr. Deberghes served as Senior Vice President of Mutual Fund Administration at State Street Corporation (2007-2008), Senior Director of Mutual Fund Administration at Investors Bank & Trust (2005-2007), and Director of Finance for Dunkin' Brands (2000-2005).

Stephanie J. Dorsey (1969)

Year of Election or Appointment: 2012

Assistant Treasurer of the fund. Ms. Dorsey also serves as President and Treasurer (2013-present) and Assistant Treasurer (2010-present) of other Fidelity funds, Treasurer and Chief Financial Officer of The North Carolina Capital Management Trust: Cash and Term Portfolios (2013-present), and is an employee of Fidelity Investments (2008-present). Previously, Ms. Dorsey served as Deputy Treasurer of the Fidelity funds (2008-2013), Treasurer (2004-2008) of the JPMorgan Mutual Funds and Vice President (2004-2008) of JPMorgan Chase Bank.

Jonathan Davis (1968)

Year of Election or Appointment: 2010

Assistant Treasurer of the fund. Mr. Davis is also Assistant Treasurer of certain Fidelity funds. Mr. Davis is an employee of Fidelity Investments. Previously, Mr. Davis served as Vice President and Associate General Counsel of FMR LLC (2003-2010).

Margaret A. Carey (1973)

Year of Election or Appointment: 2009

Assistant Secretary of the fund. Ms. Carey also serves as Vice President, Associate General Counsel (2007-present), and is an employee of Fidelity Investments (2004-present). Previously, Ms. Carey served as Assistant Secretary of The North Carolina Capital Management Trust: Cash and Term Portfolios (2008-2013).

Annual Report

Distributions (Unaudited)

The Board of Trustees of Strategic Advisers Core Multi-Manager Fund voted to pay to shareholders of record at the opening of business on record date, the following distributions per share derived from capital gains realized from sales of portfolio securities, and dividends derived from net investment income:

	Pay Date	Record Date	Dividends	Capital Gains
Class F	07/08/13	07/05/13	$0.049	$0.61

The fund hereby designates as a capital gain dividend with respect to the taxable year ended May 31, 2013, $2,409,381, or, if subsequently determined to be different, the net capital gain of such year.

Class F designates 100% of the dividends distributed during the fiscal year as qualifying for the dividends-received deduction for corporate shareholders.

Class F designates 100% of the dividends distributed during the fiscal year as amounts which may be taken into account as a dividend for purposes of the maximum rate under section 1(h)(11) of the Internal Revenue Code.

The fund will notify shareholders in January 2014 of amounts for use in preparing 2013 income tax returns.

Annual Report

Board Approval of Investment Advisory Contracts and Management Fees

Strategic Advisers Core Multi-Manager Fund

On March 5, 2013, the Board of Trustees, including the Independent Trustees (together, the Board), voted at an in-person meeting to approve an investment advisory agreement (the Sub-Advisory Agreement) with AllianceBernstein L.P. (New Sub-Adviser) for the fund.

The Board, assisted by the advice of fund counsel and Independent Trustees' counsel, considered a broad range of information it believed relevant to the approval of the Sub-Advisory Agreement.

In considering whether to approve the Sub-Advisory Agreement, the Board reached a determination, with the assistance of fund counsel and Independent Trustees' counsel and through the exercise of its business judgment, that the approval of the Sub-Advisory Agreement is in the best interests of the fund and its shareholders and that the approval of such agreement does not involve a conflict of interest from which Strategic Advisers, Inc. (Strategic Advisers) or its affiliates derive an inappropriate advantage. Also, the Board found that the advisory fees to be charged under the Sub-Advisory Agreement bear a reasonable relationship to the services to be rendered and will be based upon services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. The Board's decision to approve the Sub-Advisory Agreement was not based on any single factor, but rather was based on a comprehensive consideration of all the information provided to the Board.

Nature, Extent, and Quality of Services Provided. The Board considered the staffing within the New Sub-Adviser, including the backgrounds of its investment personnel, and also took into consideration the fund's investment objective, strategies and related investment philosophy. The Board also considered the structure of the New Sub-Adviser's portfolio manager compensation program and whether this structure provides appropriate incentives to act in the best interests of the fund.

Resources Dedicated to Investment Management and Support Services. The Board reviewed the general qualifications and capabilities of the New Sub-Adviser's investment staff, its use of technology, and approach to recruiting, managing and compensating investment personnel. The Board noted that the New Sub-Adviser's analysts have extensive resources, tools and capabilities which allow them to conduct sophisticated fundamental and/or quantitative analysis. Additionally, in their deliberations, the Board considered the New Sub-Adviser's trading capabilities and resources which are an integral part of the investment management process.

Shareholder and Administrative Services. The Board considered (i) the nature, extent, quality, and cost of advisory services to be performed by the New Sub-Adviser under the Sub-Advisory Agreement and (ii) the resources to be devoted to the fund's compliance policies and procedures.

Annual Report

Investment Performance. The Board also considered the historical investment performance of the New Sub-Adviser and the portfolio managers in managing accounts under a similar investment mandate.

Based on its review, the Board concluded that the nature, extent, and quality of services that will be provided to the fund under the Sub-Advisory Agreement should benefit the fund's shareholders.

Competitiveness of Management Fee and Total Fund Expenses. In reviewing the Sub-Advisory Agreement, the Board considered the amount and nature of fees to be paid by the fund to the fund's investment adviser, Strategic Advisers, the amount and nature of fees to be paid by Strategic Advisers to the New Sub-Adviser and the fund's projected total operating expenses. The Board also considered that the fund's maximum aggregate annual management fee rate may not exceed 1.05% of the fund's average daily net assets and that the Sub-Advisory Agreement will not result in a change to the maximum aggregate annual management fee payable by the fund. The Board also noted that Strategic Advisers has contractually agreed to reimburse the fund to the extent that total operating expenses (excluding interest, taxes, brokerage commissions, extraordinary expenses, and acquired fund fees and expenses, if any) exceed 0.97% of the fund's average net assets through July 31, 2013.

Based on its review, the Board concluded that the fund's management fee structure and projected total expenses bear a reasonable relationship to the services that the fund and its shareholders will receive and the other factors considered.

Because the Sub-Advisory Agreement was negotiated at arm's length and will have no impact on the maximum management fees payable by the fund, the Board did not consider the fund's investment performance or costs of services and profitability to be significant factors in its decision to approve the Sub-Advisory Agreement.

Potential Fall-Out Benefits. The Board considered that it reviews information regarding the potential for direct and indirect benefits to Strategic Advisers and its affiliates from their relationships with the fund, including non-advisory fee compensation paid to affiliates of Strategic Advisers, if any, during its annual renewal of the fund's advisory agreement with Strategic Advisers. With respect to the New Sub-Adviser, the Board considered management's representation that it does not anticipate that the hiring of the New Sub-Adviser will have a material impact on the potential for fall-out benefits to Strategic Advisers or its affiliates.

Possible Economies of Scale. The Board considered that it reviews whether there have been economies of scale in connection with the management of the fund during its annual renewal of the fund's advisory agreement with Strategic Advisers. The Board noted that the Sub-Advisory Agreement provides for breakpoints as the fund's assets grow and noted that any potential decline in sub-advisory fees will accrue directly to shareholders.

Annual Report

Board Approval of Investment Advisory Contracts and
Management Fees - continued

Conclusion. Based on its evaluation of all of the conclusions noted above, and after considering all factors it believed relevant, the Board ultimately concluded that the Sub-Advisory Agreement's fee structure bears a reasonable relationship to the services to be rendered and that Sub-Advisory Agreement should be approved because the agreement is in the best interests of the fund and its shareholders. The Board also concluded that the sub-advisory fees to be charged thereunder will be based on services provided that will be in addition to, rather than duplicative of services provided under the advisory contract of any underlying fund in which the fund may invest. In addition, the Board concluded that the approval of the Sub-Advisory Agreement does not involve a conflict of interest from which Strategic Advisers or its affiliates derive an inappropriate advantage.

Annual Report

Investment Adviser

Strategic Advisers, Inc.
Boston, MA

Investment Sub-Advisers

AllianceBernstein L.P.

First Eagle Investment Management LLC

Lazard Asset Management LLC

OppenheimerFunds, Inc.

Pyramis Global Advisors, LLC

T. Rowe Price Associates, Inc.

General Distributor

Fidelity Distributors Corporation
Smithfield, RI

Transfer and Service Agents

Fidelity Investments Institutional
Operations Company, Inc.

Boston, MA

Fidelity Service Company, Inc.
Boston, MA

Custodian

The Bank of New York Mellon

New York, NY

(Fidelity Investment logo)(registered trademark)
Corporate Headquarters
245 Summer St., Boston, MA 02210
www.fidelity.com

MMC-F-ANN-0713
1.951474.100

Item 2. Code of Ethics

As of the end of the period, May 31, 2013, Fidelity Rutland Square Trust II (the "trust") has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its President and Treasurer and its Chief Financial Officer. A copy of the code of ethics is filed as an exhibit to this Form N-CSR.

Item 3. Audit Committee Financial Expert

The Board of Trustees of the trust has determined that Amy Butte Liebowitz is an audit committee financial expert, as defined in Item 3 of Form N-CSR.   Ms. Butte Liebowitz is independent for purposes of Item 3 of Form N-CSR.

Item 4. Principal Accountant Fees and Services

Fees and Services

The following table presents fees billed by PricewaterhouseCoopers LLP ("PwC") in each of the last two fiscal years for services rendered to Strategic Advisers Core Fund, Strategic Advisers Core Multi-Manager Fund, Strategic Advisers Growth Fund, Strategic Advisers Growth Multi-Manager Fund, Strategic Advisers Short Duration Fund, Strategic Advisers Value Fund and Strategic Advisers Value Multi-Manager Fund (the "Funds"):

Services Billed by PwC

May 31, 2013 FeesA

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Strategic Advisers Core Fund	$53,000	$-	$4,000	$3,600
Strategic Advisers Core Multi-Manager Fund	$36,000	$-	$3,400	$800
Strategic Advisers Growth Fund	$52,000	$-	$4,000	$3,300
Strategic Advisers Growth Multi-Manager Fund	$36,000	$-	$3,400	$800
Strategic Advisers Short Duration Fund	$43,000	$-	$3,400	$2,300
Strategic Advisers Value Fund	$51,000	$-	$4,000	$3,300
Strategic Advisers Value Multi-Manager Fund	$36,000	$-	$3,400	$800

May 31, 2012 FeesA,B,C

	Audit Fees	Audit-Related Fees	Tax Fees	All Other Fees
Strategic Advisers Core Fund	$52,000	$-	$4,000	$-
Strategic Advisers Core Multi-Manager Fund	$31,000	$-	$3,400	$-
Strategic Advisers Growth Fund	$51,000	$-	$4,000	$-
Strategic Advisers Growth Multi-Manager Fund	$31,000	$-	$3,400	$-
Strategic Advisers Short Duration Fund	$33,000	$-	$3,400	$-
Strategic Advisers Value Fund	$50,000	$-	$4,000	$-
Strategic Advisers Value Multi-Manager Fund	$30,000	$-	$3,400	$-

A Amounts may reflect rounding.

B Strategic Advisers Core Multi-Manager Fund, Strategic Advisers Growth Multi-Manager Fund and Strategic Advisers Value Multi-Manager Fund commenced operations on November 16, 2011.

C Strategic Advisers Short Duration Fund commenced operations on December 20, 2011.

The following table presents fees billed by PwC that were required to be approved by the Audit Committee for services that relate directly to the operations and financial reporting of the Funds and that are rendered on behalf of Strategic Advisers, Inc. ("Strategic Advisers") and entities controlling, controlled by, or under common control with Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser) that provide ongoing services to the Funds ("Fund Service Providers"):

Services Billed by PwC

	May 31, 2013A	May 31, 2012A,B
Audit-Related Fees	$4,755,000	$3,795,000
Tax Fees	$-	$-
All Other Fees	$-	$-

A Amounts may reflect rounding.

B May include amounts billed prior to the Strategic Advisers Core Multi-Manager Fund, Strategic Advisers Growth Multi-Manager Fund, Strategic Advisers Short Duration Fund and Strategic Advisers Value Multi-Manager Fund's commencement of operations.

"Audit-Related Fees" represent fees billed for assurance and related services that are reasonably related to the performance of the Fund audit or the review of the Fund's financial statements and that are not reported under Audit Fees.

"Tax Fees" represent fees billed for tax compliance, tax advice or tax planning that relate directly to the operations and financial reporting of the Fund.

"All Other Fees" represent fees billed for services provided to the fund or Fund Service Provider, a significant portion of which are assurance related, that relate directly to the operations and financial reporting of the fund, excluding those services that are reported under Audit Fees, Audit-Related Fees or Tax Fees.

Assurance services must be performed by an independent public accountant.

* * *

The aggregate non-audit fees billed by PwC for services rendered to the Funds, Strategic Advisers (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any Fund Service Provider relating to Covered Services and Non-Covered Services (each as defined below) for each of the last two fiscal years of the Funds are as follows:

Billed By	May 31, 2013 A	May 31, 2012 A,B
PwC	$5,365,000	$5,080,000

A Amounts may reflect rounding.

B May include amounts billed prior to the Strategic Advisers Core Multi-Manager Fund, Strategic Advisers Growth Multi-Manager Fund, Strategic Advisers Short Duration Fund and Strategic Advisers Value Multi-Manager Fund's commencement of operations.

The trust's Audit Committee has considered non-audit services that were not pre-approved that were provided by PwC to Fund Service Providers to be compatible with maintaining the independence of PwC in its audit of the Funds, taking into account representations from PwC, in accordance with Public Company Accounting Oversight Board rules, regarding its independence from the Funds and their related entities and Strategic Advisers' review of the appropriateness and permissibility under applicable law of such non-audit services prior to their provision to the Fund Service Providers.

Audit Committee Pre-Approval Policies and Procedures

The trust's Audit Committee must pre-approve all audit and non-audit services provided by the independent registered public accounting firm relating to the operations or financial reporting of the funds. Prior to the commencement of any audit or non-audit services to a fund, the Audit Committee reviews the services to determine whether they are appropriate and permissible under applicable law.

The trust's Audit Committee has adopted policies and procedures to, among other purposes, provide a framework for the Committee's consideration of non-audit services by the audit firms that audit the Fidelity funds. The policies and procedures require that any non-audit service provided by a fund audit firm to the trust and any non-audit service provided by a fund auditor to a Fund Service Provider that relates directly to the operations and financial reporting of the trust ("Covered Service") are subject to approval by the Audit Committee before such service is provided.

All Covered Services must be approved in advance of provision of the service either: (i) by formal resolution of the Audit Committee, or (ii) by oral or written approval of the service by the Chair of the Audit Committee (or if the Chair is unavailable, such other member of the Audit Committee as may be designated by the Chair to act in the Chair's absence). The approval contemplated by (ii) above is permitted where the Treasurer determines that action on such an engagement is necessary before the next meeting of the Audit Committee.

Non-audit services provided by a fund audit firm to a Fund Service Provider that do not relate directly to the operations and financial reporting of the trust ("Non-Covered Service") are not required to be approved, but are reported to the Audit Committee annually.

Non-Audit Services Approved Pursuant to Rule 2-01(c)(7)(i)(C) and (ii) of Regulation S-X ("De Minimis Exception")

There were no non-audit services approved or required to be approved by the Audit Committee pursuant to the De Minimis Exception during the Funds' last two fiscal years relating to services provided to (i) the Funds or (ii) any Fund Service Provider that relate directly to the operations and financial reporting of the Funds.

Item 5. Audit Committee of Listed Registrants

Not applicable.

Item 6. Investments

(a) Not applicable.

(b) Not applicable

Item 7. Disclosure of Proxy Voting Policies and Procedures for Closed-End Management Investment Companies

Not applicable.

Item 8. Portfolio Managers of Closed-End Management Investment Companies

Not applicable.

Item 9. Purchase of Equity Securities by Closed-End Management Investment Company and Affiliated Purchasers

Not applicable.

Item 10. Submission of Matters to a Vote of Security Holders

Not applicable.

Item 11. Controls and Procedures

(a)(i) The President and Treasurer and the Chief Financial Officer have concluded that the trust's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act) provide reasonable assurances that material information relating to the trust is made known to them by the appropriate persons, based on their evaluation of these controls and procedures as of a date within 90 days of the filing date of this report.

(a)(ii) There was no change in the trust's internal control over financial reporting (as defined in Rule 30a-3(d) under the Investment Company Act) that occurred during the second fiscal quarter of the period covered by this report that has materially affected, or is reasonably likely to materially affect, the trust's internal control over financial reporting.

Item 12. Exhibits

(a)	(1)	Code of Ethics pursuant to Item 2 of Form N-CSR is filed and attached hereto as EX-99.CODE ETH.
(a)	(2)	Certification pursuant to Rule 30a-2(a) under the Investment Company Act of 1940 (17 CFR 270.30a-2(a)) is filed and attached hereto as Exhibit 99.CERT.
(a)	(3)	Not applicable.
(b)		Certification pursuant to Rule 30a-2(b) under the Investment Company Act of 1940 (17 CFR 270.30a-2(b)) is furnished and attached hereto as Exhibit 99.906CERT.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Fidelity Rutland Square Trust II

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	July 26, 2013

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/Kenneth B. Robins
Kenneth B. Robins
President and Treasurer

Date:	July 26, 2013
By:	/s/Nicholas E. Steck
Nicholas E. Steck
Chief Financial Officer

Date:	July 26, 2013